                     ARMADA FUNDS 2000 ANNUAL REPORT




                                                                  [Logo omitted]

DESIGN YOUR OWN DESTINY
WWW.armadafunds.com

                          ANNUAL REPORT -- MAY 31, 2000
                                TABLE OF CONTENTS

================================================================================

ARMADA FUNDS

CORE EQUITY FUND

EQUITY GROWTH FUND

EQUITY INCOME FUND

EQUITY INDEX FUND

INTERNATIONAL EQUITY FUND

SMALL CAP GROWTH FUND

SMALL CAP VALUE FUND

TAX MANAGED EQUITY FUND

BALANCED ALLOCATION FUND

BOND FUND

ENHANCED INCOME FUND

GNMA FUND

INTERMEDIATE BOND FUND

TOTAL RETURN ADVANTAGE FUND

NATIONAL TAX EXEMPT BOND FUND

OHIO TAX EXEMPT BOND FUND

PENNSYLVANIA MUNICIPAL BOND FUND

GOVERNMENT MONEY MARKET FUND

MONEY MARKET FUND

OHIO MUNICIPAL MONEY MARKET FUND

PENNSYLVANIA TAX EXEMPT
   MONEY MARKET FUND

TAX EXEMPT MONEYMARKET FUND

TREASURY MONEY MARKET FUND




PARKSTONE CONTINUING FUNDS
   (POST MERGER)


PARKSTONE LARGE CAPITALIZATION FUND
   (ARMADA LARGE CAP ULTRA FUND)

PARKSTONE MID CAPITALIZATION FUND
   (ARMADA MID CAP GROWTH FUND)

PARKSTONE U.S. GOVERNMENT INCOME FUND
   (ARMADA U.S. GOVERNMENT INCOME FUND)

PARKSTONE MICHIGAN MUNICIPAL BOND FUND
   (ARMADA MICHIGAN MUNICIPAL BOND FUND)

PARKSTONE TREASURY FUND
   (ARMADA TREASURY PLUS MONEY
   MARKET FUND)


--------------------------------------------------------------------------------

Chairman's Message ...................................................     1
Economic Overview ....................................................     2

ARMADA FUNDS
Fund Overviews .......................................................     4
Additional Armada Performance Information ............................    21
Report of Independent Auditors .......................................    22
Notice to Shareholders ...............................................    23
Financial Highlights .................................................    25
Statements of Net Assets .............................................    48
Financial Statements .................................................   132
Notes to Financial Statements ........................................   144

PARKSTONE GROUP OF FUNDS (FIVE CONTINUING FUNDS)
Fund Overviews .......................................................   158
Additional Parkstone Performance Information .........................   162
Financial Highlights .................................................   164
Statements of Net Assets .............................................   179
Financial Statements .................................................   191
Notes to Financial Statements ........................................   195
Report of Independent Auditors .......................................   203
Notice to Parkstone Shareholders .....................................   204
Results of Proxy Voting ..............................................   205

--------------------------------------------------------------------------------
            -----------------------------------------------------
            NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE
            -----------------------------------------------------

National City Investment Management Company (IMC) serves as investment adviser to Armada Funds, for which it receives an investment advisory fee. Armada Funds are distributed by SEI Investments Distribution Company (SIDC), Oaks, PA 19456. SIDC is not affiliated with IMC and is not a bank. Mutual funds involve risks including possible loss of principal. Performance figures quoted herein may be lower due to recent market volatility. For more complete information about Armada Funds, including charges and expenses, please contact your investment specialist or call 1-800-622-FUND (3863) for a prospectus. Read it carefully before you invest or send money.

AN INVESTMENT IN MONEY MARKET FUNDS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE MONEY MARKET FUND(S) SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND(S).

--------------------------------------------------------------------------------

                               CHAIRMAN'S MESSAGE

JULY 14, 2000

DEAR SHAREHOLDERS:

   During the year ended May 31, 2000, we witnessed the volatility of the equity markets as many high-flying technology stocks soared and then declined. An environment of extreme swings may tempt investors to stray from their long-term investment strategy in pursuit of short-term rewards. We continue to encourage shareholders to remain true to basic investment strategies such as maintaining a diversified portfolio, focusing on investment objectives and investing according to your risk tolerance.

   On June 16, 2000, we completed the reorganization of the Parkstone Group of Funds with Armada Funds, the culmination of two years of work to unify the investment and administrative functions of the fund families. Armada Funds is now comprised of 28 investment portfolios with more than $16.5 billion in assets. Fund performance, management discussions and financial statements for the five continuing Parkstone Funds are included in this report. Going forward, each fund will continue under its new Armada name.

   The Armada Funds Web site, WWW.ARMADAFUNDS.COM, continues to be an important resource for our shareholders. In the first five months of 2000, close to 39,000 people visited the site to view daily prices, yields and other fund information. During this same period, Armada's fund-direct shareholders completed more than 5,000 transactions online.

   In addition, we recently introduced our newest investment option: Class C shares. Some investors prefer the asset-based "level load" structure offered by C shares since it allows them to pay for investment services as they are received.

   Thank you for your continued investment in Armada Funds. Detailed information about your investment(s) can be found in the following pages of this report. If you have any questions regarding your investment, please contact your Financial Consultant, visit WWW.ARMADAFUNDS.COM or call 1-800-622-FUND (3863).

Sincerely,

/s/signature omitted

Robert D. Neary
Chairman


                                                    [Logo omitted]
                                                    Armada [Register Mark] Funds

                                ECONOMIC OVERVIEW

================================================================================

DEAR SHAREHOLDER:

   The U.S. economy set a record for the longest expansion in the country's history during the past fiscal year-110 consecutive months by the end of May. Gross domestic product growth hit an annualized rate of 5.5 percent for the last three months of 1999 and reached an unimaginable 7.3 percent annualized rate during the first quarter of 2000. In fact, consumer spending and business fixed investment continued climbing at the fastest pace in recent memory. The former increased 7.7 percent annualized during the first quarter of 2000, with the latter surging 23.7 percent annualized.

   With this level of growth so far into the current expansion, it was inevitable that we would have to deal with 3.9 percent unemployment and rising employment costs. The latter jumped an eye-popping 1.4 percent during the first quarter of 2000. Throw into the mix rising energy costs and the wealth effect caused by the stock market's precipitous rise, and it's little wonder that inflation remains at the top of the Federal Reserve Board's agenda. As far back as June 1999, Mr. Greenspan and Company announced the first of six eventual interest rate increases throughout the period. These culminated in a 50-basis-point hike in May.

   Did these aggressive tightenings manage to cool down the economy a bit and bring the stock market back to earth? We've witnessed some initial signs of relief, including soft retail sales and a slowdown in existing home sales. Yet, these and other indicators may not be enough to satisfy the Fed. The core Consumer Price Index jumped 0.4 percent in April, its biggest advance in five years, indicating that domestic businesses may now feel more comfortable with passing increased wage and benefit costs along to consumers. It is hard to imagine the Fed standing still for this new mindset, which we characterize as "a little inflation is OK."

TECHNOLOGY AGAIN DROVE THE EQUITY MARKETS

   Looking at the U.S. equity markets, we again saw strong performance in the S&P 500 Composite Index. Despite an aggressive Fed, this index managed to return a total of 10.47 percent. This marks its sixth consecutive year of double-digit gains. After an extended period of relative underperformance, small cap and mid cap stocks staged a major comeback. The Russell 2000 Index, a leading small cap benchmark, gained 10.0 percent, while the Russell Midcap Growth Index returned a stunning 43.72 percent.

   However, hidden behind these aggregate numbers is the fact that technology and telecom-related stocks enjoyed a disproportionate share of the market's advance. The Nasdaq Stock Market-home to Cisco Systems, Intel, Microsoft, Sun Microsystems and a slew of other high-profile tech companies-finished the period up 38 percent even after its huge spring correction. Many other sectors-consumer cyclicals, basic materials, capital goods, transportation, and consumer staples among them-posted small or even negative returns.

   The technology-heavy S&P 500/BARRA Growth Index returned a total of 17.56 percent, but the S&P 500/BARRA Value Index, lagged with a total return of only
2.58 percent. The small cap market told a similar story. While the Russell 2000 Growth Index returned 19.69 percent for the year, the Russell 2000 Value Index finished in the red, down 0.26 percent.

   As expected, though, we have begun to witness a long-overdue shakeout in the technology sector. As the final three months of the period showed, fundamentals have come back into vogue. Investors no longer seem content to throw money indiscriminately at dot-com companies and have begun differentiating between those that have viable business models and those that are unlikely to succeed.

   Globally, we are witnessing the first synchronous worldwide expansion in a decade. Few could have predicted the speed of the economic recovery that took place in the emerging markets of Asia and Latin America following the meltdown of 1998. However, the rapid and large monetary stimulus provided by innumerable central banks served to quickly restore confidence, allowing developing currencies and, subsequently, interest rates, to stabilize. At the same time, rapid growth in the United States allowed exports from many developing regions to expand vigorously. In Europe, consumer confidence stands at its highest level in a decade, and GDP growth may surpass that of the United States for the first time in 10 years.

   These factors helped the international equity markets stage a major comeback in fiscal 2000. The Morgan Stanley MSCI EAFE (Europe, Australia, Far East) Equity Index posted a total return of 17.14 percent. Thanks in part to a wave of merger activity and technology and telecom buying, many leading European

                                ECONOMIC OVERVIEW

================================================================================

indices finished the period with outstanding numbers. In local currency terms, the Morgan Stanley MSCI EMU Index returned 38.24 percent, France's CAC 40 grew by 50.98 percent, and Germany's DAX increased by 40.23 percent. Admittedly, European results in dollars were dampened by the dismal performance of the euro, which dropped 9.9 percent versus the U.S. dollar. As a result, the MSCI EMU Index's performance translated into a 23.79 percent gain in dollar terms.

   In Asia, the markets in Hong Kong, Singapore, Taiwan and South Korea all performed strongly, with Hong Kong's Hang Seng Stock Index gaining 24.39 percent for the period. Meanwhile, Japan continued to struggle with structural reforms. Although a strong yen helped the Nikkei 225 Index jump 15.26 percent in U.S. dollars, it returned a disappointing 2.06 percent in local currency terms.

A DIFFICULT YEAR FOR THE FIXED INCOME MARKETS

   A number of factors conspired to punish the bond markets including the specter of inflation, attendent Fed tightenings, a supply bubble in corporate and asset-backed securities, corporate credit concerns, and several Treasury buy backs. Consequently, prices in the non-Treasury-or spread-sectors suffered throughout most of the period. A bill introduced in Congress that could remove the implied government guarantee behind Fannie Mae and Freddie Mac, as well as other government-sponsored enterprises ("GSE") while unlikely to pass in the future, also cast a cloud over the fixed income market. The Lehman U.S. Aggregate Index, a leading benchmark, returned a total of 2.10 percent for the past 12 months.

   After a steady drop from their "flight to quality" highs, Treasury prices, especially at the long end of the curve, began to rise in January as the federal government announced plans to buy back some $30 billion of debt. Treasury securities across the yield curve are likely to increase in value as the buyback progresses. We are not as sanguine about the outlook for the spread sectors, particularly on the long end. Even after May's 50-basis-point hike, more may be in the offing as the Fed attempts to stem the wealth effect caused by the stock market's precipitous rise. Although some of its speculative excess has been removed, rising energy prices and virtually full employment make inflation a concern.

A REBOUND IN VALUE?

   The prospects for the equity markets remain solid, while the inequality that we witnessed between the growth- and value-oriented sectors that we witnessed is unlikely to continue. The solid underlying fundamentals of the economy and healthy profit outlook for many overlooked sectors should lead to a broadening of the market.

   Internationally, we are particularly intrigued by the earnings potential of companies in Asia and Europe as well as Latin America. Many of these economies are at much earlier stages in their economic expansion than the United States. Hong Kong, in particular, stands to benefit from China's likely entry into the World Trade Organization.

   Moreover, we believe that Japan and the countries of Western Europe are finally beginning to undertake, albeit reluctantly, the sorely needed economic reforms that will enable them to compete in a competitive and truly global 21st -century economy. The euro, which we believe to be fundamentally undervalued, should begin to recover, which should benefit the international portfolios of U.S. investors.

   In sum, we look forward to continued strong worldwide economic growth with virtually no region of the globe left behind. The outlook for corporate profits remains positive as well. Although we are concerned that more monetary tightenings may be on the horizon, we are not forecasting markedly higher interest rates. Instead, inflation will likely remain tame as cyclical pressures recede. Ultimately, we see a continued positive environment for the equity markets.

Sincerely,


/s/signature


Donald L. Ross
President and Chief Investment Officer
National City Investment Management Company

EQUITY FUNDS

ARMADA CORE EQUITY FUND OVERVIEW
================================================================================

COMMENTS FROM NATIONAL ASSET MANAGEMENT CORPORATION

   Technology stocks again accounted for most of the growth in the domestic large cap market over the past year. The Nasdaq Stock Market, a leading technology indicator, gained 38% despite its steep spring correction and the tug-of-war investors witnessed between old- and new-economy stocks. Effective selection within the tech sector and a slight overweight to the S&P 500 Composite Index contributed to most of the Fund's outperformance.

   For the fiscal year ended May 31, 2000, the Armada Core Equity Fund produced a total return of 11.31% (before sales charges) for Class B shareholders and 12.31% for Class I investors. Over the same period, the Fund's benchmark, S&P 500 Composite Index, had a return of 10.47%.

   A large stake in semiconductor stocks proved highly beneficial to the Fund during the first half of the reporting period. The industry's cycle of overcapacity ended as Internet- and wireless-driven demand boosted earnings throughout the industry. The Philadelphia Semiconductor Index, commonly known as the SOX, finished the 12-month period up 131%. Within the portfolio, Altera, Applied Materials, Intel, Linear Technologies, Maxim Integrated Products, Teradyne, and Xilinx all more than doubled in value.

   Spurred by valuation concerns, the Fund's management team reduced the Fund's semiconductor exposure in early 2000 and further diversified its tech stake into software and telecom-related stocks. Lured by strong product demand, we added Siebel Systems, a leader in eBusiness application software, as well as Applied Micro Circuits, Tellabs, and Vitesse. All have performed solidly.

   Although technology stocks were most responsible for the Fund's performance, stock selection in other sectors also proved beneficial. Due to its acquisition by International Paper, Champion International gained 42% during the period. Medtronic, a maker of pacemakers and other medical equipment, added 45% to its market value. Despite the weakness of the financial sector, Citigroup's twin strengths in banking and brokerage lifted its share price by 41%. General Electric, yet another holding, gained 55% after posting better-than-expected earnings. It also recaptured the market cap crown from Microsoft and Cisco Systems.

   Among its underweights, the portfolio benefited most from a modest exposure to the utilities sector. Electric utility stocks in particular are suffering due to poor earnings growth and a questionable regulatory environment. Frankly, we do not see this situation changing in the near future.

   The prospects for the U.S. economy continue to look strong, and we expect the contest between the old and the new economy to continue. Given the difficulty of predicting which group will emerge victorious, the Fund has an emphasis on one end to technology stocks and on the other to the basic industry and financial sectors. The management team is underweighted to many so-called middle-ground sectors--such as retail, pharmaceuticals, and consumer goods--which do not appear to be benefiting from either tug of the rope.


GROWTH OF A $10,000 INVESTMENT (5)

[line graph omitted--plot points as follows]

           Armada Core Equity Fund      Armada Core Equity Fund
              (Class I Shares)          (Class B Shares) 2,4         S&P 500 Composite Index
8/1/97             $10,000                      $10,000                      $10,000
5/31/98            $11,404                      $11,364                      $11,585
5/31/99            $14,378                      $14,224                      $14,024
5/31/00            $16,148                      $15,433                      $15,492



ARMADA CORE EQUITY FUND
-----------------------
Average Annual Total Returns, as of 5/31/00

-------------------------------------------------------------------
                                        SINCE      CUMULATIVE SINCE
                         1 YEAR     INCEPTION (1)    INCEPTION (1)
-------------------------------------------------------------------
Class I Shares           12.31%        18.43%           61.47%
-------------------------------------------------------------------
Class A Shares           11.98%        18.14%           60.36%
-------------------------------------------------------------------
Class A Shares
 with Sales Charge        5.81%        15.81%           51.57%
-------------------------------------------------------------------
Class B Shares           11.31%        19.71%           54.00%
-------------------------------------------------------------------
Class B Shares
 with Sales Charge        6.31%        18.41%           50.00%
-------------------------------------------------------------------
Class C Shares 3,4       11.38%         N/A              0.55%
-------------------------------------------------------------------
Class C Shares 3,4
 with Sales Charge       10.38%         N/A             (0.45)%
-------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: AUGUST 1, 1997 (CLASS I
  SHARES); AUGUST 1, 1997 (CLASS A SHARES); JANUARY 6, 1998 (CLASS B SHARES) AND JANUARY 20, 2000 (CLASS C SHARES).

2 CLASS B SHARES RETURNS FOR THE PERIOD AUGUST 1, 1997 TO JANUARY 6, 1998
  REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

3 CLASS C SHARES RETURNS FOR THE PERIOD JANUARY 6, 1998 TO JANUARY 20, 2000
  REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

4 IN INSTANCES WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE
  HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE
  PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 21.

                                                                    EQUITY FUNDS

                                              ARMADA EQUITY GROWTH FUND OVERVIEW
================================================================================

COMMENTS FROM THE EQUITY GROWTH TEAM

   Technology stocks continued to lead the large cap market higher during the past year, even as many high-flying tech names suffered a steep correction in the last three months of the reporting period. The management team's focus on growth at a reasonable price insulated the Fund somewhat as we focused the Fund's technology holdings on the resurgent semiconductor sector.

   For the fiscal year ended May 31, 2000, the Armada Equity Growth Fund produced a total return of 17.68% (before sales charges) for Class B shareholders and 18.49% for Class I investors. Over the same period, the Fund's benchmark, the Standard & Poor's 500 Composite Index, had a return of 10.47%.

   The management team began adding to the Fund's semiconductor holdings last summer as the industry's cycle of overcapacity appeared to be nearing an end. The explosive growth of the Internet and wireless industries has driven sales of microprocessors, and some of the Fund's holdings such as Analog Devices, Altera, Applied Materials, Intel, and Texas Instruments have been among the chief beneficiaries of this trend. All doubled in value or better during the past year as did a number of other technology and telecom holdings. These include ADC Telecommunications, Cisco Systems, EMC, Nortel Networks, and Sun Microsystems. Spurred primarily by valuation concerns, the management team trimmed the Fund's holdings in some of these stocks. At year-end, we maintained a modest underweight in technology versus the benchmark, although within the sector we remain bullish on semiconductors.

   Looking ahead, the management team maintains moderate holdings in the energy and health care sectors as compared to the benchmark. Due to the recovery in energy prices, many companies involved in oil field services and natural gas exploration and development are showing accelerating earnings growth. The Fund's holdings in Schlumberger, Burlington Resources, and Coastal are all performing well with the latter, soon to be acquired by El Paso, gaining 73% since
January 1.

   The Fund's health care holdings remain tilted toward pharmaceutical companies such as Pfizer and Pharmacia. Pfizer boasts a deep product pipeline, and its acquisition of Warner-Lambert, another holding, brings drug Lipitor into the fold. Pharmacia has high hopes for Celebrex--a pain reliever with few gastrointestinal side effects--that came with its acquisition of Monsanto.

   Although the Fund is still weighted below its benchmark in financial services -- which contributed to the Fund's outperformance during the year -- the management team has increased the Fund's exposure through stakes in such companies as Bank of New York and Marsh & McClennan. The former is a major player in the thriving global custody arena and issues a large number of American Depository Receipts (ADRs). The latter is profiting from the upswing in the property and casualty pricing cycle.


GROWTH OF A $10,000 INVESTMENT (6)

[line graph omitted--plot points as follows]


            Armada Equity Growth Fund     Armada Equity Growth Fund
                 (Class I Shares)           (Class B Shares) 3,5       S&P 500 Composite Index
5/31/90               $10,000                       $10,000                     $10,000
5/31/91               $11,806                       $11,810                     $11,176
5/31/92               $12,854                       $12,811                     $12,280
5/31/93               $13,776                       $13,708                     $13,703
5/31/94               $13,972                       $13,862                     $14,283
5/31/95               $15,457                       $15,297                     $17,161
5/31/96               $19,262                       $19,020                     $22,038
5/31/97               $24,958                       $24,581                     $28,518
5/31/98               $32,109                       $31,439                     $37,264
5/31/99               $38,582                       $37,482                     $45,108
5/31/00               $45,716                       $44,109                     $49,831



ARMADA EQUITY GROWTH FUND
-------------------------
Average Annual Total Returns, as of 5/31/00


-------------------------------------------------------------------------------------------
                                                                               CUMULATIVE
                                                                 SINCE           SINCE
                          1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION (1)   INCEPTION (1)
-------------------------------------------------------------------------------------------
 Class I Shares           18.49%    22.35%   24.22%   16.41%     16.55%          395.87%
-------------------------------------------------------------------------------------------
 Class A Shares 2,5       18.22%    22.06%   23.92%   16.15%     16.04%          287.83%
-------------------------------------------------------------------------------------------
 Class A Shares
  with Sales Charge 2,5   11.71%    19.77%   22.53%   15.49%     15.33%          266.54%
-------------------------------------------------------------------------------------------
 Class B Shares 3,5       17.68%    21.52%   23.59%   16.00%     19.58%           53.58%
-------------------------------------------------------------------------------------------
 Class B Shares
  with Sales Charge 3,5   12.68%    20.61%   23.42%    N/A       18.27%           49.58%
-------------------------------------------------------------------------------------------
 Class C Shares 4,5       17.73%    21.53%   23.60%   16.00%      N/A              1.21%
-------------------------------------------------------------------------------------------
 Class C Shares
  with Sales Charge 4,5   16.73%     N/A      N/A      N/A        N/A              0.21%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: DECEMBER 20, 1989 (CLASS I
  SHARES); APRIL 15, 1991 (CLASS A SHARES); JANUARY 6, 1998 (CLASS B SHARES) AND JANUARY 27, 2000 (CLASS C SHARES).

2 CLASS A SHARES RETURNS FOR THE PERIOD PRIOR TO APRIL 15, 1991 REFLECT THE
  PERFORMANCE OF THE FUND'S CLASS I SHARES.

3 CLASS B SHARES RETURNS FOR THE PERIOD APRIL 15, 1991 TO JANUARY 6, 1998
  REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD PRIOR TO APRIL 15, 1991 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

4 CLASS C SHARES RETURNS FOR THE PERIOD JANUARY 6, 1998 TO JANUARY 27, 2000
  REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES, RETURNS FOR THE PERIOD APRIL 15, 1991 TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND FOR THE PERIOD PRIOR TO APRIL 15, 1991 RETURNS REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

5 IN INSTANCES WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE
  HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

6 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE
  PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 21.

EQUITY FUNDS

ARMADA EQUITY INCOME FUND OVERVIEW
================================================================================

COMMENTS FROM THE EQUITY VALUE TEAM

   In a large cap market dominated by high-priced technology stocks, the past year proved frustrating for value investors and resulted in disappointing performance for Armada Equity Income Fund. For the 12 months ended May 31, 2000, the Fund produced a total return of (8.77)% (before sales charges) for Class B shareholders and (7.95)% for Class I investors. Over the same period, the Fund's benchmark, the S&P 500/BARRA Value Index, had a return of 2.58%.

   Several of the stocks within the Fund's benchmark such as AIG, Micron Technology, and Motorola posted strong gains but failed to meet our good value and good news criteria. Frankly, we believed that these stocks were priced to perfection and did not take into account the possibility of any negative news on the horizon. Indeed, despite its 20% year-over-year gain, Motorola's stock had actually been up as much as 90% before earnings concerns hammered its share price practically overnight.

   After a difficult initial nine months, many of the Fund's holdings began to rally in March as the technology sector underwent a serious correction. The Fund's energy holdings, in particular, benefited from soaring oil and gas prices and renewed investor focus on reasonable valuation. Enron, one of the portfolio's largest holdings, finished the period up 100%.

   Although the Fund maintained a large exposure to financial stocks, it benefited from a more conservative exposure to this sector versus the benchmark. Banks are facing bottom-line growth challenges, and their outlook has been further clouded by the Federal Reserve Board's aggressive series of rate hikes. However, the management team is sanguine about earnings growth among property and casualty insurers, which are benefiting from increased pricing power. Among our holdings in this area, Marsh & McClennan has climbed 55% and St. Paul is up 15% since being added to the portfolio.

   Looking ahead, the management team is optimistic about the outlook for the energy, basic materials, and utilities sectors as well as real estate investment trusts (REITs). Energy stocks should continue to benefit from rising prices, and we recently added Conoco -- with its strong refining assets -- to the portfolio. We believe the basic materials sector could reap the rewards of thriving domestic and international economies and rising commodity prices. REITs have been trading below their underlying property values and offer strong earnings growth and dividend yields. Our holdings in this sector include Arden Realty and Duke-Weeks Realty.


GROWTH OF A $10,000 INVESTMENT (5)

[line graph omitted--plot points as follows]


                  Armada Equity Income Fund      Armada Equity Income Fund
                       (Class I Shares)            (Class B Shares) 2,4          S&P 500/BARRA Value Index
7/1/94                      $10,000                        $10,000                        $10,000
5/31/95                     $11,309                        $11,272                        $12,041
5/31/96                     $13,540                        $13,455                        $15,213
5/31/97                     $16,872                        $16,728                        $19,087
5/31/98                     $21,206                        $21,007                        $24,607
5/31/99                     $23,458                        $22,927                        $27,828
5/31/00                     $21,593                        $20,917                        $28,545


ARMADA EQUITY INCOME FUND
-------------------------
Average Annual Total Returns, as of 5/31/00


----------------------------------------------------------------------------------------
                                                                             CUMULATIVE
                                                              SINCE            SINCE
                             1 YEAR   3 YEARS   5 YEARS    INCEPTION (1)    INCEPTION (1)
----------------------------------------------------------------------------------------
 Class I Shares              (7.95)%   8.57%     13.81%       13.89%          115.93%
----------------------------------------------------------------------------------------
 Class A Shares              (8.30)%   8.28%     13.51%       13.46%          107.42%
----------------------------------------------------------------------------------------
 Class A Shares
  with Sales Charge         (13.33)%   6.27%     12.23%       12.35%           95.96%
----------------------------------------------------------------------------------------
 Class B Shares 2,4          (8.77)%   7.73%     13.16%        3.63%            8.92%
----------------------------------------------------------------------------------------
 Class B Shares
  with Sales Charge 2,4     (13.03)%   6.57%     12.92%        2.04%            4.96%
----------------------------------------------------------------------------------------
 Class C Shares 3,4          (8.76)%   7.74%     13.16%         N/A             4.65%
----------------------------------------------------------------------------------------
 Class C Shares
  with Sales Charge 3,4      (9.61)%    N/A       N/A           N/A             3.65%
----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: JULY 1,
1994 (CLASS I SHARES); AUGUST 22, 1994 (CLASS A SHARES); JANUARY 6, 1998 (CLASS B SHARES) AND JANUARY 27, 2000 (CLASS C SHARES).

2 CLASS B SHARES RETURNS FOR THE PERIOD AUGUST 22, 1994 TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES AND RETURNS FOR THE PERIOD PRIOR TO AUGUST 22, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

3 CLASS C SHARES RETURNS FOR THE PERIOD JANUARY 6, 1998 TO JANUARY 27, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES AND RETURNS FOR THE PERIOD AUGUST 22, 1994 TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

4 IN INSTANCES WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 21.

                                                                    EQUITY FUNDS

                                               ARMADA EQUITY INDEX FUND OVERVIEW
================================================================================

COMMENTS FROM THE EQUITY TEAM

   Despite a steep correction among technology stocks in March, this sector was largely responsible for the sixth consecutive year of double-digit returns for the S&P 500 Composite Index. As predicted in last year's annual report, though, the already rich valuations of many components kept this leading large cap benchmark from again posting another year of 20-plus percent gains.

   By owning all 500 component companies in their exact proportions, we were able to track the index's performance very closely. For the 12 months ended May 31, 2000, the Fund produced a total return of 9.70% (before sales charges) for Class A shareholders and 9.92% for Class I investors. By comparison, the S&P 500 Composite Index had a return of 10.47%.

   Looking ahead, the earnings outlook for the S&P 500 is strong, with expected earnings growth of 14%. However, stock prices could be challenged by additional Fed-driven rate hikes and concerns about extended valuations at the high-end of the index's market cap range. Value-oriented sectors, such as energy, consumer staples, and basic materials, appear poised to outperform.


GROWTH OF A $10,000 INVESTMENT (5)

[line graph omitted--plot points as follows]


            Armada Equity Index Fund        Armada Equity Index Fund
                (Class I Shares)             (Class B Shares) 2,4          S&P 500 Composite Index
7/1/98               $10,000                         $10,000                       $10,000
5/31/99              $11,414                         $11,377                       $11,632
5/31/00              $12,546                         $11,949                       $12,850




ARMADA EQUITY INDEX FUND
------------------------
Average Annual Total Returns, as of 5/31/00

-------------------------------------------------------------------
                                                       CUMULATIVE
                                         SINCE            SINCE
                           1 YEAR      INCEPTION (1)   INCEPTION (1)
-------------------------------------------------------------------
 Class I Shares             9.92%        12.74%           25.48%
-------------------------------------------------------------------
 Class A Shares             9.70%        21.31%           36.94%
-------------------------------------------------------------------
 Class A Shares
  with Sales Charge         5.59%        18.52%           31.86%
-------------------------------------------------------------------
 Class B Shares 2,4         9.42%         N/A              1.46%
-------------------------------------------------------------------
 Class B Shares
  with Sales Charge 2,4     4.42%         N/A             (3.54)%
-------------------------------------------------------------------
 Class C Shares 3,4         9.37%         N/A             (3.17)%
-------------------------------------------------------------------
 Class C Shares
  with Sales Charge 3,4     8.37%         N/A             (4.14)%
-------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: JULY 10, 1998 (CLASS I
  SHARES); OCTOBER 15, 1998 (CLASS A SHARES); JANUARY 4, 2000 (CLASS B SHARES) AND JANUARY 17, 2000 (CLASS C SHARES).

2 CLASS B SHARES RETURNS FOR THE PERIOD OCTOBER 15, 1998 TO JANUARY 4, 2000
  REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES AND RETURNS FOR THE PERIOD PRIOR TO OCTOBER 15, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

3 CLASS C SHARES RETURNS FOR THE PERIOD JANUARY 4, 2000 TO JANUARY 17, 2000
  REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES AND RETURNS FOR THE PERIOD OCTOBER 15, 1998 TO JANUARY 4, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

4 IN INSTANCES WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE
  HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE
  PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 21.

EQUITY FUNDS

ARMADA INTERNATIONAL EQUITY FUND OVERVIEW
================================================================================

COMMENTS FROM THE INTERNATIONAL EQUITY TEAM

   Led by an aggressive weighting in resurgent Asian economies and strong individual stock selection, the Armada International Equity Fund more than doubled its benchmark's return and produced its best one-year returns to date. For the fiscal year ended May 31, 2000, the Fund produced a total return of 37.61% (before sales charges) for Class B shareholders and 38.90% for Class I investors. Over the same period, the Morgan Stanley MSCI EAFE (Europe, Australasia, Far East) Equity Index had a return of 17.14%.

   Although the portfolio's weighting in Asia mirrored the benchmark's throughout most of the period, the management team minimized its exposure to Japan in favor of Hong Kong, Singapore, South Korea, and Taiwan. All have enjoyed a remarkably rapid recovery from the meltdown of 1998, with many technology, telecom, and media stocks making outstanding gains. Among the Fund's positions, Hong Kong-traded China Telecom climbed in value by 248% with Taiwan Semiconductor up 112%.

   Japan is still grappling with anemic gross domestic product (GDP) growth and other economic roadblocks, although many companies, such as NEC, have finally begun embracing painful but necessary corporate restructuring measures. A top 10 holding, the computer and semiconductor manufacturer returned 130.63% versus 18.13% for Japan's TOPIX Index.

   Despite the euro's poor performance and high unemployment levels relative to the rest of the world, the management team remains positive on Europe's economic rebound. Consumer confidence stands at its highest level in a decade, and GDP growth may surpass that of the United States for the first time in 10 years. We maintained a consistent emphasis on France, which has taken the lead among its neighbors at reducing taxes and creating an environment that is hospitable to business. The Fund's holdings there include Total Fina Elf, one of the world's most successful integrated oil companies, and Societe Television Francaise 1. The former stock climbed 46.37% in U.S. dollars over the past 12 months with the latter up 186%.

   Many of the Fund's European holdings actually benefited from the weakness in the euro because of the large export component to their businesses. For example, Finland's Nokia, the portfolio's largest holding, increased 192.94% in U.S. dollar terms as demand for its wireless handsets around the world continued to climb.

   Looking ahead, the management team has been eyeing Germany with interest. Its economy shows renewed vigor, and the government has finally undertaken much-needed tax and pension reform. We are likely to maintain our overweights in Hong Kong and Singapore, where growth continues to accelerate and valuations remain reasonable. Hong Kong, in particular, stands to benefit from China's likely entry into the World Trade Organization.


GROWTH OF A $10,000 INVESTMENT (5)

[line graph omitted--plot points as follows]

                 Armada International Equity Fund      Armada International Equity Fund      Morgan Stanley
                        (Class I Shares)                    (Class B Shares) 2,4             MSCI EAFE Index
8/1/97                       $10,000                                $10,000                      $10,000
5/31/98                      $10,875                                $10,839                      $10,361
5/31/99                      $10,978                                $10,849                      $10,813
5/31/00                      $15,249                                $14,530                      $12,666




ARMADA INTERNATIONAL EQUITY FUND
--------------------------------
Average Annual Total Returns, as of 5/31/00

------------------------------------------------------------------
                                                       CUMULATIVE
                                         SINCE            SINCE
                          1 YEAR      INCEPTION (1)   INCEPTION (1)
------------------------------------------------------------------

 Class I Shares           38.90%        16.07%           52.51%
------------------------------------------------------------------
 Class A Shares           38.50%        15.72%           51.23%
------------------------------------------------------------------
 Class A Shares
  with Sales Charge       30.91%        13.44%           42.94%
------------------------------------------------------------------
 Class B Shares           37.61%        21.77%           60.42%
------------------------------------------------------------------
 Class B Shares
  with Sales Charge       32.61%        20.49%           56.42%
------------------------------------------------------------------
 Class C Shares 3,4       37.61%         N/A             (3.51)%
------------------------------------------------------------------
 Class C Shares
  with Sales Charge 3,4   36.61%         N/A             (4.48)%
------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: AUGUST 1, 1997 (CLASS I
  SHARES); AUGUST 1, 1997 (CLASS A SHARES); JANUARY 6, 1998 (CLASS B SHARES) AND JANUARY 5, 2000 (CLASS C SHARES).

2 CLASS B SHARES RETURNS FOR THE PERIOD AUGUST 1, 1997 TO JANUARY 6, 1998
  REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

3 CLASS C SHARES RETURNS FOR THE PERIOD JANUARY 6, 1998 TO JANUARY 5, 2000
  REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

4 IN INSTANCES WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE
  HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE
  PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 21.

                                                                    EQUITY FUNDS

                                           ARMADA SMALL CAP GROWTH FUND OVERVIEW
================================================================================

COMMENTS FROM THE SMALL AND MID CAP GROWTH TEAM

   Driven largely by the rally in the technology, telecom, and biotech sectors, small cap growth stocks performed strongly during the past year and posted returns that outpaced those of their long-dominant large cap growth counterparts. Effective stock selection helped the Fund surpass its benchmark by more than 20 percentage points and post its best performance to date. For the fiscal year ended May 31, 2000, the Armada Small Cap Growth Fund produced a total return of 45.65% (before sales charges) for Class B shareholders and 47.04% for Class I investors. Over the same period, the Fund's benchmark, the Russell 2000 Growth Index, had a return of 19.69%.

   Although the portfolio was never more than slightly overweighted to the technology sector versus its benchmark, the Fund reaped huge gains from our bet on a rebound among semiconductor companies. Indeed, the widely-followed Philadelphia Semiconductor Index, commonly known as the SOX, finished the 12-month period up 131%. We began adding to our semiconductor holdings in earnest in June 1999 just as the sector, driven by the infrastructure demands of the Internet and wireless industries, saw profits beginning to climb. Our strongest performers included Exar as well as SDL and Credence Systems. Anticipating decelerating growth trends, we began taking profits and trimmed many of our holdings in May.

   Among our wireless holdings, SBA Communications increased 333% since we purchased the stock during its June 1999 IPO and in the aftermarket. SBA, which owns the towers that house antennas for a number of wireless companies, should continue to benefit from the explosive growth in this sector. Audiovox, the No. 2 CDMA handset manufacturer in the United States, also performed strongly, although we sold our position before year-end due to concerns about shrinking margins and rising inventory levels.

   The rally in technology and biotech stocks occurred principally from November through February before a painful correction wiped out a significant portion of the tremendous gains made during that period. We added to our biotech weighting in December, somewhat belatedly, but, led by our valuation discipline, we also locked in profits by decreasing our position substantially before the market turned.

   Looking ahead, the management team has trimmed many of the Fund's more speculative holdings in favor of an increased position in oil services stocks. With climbing oil prices spurring new exploration, we believe that many of the companies that provide drilling, seismic, and deepwater expertise are poised to benefit. We've held a position in Cal Dive International since April 1999 and after the new year added Pride International, Global Industries, UTI Energy, and Veritas DGC. In March we also added two retailers -- 99 Cents Only Stores and Michaels Stores -- both of which boast solid fundamentals and reasonable valuations.

GROWTH OF A $10,000 INVESTMENT (5)

[line graph omitted--plot points as follows]


           Armada Small Cap  Growth Fund       Armada Small Cap Growth Fund        Russell 2000
                  (Class I Shares)                (Class B Shares) 2,4             Growth Index
8/1/97                 $10,000                            $10,000                     $10,000
5/31/98                $11,735                            $11,697                     $10,659
5/31/99                $10,285                            $10,146                     $11,078
5/31/00                $15,123                            $14,377                     $13,259


ARMADA SMALL CAP GROWTH FUND
----------------------------
Average Annual Total Returns, as of 5/31/00

------------------------------------------------------------------
                                                       CUMULATIVE
                                         SINCE           SINCE
                         1 YEAR      INCEPTION (1)    INCEPTION (1)
------------------------------------------------------------------
 Class I Shares           47.04%        15.72%           51.23%
------------------------------------------------------------------
 Class A Shares           46.49%        15.42%           50.12%
------------------------------------------------------------------
 Class A Shares
  with Sales Charge       38.41%        13.15%           41.90%
------------------------------------------------------------------
 Class B Shares           45.65%        14.52%           38.46%
------------------------------------------------------------------
 Class B Shares
  with Sales Charge       40.65%        13.13%           34.46%
------------------------------------------------------------------
 Class C Shares 3,4       45.55%          N/A           (10.06)%
------------------------------------------------------------------
 Class C Shares
  with Sales Charge 3,4   44.55%          N/A           (10.96)%
------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: AUGUST 1, 1997 (CLASS I
  SHARES); AUGUST 1, 1997 (CLASS A SHARES); JANUARY 6, 1998 (CLASS B SHARES) AND JANUARY 20, 2000 (CLASS C SHARES).

2 CLASS B SHARES RETURNS FOR THE PERIOD AUGUST 1, 1997 TO JANUARY 6, 1998
  REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

3 CLASS C SHARES RETURNS FOR THE PERIOD JANUARY 6, 1998 TO JANUARY 20, 2000
  REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

4 IN INSTANCES WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE
  HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE
  PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 21.

EQUITY FUNDS

ARMADA SMALL CAP VALUE FUND OVERVIEW
================================================================================

COMMENTS FROM THE EQUITY VALUE TEAM

   An emphasis on the technology sector for most of the year and strong stock selection led the Armada Small Cap Value Fund to outperform its benchmark, the Russell 2000 Value Index. For the fiscal year ended May 31, 2000, the Fund produced a total return of 11.87% (before sales charges) for Class B shareholders and 12.87% for Class I investors. Over the same period, the Russell 2000 Value Index had a return of (0.26)%.

   In contrast to the large cap market, where value and technology appeared to be mutually exclusive, the management team identified several small cap tech stocks that met the Fund's investment criteria. Semiconductor stocks Integrated Device Technologies and AMKOR Corp. returned 270% and 138%, respectively. These companies are benefiting from improved earnings, driven by increasing demand from the Internet and telecom industries. Network installer MasTec, Inc., another holding, gained 160%.

   Driven by our good value and good news investment discipline, the management team reduced the Fund's technology weighting significantly in late February just before the sector suffered a major sell-off. At the same time, we increased the Fund's energy holdings, which subsequently rallied in March due to soaring energy prices and reasonable valuations. Such holdings as crude oil and natural gas explorer Ocean Energy returned 51.90%, while contract driller Helmerich & Payne returned 61.41%.

   Despite the poor performance of financial stocks in general, stock selection within the sector proved beneficial. Mortgage insurer PMI Group, a long-term holding, gained 30% during the year. Elsewhere in the portfolio, Quest Diagnostics, the country's largest independent clinical lab, gained 87% since being added to the portfolio in March. Quest's earnings have improved partially due to less restrictive testing policies among managed care providers.

   Looking ahead, we continue to emphasize the energy sector as well as the health care stocks and real estate investment trusts (REITs). In the health care space, we particularly like the prospects for such hospital stocks as Province Healthcare and Foundation Health Systems, which could benefit in the event that the federal government, increases Medicare reimbursements. REITS like Essex Property Trust and General Growth Properties have been trading below their underlying property values and offer reasonable earnings growth and good dividend yields.

   Although the Fund's percentage of holdings in financial stocks is equal to that of the benchmark, the Fund's exposure is tilted toward property and casualty insurers, which are benefiting from improved pricing power. A number of reinsurance companies were added to the portfolio in March. The first to feel the impact of any pricing changes, these stocks include American Financial Group, Everest-Reinsurance, and Renaissance Reinsurance.


GROWTH OF A $10,000 INVESTMENT (5)

[line graph omitted--plot points as follows]


             Armada Small Cap Value Fund      Armada Small Cap Value Fund      Russell 2000
                   (Class I Shares)              (Class B Shares) 2,4          Value Index
7/26/94                 $10,000                          $10,000                  $10,000
5/31/95                 $11,464                          $11,416                  $11,084
5/31/96                 $14,059                          $13,959                  $14,049
5/31/97                 $17,378                          $17,206                  $16,946
5/31/98                 $20,823                          $20,496                  $21,465
5/31/99                 $20,058                          $19,444                  $19,420
5/31/00                 $22,640                          $21,753                  $19,369



ARMADA SMALL CAP VALUE FUND
---------------------------
Average Annual Total Returns, as of 5/31/00


------------------------------------------------------------------------------------
                                                                        CUMULATIVE
                                                          SINCE            SINCE
                           1 YEAR   3 YEARS  5 YEARS   INCEPTION (1)   INCEPTION (1)
------------------------------------------------------------------------------------
 Class I Shares            12.87%    9.22%    14.58%     14.99%        126.40%
------------------------------------------------------------------------------------
 Class A Shares            12.59%    8.76%    14.16%     14.22%        116.17%
------------------------------------------------------------------------------------
 Class A Shares
  with Sales Charge         6.43%    6.73%    12.87%     13.12%        104.31%
------------------------------------------------------------------------------------
 Class B Shares 2,4        11.87%    8.13%    13.77%      2.90%          7.11%
------------------------------------------------------------------------------------
 Class B Shares
  with Sales Charge 2,4     6.87%    7.00%    13.53%      1.36%          3.28%
------------------------------------------------------------------------------------
 Class C Shares 3,4        11.87%    8.13%    13.77%       N/A          11.86%
------------------------------------------------------------------------------------
 Class C Shares
  with Sales Charge 3,4    10.87%     N/A      N/A         N/A          10.86%
------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: JULY 26, 1994 (CLASS I
  SHARES); AUGUST 15, 1994 (CLASS A SHARES); JANUARY 6, 1998 (CLASS B SHARES) AND JANUARY 27, 2000 (CLASS C SHARES).

2 CLASS B SHARES RETURNS FOR THE PERIOD AUGUST 15, 1994 TO JANUARY 6, 1998
  REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES AND RETURNS FOR THE PERIOD PRIOR TO AUGUST 15, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

3 CLASS C SHARES RETURNS FOR THE PERIOD JANUARY 6, 1998 TO JANUARY 27, 2000
  REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES, RETURNS FOR THE PERIOD AUGUST 15, 1994 TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

4 IN INSTANCES WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE
  HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE
  PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 21.

                                                                    EQUITY FUNDS

                                         ARMADA TAX MANAGED EQUITY FUND OVERVIEW
================================================================================

COMMENTS FROM THE EQUITY GROWTH TEAM

   Despite a year-long underweight to technology stocks, good selection in this sector and in telecommunications helped the Armada Tax Managed Equity Fund outperform its benchmark. The growing infrastructure demands of the Internet and wireless industries contributed to solid earnings growth and to a more than twofold price increase in a number of the Fund's holdings, including Cisco Systems, Intel, Nortel Networks, Sun Microsystems, and Texas Instruments. An underweight in consumer noncyclicals also proved beneficial as earnings disappointments at bellwethers Procter & Gamble and Gillette cast a cloud over the entire sector.

   For the fiscal year ended May 31, 2000, the Armada Tax Managed Equity Fund produced a total return of 16.95% (before sales charges) for Class B shareholders and 18.06% for Class I investors. Over the same period, the Fund's benchmark, the Standard & Poor's 500 Composite Index, had a return of 10.47%. Measured on an after-tax basis, the Fund's performance was even more impressive as investors received a modest penny per share in capital gains in the 1999 calendar year.

   We accomplished this feat through a strategy of favoring capital appreciation (with its lower tax rate) over dividends, keeping portfolio turnover under 25%, and selling depreciated securities to offset some of the Fund's gains. For example, we took some profits in long-term holdings American International Group, Intel, and Home Depot after a period of strong price appreciation in order to keep these holdings at targeted levels. In turn, we trimmed our investments in disappointing performers Air Products & Chemicals, Nordstrom, Xerox, Gillette, and a number of other holdings.

   The Fund's emphasis on low turnover results in a portfolio that is structured toward equities that offer the potential for consistent, long-term growth. In contrast, cyclical stocks have to be traded aggressively for outperformance and, as a result, can generate significant short-term capital gains.

   At year end, health care stocks -- primarily pharmaceuticals -- remained the Fund's largest overweight. Although this sector detracted from performance earlier in the year, it rallied late in the reporting period. Holdings include Pfizer, Bristol-Myers Squibb, and Schering Plough, all of which have performed well over long periods of time, hold a valuable collection of drug patents, and, with an aging population, appear to have demographics working in their favor.

   Although the Fund's technology weighting remains somewhat less than that of its benchmark, it is our largest sector holding and one we are likely to increase once valuations appear more reasonable. The Fund's sector allocation remains close to that of its benchmark in all other sectors, with the exception of utility stocks. Since dividends account for such a large portion of their returns, they do not fit the Fund's tax-efficient focus.


GROWTH OF A $10,000 INVESTMENT (6)

[line graph omitted--plot points as follows]


          Armada Tax Managed Equity Fund     Armada Tax Managed Equity Fund          S&P 500
                 (Class I Shares)                (Class B Shares) 2,5            Composite Index
5/31/90               $10,000                            $10,000                     $10,000
5/31/91               $11,492                            $11,492                     $11,176
5/31/92               $12,530                            $12,530                     $12,280
5/31/93               $13,588                            $13,588                     $13,703
5/31/94               $13,769                            $13,769                     $14,283
5/31/95               $15,423                            $15,423                     $17,161
5/31/96               $19,413                            $19,413                     $22,038
5/31/97               $24,978                            $24,978                     $28,518
5/31/98               $33,451                            $33,451                     $37,264
5/31/99               $41,085                            $40,914                     $45,108
5/31/00               $48,505                            $47,849                     $49,831



ARMADA TAX MANAGED EQUITY FUND
------------------------------
Average Annual Total Returns, as of 5/31/00


--------------------------------------------------------------------------------------------
                                                                                CUMULATIVE
                                                                   SINCE          SINCE
                          1 YEAR  3 YEARS   5 YEARS  10 YEARS   INCEPTION (1)  INCEPTION (1)
---------------------------------------------------------------------------------------------
 Class I Shares           18.06%   24.76%    25.75%   17.11%       17.67%      1,236.03
---------------------------------------------------------------------------------------------
 Class A Shares 3,5       18.01%   24.81%    25.78%   17.12%       17.68%      1,237.69
---------------------------------------------------------------------------------------------
 Class A Shares
  with Sales Charge 3,5   11.50%   22.46%    24.37%   16.45%       17.27%      1,164.72
---------------------------------------------------------------------------------------------
 Class B Shares 2,5       16.95%   24.19%    25.41%   16.95%       17.57%      1,218.02
---------------------------------------------------------------------------------------------
 Class B Shares
  with Sales Charge 2,5   11.95%   23.32%    25.25%    N/A          N/A          N/A
---------------------------------------------------------------------------------------------
 Class C Shares 4,5       16.95%   24.19%    25.41%   16.95%        17.57%     1,218.02
---------------------------------------------------------------------------------------------
 Class C Shares
  with Sales Charge 4,5   15.95%    N/A       N/A      N/A           N/A         N/A
---------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: APRIL 9, 1998 (CLASS I
  SHARES); MAY 11, 1998 (CLASS A SHARES); MAY 4, 1998 (CLASS B SHARES) AND JANUARY 10, 2000 (CLASS C SHARES).

2 CLASS B SHARES RETURNS FOR THE PERIOD PRIOR TO MAY 4, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

3 CLASS A SHARES RETURNS FOR THE PERIOD MAY 4, 1998 TO MAY 11, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES, AND RETURNS FOR THE PERIOD PRIOR TO MAY 4, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

4 CLASS C SHARES RETURNS FOR THE PERIOD MAY 11, 1998 TO JANUARY 10, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, RETURNS FOR THE PERIOD MAY 4, 1998 TO MAY 11, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES, AND RETURNS FOR THE PERIOD PRIOR TO MAY 4, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

5 THE PERFORMANCE HISTORY FOR EACH CLASS INCLUDES PERFORMANCE OF A PREDECESSOR TRUST FUND WHICH COMMENCED OPERATIONS ON JUNE 30, 1984. WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

6 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 21.

BALANCED FUND

ARMADA BALANCED ALLOCATION FUND OVERVIEW
================================================================================

COMMENTS FROM THE EQUITY AND FIXED INCOME TEAMS

   Strong performance throughout the Fund's equity portfolio, particularly among its small cap growth and international components, helped the Armada Balanced Allocation Fund easily outperform its benchmarks. For the fiscal year ended May 31, 2000, the Fund produced a total return of 15.72% for Class I shareholders and 14.79% (before sales charges) for Class B investors. By comparison, the Balanced Allocation Hybrid Benchmark had a return of 7%, the S&P 500 Composite Index had a return of 10.47%, and the Lehman Aggregate Bond Index had a return of 2.10%.

   Among our domestic equity funds, an emphasis on semiconductor stocks played a significant role in the Fund's performance. The Fund management team began adding to the Fund's semiconductor holdings last summer as the industry's cycle of overcapacity--driven largely by the growth of the Internet and wireless industries--appeared to be nearing an end. Internationally, an aggressive weighting in the resurgent economies of Asia proved beneficial, with many technology, telecom, and media stocks posting outstanding gains.

   The fixed income portion of the portfolio--with an emphasis on non-government sectors -- suffered from oversupply in the corporate and asset-backed markets early in the period and from six interest rate hikes by an active Fed.

   After maintaining a roughly 60/40 distribution of assets in equities and fixed income securities, respectively, throughout the 12-month period, the Fund management teams trimmed the Fund's exposure in both by year-end and increased the portfolio's cash position. As of May 31, equities account for 55% of the portfolio and bonds for 40%. Frankly, we remain concerned over the extended valuations of many growth stocks and over the negative impact that additional rate hikes might have on the stock and bond markets.

   Solid earnings and reasonable valuations led the management team to introduce large cap value stocks into the portfolio for the first time, and at fiscal year end accounted for roughly 40% of the Fund's equity stake. We particularly like the prospects for energy stocks. Robust worldwide economic growth is driving the demand for energy, and a number of companies are benefiting from the attendant increase in exploration.

   Management has weighted fully 25% of the portfolio's equity allocation towards international stocks. Consumer confidence in Europe stands at its highest level in a decade, and its GDP growth may surpass that of the United States for the first time in 10 years. Moreover, we believe that the fundamentally undervalued euro may be poised for a rebound. The Asian markets, led by Hong Kong and Singapore, continue their strong recovery, and valuations remain reasonable. Even Japan has begun the painful corporate restructuring that should lead to improved earnings.

   The U.S. Government's plan to buy back some $30 billion of debt at the long-end of the curve has led us to overweight the bond portion of the portfolio towards long Treasuries. These securities should increase in value as supply becomes scarce. We have taken a defensive stance on non-government sectors, focusing on the front end of the curve. Our view is that the Fed will continue to raise rates; therefore, the overall bond holdings are slightly less sensitive to interest rate movements than the fixed income benchmark, the Lehman Aggregate Bond Index.

GROWTH OF A $10,000 INVESTMENT (5)

[line graph omitted--plot points as follows]

             Armada Balanced        Armada Balanced                                             60% S&P 500/
             Allocation Fund        Allocation Fund          S&P 500       Lehman Aggregate      40% Lehman
            (Class I Shares)    (Class B Shares) 2,4     Composite Index      Bond Index       Aggregate Blend
7/1/98           $10,000                $10,000              $10,000            $10,000            $10,000
5/31/99          $10,457                $10,435              $11,632            $10,346            $11,165
5/31/00          $12,101                $11,478              $12,850            $10,563            $11,986


ARMADA BALANCED ALLOCATION FUND
-------------------------------
Average Annual Total Returns, as of 5/31/00

------------------------------------------------------------------
                                                       CUMULATIVE
                                         SINCE            SINCE
                          1 YEAR     INCEPTION (1)    INCEPTION (1)
------------------------------------------------------------------
 Class I Shares           15.72%        10.60%           21.01%
------------------------------------------------------------------
 Class A Shares           15.48%        12.36%           23.86%
------------------------------------------------------------------
 Class A Shares
  with Sales Charge       10.03%         9.40%           17.93%
------------------------------------------------------------------
 Class B Shares           14.79%        13.51%           21.76%
------------------------------------------------------------------
 Class B Shares
  with Sales Charge        9.79%        10.49%           16.76%
------------------------------------------------------------------
 Class C Shares 3,4       14.79%         N/A             (1.52)%
------------------------------------------------------------------
 Class C Shares
 with Sales Charge 3,4    13.79%         N/A             (2.50)%
------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: JULY 10, 1998 (CLASS I
  SHARES); JULY 31, 1998 (CLASS A SHARES); NOVEMBER 11, 1998 (CLASS B SHARES) AND APRIL 20, 2000 (CLASS C SHARES).

2 CLASS B SHARES RETURNS FOR THE PERIOD JULY 31, 1998 TO NOVEMBER 11, 1998
  REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD PRIOR TO JULY 31, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

3 CLASS C SHARES RETURNS FOR THE PERIOD NOVEMBER 11, 1998 TO APRIL 20, 2000
  REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

4 IN INSTANCES WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE
  HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE
  PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 21.

                                                              FIXED INCOME FUNDS

                                                       ARMADA BOND FUND OVERVIEW
================================================================================

COMMENTS FROM THE TAXABLE FIXED INCOME TEAM

   Inflationary pressures, six attendant rate hikes, and an oversupply of new corporate issues resulted in a particularly difficult year for the bond market. For the 12 months ended May 31, 2000, the Armada Bond Fund produced a total return (before sales charges) of (0.71)% for Class B shareholders and 0.24% for Class I investors. By comparison, the Fund's benchmark, the Lehman U.S. Aggregate Bond Index, had a return of 2.10%.

   The  Fund   entered  the  fiscal  year  with  an  emphasis  in   spread--or
non-government--sectors, which the management team believed offered superior value. Unfortunately, fears of an eventuaL Y2K-related pullback by investors led corporate and asset-backed issuers to flood the bond market throughout the summer. This supply bubble led to a steep price drop from which the spread sectors did not begin to recover until September. Treasury prices also continued descending from their "flight to quality" highs throughout the period.

   In January, the management team became more defensive on spread product, moving to shorter-term securities but still retaining our overweight versus the benchmark. As it turns out, we were not defensive enough. In a dramatic decoupling, Treasury prices, especially at the long end of the curve, began to rise in January as the federal government announced plans to buy back some $30 billion of debt. This yield curve inversion, on top of an active Fed, caused significant spread product underperformance.

   As we enter a new fiscal year, the management team has overweighted the portfolio to long Treasuries, which should increase in value as supply becomes scarce. In fact, we believe that the buyback will make Treasuries more expensive across the yield curve.

   At the same time, we've taken a more defensive stance on spread product and duration. Our spread holdings tend to be on the shorter end of the yield curve, and the portfolio in total is roughly 5% less sensitive to interest rate movements than the benchmark. Even after rate increases in February, March, and May, the latter a 50-basis-point hike, more may be in the offing as the Fed attempts to stem the wealth effect caused by the stock market's precipitous rise. Although some of its speculative excess has been removed, rising energy prices and virtually full employment are also exerting inflationary pressures.

   As of May 31, 19% of the Fund's net assets were invested in U.S. Treasury securities, 40% in mortgage-backed securities, 23% in corporate bonds, 17% in asset backed securities, and 1% in agency issues. As of the same date, the average maturity of the Fund was 8.3 years with an average credit quality of triple-A.

GROWTH OF A $10,000 INVESTMENT (6)

[line graph omitted--plot points as follows]

            Armada Bond Fund       Armada Bond Fund            Lehman U.S.
            (Class I Shares)     (Class B Shares) 3,5     Aggregate Bond Index
8/10/94          $10,000                $10,000                  $10,000
5/31/95          $10,773                $10,773                  $10,995
5/31/96          $11,195                $11,195                  $11,435
5/31/97          $12,023                $12,005                  $12,387
5/31/98          $13,051                $13,021                  $13,739
5/31/99          $13,550                $13,420                  $14,336
5/31/00          $13,582                $13,324                  $14,637


ARMADA BOND FUND
----------------
Average Annual Total Returns, as of 5/31/00

--------------------------------------------------------------------------------
                                                                   CUMULATIVE
                                                       SINCE          SINCE
                          1 YEAR  3 YEARS  5 YEARS  INCEPTION (1)  INCEPTION (1)
--------------------------------------------------------------------------------
 Class I Shares            0.24%   4.14%    4.74%      5.41%          35.83%
--------------------------------------------------------------------------------
 Class A Shares 2,5        0.11%   4.00%    4.63%      4.71%          18.68%
--------------------------------------------------------------------------------
 Class A Shares
  with Sales Charge 2,5   (4.67)%  2.33%    3.61%      3.34%          13.01%
--------------------------------------------------------------------------------
 Class B Shares 2,5       (0.71)%  3.53%    4.34%      1.59%           3.86%
--------------------------------------------------------------------------------
 Class B Shares
  with Sales Charge 3,5   (5.42)%  2.36%    4.03%      0.10%           0.24%
--------------------------------------------------------------------------------
 Class C Shares 4,5       (0.71)%  3.54%    4.34%       N/A            0.52%
--------------------------------------------------------------------------------
 Class C Shares
  with Sales Charge 4,5   (1.65)%   N/A      N/A        N/A           (0.47)%
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 ACTIVITY FOR THE PERIOD PRESENTED INCLUDES THAT OF A PREDECESSOR FUND THROUGH
  SEPTEMBER 6, 1996. THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: AUGUST 10, 1994 (CLASS I SHARES); SEPTEMBER 11, 1996 (CLASS A SHARES); JANUARY 6, 1998 (CLASS B SHARES) AND JANUARY 27, 2000 (CLASS C SHARES).

2 CLASS A SHARES RETURNS FOR THE PERIOD PRIOR TO SEPTEMBER 11, 1996 REFLECT THE
  PERFORMANCE OF THE FUND'S CLASS I SHARES.

3 CLASS B SHARES RETURNS FOR THE PERIOD SEPTEMBER 11, 1996 TO JANUARY 6, 1998
  REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD PRIOR TO SEPTEMBER 11, 1996 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

4 CLASS C SHARES RETURNS FOR THE PERIOD JANUARY 6, 1998 TO JANUARY 27, 2000
  REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES, RETURNS FOR THE PERIOD SEPTEMBER 11, 1996 TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD PRIOR TO SEPTEMBER 11, 1996 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

5 IN INSTANCES WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE
  HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

6 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE
  PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 21.

FIXED INCOME FUNDS

ARMADA ENHANCED INCOME FUND OVERVIEW
================================================================================

COMMENTS FROM THE TAXABLE FIXED INCOME TEAM

   The specter of inflation, six preemptive rate hikes, and an oversupply of new corporate issues resulted in a particularly difficult year for the bond market. For the year ended May 31, 2000, the Armada Enhanced Income Fund produced a total return (before sales charges) of 3.47% for Class A shareholders and 3.22% for Class I investors.

   By comparison, the Merrill Lynch 1-3 year Treasury Bill Index returned 4.16% and the Merrill Lynch 1-3 Year Corporate/Government Index, the Fund's benchmark, had a return of 4.10%. Management adopted the latter as its benchmark this past year because it better represents the portfolio's orientation towards nongovernment-or spread-securities.

   The Fund entered the fiscal year with a traditional emphasis on mortgage-backed and asset-backed securities as well as corporate bonds. Throughout the entire period, in fact, these spread sectors accounted for no less than 80% of the portfolio versus approximately 45% for the benchmark. Despite the steep price drop in spread product-the result of a summer supply bubble, an active Fed, and an announced Treasury buyback-the risk/return ratio still favored such securities over Treasuries on the shorter end of the yield curve.

   As we enter a new fiscal year, the Fund remains significantly overweight in all three major spread sectors. Although management has taken a defensive posture on corporate credit in general, we are confident in the ability of issuers to meet their obligations on the short-end of the curve. Given the current interest rate environment, the Fund maintains a roughly neutral duration posture relative to the benchmark. Even after rate increases in February, March, and May, the latter a 50-basis-point hike, more may be in the offing as the Fed attempts to stem the wealth effect caused by the extended bull market in stocks. Although some of the stock market's speculative excess has been removed, rising energy prices and virtually full employment continue to make inflation a concern.

   As of May 31, 8% of the Fund's net assets were invested in mortgage-backed securities, 47% in corporate bonds, 32% in asset-backed securities, 9% in Treasuries, and 1% in Agency. As of the same date, the average maturity of the Fund was 1.9 years with an average credit quality of double-A. The Fund was renamed the Armada Limited Maturity Bond Fund following the reorganization of the Parkstone Funds--also managed by National City Investment Management Company on June 10.

GROWTH OF A $10,000 INVESTMENT (5)

[line graph omitted--plot points as follows]


            Armada Enhanced       Armada Enhanced     Merrill 1-3 Year    Merrill 1-3 Year
              Income Fund           Income Fund         U.S. Corporate/     U.S. Treasury
           (Class I Shares)    (Class B Shares) 2,4    Government Index       Bill Index
7/7/94          $10,000               $10,000               $10,000             $10,000
5/31/95         $10,577               $10,577               $10,722             $10,714
5/31/96         $11,142               $11,119               $11,294             $11,276
5/31/97         $11,812               $11,776               $12,048             $12,020
5/31/98         $12,601               $12,563               $12,895             $12,859
5/31/99         $13,248               $13,183               $13,592             $13,541
5/31/00         $13,675               $13,530               $14,149             $14,104



ARMADA ENHANCED INCOME FUND
---------------------------
Average Annual Total Returns, as of 5/31/00

-----------------------------------------------------------------------------------
                                                                       CUMULATIVE
                                                          SINCE           SINCE
                          1 YEAR   3 YEARS   5 YEARS   INCEPTION (1)   INCEPTION (1)
-----------------------------------------------------------------------------------
 Class I Shares            3.22%     5.00%    5.27%       5.44%           36.75%
-----------------------------------------------------------------------------------
 Class A Shares            3.47%     5.02%    5.22%       5.42%           35.31%
-----------------------------------------------------------------------------------
 Class A Shares
  with Sales Charge        0.64%     4.06%    4.63%       4.90%           31.53%
-----------------------------------------------------------------------------------
 Class B Shares 2,4        2.63%     4.74%    5.05%        N/A             2.22%
-----------------------------------------------------------------------------------
 Class B Shares
  with Sales Charge 2,4   (2.25)%    3.54%    4.73%        N/A            (2.69)%
-----------------------------------------------------------------------------------
 Class C Shares 3,4        2.63%     4.74%    5.05%        N/A             0.56%
-----------------------------------------------------------------------------------
 Class C Shares
  with Sales Charge 3,4    1.66%      N/A      N/A         N/A            (0.42)%
-----------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: JULY 7, 1994 (CLASS I
  SHARES); SEPTEMBER 9, 1994 (CLASS A SHARES); AUGUST 11, 1999 (CLASS B SHARES) AND JANUARY 27, 2000 (CLASS C SHARES).

2 CLASS B SHARES RETURNS FOR THE PERIOD SEPTEMBER 9, 1994 TO AUGUST 11, 1999
  REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD PRIOR TO SEPTEMBER 9, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

3 CLASS C SHARES RETURNS FOR THE PERIOD AUGUST 11, 1999 TO JANUARY 27, 2000
  REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES, RETURNS FOR THE PERIOD SEPTEMBER 9, 1994 TO AUGUST 11, 1999 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

4 IN INSTANCES WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE
  HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE
  PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 21.

                                                              FIXED INCOME FUNDS
================================================================================
                                                       ARMADA GNMA FUND OVERVIEW

COMMENTS FROM THE TAXABLE FIXED INCOME TEAM

   In a difficult year for the bond market, the Armada GNMA Fund benefited from its high credit quality and significant exposure to Treasury securities. For the year ended May 31, 2000, the Fund produced a total return (before sales charges) of 2.33% for Class A shareholders and 2.48% for Class I investors. By comparison, the Fund's benchmark, the Lehman GNMA Index had a return of 3.19%.

   As inflationary pressures, six Fed tightenings, and an oversupply of new corporate issues took their toll on the non-Treasury (or spread-sectors), the portfolio's high credit quality insulated the Fund somewhat from the extremes of market volatility. GNMA securities are backed by the full faith and credit of the U.S. Government.

   An emphasis on Treasury securities-growing throughout the reporting period to account for more than 10% of the portfolio by early 2000-proved particularly beneficial. Treasury prices, especially at the long end of the yield curve, began to rise in January as the federal government announced plans to buy back some $30 billion of debt. This yield curve inversion, on top of an active Fed, sent prices falling in mortgage-backed securities and other spread sectors.

   Although GNMA securities underperformed relative to U.S. Treasury securities, they outperformed other agency-backed issues. Fannie Maes and Freddie Macs have come under some pressure as a bill proposing to modify or remove their implied government guarantee works its way through Congress. In the unlikely event that such a bill passes, both face the possibility of a credit quality downgrade.

   Looking ahead, GNMA prepayments are not a concern since much of the mortgage market is trading at a discount. The management team maintains the portfolio's overweight to Treasury securities, which should increase in value as supply becomes scarce. We believe that the buyback at the long end of the curve will make Treasuries more expensive across the yield curve. The uncertainty surrounding Fannie Maes and Freddie Macs should also add to the appeal of Treasuries.

   Meanwhile, we've made the portfolio roughly 5% less sensitive to interest rate movements than the benchmark. Even after rate increases in February, March, and May, the latter a 50-basis-point hike, more may be in the offing as the Fed attempts to stem the wealth effect caused by the stock market's precipitous rise. Although some of its speculative excess has been removed, rising energy prices and virtually full employment continue to make inflation a concern.

   As of May 31, 85% of the Fund's net assets were invested in GNMA securities, 4% in other mortgage-backed securities, and 10% in Treasuries. As of the same date, the average maturity of the Fund was 7.8 years.

GROWTH OF A $10,000 INVESTMENT (6)

[line graph omitted--plot points as follows]

            Armada GNMA Fund        Armada GNMA Fund         Lehman
            (Class I Shares)      (Class B Shares) 3,5     GNMA Index
8/1/94           $10,000                 $10,000             $10,000
5/31/95          $10,961                 $10,962             $10,960
5/31/96          $11,466                 $11,468             $11,547
5/31/97          $12,513                 $12,495             $12,643
5/31/98          $13,661                 $13,607             $13,857
5/31/99          $14,210                 $14,120             $14,538
5/31/00          $14,562                 $14,360             $15,002


ARMADA GNMA FUND
----------------
Average Annual Total Returns, as of 5/31/00

-------------------------------------------------------------------------------
                                                                  CUMULATIVE
                                                      SINCE          SINCE
                         1 YEAR  3 YEARS  5 YEARS  INCEPTION (1)  INCEPTION (1)
-------------------------------------------------------------------------------
 Class I Shares           2.48%     5.19%    5.85%    6.69%         45.66%
-------------------------------------------------------------------------------
 Class A Shares 2,5       2.33%     4.96%    5.68%    5.91%         23.80%
-------------------------------------------------------------------------------
 Class A Shares
  with Sales Charge 2,5  (2.50)%    3.26%    4.65%    4.53%         17.92%
-------------------------------------------------------------------------------
 Class B Shares 3,5       1.70%     4.75%    5.55%     N/A           4.07%
-------------------------------------------------------------------------------
 Class B Shares
  with Sales Charge 3,5  (3.13)%    3.57%    5.24%     N/A           (0.93)%
-------------------------------------------------------------------------------
 Class C Shares 4,5       1.70%     4.75%    5.55%     N/A           2.16%
-------------------------------------------------------------------------------
 Class C Shares
  with Sales Charge 4,5   0.73%      N/A     N/A       N/A           1.16%
-------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 ACTIVITY FOR THE PERIOD PRESENTED INCLUDES THAT OF A PREDECESSOR FUND THROUGH
  SEPTEMBER 6, 1996. THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: AUGUST 10, 1994 (CLASS I SHARES); SEPTEMBER 11, 1996 (CLASS A SHARES); AUGUST 11, 1999 (CLASS B SHARES) AND JANUARY 27, 2000 (CLASS C SHARES).

2 CLASS A SHARES RETURNS FOR THE PERIOD PRIOR TO SEPTEMBER 11, 1996 REFLECT THE
  PERFORMANCE OF THE FUND'S CLASS I SHARES.

3 CLASS B SHARES RETURNS FOR THE PERIOD SEPTEMBER 11, 1996 TO AUGUST 11, 1999
  REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD PRIOR TO SEPTEMBER 11, 1996 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

4 CLASS C SHARES RETURNS FOR THE PERIOD AUGUST 11, 1999 TO JANUARY 27, 2000
  REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES, RETURNS FOR THE PERIOD SEPTEMBER 11, 1996 TO AUGUST 11, 1999 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD PRIOR TO SEPTEMBER 11, 1996 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

5 IN INSTANCES WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE
  HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

6 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE
  PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 21.

FIXED INCOME FUNDS

ARMADA INTERMEDIATE BOND FUND OVERVIEW
================================================================================

COMMENTS FROM THE TAXABLE FIXED INCOME TEAM

   The specter of inflation, six preemptive rate hikes, and an oversupply of new corporate issues resulted in a particularly difficult year for the bond market. For the 12 months ended May 31, 2000, the Armada Intermediate Bond Fund produced a total return (before sales charges) of 0.64% for Class B shareholders and 1.50% for Class I investors. By comparison, the Fund's benchmark, the Lehman Intermediate Government/Corporate Bond Index, had a return of 2.47%.

   The Fund entered the fiscal year with an emphasis in mortgage-backed securities, corporate bonds, and asset-backed securities, which the management team believed offered superior value. Unfortunately, fears of an eventual Y2K-related pullback by investors led corporate and asset-backed issuers to flood the bond market throughout the summer. Although the Fund was insulated somewhat by the shorter maturities of its holdings, this supply bubble led to a steep price drop from which the non-government--or spread-- sectors did not begin to recover until September. Treasury prices also continued falling from their "flight to quality" highs throughout the period.

   In January, the management team became more defensive on spread product, moving to shorter-term securities but still retaining our overweight versus the benchmark. As it turns out, we were not defensive enough. A yield curve inversion, largely the result of a $30 billion Treasury buyback plan, and an active Federal Reserve Board caused significant spread product underperformance. Talk in Congress of eliminating the implicit government guarantee of agencies such as Fannie Mae and Freddie Mac only made matters worse.

   As we enter a new fiscal year, the Fund remains overweighted to mortgage-backed and asset-backed securities, which offer superior credit quality and liquidity versus the corporate bond market. The Fund's management team has reduced the Fund's exposure to corporates, whose climbing debt ratios trouble us.

   Our spread holdings tend to be on the shorter end of the yield curve, and the portfolio in total is roughly 5% less sensitive to interest rate movements than the benchmark. Even after rate increases in February, March, and May, the latter a 50-basis-point hike, more may be in the offing as the Fed attempts to stem the wealth effect caused by the extended bull market in stocks. Although some of the stock market's speculative excess has been removed, rising energy prices and virtually full employment continue to make inflation a concern.

   As of May 31, 21% of the Fund's net assets were invested in U.S. Treasury securities, 16% in mortgage-backed securities, 33% in corporate bonds, and 28% in asset backed securities. As of the same date, the average maturity of the Fund was 4.9 years with an average credit quality of triple-A.

GROWTH OF A $10,000 INVESTMENT (6)

[line graph omitted--plot points as follows]

           Armada Intermediate     Armada Intermediate    Lehman Intermediate
                Bond Fund           Armada Bond Fund       U.S. Government/
            (Class I Shares)      (Class B Shares) 3,5      Corporate Index
5/31/90          $10,000                 $10,000                $10,000
5/31/91          $11,222                 $11,220                $11,193
5/31/92          $12,637                 $12,637                $12,490
5/31/93          $14,066                 $14,030                $13,789
5/31/94          $14,066                 $13,997                $13,969
5/31/95          $15,410                 $15,294                $15,315
5/31/96          $15,994                 $15,820                $16,018
5/31/97          $17,054                 $16,826                $17,200
5/31/98          $18,434                 $18,068                $18,717
5/31/99          $19,167                 $18,579                $19,612
5/31/00          $19,455                 $18,698                $20,096



ARMADA INTERMEDIATE BOND FUND
-----------------------------
Average Annual Total Returns, as of 5/31/00


------------------------------------------------------------------------------------------
                                                                              CUMULATIVE
                                                                  SINCE          SINCE
                          1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION (1)  INCEPTION (1)
------------------------------------------------------------------------------------------
 Class I Shares            1.50%   4.49%    4.77%     6.88%      6.67%          96.45%
------------------------------------------------------------------------------------------
 Class A Shares 2,5        1.25%   4.13%    4.44%     6.57%      5.99%          69.93%
------------------------------------------------------------------------------------------
 Class A Shares
  with Sales Charge 2,5   (3.57)%  2.46%    3.42%     6.06%      5.42%          61.79%
------------------------------------------------------------------------------------------
 Class B Shares 3,5        0.64%   3.58%    4.10%     6.46%      1.96%           4.77%
------------------------------------------------------------------------------------------
 Class B Shares
  with Sales Charge 3,5   (4.13)%  2.38%    3.78%     N/A        0.44%           1.06%
------------------------------------------------------------------------------------------
 Class C Shares 4,5        0.64%   3.58%    4.10%     6.46%       N/A            0.22%
------------------------------------------------------------------------------------------
 Class C Shares
  with Sales Charge 4,5   (0.31)%   N/A      N/A       N/A        N/A           (0.78)%
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: DECEMBER 20, 1989 (CLASS I
  SHARES); APRIL 15, 1991 (CLASS A SHARES); JANUARY 6, 1998 (CLASS B SHARES) AND MAY 30, 2000 (CLASS C SHARES).

2 CLASS A RETURNS FOR THE PERIOD PRIOR TO APRIL 15, 1991 REFLECT THE PERFORMANCE
  OF THE FUND'S CLASS I SHARES.

3 CLASS B SHARES RETURNS FOR THE PERIOD APRIL 15, 1991 TO JANUARY 6, 1998
  REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD PRIOR TO APRIL 15, 1991 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

4 CLASS C SHARES RETURNS FOR THE PERIOD APRIL 15, 1999 TO MAY 30, 2000 REFLECT
  THE PERFORMANCE OF THE FUND'S CLASS B SHARES, RETURNS FOR THE PERIOD APRIL 15, 1991 TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD PRIOR TO APRIL 15, 1991 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

5 IN INSTANCES WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE
  HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

6 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE
  PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 21.

                                                              FIXED INCOME FUNDS

                                     ARMADA TOTAL RETURN ADVANTAGE FUND OVERVIEW
================================================================================

COMMENTS FROM NATIONAL ASSET MANAGEMENT CORPORATION

   Six interest rate hikes, an oversupply of new corporate issues early in the period, and an announced Treasury buyback resulted in a particularly difficult year for the bond market. For the 12 months ended May 31, 2000, the Armada Total Return Advantage Fund produced a total return of 1.41% (before sales charges) for Class A shareholders and 1.78% for Class I investors. By comparison, the Lehman Government/ Corporate Bond Index had a return of 1.89%.

   An emphasis on corporate bonds throughout the period had a slightly negative impact on the Fund's performance. During the summer, corporate and asset-backed issuers flooded the market in anticipation of a Y2K-related pullback by investors. This supply bubble led to a steep price drop from which the non-Treasury-or spread-sectors did not begin to recover until September. With the specter of inflation also punishing prices, the Fund's long duration posture during this period also detracted from results. The portfolio was positioned anywhere from 5 to 10 percent longer than the benchmark early in the period and as much as 20 percent longer by late November.

   After rebounding strongly, corporates were dealt a second blow in January when the Treasury announced plans to buy back some $30 billion in debt. The buyback resulted in a dramatic decoupling of the Treasury and spread markets as long Treasury prices began to rise. An inversion of the Treasury curve combined with an active Fed caused significant corporate underperformance, especially during February and March.

   Fortunately, we had increased the Fund's weighting in long Treasuries in November and December and were well positioned for the events that followed. The Fund also benefited from an underweight in Agency holdings. Fannie Mae and Freddie Mac have come under some pressure as a bill proposing to modify or remove the implied government guarantee behind their securities works it way through Congress. In the unlikely event that such a bill passes, both face the possibility of a credit quality downgrade.

   We reduced the Fund's duration to be the same as the benchmark in mid-April. This move proved beneficial as Mr. Greenspan and Company announced their fifth and sixth tightenings soon after. More may be in the offing as the Fed attempts to stem the wealth effect caused by, among other things, the extended bull market in stocks. Although some of the stock market's speculative excess has been removed, rising energy prices and virtually full employment continue to make inflation a concern.

   As of May 31, 33% of the Fund's net assets were invested in U.S. Treasury securities, 34% in corporate bonds, and 30% in asset backed securities. As of the same date, the average maturity of the fund was 9.5 years with an average credit quality of AA+.

GROWTH OF A $10,000 INVESTMENT (4)

[line graph omitted--plot points as follows]

          Armada Total Return      Armada Total Return             Lehman
            Advantage Fund            Advantage Fund          U.S. Government/
           (Class I Shares)       (Class B Shares) 2,3      Corporate Bond Index
7/7/94          $10,000                   $10,000                  $10,000
5/31/95         $11,113                   $11,044                  $11,187
5/31/96         $11,579                   $11,455                  $11,645
5/31/97         $12,564                   $12,411                  $12,565
5/31/98         $13,864                   $13,661                  $14,008
5/31/99         $14,355                   $14,096                  $14,577
5/31/00         $14,610                   $14,317                  $14,852

ARMADA TOTAL RETURN ADVANTAGE FUND
----------------------------------
Average Annual Total Returns, as of 5/31/00

----------------------------------------------------------------------------------
                                                                     CUMULATIVE
                                                         SINCE          SINCE
                          1 YEAR   3 YEARS   5 YEARS  INCEPTION (1)  INCEPTION (1)
----------------------------------------------------------------------------------
 Class I Shares            1.78%    5.16%     5.63%       6.63%         46.08%
----------------------------------------------------------------------------------
 Class A Shares            1.41%    4.82%     5.29%       6.21%         41.26%
----------------------------------------------------------------------------------
 Class A Shares
  with Sales Charge       (3.43)%   3.15%     4.27%       5.30%         34.50%
----------------------------------------------------------------------------------
 Class B Shares 2,3        1.57%    4.88%     5.33%        N/A           2.17%
----------------------------------------------------------------------------------
 Class B Shares
  with Sales Charge 2,3   (3.19)%   3.70%     5.03%        N/A          (2.71)%
----------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: JULY 7, 1994 (CLASS I
  SHARES); SEPTEMBER 6, 1994 (CLASS A SHARES); SEPTEMBER 29, 1999 (CLASS B SHARES).

2 CLASS B SHARES RETURNS FOR THE PERIOD SEPTEMBER 6, 1994 TO SEPTEMBER 29, 1999
  REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD PRIOR TO SEPTEMBER 6, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

3 IN INSTANCES WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE
  HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

4 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE
  PERFORMANCE OF CLASS A WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING CLASS A.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 21.

TAX EXEMPT FUNDS

ARMADA NATIONAL TAX EXEMPT BOND FUND OVERVIEW
================================================================================

COMMENTS FROM THE TAX EXEMPT FIXED INCOME TEAM

   Unusually strong economic growth, the resulting specter of inflation, and a rising interest rate environment took their toll on fixed income securities during the past 12 months. Although the municipal market suffered along with taxable bonds, the management team's conservative investment style served the Armada National Tax Exempt Bond Fund well under adverse conditions. The Fund also benefited from our focus on bonds with intermediate maturities--largely in the 2- to 12-year range--which are somewhat less sensitive to interest rate movements than those at the longer end of the spectrum.

   For the fiscal year ended May 31, 2000, the Armada National Tax Exempt Bond Fund produced a total return of (1.05)% (before sales charges) for Class B investors and (0.24)% for Class I shareholders. Over the same period, the Fund's benchmark, the Lehman 7-Year Municipal Bond Index, had a return of 0.24% while the Lehman Intermediate Mutual Fund Index returned 0.18%. For internal purposes, the management team prefers to use the Intermediate Mutual Fund Index, because we fell it better reflects the range of maturities within the Fund's portfolio. Previously the Fund measured its performance to the Lehman 10-Year Municipal Bond Index, but the Lehman 7-Year Municipal Bond Index more accurately reflects the Fund's maturity.

   Although we witnessed a decline in supply of new issues versus the preceding year, demand for municipal bonds dropped even more. Lured by the prodigious returns generated by technology stocks, many investors weighted their portfolios heavily towards equities. Despite these events, the management team succeeded in increasing the portfolio's year-over-year distribution yield by a full half of a percentage point and finished the fiscal year ranked in the top 10% of the widely followed Lipper General Municipal Universe.

   The Fund retained its historic emphasis on diversification, with holdings in 31 states and territories. More than 90% of the Fund's assets were invested in issues rated double-A or higher, with 70% of assets in highest-quality, triple-A rated issues at year-end. The Fund held very few A rated and triple-B rated securities because in the management team's opinion, the small spread between credit grades that characterized the past 12 months did not warrant taking on additional risk. In particular, we largely avoided the hospital sector, which is facing the challenges of overcapacity and reduced Medicare reimbursements.

  At year-end, 43% of the Fund's assets were invested in general obligation securities, and 17% in pre-refunded and escrowed-to-maturity securities. Of the Fund's revenue bonds, agencies accounted for 28%, utilities for 12%, and hospitals for 1% of the total portfolio. As of May 31, 2000, the average maturity of the securities in the Fund was 7.07 years.

   Looking ahead, we will continue to maintain our emphasis on income and stability. However, we will likely lengthen the Fund's average maturity and duration once we see clear signs that interest rates may have reached their peak.

GROWTH OF A $10,000 INVESTMENT (6)

[line graph omitted--plot points as follows]

             Armada National         Armada National              Lehman               Lehman
           Tax Exempt Bond Fund    Tax Exempt Bond Fund      7-Year Municipal     10-Year Municipal
             (Class I Shares)     (Class B Shares) 3,5          Bond Index           Bond Index
5/31/90           $10,000                 $10,000                 $10,000              $10,000
5/31/91           $10,644                 $10,644                 $11,001              $11,039
5/31/92           $11,555                 $11,555                 $11,990              $12,065
5/31/93           $13,164                 $13,164                 $13,247              $13,550
5/31/94           $13,287                 $13,287                 $13,682              $14,012
5/31/95           $14,372                 $14,372                 $14,799              $15,270
5/31/96           $14,305                 $14,305                 $15,485              $15,992
5/31/97           $15,075                 $15,075                 $16,546              $17,299
5/31/98           $16,237                 $16,234                 $17,882              $18,902
5/31/99           $16,898                 $16,859                 $18,727              $19,776
5/31/00           $16,858                 $16,682                 $18,774              $19,740



ARMADA NATIONAL TAX EXEMPT BOND FUND
------------------------------------
Average Annual Total Returns, as of 5/31/00


---------------------------------------------------------------------------------------
                                                                            CUMULATIVE
                                                                SINCE         SINCE
                        1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION (1)  INCEPTION (1)
---------------------------------------------------------------------------------------
 Class I Shares 5       (0.24)%  3.79%    3.24%     5.36%      6.57%         174.16%
---------------------------------------------------------------------------------------
 Class A Shares 2,5     (0.02)%  3.86%    3.28%     5.38%      6.59%         174.69%
---------------------------------------------------------------------------------------
 Class A Shares
  with Sales Charge 2,5 (4.80)%  2.19%    2.27%     4.87%      6.26%         161.70%
---------------------------------------------------------------------------------------
 Class B Shares 3,5     (1.05)%  3.44%    3.03%     5.25%      6.50%         171.39%
---------------------------------------------------------------------------------------
 Class B Shares
  with Sales Charge 3,5 (5.81)%  2.23%    2.71%      N/A        N/A             N/A
---------------------------------------------------------------------------------------
 Class C Shares 4,5     (1.69)%  3.22%    2.90%     5.18%      6.46%         169.06%
---------------------------------------------------------------------------------------
 Class C Shares
  with Sales Charge 4,5 (2.65)%   N/A      N/A       N/A        N/A             N/A
---------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: APRIL 9, 1998 (CLASS I
  SHARES); JUNE 22, 1998 (CLASS A SHARES); JANUARY 29, 1999 (CLASS B SHARES) AND FEBRUARY 19, 2000 (CLASS C SHARES).

2 CLASS A SHARES RETURNS FOR THE PERIOD PRIOR TO JUNE 22, 1998 REFLECT THE
  PERFORMANCE OF THE FUND'S CLASS I SHARES.

3 CLASS B SHARES RETURNS FOR THE PERIOD JUNE 22, 1998 TO JANUARY 29, 1999
  REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD PRIOR TO JUNE 22, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

4 CLASS C SHARES RETURNS FOR THE PERIOD JANUARY 29, 1999 TO FEBRUARY 19, 2000
  REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES, RETURNS FOR THE PERIOD JUNE 22, 1998 TO JANUARY 29, 1999 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD PRIOR TO JUNE 22, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

5 THE PERFORMANCE HISTORY FOR EACH CLASS INCLUDES PERFORMANCE OF A PREDECESSOR
  TRUST FUND WHICH COMMENCED OPERATIONS ON JULY 31, 1984. WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

6 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE
  PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 21.

                                                                TAX EXEMPT FUNDS

                                       ARMADA OHIO TAX EXEMPT BOND FUND OVERVIEW
================================================================================

COMMENTS FROM THE TAX EXEMPT FIXED INCOME TEAM

   Strong economic growth, a string of Fed-driven interest rate hikes, and a drop in demand for fixed-income securities took their toll on the market for municipal bonds during the past 12 months. Despite these circumstances, the management team's focus on income and stability served investors well. The Fund also benefited from a concentration on bonds with intermediate maturities-- largely in the 2- to 12-year range--which are somewhat less sensitive to interest rate movements than those at the longer end of the spectrum.

   For the fiscal year ended May 31, 2000, the Armada Ohio Tax Exempt Bond Fund produced a total return of (0.51)% (before sales charges) for Class A investors and (0.40)% for Class I shareholders. Over the same period, the Fund's benchmark, Lehman 7-Year Municipal Bond Index had a return of 0.24% while the Lehman Intermediate Mutual Fund Index returned 0.18%. For internal purposes, the management team uses the Intermediate Mutual Fund Index, because we feel it better reflects the range of maturities within the portfolio.

   More than 85% of the Fund's assets were invested in issues rated double-A or higher with at least 60% of assets in highest-quality, triple-A issues at year-end. The Fund held very few A-rated and triple-B rated securities because the small spread between credit grades that characterized the past 12 months did not warrant adding any extra risk to the portfolio.

   On May 11, the State Supreme Court ruled (for the second time) that the State of Ohio has not done enough to close the funding gap between its poorest and most affluent school districts. The Court has given the state until June 2001 to devise a remedy. The management team believes that the school districts can only benefit from any resolution to this matter and has increased the Fund's holdings in school district bonds to 23.1% of the portfolio. At the same time, we've further reduced the Fund's exposure to state-issued general obligations to a mere 2.6% of assets. Although the state could raise taxes to resolve its dilemma, we consider it unlikely that the state legislature would raise taxes in an election year.

   At year-end, 49% of the Fund was invested in general obligation securities, and 10% in pre-refunded and escrowed-to-maturity securities. Of the Fund's revenue bonds, agencies accounted for 24%, utilities for 17%, and hospitals for 9% of the total portfolio. As of May 31, 2000, the average maturity of the Fund was 6.81 years.

   Looking ahead, we will likely look for higher yields by lengthening the Fund's average maturity and duration once we see indications that interest rates may have reached their peak.

GROWTH OF A $10,000 INVESTMENT (3)

[line graph omitted--plot points as follows]

                Armada Ohio             Armada Ohio              Lehmann
           Tax Exempt Bond Fund     Tax Exempt Bond Fund    7-Year Municipal
             (Class I Shares)      (Class B Shares) 2,3        Bond Index
5/31/90           $10,000                  $9,700                $10,000
5/31/91           $10,737                  $10,374               $11,001
5/31/92           $11,402                  $11,020               $11,990
5/31/93           $12,537                  $12,151               $13,247
5/31/94           $12,823                  $12,429               $13,682
5/31/95           $13,671                  $13,255               $14,799
5/31/96           $14,267                  $13,831               $15,485
5/31/97           $15,176                  $14,714               $16,546
5/31/98           $16,303                  $15,801               $17,882
5/31/99           $16,945                  $16,422               $18,727
5/31/00           $16,878                  $16,338               $18,774


ARMADA OHIO TAX EXEMPT BOND FUND
--------------------------------
Average Annual Total Returns, as of 5/31/00


------------------------------------------------------------------------------------------
                                                                              CUMULATIVE
                                                                  SINCE         SINCE
                          1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION (1)  INCEPTION (1)
------------------------------------------------------------------------------------------
 Class I Shares           (0.40)%   3.61%   4.30%     5.37%      5.21%          69.68%
------------------------------------------------------------------------------------------
 Class A Shares 2,3       (0.51)%   3.55%   4.27%     5.35%      5.18%          58.39%
------------------------------------------------------------------------------------------
 Class A Shares
  with Sales Charge 2,3   (3.50)%   2.52%   3.64%     5.03%      4.83%          53.68%
------------------------------------------------------------------------------------------


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: JANUARY 5, 1990 (CLASS I
  SHARES) AND APRIL 15, 1991 (CLASS A SHARES).

2 CLASS A SHARES RETURNS FOR THE PERIOD PRIOR TO APRIL 15, 1991 REFLECT THE
  PERFORMANCE OF THE FUND'S CLASS I SHARES.

3 IN INSTANCES WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE
  HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 21.

TAX EXEMPT FUNDS

ARMADA PENNSYLVANIA MUNICIPAL BOND FUND OVERVIEW
================================================================================

COMMENTS FROM THE TAX EXEMPT FIXED INCOME TEAM

   Strong economic growth and no fewer than six Fed-driven interest rate hikes took their toll on the market for municipal bonds during the past 12 months. The heady returns of technology stocks during the early part of the period also caused many investors to flee fixed-income securities. Despite these circumstances, the management team's focus on income and stability served investors well.

   For the fiscal year ended May 31, 2000, the Armada Pennsylvania Municipal Bond Fund produced a total return of (0.05)% (before sales charges) for Class A investors and (0.06)% for Class I shareholders. Over the same period the Fund's benchmark, the Lehman 7-Year Municipal Bond Index returned 0.24% while the Lehman Intermediate Mutual Fund Index had a return of 0.18%. For internal purposes, the management team prefers to use the Intermediate Mutual Fund Index, because we feel it better reflects the range of maturities within the portfolio.

   More than 90% of the Fund's assets were invested in issues rated double-A or higher, with nearly 82% of assets in highest-quality, triple-A issues. We held very few A-rated and triple-B rated securities, which did not offer sufficient incentive for assuming the additional risk.

   At fiscal year-end, 27% of the Fund's assets were invested in general obligation securities, with 18% in pre-refunded and escrowed-to-maturity securities. Of the Fund's revenue bonds, agencies accounted for 50%, utilities for 11%, and hospitals for 1% of the total portfolio. As of May 31, 2000, the average maturity of the Fund was 5.9 years.

   The management team remains wary of the hospital sector, which still operates under the shadow of the 1998 Allegheny Health Education & Research Foundation (AHERF) bond default. We did not hold any AHERF debt because its slightly higher yield did not warrant subjecting the portfolio to additional risk; that position sums up our current posture toward hospital debt in the state. Although for-profit Tenet Health Care recently purchased a large percentage of AHERF hospitals, we believe that Tenet's economies of scale will only put more competitive pressure on the remaining non-profit hospitals. Our only hospital holding is actually a continuing care retirement community, which also operates residential, assisted living, and skilled nursing facilities.

   Due to Pennsylvania's impending electricity deregulation, we see a lot of uncertainty ahead in the utilities sector as well. Consequently, we've positioned the portfolio in only the highest-quality names. We anticipate lengthening the Fund's average maturity and duration, but only once we see clear signs that the Fed is unlikely to hike rates further.

GROWTH OF A $10,000 INVESTMENT (5)

[line graph omitted--plot points as follows]

           Armada Pennsylvania      Armada Pennsylvania          Lehmann
           Municipal Bond Fund      Municipal Bond Fund     7-Year Municipal
            (Class I Shares)      (Class B Shares) 2, 4        Bond Index
8/10/94          $10,000                  $10,000                $10,000
5/31/95          $10,518                  $10,203                $10,685
5/31/96          $10,858                  $10,532                $11,181
5/31/97          $11,532                  $11,178                $11,946
5/31/98          $12,334                  $11,942                $12,910
5/31/99          $12,853                  $12,445                $13,521
5/31/00          $12,845                  $12,439                $13,555


ARMADA PENNSYLVANIA MUNICIPAL BOND FUND
---------------------------------------
Average Annual Total Returns, as of 5/31/00

-----------------------------------------------------------------------------------
                                                                      CUMULATIVE
                                                         SINCE           SINCE
                        1 YEAR   3 YEARS   5 YEARS   INCEPTION (1)   INCEPTION (1)
-----------------------------------------------------------------------------------
 Class I Shares         (0.06)%   3.66%     4.08%       4.40%           28.45%
-----------------------------------------------------------------------------------
 Class A Shares 2,4     (0.05)%   3.63%     4.04%       4.12%           16.21%
-----------------------------------------------------------------------------------
 Class A Shares
  with Sales Charge 2,4 (3.04)%   2.57%     3.42%       3.28%           12.75%
-----------------------------------------------------------------------------------
 Class C Shares 3,4     (0.93)%   3.32%     3.86%        N/A            (0.06)%
-----------------------------------------------------------------------------------
 Class C Shares
  with Sales Charge 3,4 (1.88)%    N/A       N/A         N/A            (1.05)%
-----------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 ACTIVITY FOR THE PERIOD PRESENTED INCLUDES THAT OF A PREDECESSOR FUND THROUGH
  SEPTEMBER 6, 1996. THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: AUGUST 10, 1994 (CLASS I SHARES); SEPTEMBER 11, 1996 (CLASS A SHARES) AND FEBRUARY 24, 2000 (CLASS C SHARES).

2 CLASS A SHARES RETURNS FOR THE PERIOD PRIOR TO SEPTEMBER 11, 1996 REFLECT THE
  PERFORMANCE OF THE FUND'S CLASS I SHARES.

3 CLASS C SHARES RETURNS FOR THE PERIOD SEPTEMBER 11, 1996 TO FEBRUARY 24, 2000
  REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD PRIOR TO SEPTEMBER 11, 1996 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

4 IN INSTANCES WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE
  HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS A SHARES ONLY. THE
  PERFORMANCE OF CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN CLASS C.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 21.

                   ADDITIONAL ARMADA PERFORMANCE INFORMATION
================================================================================

   The following information is helpful for a complete understanding of the Armada Funds performance figures presented within this report.

   The return and principal value of an investment will fluctuate. When redeemed, shares may be worth more or less than original cost.

   Certain sales charges are associated with the purchase of Class A, B and C Shares. Based on a $10,000 purchase, the following sales charges were in effect as of May 31, 2000 and were used to calculate performance for the respective share classes of each fund.

o Each of the Armada equity funds have a front-end sales charge of 5.50% for Class A Shares except the Equity Index Fund which has a 3.75% front-end sales charge.

o There is a 4.75% front-end sales charge for Class A Shares for the following Armada portfolios: Balanced Allocation Fund, Total Return Advantage Fund, Bond Fund, Intermediate Bond Fund, GNMA Fund and the National Tax Exempt Bond Fund.

o The Armada Enhanced Income Fund has a 2.75% front-end sales charge for Class A Shares.

o The Armada Ohio Tax Exempt Bond Fund and the Pennsylvania Municipal Bond Fund have a front-end sales charge of 3.00% for Class A Shares.

o All Class B Shares have a maximum deferred sales charge of 5.00%. This charge declines from 5.00% in the first year to 0.00% after five years, as outlined in the prospectus.

o All Class C Shares have a maximum deferred sales charge of 1.00%. This charge is applied on redemptions of shares that are held for less than 18 months.

   Class I Shares are sold for financial institutions investing for their own or their customers' accounts.

                         REPORT OF INDEPENDENT AUDITORS
================================================================================

To the Shareholders and Board of Trustees
Armada Funds

We have audited the accompanying statements of net assets of the Armada Core Equity Fund, Armada Equity Growth Fund, Armada Equity Income Fund, Armada Equity Index Fund, Armada International Equity Fund, Armada Small Cap Growth Fund, Armada Small Cap Value Fund, Armada Tax Managed Equity Fund, Armada Balanced Allocation Fund, Armada Bond Fund, Armada Enhanced Income Fund, Armada GNMA Fund, Armada Intermediate Bond Fund, Armada Total Return Advantage Fund, Armada National Tax Exempt Bond Fund, Armada Ohio Tax Exempt Bond Fund, Armada Pennsylvania Municipal Bond Fund, Armada Government Money Market Fund, Armada Money Market Fund, Armada Ohio Municipal Money Market Fund, Armada Pennsylvania Tax Exempt Money Market Fund, Armada Tax Exempt Money Market Fund, and Armada Treasury Money Market Fund (the "Funds") as of May 31, 2000, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the periods indicated therein. We have also audited the financial highlights for each of the periods indicated therein for the Armada Core Equity Fund, Armada Equity Growth Fund, Armada Equity Income Fund, Armada Equity Index Fund, Armada International Equity Fund, Armada Small Cap Growth Fund, Armada Small Cap Value Fund, Armada Tax Managed Equity Fund, Armada Balanced Allocation Fund, Armada Enhanced Income Fund, Armada Intermediate Bond Fund, Armada Total Return Advantage Fund, Armada National Tax Exempt Bond Fund, Armada Ohio Tax Exempt Bond Fund, Armada Government Money Market Fund, Armada Money Market Fund, Armada Ohio Municipal Money Market Fund, Armada Tax Exempt Money Market Fund, and Armada Treasury Money Market Fund and for the four years in the period ended May 31, 2000 for the Armada Bond Fund, Armada GNMA Fund, Armada Pennsylvania Municipal Bond Fund, and Armada Pennsylvania Tax Exempt Money Market Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through May 31, 1996 for the Armada Bond Fund, Armada GNMA Fund, Armada Pennsylvania Municipal Bond Fund, and Armada Pennsylvania Tax Exempt Money Market Fund were audited by other auditors whose report dated July 26, 1996 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at May 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the periods indicated therein, and for the Armada Core Equity Fund, Armada Equity Growth Fund, Armada Equity Income Fund, Armada Equity Index Fund, Armada International Equity Fund, Armada Small Cap Growth Fund, Armada Small Cap Value Fund, Armada Tax Managed Equity Fund, Armada Balanced Allocation Fund, Armada Enhanced Income Fund, Armada Intermediate Bond Fund, Armada Total Return Advantage Fund, Armada National Tax Exempt Bond Fund, Armada Ohio Tax Exempt Bond Fund, Armada Government Money Market Fund, Armada Money Market Fund, Armada Ohio Municipal Money Market Fund, Armada Tax Exempt Money Market Fund, and Armada Treasury Money Market Fund, the financial highlights for each of the periods indicated therein, and for the Armada Bond Fund, Armada GNMA Fund, Armada Pennsylvania Municipal Bond Fund, and Armada Pennsylvania Tax Exempt Money Market Fund, the financial highlights for the four years in the period ended May 31, 2000, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

/s/signature

Philadelphia, Pennsylvania
July 7, 2000

                       NOTICE TO SHAREHOLDERS (UNAUDITED)
================================================================================

                                  MAY 31, 2000

The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax pur- poses will be sent to them in early 2001. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended May 31, 2000, each Fund designated long term capital gains and exempt income with regard to distributions paid during the year as follows:


                                              (A)               (B)              (C)               (D)               (E)
                                           Long Term         Ordinary            Tax
                                         Capital Gains        Income           Exempt             Total          Qualifying
                                         Distributions     Distributions    Distributions     Distribution        Dividends
Fund                                      (Tax Basis)       (Tax Basis)      (Tax Basis)       (Tax Basis)           (1)
                                         -------------     -------------    -------------     -------------      ----------

Core Equity                                  99.51%             0.49%            0.00%           100.00%          100.00%
Equity Growth                                77.40%            22.60%            0.00%           100.00%           83.51%
Equity Income                                61.01%            38.99%            0.00%           100.00%          100.00%
Equity Index                                 14.88%            85.12%            0.00%           100.00%          100.00%
International Equity                         71.05%            28.95%            0.00%           100.00%            0.00%
Small Cap Growth                              0.00%             0.00%            0.00%             0.00%            0.00%
Small Cap Value                               0.00%           100.00%            0.00%           100.00%          100.00%
Tax Managed Equity                           36.77%            63.23%            0.00%           100.00%          100.00%
Balanced Allocation                           0.00%           100.00%            0.00%           100.00%            0.00%
Bond                                          0.00%           100.00%            0.00%           100.00%            0.00%
Enhanced Income                               0.00%           100.00%            0.00%           100.00%            0.00%
GNMA                                          0.00%           100.00%            0.00%           100.00%            0.00%
Intermediate Bond                             1.05%            98.95%            0.00%           100.00%            0.00%
Total Return Advantage                        9.47%            90.53%            0.00%           100.00%            0.00%
National Tax Exempt Bond                      3.38%             0.00%           96.62%           100.00%            0.00%
Ohio Tax Exempt Bond                          1.58%             0.00%           98.42%           100.00%            0.00%
Pennsylvania Municipal Bond                   3.47%             0.00%           96.53%           100.00%            0.00%
Government Money Market                       0.00%           100.00%            0.00%           100.00%            0.00%
Money Market                                  0.00%           100.00%            0.00%           100.00%            0.00%
Ohio Municipal Money Market                   0.00%             0.00%          100.00%           100.00%            0.00%
Pennsylvania Tax Exempt
   Money Market                               0.00%             0.00%          100.00%           100.00%            0.00%
Tax Exempt Money Market                       0.00%             0.00%          100.00%           100.00%            0.00%
Treasury Money Market                         0.00%           100.00%            0.00%           100.00%            0.00%

Items (A), (B), (C) and (D) are based on a percentage of the Fund's total distribution.
Item (E) is based on a percentage of ordinary income distributions of the Fund.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                 [Logo omitted]
                          Armada [Register Mark] Funds

                              FINANCIAL STATEMENTS

                        FOR THE YEAR ENDED MAY 31, 2000

                              FINANCIAL HIGHLIGHTS
                             ARMADA CORE EQUITY FUND
================================================================================

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                      FOR THE YEAR ENDED MAY 31,                                FOR THE
                                 ----------------------------------------------------------------            PERIOD ENDED
                                                 2000                              1999                      MAY 31, 1998
                                 ------------------------------------   -------------------------  -------------------------------
                                 CLASS I  CLASS A  CLASS B  CLASS C 2   CLASS I  CLASS A  CLASS B  CLASS I 2  CLASS A 2  CLASS B 2
                                 -------  -------  -------  ---------   -------  -------  -------  ---------  ---------  ---------
Net asset value, beginning of
  period                         $  13.75  $13.71   $13.63   $14.55     $  11.35  $11.34   $11.33   $  10.00   $10.00     $10.25
                                 --------  ------   ------   ------     --------  ------   ------   --------   ------     ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income/(loss)       0.02   (0.00)   (0.07)   (0.05)       (0.02)5 (0.05)5  (0.16)5     0.05     0.04      (0.00)
  Net gain on securities (realized
     and unrealized) ..........      1.65    1.62     1.59     0.13         2.94    2.93     2.97       1.35     1.34       1.08
                                 --------  ------   ------   ------     --------  ------   ------   --------   ------     ------
     Total from investment
       operations .............      1.67    1.62     1.52     0.08         2.92    2.88     2.81       1.40     1.38       1.08
                                 --------  ------   ------   ------     --------  ------   ------   --------   ------     ------
LESS DISTRIBUTIONS
  Dividends from net investment
     income ...................     (0.01)  (0.00)   (0.00)   (0.00)       (0.01)  (0.00)   (0.00)     (0.05)   (0.04)     (0.00)
  Distributions from net realized
     capital gains ............     (0.53)  (0.53)   (0.53)   (0.00)       (0.51)  (0.51)   (0.51)     (0.00)   (0.00)     (0.00)
                                 --------  ------   ------   ------     --------  ------   ------   --------   ------     ------
     Total distributions ......     (0.54)  (0.53)   (0.53)   (0.00)       (0.52)  (0.51)   (0.51)     (0.05)   (0.04)     (0.00)
                                 --------  ------   ------   ------     --------  ------   ------   --------   ------     ------

Net asset value, end of period   $  14.88  $14.80   $14.62   $14.63     $  13.75  $13.71   $13.63   $  11.35   $11.34     $11.33
                                 ========  ======   ======   ======     ========  ======   ======   ========   ======     ======
TOTAL RETURN ..................     12.31%  11.98%4  11.31%4   0.55%3,4    26.08%  25.78%4  25.17%4    14.03%3  13.85%3,4  10.54%3,4
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
     (in 000's) ...............  $141,207  $4,146   $1,840   $4,272     $145,603  $1,731   $1,106   $110,504   $  408     $    2
  Ratio of expenses to average
     net assets ...............      1.00%   1.25%    1.96%    1.96%1       0.98%   1.23%    1.94%      0.89%1   1.14%1     1.83%1
  Ratio of net investment income/
     (loss) to average net assets    0.03%  (0.22)%  (0.93)%  (0.93)%1     (0.15)% (0.40)%  (1.11)%     0.61%1   0.14%1    (0.51)%1
  Ratio of expenses to average
      net assets before fee waivers  1.06%   1.31%    1.96%    1.96%1       0.98%   1.23%    1.94%      1.06%1   1.30%1     2.00%1
  Ratio of net investment income/
     (loss) to average net assets
     before fee waivers .......     (0.03)% (0.28)%  (0.93)%  (0.93)%1     (0.15)% (0.40)%  (1.11)%     0.44%1   0.04%1    (0.50)%1
  Portfolio turnover rate .....        37%     37%      37%      37%          43%     43%      43%        60%      60%        60%

1 ANNUALIZED.
2 CLASS I, CLASS A, CLASS B AND CLASS C COMMENCED OPERATIONS ON AUGUST 1, 1997,
  AUGUST 1, 1997, JANUARY 6, 1998 AND JANUARY 20, 2000, RESPECTIVELY.
3 TOTAL RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
4 TOTAL RETURN EXCLUDES SALES CHARGE.
5 CALCULATED BASED UPON AVERAGE SHARES OUTSTANDING.

                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                           ARMADA EQUITY GROWTH FUND
================================================================================

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                           FOR THE YEAR ENDED MAY 31,
                                -------------------------------------------------------------------------
                                                   2000                                   1999
                                ------------------------------------------  ------------------------------
                                 CLASS I     CLASS A    CLASS B  CLASS C 2   CLASS I    CLASS A   CLASS B
                                --------     -------    -------  ---------  ---------   --------  -------
Net asset value,
  beginning of period ........  $    24.61   $  24.55   $24.33    $28.04    $    21.35   $  21.35   $21.28
                                ----------   --------   ------    ------    ----------   --------   ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment
   income/(loss) .............        0.00 5    (0.06)5  (0.26)5   (0.08)5       (0.03)5    (0.09)5  (0.27)5
  Net gain on securities
   (realized and
   unrealized) ...............        4.55       4.53     4.56      0.42          4.28       4.28     4.31
                                ----------   --------   ------    ------    ----------   --------   ------
     Total from investment
        operations ...........        4.55       4.47     4.30      0.34          4.25       4.19     4.04
                                ----------   --------   ------    ------    ----------   --------   ------
LESS DISTRIBUTIONS
  Dividends from net
   investment income .........       (0.01)     (0.00)   (0.00)    (0.00)        (0.00)     (0.00)   (0.00)
  Dividends in excess of
   net investment
   income ....................       (0.00)     (0.00)   (0.00)    (0.00)        (0.00)     (0.00)   (0.00)
  Distributions from  net
   realized capital
   gains .....................       (0.26)     (0.26)   (0.26)    (0.00)        (0.99)     (0.99)   (0.99)
                                ----------   --------   ------    ------    ----------   --------   ------
     Total distributions .....       (0.27)     (0.26)   (0.26)    (0.00)        (0.99)     (0.99)   (0.99)
                                ----------   --------   ------    ------    ----------   --------   ------
Net asset value,
  end of period...............  $    28.89   $  28.76   $28.37    $28.38    $    24.61   $  24.55   $24.33
                                ==========   ========   ======    ======    ==========   ========   ======
TOTAL RETURN .................       18.49%     18.22%4  17.68%4    1.21%3,4     20.16%     19.88%4  19.22%4

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
   (in 000's) ................  $1,251,015   $180,000   $3,713    $  263    $1,262,154   $156,356   $1,400
  Ratio of expenses to
   average net assets ........        0.90%      1.15%    1.86%     1.86%1        0.92%      1.17%    1.88%
  Ratio of net investment
   income/(loss) to average
   net assets ................        0.01%     (0.24)%  (0.95)%   (0.95%)1      (0.11)%    (0.36)%  (1.07)%
  Ratio of expenses to
   average net assets before
   fee waivers ...............        0.96%      1.21%    1.86%     1.86%1        0.92%      1.17%    1.88%
  Ratio of net investment
   income/(loss) to average
   net assets before
   fee waivers ...............       (0.05)%    (0.30)%  (0.95)%   (0.95%)1      (0.11)%    (0.36)%  (1.07)%
  Portfolio turnover rate ....          25%        25%      25%       25%           57%        57%      57%



                                                            FOR THE YEAR ENDED MAY 31,
                                -----------------------------------------------------------------------
                                            1998                         1997                1996
                                -----------------------------    -------------------   ----------------
                                CLASS I    CLASS A   CLASS B2     CLASS I    CLASS A   CLASS I  CLASS A
                                -------    -------   --------     -------    -------   -------  -------
Net asset value,
  beginning of period ........  $  18.63   $ 18.67   $  19.44    $  18.02    $18.05   $  14.77   $14.79
                                --------   -------   --------    --------    ------   --------   ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment
   income/(loss) .............     (0.00)    (0.04)     (0.24)       0.09      0.05       0.14     0.10
  Net gain on securities
   (realized and
   unrealized) ...............      5.00      4.99       2.08        4.66      4.66       3.46     3.47
                                --------   -------   --------    --------    ------   --------   ------
     Total from investment
        operations ...........      5.00      4.95       1.84        4.75      4.71       3.60     3.57
                                --------   -------   --------    --------    ------   --------   ------
LESS DISTRIBUTIONS
  Dividends from net
   investment income .........     (0.01)    (0.00)     (0.00)      (0.09)    (0.05)     (0.14)   (0.10)
  Dividends in excess of
   net investment
   income ....................     (0.00)    (0.00)     (0.00)      (0.02)    (0.01)     (0.02)   (0.02)
  Distributions from  net
   realized capital
   gains .....................     (2.27)    (2.27)     (0.00)      (4.03)    (4.03)     (0.19)   (0.19)
                                --------   -------   --------    --------    ------   --------   ------
     Total distributions .....     (2.28)    (2.27)     (0.00)      (4.14)    (4.09)     (0.35)   (0.31)
                                --------   -------   --------    --------    ------   --------   ------
Net asset value,
  end of period. .............  $  21.35   $ 21.35   $  21.28    $  18.63    $18.67   $  18.02   $18.05
                                ========   =======   ========    ========    ======   ========   ======
TOTAL RETURN .................     28.65%    28.32%4    27.90%1,4   29.57%    29.24%4    24.61%   24.34%4
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
   (in 000's) ................  $352,413   $12,380   $     24    $255,594    $6,931   $166,671   $6,013
  Ratio of expenses to
   average net assets ........      0.98%     1.23%      1.92%1      0.97%     1.22%      1.01%    1.26%
  Ratio of net investment
   income/(loss) to average
   net assets ................     (0.01)%   (0.26)%    (0.92)%1     0.49%     0.25%      0.85%    0.60%
  Ratio of expenses to
   average net assets before
   fee waivers ...............      0.98%     1.23%      1.92%1      0.97%     1.22%      1.03%    1.28%
  Ratio of net investment
   income/(loss) to average
   net assets before
   fee waivers ...............     (0.01)%   (0.26)%    (0.92)%1     0.49%     0.25%      0.83%    0.58%
  Portfolio turnover rate ....       260%      260%       260%        197%      197%        74%      74%


1 ANNUALIZED.
2 CLASS B AND CLASS C COMMENCED OPERATIONS ON JANUARY 6, 1998 AND JANUARY 27, 2000, RESPECTIVELY.
3 TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
4 TOTAL RETURN EXCLUDES SALES CHARGE.
5 CALCULATED BASED UPON AVERAGE SHARES OUTSTANDING.


                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                            ARMADA EQUITY INCOME FUND
================================================================================

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                    FOR THE YEAR ENDED MAY 31,
                             -----------------------------------------------------------------------------------------------------
                                        2000                                       1999                           1998
                             --------------------------------------   ------------------------------   ---------------------------
                             CLASS I   CLASS A   CLASS B  CLASS C 2   CLASS I    CLASS A     CLASS B   CLASS I  CLASS A  CLASS B 2
                             -------   -------   -------  ---------   -------    -------     -------   -------  -------  ---------
Net asset value, beginning
  of period ..............  $  18.80    $18.79    $18.69   $15.27    $  17.53    $ 17.51     $17.54   $  14.87   $14.86   $16.28
                            --------    ------    ------   ------    --------    -------     ------   --------   ------   ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income ..      0.35      0.30      0.19     0.08        0.30       0.21       0.17       0.27     0.26     0.46
  Net gain/(loss) on
   securities (realized
   and unrealized) .......     (1.85)    (1.87)    (1.84)    0.63        1.50       1.55       1.39       3.44     3.41     0.86
                            --------    ------    ------   ------    --------    -------     ------   --------   ------   ------
     Total from investment
        operations .......     (1.50)    (1.57)    (1.65)    0.71        1.80       1.76       1.56       3.71     3.67     1.32
                            --------    ------    ------   ------    --------    -------     ------   --------   ------   ------
LESS DISTRIBUTIONS
  Dividends from net
   investment income .....     (0.36)    (0.31)    (0.20)   (0.05)      (0.28)     (0.23)     (0.16)     (0.32)   (0.29)   (0.06)
  Distributions from net
   realized capital gains      (0.91)    (0.91)    (0.91)   (0.00)      (0.25)     (0.25)     (0.25)     (0.73)   (0.73)   (0.00)
                            --------    ------    ------   ------    --------    -------     ------   --------   ------   ------
     Total distributions .     (1.27)    (1.22)    (1.11)   (0.05)      (0.53)     (0.48)     (0.41)     (1.05)   (1.02)   (0.06)
                            --------    ------    ------   ------    --------    -------     ------   --------   ------   ------
Net asset value,
   end of period .........  $  16.03    $16.00    $15.93   $15.93    $  18.80    $ 18.79     $18.69   $  17.53   $17.51   $17.54
                            ========    ======    ======   ======    ========    =======     ======   ========   ======   ======
TOTAL RETURN .............     (7.95)%   (8.30)%4  (8.77)%4  4.65%3,4   10.62%     10.40%4     9.14%4    25.69%   25.41%4  25.58%1,4
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
   (in 000's) ............  $500,135    $9,070    $1,357   $  105    $548,361    $11,075     $  997   $193,923   $2,151   $    3
  Ratio of expenses to
   average net assets ....      0.92%     1.17%     1.88%    1.88%1      0.93%      1.18%      1.89%      0.92%    1.17%    1.86%1
  Ratio of net investment
   income to average
   net assets ............      2.07%     1.82%     1.11%    1.11%1      2.07%      1.82%      1.11%      1.80%    1.62%    0.68%1
  Ratio of expenses to
   average net assets
   before fee waivers ....      0.98%     1.23%     1.88%    1.88%1      0.93%      1.18%      1.89%      0.92%    1.17%    1.86%1
  Ratio of net investment
   income to average
   net assets before
   fee waivers ...........      2.01%     1.76%     1.11%    1.11%1      2.07%      1.82%      1.11%      1.80%    1.62%    0.68%1
  Portfolio turnover rate         40%       40%       40%      40%         19%        19%        19%        18%      18%      18%


                                     FOR THE YEAR ENDED MAY 31,
                            ------------------------------------------
                                    1997                   1996
                             -------------------    ------------------
                             CLASS I     CLASS A    CLASS I    CLASS A
                             -------     -------    -------    -------
Net asset value, beginning
  of period ..............   $  12.66    $ 12.65    $ 11.01    $ 11.01
                             --------    -------    -------    -------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income ..       0.30       0.31       0.34       0.33
  Net gain/(loss) on securities
   (realized and unrealized)     2.73       2.68       1.79       1.77
                             --------    -------    -------    -------
     Total from investment
        operations .......       3.03       2.99       2.13       2.10
                             --------    -------    -------    -------
LESS DISTRIBUTIONS
  Dividends from net
   investment income .....      (0.31)     (0.27)     (0.34)     (0.32)
  Distributions from net
   realized  capital gains      (0.51)     (0.51)     (0.14)     (0.14)
                             --------    -------    -------    -------
     Total distributions .      (0.82)     (0.78)     (0.48)     (0.46)
                             --------    -------    -------    -------
Net asset value,
   end of period .........   $  14.87    $ 14.86    $ 12.66    $ 12.65
                             ========    =======    =======    =======
TOTAL RETURN .............      24.62%     24.33%4    19.72%     19.37%4
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
   (in 000's) ............   $127,130    $   410    $61,978    $   263
  Ratio of expenses to
   average net assets ....       1.01%      1.26%      1.06%      1.31%
  Ratio of net investment
   income to average
   net assets ............       2.44%      2.17%      3.02%      2.75%
  Ratio of expenses to
   average net assets
   before fee waivers ....       1.01%      1.26%      1.08%      1.32%
  Ratio of net investment
   income to average
   net assets before
   fee waivers ...........       2.44%      2.17%      3.00%      2.74%
  Portfolio turnover rate          35%        35%        53%        53%


1  ANNUALIZED.
2  CLASS B AND CLASS C COMMENCED OPERATIONS ON JANUARY 6, 1998 AND JANUARY 27, 2000, RESPECTIVELY.
3  TOTAL RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
4  TOTAL RETURN EXCLUDES SALES CHARGE.

                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                            ARMADA EQUITY INDEX FUND
================================================================================

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                          FOR THE YEAR ENDED                         FOR THE PERIOD ENDED
                                                             MAY 31, 2000                                MAY 31, 1999
                                                --------------------------------------   -----------------------------------------
                                                CLASS I       CLASS A        CLASS B 2   CLASS C 2      CLASS I 2        CLASS A 2
                                                ---------    ---------       ---------   ---------      ---------        ---------
Net asset value, beginning of period .........  $  11.32      $11.29          $12.04      $12.61         $  10.00         $ 9.09

INCOME FROM INVESTMENT OPERATIONS
  Net investment income ......................      0.13        0.09            0.01        0.01             0.11           0.07
  Net gain/(loss) on securities
   (realized and  unrealized) ................      0.99        1.01            0.17       (0.41)            1.29           2.18
                                                --------      ------          ------      ------         --------         ------
     Total from investment operations ........      1.12        1.10            0.18       (0.40)            1.40           2.25
                                                --------      ------          ------      ------         --------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income .......     (0.13)      (0.11)          (0.02)      (0.01)           (0.08)         (0.05)
  Distributions from net realized
   capital gains .............................     (0.06)      (0.06)          (0.00)      (0.00)           (0.00)         (0.00)
                                                --------      ------          ------      ------         --------         ------
     Total distributions .....................     (0.19)      (0.17)          (0.02)      (0.01)           (0.08)         (0.05)
                                                --------      ------          ------      ------         --------         ------

Net asset value, end of period ...............  $  12.25      $12.22          $12.20      $12.20         $  11.32         $11.29
                                                ========      ======          ======      ======         ========         ======
TOTAL RETURN .................................      9.92%       9.70%4          1.46%3,4   (3.17)%3,4       14.16%3        24.83%3,4
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .......  $354,637      $8,253          $  524      $  277         $253,854         $3,892
  Ratio of expenses to average net assets ....      0.34%       0.59%           1.34%1      1.34%1           0.20%1         0.36%1
  Ratio of net investment income to average
   net assets ................................      1.02%       0.77%           0.02%1      0.02%1           1.38%1         1.22%1
  Ratio of expenses to average net
   assets before fee waivers .................      0.59%       0.84%           1.49%1      1.49%1           0.55%1         0.71%1
  Ratio of net investment income/(loss) to
   average net assets before fee waivers .....      0.77%       0.52%          (0.13)%1    (0.13)%1          1.03%1         0.87%1
  Portfolio turnover rate ....................        48%         48%             48%         48%               9%             9%

1 ANNUALIZED.
2 CLASS I, CLASS A, CLASS B AND CLASS C COMMENCED OPERATIONS ON JULY 10, 1998,
  OCTOBER 15, 1998, JANUARY 4, 2000 AND JANUARY 17, 2000, RESPECTIVELY.
3 TOTAL RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
4 TOTAL RETURN EXCLUDES SALES CHARGE.

                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                        ARMADA INTERNATIONAL EQUITY FUND
================================================================================

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                   FOR THE YEAR ENDED MAY 31,
                            ---------------------------------------------------------------------       FOR THE PERIOD ENDED
                                          2000                                 1999                         MAY 31, 1998
                            ----------------------------------------  ---------------------------  -------------------------------
                            CLASS I   CLASS A    CLASS B   CLASS C 2  CLASS I   CLASS A   CLASS B  CLASS I 2  CLASS A 2  CLASS B 2
                            -------   -------    -------   ---------  -------   -------   -------  ---------  ---------  ---------
Net asset value, beginning
  of period ..............  $  10.91  $ 10.87    $ 10.83    $15.37   $  10.86    $10.82    $10.83   $  10.00   $10.00     $ 9.30
                            --------  -------    -------    ------   --------    ------    ------   --------   ------     ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net investment income/
   (loss) ................      0.01    (0.03)     (0.10)    (0.04)     (0.01)    (0.01)    (0.07)      0.08     0.04       0.05
  Net gain/(loss) on
   securities (realized and
   unrealized) ...........      4.23     4.21       4.17     (0.50)      0.11      0.10      0.08       0.79     0.79       1.48
                            --------  -------    -------    ------   --------    ------    ------   --------   ------     ------
   Total from investment
        operations .......      4.24     4.18       4.07     (0.54)      0.10      0.09      0.01       0.87     0.83       1.53
                            --------  -------    -------    ------   --------    ------    ------   --------   ------     ------
LESS DISTRIBUTIONS
  Dividends from net
   investment income .....     (0.03)   (0.01)     (0.00)    (0.00)     (0.05)    (0.04)    (0.01)     (0.01)   (0.01)     (0.00)
  Distributions from net
   realized capital gains      (0.07)   (0.07)     (0.07)    (0.00)     (0.00)    (0.00)    (0.00)     (0.00)   (0.00)     (0.00)
                            --------  -------    -------    ------   --------    ------    ------   --------   ------     ------
     Total distributions .     (0.10)   (0.08)     (0.07)    (0.00)     (0.05)    (0.04)    (0.01)     (0.01)   (0.01)     (0.00)
                            --------  -------    -------    ------   --------    ------    ------   --------   ------     ------
  Net asset value, end of
   period ................  $  15.05  $ 14.97    $ 14.83    $14.83   $  10.91    $10.87    $10.83   $  10.86   $10.82     $10.83
                            ========  =======    =======    ======   ========    ======    ======   ========   ======     ======
TOTAL RETURN                   38.90%   38.50%4    37.61%4   (3.51)%3,4  0.95%     0.84%4    0.10%4     8.76%3   8.28%3,4  16.45%3,4
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
   (in 000's) ............  $425,328  $ 3,618    $   623    $  165   $199,205    $1,127    $   42   $135,942   $  276     $    1
  Ratio of expenses to
   average net assets ....      1.43%    1.68%      2.39%     2.39%1     1.43%     1.68%     2.43%      1.09%1   1.39%1     2.08%1
  Ratio of net investment
   income/(loss) to
    average net assets ...      0.06%   (0.19)%    (0.90)%   (0.90)%1    0.12%    (0.04)%   (0.80)%     1.19%1   1.49%1     0.59%1
  Ratio of expenses to
   average net assets
   before fee waivers ....      1.49%    1.74%      2.39%     2.39%1     1.43%     1.68%     2.43%      1.24%1   1.47%1     2.14%1
  Ratio of net investment
   income/ (loss) to
   average net assets
   before fee waivers ....      0.00%   (0.25)%    (0.90)%   (0.90)%1    0.12%    (0.04)%   (0.80)%     1.04%1   1.41%1     0.53%1
  Portfolio turnover rate        124%     124%       124%      124%        78%       78%       78%        28%      28%        28%

1 ANNUALIZED.
2 CLASS I, CLASS A, CLASS B, AND CLASS C COMMENCED OPERATIONS ON AUGUST 1, 1997,
  AUGUST 1, 1997, JANUARY 6, 1998 AND JANUARY 5, 2000, RESPECTIVELY.
3 TOTAL RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
4 TOTAL RETURN EXCLUDES SALES CHARGE.


                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                          ARMADA SMALL CAP GROWTH FUND
================================================================================

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                   FOR THE YEAR ENDED MAY 31,
                             -------------------------------------------------------------------        FOR THE PERIOD ENDED
                                                2000                             1999                       MAY 31, 1998
                             -------------------------------------  ----------------------------  -------------------------------
                              CLASS I  CLASS A  CLASS B  CLASS C 2  CLASS I    CLASS A   CLASS B  CLASS I 2  CLASS A 2  CLASS B 2
                              -------  -------  -------  ---------  -------    -------   -------  ---------  ---------  ---------
Net asset value, beginning
  of period ................ $  10.14  $10.11   $10.01    $16.20    $ 11.69    $11.68    $11.66    $ 10.00    $10.00      $10.64
                             --------  ------   ------    ------    -------    ------    ------    -------    ------      ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment
   income/(loss) ...........    (0.04)5 (0.07)5  (0.17)5   (0.07)5    (0.03)5   (0.05)5   (0.10)5     0.01      0.01       (0.01)
  Net gain/(loss) on
   securities (realized and
   unrealized) .............     4.81    4.77     4.74     (1.56)     (1.41)    (1.41)    (1.44)      1.72      1.71        1.03
                             --------  ------   ------    ------    -------    ------    ------    -------    ------      ------
     Total from investment
        operations .........     4.77    4.70     4.57     (1.63)     (1.44)    (1.46)    (1.54)      1.73      1.72        1.02
                             --------  ------   ------    ------    -------    ------    ------    -------    ------      ------
LESS DISTRIBUTIONS
  Dividends from net
   investment income .......    (0.00)  (0.00)   (0.00)    (0.00)     (0.00)    (0.00)    (0.00)     (0.01)    (0.01)      (0.00)
  Distributions from net
   realized capital gains ..    (0.00)  (0.00)   (0.00)    (0.00)     (0.11)    (0.11)    (0.11)     (0.03)    (0.03)      (0.00)
                             --------  ------   ------    ------    -------    ------    ------    -------    ------      ------
     Total distributions ...    (0.00)  (0.00)   (0.00)    (0.00)     (0.11)    (0.11)    (0.11)     (0.04)    (0.04)      (0.00)
                             --------  ------   ------    ------    -------    ------    ------    -------    ------      ------
Net asset value, end of
  period ................... $  14.91  $14.81   $14.58    $14.57    $ 10.14    $10.11    $10.01    $ 11.69    $11.68      $11.66
                             ========  ======   ======    ======    =======    ======    ======    =======    ======      ======
TOTAL RETURN ...............    47.04%  46.49%4  45.65%4  (10.06)%3,4(12.36)%  (12.54)%4 (13.26)%4   17.35%3   17.18%3,4    9.59%3,4
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
   (in 000's) .............. $157,306  $2,710   $  372    $   77    $80,145    $1,089    $  139    $54,476    $  331      $    1
  Ratio of expenses to
   average net assets ......     1.23%   1.48%    2.19%     2.19%1     1.27%     1.51%     2.23%      0.98%1    1.23%1      1.92%1
  Ratio of net investment
   income/(loss) to average
   net assets ..............    (0.28)% (0.53)%  (1.24)%   (1.24)%1   (0.27)%   (0.51)%   (1.23)%     0.14%1   (0.32)%1    (0.87)%1
  Ratio of expenses to
   average net assets
   before fee waivers ......     1.29%   1.54%    2.19%     2.19%1     1.27%     1.51%     2.23%      1.09%1    1.34%1      3.06%1
  Ratio of net investment
   income/(loss) to
   average net assets before
   fee waivers .............    (0.34)% (0.59)%  (1.24)%   (1.24)%1   (0.27)%   (0.51)%   (1.23)%     0.03%1   (0.43)%1    (2.01)%1
  Portfolio turnover rate ..      155%    155%     155%      155%       159%      159%      159%        31%       31%         31%

1 ANNUALIZED.
2 CLASS I, CLASS A, CLASS B AND CLASS C COMMENCED OPERATIONS ON AUGUST 1, 1997,
  AUGUST 1, 1997, JANUARY 6, 1998 AND JANUARY 20, 2000, RESPECTIVELY.
3 TOTAL RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
4 TOTAL RETURN EXCLUDES SALES CHARGE.
5 CALCULATED BASED UPON AVERAGE SHARES OUTSTANDING.


                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                           ARMADA SMALL CAP VALUE FUND
================================================================================

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                         FOR THE YEAR ENDED MAY 31,
                                 ---------------------------------------------------------------------
                                                 2000                                  1999
                                 --------------------------------------  -----------------------------
                                 CLASS I  CLASS A    CLASS B  CLASS C 2   CLASS I    CLASS A   CLASS B
                                 -------  -------    -------  ---------  --------    -------   -------
Net asset value,
  beginning of period .........  $  13.65  $13.31    $13.19    $13.07    $  15.72    $ 15.47   $ 15.42
                                 --------  ------    ------    ------    --------    -------   -------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment
   income/(loss) ..............      0.27    0.27      0.14      0.01        0.09       0.06     (0.03)
  Net gain/(loss) on
   securities (realized
   and unrealized) ............      1.45    1.38      1.41      1.54       (0.78)     (0.85)    (0.87)
                                 --------  ------    ------    ------    --------    -------   -------
   Total from investment
        operations ............      1.72    1.65      1.55      1.55       (0.69)     (0.79)    (0.90)
                                 --------  ------    ------    ------    --------    -------   -------
LESS DISTRIBUTIONS
  Dividends from net
   investment
   income .....................     (0.22)  (0.19)    (0.12)    (0.00)      (0.05)     (0.04)    (0.00)
  Dividends in excess
   of net investment
   income .....................     (0.00)  (0.00)    (0.00)    (0.00)      (0.00)     (0.00)    (0.00)
  Distributions from
   net realized capital
   gains ......................     (0.00)  (0.00)    (0.00)    (0.00)      (1.33)     (1.33)    (1.33)
                                 --------  ------    ------    ------    --------    -------   -------
     Total distributions ......     (0.22)  (0.19)    (0.12)    (0.00)      (1.38)     (1.37)    (1.33)
                                 --------  ------    ------    ------    --------    -------   -------
Net asset value, end of
   period .....................  $  15.15  $14.77    $14.62    $14.62    $  13.65    $ 13.31   $ 13.19
                                 ========  ======    ======    ======    ========    =======   =======
TOTAL RETURN ..................     12.87%  12.59%4   11.87%4   11.86%3,4   (3.67)%    (4.38)%4  (5.13)%4
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
   period (in 000's) ..........  $354,347  $9,727    $  742    $   68    $270,382    $11,542   $   515
  Ratio of expenses to
   average net assets .........      1.21%   1.46%     2.17%     2.17%1      1.12%      1.38%     2.08%
  Ratio of net investment
   income/(loss) to
   average net assets .........      1.97%   1.72%     1.01%     1.01%1      0.70%      0.44%    (0.26)%
  Ratio of expenses to
   average net assets
   before fee waivers .........      1.27%   1.52%     2.17%     2.17%1      1.12%      1.38%     2.08%
  Ratio of net investment
   income/(loss) to
   average net assets
   before fee waivers .........      1.91%   1.66%     1.01%     1.01%1      0.70%      0.44%    (0.26)%
  Portfolio turnover rate .....       120%    120%      120%      120%         79%        79%       79%




                                                          FOR THE YEAR ENDED MAY 31,
                                 --------------------------------------------------------------------------
                                              1998                         1997                  1996
                                 --------------------------------  ------------------    ------------------
                                 CLASS I     CLASS A    CLASS B 2   CLASS I   CLASS A    CLASS I    CLASS A
                                 --------    -------    ---------  --------   -------    -------    -------
Net asset value,
  beginning of period .........  $  15.15    $ 14.95    $ 15.28    $  13.10   $ 12.94    $ 11.38     $11.26
                                 --------    -------    -------    --------   -------    -------     ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment
   income/(loss) ..............      0.06       0.01       0.00        0.09      0.08       0.08       0.06
  Net gain/(loss) on
   securities (realized
   and unrealized) ............      2.87       2.84       0.14        2.90      2.83       2.41       2.37
                                 --------    -------    -------    --------   -------    -------     ------
   Total from investment
        operations ............      2.93       2.85       0.14        2.99      2.91       2.49       2.43
                                 --------    -------    -------    --------   -------    -------     ------
LESS DISTRIBUTIONS
  Dividends from net
   investment
   income .....................     (0.07)     (0.04)     (0.00)      (0.09)    (0.05)     (0.08)     (0.06)
  Dividends in excess
   of net investment
   income .....................     (0.00)     (0.00)     (0.00)      (0.00)    (0.00)     (0.02)     (0.02)
  Distributions from
   net realized capital
   gains ......................     (2.29)     (2.29)     (0.00)      (0.85)    (0.85)     (0.67)     (0.67)
                                 --------    -------    -------    --------   -------    -------     ------
     Total distributions ......     (2.36)     (2.33)     (0.00)      (0.94)    (0.90)     (0.77)     (0.75)
                                 --------    -------    -------    --------   -------    -------     ------
Net asset value, end of
   period .....................  $  15.72    $ 15.47    $ 15.42    $  15.15   $ 14.95    $ 13.10     $12.94
                                 ========    =======    =======    ========   =======    =======     ======
TOTAL RETURN ..................     19.82%     19.51%4    19.12%1,4   23.61%    23.26%4    22.64%     22.28%4
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
   period (in 000's) ..........  $284,295    $10,634    $    61    $199,311   $ 4,929    $99,294     $4,702
  Ratio of expenses to
   average net assets .........      0.98%      1.23%      1.92%1      0.97%     1.22%      1.05%      1.30%
  Ratio of net investment
   income/(loss) to
   average net assets .........      0.43%      0.19%     (0.48)%1     0.83%     0.57%      0.83%      0.58%
  Ratio of expenses to
   average net assets
   before fee waivers .........      0.98%      1.23%      1.92%1      0.97%     1.22%      1.06%      1.32%
  Ratio of net investment
   income/(loss) to
   average net assets
   before fee waivers .........      0.43%      0.19%     (0.48)%1     0.83%     0.51%      0.82%      0.56%
  Portfolio turnover rate .....        89%        89%        89%         64%       64%       106%       106%


1 ANNUALIZED.
2 CLASS B AND CLASS C COMMENCED OPERATIONS ON JANUARY 6, 1998 AND JANUARY 27, 2000, RESPECTIVELY.
3 TOTAL RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
4 TOTAL RETURN EXCLUDES SALES CHARGE.


                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                         ARMADA TAX MANAGED EQUITY FUND
================================================================================

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                   FOR THE YEAR ENDED MAY 31,
                            ------------------------------------------------------------------------
                                            2000                                    1999
                            -------------------------------------------  ----------------------------
                            CLASS I     CLASS A     CLASS B   CLASS C 2  CLASS I    CLASS A   CLASS B
                            -------     -------     -------   ---------  -------    -------   -------
Net asset value, beginning
  of period ............... $  12.13    $  12.16    $ 12.12    $14.01    $   9.93    $ 9.93    $ 9.93
                            --------    --------    -------    ------    --------    ------    ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income/
     (loss) ...............     0.03        0.00      (0.07)    (0.03)       0.05      0.04     (0.02)
  Net gain/(loss) on
   securities (realized and
   unrealized) ............     2.16        2.18       2.12      0.18        2.21      2.24      2.23
                            --------    --------    -------    ------    --------    ------    ------
     Total from investment
       operations .........     2.19        2.18       2.05      0.15        2.26      2.28      2.21
                            --------    --------    -------    ------    --------    ------    ------
LESS DISTRIBUTIONS
  Dividends from net
   investment income ......    (0.02)      (0.00)     (0.00)    (0.00)      (0.05)    (0.04)    (0.01)
  Distributions from net
   realized capital gains      (0.01)      (0.01)     (0.01)    (0.00)      (0.01)    (0.01)    (0.01)
                            --------    --------    -------    ------    --------    ------    ------
     Total distributions ..    (0.03)      (0.01)     (0.01)    (0.00)      (0.06)    (0.05)    (0.02)
                            --------    --------    -------    ------    --------    ------    ------
Net asset value, end of
    period ................ $  14.29    $  14.33    $ 14.16    $14.16    $  12.13    $12.16    $12.12
                            ========    ========    =======    ======    ========    ======    ======
TOTAL RETURN ..............    18.06%      18.01%4    16.95%4    1.07%3,4   22.82%    23.03%4   22.31%4
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
   (in 000's) ............. $257,548    $ 17,372    $11,135    $  453    $241,501    $7,353    $5,377
  Ratio of expenses to
   average net assets .....     0.95%       1.20%      1.91%     1.91%1      0.83%     1.09%     1.79%
  Ratio of net investment
   income/ (loss) to
   average net assets .....     0.19%      (0.06)%    (0.77)%   (0.77)%1     0.37%     0.11%    (0.59)%
  Ratio of expenses to
   average net assets
   before fee waivers .....     1.01%       1.26%      1.91%     1.91%1      1.01%     1.27%     1.97%
  Ratio of net investment
   income/ (loss) to
   average net assets
   before fee waivers .....     0.13%      (0.12)%    (0.77)%   (0.77)%1     0.19%    (0.07)%   (0.77)%
  Portfolio turnover rate .        3%          3%        3%        3%           5%        5%        5%



                                  FOR THE PERIOD ENDED
                                       MAY 31, 1998
                            ------------------------------------
                            CLASS I 2    CLASS A 2     CLASS B 2
                            ---------   ----------    ----------
Net asset value, beginning
  of period ............... $  10.00     $ 10.10       $ 10.21
                            --------     -------       -------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income/
     (loss) ...............    (0.00)      (0.00)        (0.00)
  Net gain/(loss) on
   securities (realized and
   unrealized) ............    (0.07)      (0.17)        (0.28)
                            --------     -------       -------
     Total from investment
       operations .........    (0.07)      (0.17)        (0.28)
                            --------     -------       -------
LESS DISTRIBUTIONS
  Dividends from net
   investment income ......    (0.00)      (0.00)        (0.00)
  Distributions from net
   realized capital gains      (0.00)      (0.00)        (0.00)
                            --------     -------       -------
     Total distributions ..    (0.00)      (0.00)        (0.00)
                            --------     -------       -------
Net asset value, end of
    period ................ $   9.93     $  9.93       $  9.93
                            ========     =======       =======
TOTAL RETURN ..............    (4.81)%1   (23.63)%1,4   (32.24)%1,4
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
   (in 000's) ............. $158,867     $    10       $    85
  Ratio of expenses to
   average net assets .....     0.29%1      0.54%1        1.23%1
  Ratio of net investment
   income/ (loss) to
   average net assets .....     0.91%1      0.63%1        0.43%1
  Ratio of expenses to
   average net assets
   before fee waivers .....     1.02%1      1.24%1        1.98%1
  Ratio of net investment
   income/ (loss) to
   average net assets
   before fee waivers .....     0.18%1     (0.07)%1       1.18%1
  Portfolio turnover rate .        0%          0%            0%

1 ANNUALIZED.
2 CLASS I, CLASS A, CLASS B AND CLASS C COMMENCED OPERATIONS ON APRIL 9, 1998,
  MAY 11, 1998, MAY 4, 1998 AND JANUARY 10, 2000, RESPECTIVELY.
3 TOTAL RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
4 TOTAL RETURN EXCLUDES SALES CHARGE.


                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                         ARMADA BALANCED ALLOCATION FUND
================================================================================

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                        FOR THE YEAR ENDED                         FOR THE PERIOD ENDED
                                                           MAY 31, 2000                                MAY 31, 1999
                                          ----------------------------------------------    ------------------------------------
                                          CLASS I       CLASS A      CLASS B    CLASS C 2   CLASS I 2     CLASS A 2    CLASS B 2
                                          -------       -------      -------    --------    ---------     ---------    ---------
Net asset value, beginning of period ...  $ 10.31       $10.31        $10.33     $11.88       $ 10.00       $ 9.74      $ 9.82
                                          -------       ------        ------     ------       -------       ------      ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ...............     0.26         0.23          0.15       0.02          0.18         0.14        0.10
   Net gain on securities (realized and
     unrealized) .......................     1.35         1.35          1.36      (0.20)         0.28         0.57        0.51
                                          -------       ------        ------     ------       -------       ------      ------
     Total from investment
      operations .......................     1.61         1.58          1.51      (0.18)         0.46         0.71        0.61
                                          -------       ------        ------     ------       -------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment
     income ............................    (0.24)       (0.21)        (0.14)     (0.00)        (0.15)       (0.14)      (0.10)
                                          -------       ------        ------     ------       -------       ------      ------
     Total distributions ...............    (0.24)       (0.21)        (0.14)     (0.00)        (0.15)       (0.14)      (0.10)
                                          -------       ------        ------     ------       -------       ------      ------
Net asset value, end of period .........  $ 11.68       $11.68        $11.70     $11.70       $ 10.31       $10.31      $10.33
                                          =======       ======        ======     ======       =======       ======      ======
TOTAL RETURN ...........................    15.72%       15.48%4       14.79%4    (1.52)%3,4     4.57%3       7.26%3,4    6.07%3,4
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)   $69,517       $3,965        $  691     $    3       $85,027       $1,466      $  385
   Ratio of expenses to average net
     assets ............................     1.01%        1.26%         1.97%      1.97%1        1.06%1       1.31%1      2.02%1
   Ratio of net investment income to
     average net assets ................     2.20%        1.95%         1.24%      1.24%1        2.25%1       2.50%1      1.29%1
   Ratio of expenses to average net
      assets  before fee waivers .......     1.07%        1.32%         1.97%      1.97%1        1.06%1       1.31%1      2.02%1
   Ratio of net investment income to
     average net assets before fee
     waivers ...........................     2.14%        1.89%         1.24%      1.24%1        2.25%1       2.50%1      1.29%1
   Portfolio turnover rate .............      182%         182%          182%       182%          116%         116%        116%

1 ANNUALIZED.
2 CLASS I, CLASS A, CLASS B AND CLASS C COMMENCED OPERATIONS ON JULY 10, 1998,
  JULY 31, 1998, NOVEMBER 11, 1998 AND APRIL 20, 2000, RESPECTIVELY.
3 TOTAL RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
4 TOTAL RETURN EXCLUDES SALES CHARGE.


                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                                ARMADA BOND FUND
================================================================================


FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                    FOR THE YEAR ENDED MAY 31,
                                           ----------------------------------------------------------------------
                                                            2000                                 1999
                                           ---------------------------------------  -----------------------------
                                            CLASS I  CLASS A  CLASS B    CLASS C 2  CLASS I     CLASS A   CLASS B
                                           --------  -------  -------    ---------  -------     -------   -------
Net asset value, beginning
  of period .............................  $   9.96   $ 9.98   $ 9.97     $ 9.52    $  10.27    $ 10.27    $10.26
                                           --------   ------   ------     ------    --------    -------    ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ................      0.61     0.59     0.52       0.19        0.56       0.54      0.47
   Net gain/(loss) on securities
     (realized and unrealized) ..........     (0.59)   (0.58)   (0.59)     (0.14)      (0.17)     (0.15)    (0.15)
                                           --------   ------   ------     ------    --------    -------    ------
      Total from investment
        operations ......................      0.02     0.01    (0.07)      0.05        0.39       0.39      0.32
                                           --------   ------   ------     ------    --------    -------    ------
LESS DISTRIBUTIONS
   Dividends from net investment
     income .............................     (0.61)   (0.59)   (0.52)     (0.19)      (0.56)     (0.54)    (0.47)
   Distributions from net realized
     capital gains ......................     (0.00)   (0.00)   (0.00)     (0.00)      (0.14)     (0.14)    (0.14)
   Distributions in excess of net
     realized capital gains .............     (0.00)   (0.00)   (0.00)     (0.00)      (0.00)     (0.00)    (0.00)
                                           --------   ------   ------     ------    --------    -------    ------
      Total distributions ...............     (0.61)   (0.59)   (0.52)     (0.19)      (0.70)     (0.68)    (0.61)
                                           --------   ------   ------     ------    --------    -------    ------
Net asset value, end of period ..........  $   9.37   $ 9.40   $ 9.38     $ 9.38    $   9.96    $  9.98    $ 9.97
                                           ========   ======   ======     ======    ========    =======    ======

TOTAL RETURN ............................      0.24%    0.11%4  (0.71)%4    0.52%3,4    3.82%      3.77%4    3.06%4
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
    (in 000's) ..........................  $618,172   $3,787   $  558     $   40    $758,713    $ 2,804    $  725
  Ratio of expenses to average
    net assets ..........................      0.73%    0.98%    1.69%      1.69%1      0.70%      0.96%     1.66%
  Ratio of net investment income to
    average net assets ..................      6.32%    6.07%    5.36%      5.36%1      5.44%      5.18%     4.48%
  Ratio of expenses to average net
    assets before fee waivers ...........      0.79%    1.04%    1.69%      1.69%1      0.70%      0.96%     1.66%
  Ratio of net investment income to
    average net assets before fee
    waivers .............................      6.26%    6.01%    5.36%      5.36%1      5.44%      5.18%     4.48%
  Portfolio turnover rate ...............       162%     162%     162%       162%        270%       270%      270%





                                                       FOR THE YEAR ENDED MAY 31,                   FOR THE   FOR THE
                                           -----------------------------------------------------     PERIOD     YEAR
                                                       1998                        1997               ENDED     ENDED
                                           ------------------------------  ---------------------     MAY 31,  APRIL 30,
                                           CLASS I    CLASS A   CLASS B 2  CLASS I 5   CLASS A 2     1996 5    1996 5
                                           -------    -------   ---------  ---------   ---------    -------   -------
Net asset value, beginning
  of period .............................  $  10.02   $ 10.02    $10.35     $  9.97     $  9.97     $ 10.04    $ 10.02
                                           --------   -------    ------     -------     -------     -------    -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ................      0.59      0.56      0.47        0.59        0.41        0.05       0.64
   Net gain/(loss) on securities
     (realized and unrealized) ..........      0.25      0.25     (0.09)       0.13        0.13       (0.07)      0.07
                                           --------   -------    ------     -------     -------     -------    -------
      Total from investment
        operations ......................      0.84      0.81      0.38        0.72        0.54       (0.02)      0.71
                                           --------   -------    ------     -------     -------     -------    -------
LESS DISTRIBUTIONS
   Dividends from net investment
     income .............................     (0.59)    (0.56)    (0.47)      (0.59)      (0.41)      (0.05)     (0.64)
   Distributions from net realized
     capital gains ......................     (0.00)    (0.00)    (0.00)      (0.00)      (0.00)      (0.00)     (0.05)
   Distributions in excess of net
     realized capital gains .............     (0.00)    (0.00)    (0.00)      (0.08)      (0.08)      (0.00)     (0.00)
                                           --------   -------    ------     -------     -------     -------    -------
      Total distributions ...............     (0.59)    (0.56)    (0.47)      (0.67)      (0.49)      (0.05)     (0.69)
                                           --------   -------    ------     -------     -------     -------    -------
Net asset value, end of period ..........  $  10.27   $ 10.27    $10.26     $ 10.02     $ 10.02     $  9.97    $ 10.04
                                           ========   =======    ======     =======     =======     =======    =======

TOTAL RETURN ............................      8.55%     8.29%4    8.36%3,4    7.41%       7.22%3,4   (0.19)%3,4  7.09%4
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
    (in 000's) ..........................  $132,620   $   161    $    1     $91,161     $    23     $88,829    $89,901
  Ratio of expenses to average
    net assets ..........................      0.80%     1.05%     1.74%1      0.83%       1.07%1      0.85%1     0.85%
  Ratio of net investment income to
    average net assets ..................      5.72%     5.52%     2.71%1      5.83%       5.64%1      5.88%1     6.20%
  Ratio of expenses to average net
    assets before fee waivers ...........      0.80%     1.05%     1.74%1      0.96%       1.07%1      1.25%1     1.25%
  Ratio of net investment income to
    average net assets before fee
    waivers .............................      5.72%     5.52%     2.71%1      5.71%       5.64%1      5.48%1     5.80%
  Portfolio turnover rate ...............       220%      220%      220%         96%         96%          2%        94%


1 ANNUALIZED.
2 CLASS A, CLASS B AND CLASS C COMMENCED OPERATIONS ON SEPTEMBER 11, 1996,
  JANUARY 6, 1998 AND JANUARY 27, 2000, RESPECTIVELY.
3 TOTAL RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
4 TOTAL RETURN EXCLUDES SALES CHARGE.
5 ACTIVITY FOR THE PERIOD PRESENTED INCLUDES THAT OF A PREDECESSOR FUND THROUGH
  SEPTEMBER 6, 1996. DURING 1996, THE PREDECESSOR FUND CHANGED FISCAL YEAR END FROM APRIL 30 TO MAY 31.

                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                           ARMADA ENHANCED INCOME FUND
================================================================================


FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                           FOR THE YEAR ENDED MAY 31,
                                 ----------------------------------------------------------------------------
                                                   2000                        1999                1998
                                 --------------------------------------  ----------------   -----------------
                                 CLASS I  CLASS A  CLASS B 2  CLASS C 2  CLASS I  CLASS A   CLASS I   CLASS A
                                 -------  -------  ---------  ---------  -------  -------   -------   -------
Net asset value, beginning
   of period ..................  $  9.96   $ 9.99    $9.90     $ 9.85    $ 10.06  $ 10.08   $  9.99   $ 10.00
                                 -------   ------    -----     ------    -------  -------   -------   -------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income ......     0.57     0.56     0.39       0.18       0.56     0.56      0.57      0.57
   Net gain/(loss) on securities
     (realized and unrealized)     (0.26)   (0.24)   (0.17)     (0.12)     (0.05)   (0.05)     0.08      0.09
                                 -------   ------    -----     ------    -------  -------   -------   -------
       Total from investment
          operations ..........     0.31     0.32     0.22       0.06       0.51     0.51      0.65      0.66
                                 -------   ------    -----     ------    -------  -------   -------   -------
LESS DISTRIBUTIONS
   Dividends from net
     investment income ........    (0.57)   (0.57)   (0.39)     (0.18)     (0.56)   (0.55)    (0.57)    (0.57)
   Dividends in excess of net
     investment income ........    (0.00)   (0.00)   (0.00)     (0.00)     (0.00)   (0.00)    (0.00)    (0.00)
   Distributions of net realized
     capital gains ............    (0.00)   (0.00)   (0.00)     (0.00)     (0.05)   (0.05)    (0.01)    (0.01)
                                 -------   ------    -----     ------    -------  -------   -------   -------
     Total distributions ......    (0.57)   (0.57)   (0.39)     (0.18)     (0.61)   (0.60)    (0.58)    (0.58)
                                 -------   ------    -----     ------    -------  -------   -------   -------
Net asset value, end
   of period ..................  $  9.70   $ 9.74    $9.73     $ 9.73    $  9.96  $  9.99   $ 10.06   $ 10.08
                                 =======   ======    =====     ======    =======  =======   =======   =======
TOTAL RETURN ..................     3.22%    3.47%4   2.22%3,4   0.56%3,4   5.14%    4.94%4    6.68%     6.68%4
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
     (in 000's) ...............  $93,652   $  873    $ 180     $   18    $72,291  $   550   $71,888   $   559
   Ratio of expenses to average
     net assets ...............     0.54%    0.64%    1.54%1     1.54%1     0.43%    0.53%     0.33%     0.41%
   Ratio of net investment income
     to average net assets ....     5.84%    5.74%    4.84%1     4.84%1     5.49%    5.39%     5.69%     5.65%
   Ratio of expenses to average
     net assets before fee waivers  0.74%    0.84%    1.64%1     1.64%1     0.65%    0.75%     0.69%     0.80%
   Ratio of net investment
     income to average net assets
     before fee waivers .......     5.64%    5.54%1   4.74%1     4.74%1     5.27%    5.17%     5.33%     5.26%
   Portfolio turnover rate ....       90%      90%      90%        90%       190%     190%      135%      135%



                                        FOR THE YEAR ENDED MAY 31,
                                  --------------------------------------
                                         1997                 1996
                                  ------------------   -----------------
                                  CLASS I    CLASS A   CLASS I   CLASS A
                                  -------    -------   -------   -------
Net asset value, beginning
   of period ..................   $ 10.01    $ 10.02   $ 10.16    $10.18
                                  -------    -------   -------    ------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income ......      0.58       0.57      0.58      0.56
   Net gain/(loss) on securities
     (realized and unrealized)       0.01       0.01     (0.05)    (0.05)
                                  -------    -------   -------    ------
       Total from investment
          operations ..........      0.59       0.58      0.53      0.51
                                  -------    -------   -------    ------
LESS DISTRIBUTIONS
   Dividends from net
     investment income ........     (0.58)     (0.57)    (0.58)    (0.56)
   Dividends in excess of net
     investment income ........     (0.00)     (0.00)    (0.10)    (0.11)
   Distributions of net realized
     capital gains ............     (0.03)     (0.03)    (0.00)    (0.00)
                                  -------    -------   -------    ------
     Total distributions ......     (0.61)     (0.60)    (0.68)    (0.67)
                                  -------    -------   -------    ------
Net asset value, end
   of period ..................   $  9.99    $ 10.00   $ 10.01    $10.02
                                  =======    =======   =======    ======
TOTAL RETURN ..................      6.02%      5.91%4    5.36%     5.13%4
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
     (in 000's) ...............   $61,031    $ 2,051   $66,918    $1,718
   Ratio of expenses to average
     net assets ...............      0.21%      0.31%     0.23%     0.33%
   Ratio of net investment income
     to average net assets ....      5.74%      5.63%     5.72%     5.55%
   Ratio of expenses to average
     net assets before fee waivers   0.66%      0.75%     0.70%     0.80%
   Ratio of net investment
     income to average net assets
     before fee waivers .......      5.29%      5.18%     5.25%     5.08%
   Portfolio turnover rate ....       225%       225%       98%       98%



1 ANNUALIZED.
2 CLASS B AND CLASS C COMMENCED OPERATIONS ON AUGUST 11, 1999 AND JANUARY 27, 2000, RESPECTIVELY.
3 TOTAL RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
4 TOTAL RETURN EXCLUDES SALES CHARGE.


                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                                ARMADA GNMA FUND
================================================================================


FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                     FOR THE YEAR ENDED MAY 31,
                                ---------------------------------------------------------------------------------------------------
                                                 2000                               1999               1998               1997
                                --------------------------------------   -----------------  -----------------  --------------------
                                CLASS I  CLASS A  CLASS B 2  CLASS C 2   CLASS I   CLASS A  CLASS I   CLASS A  CLASS I 5  CLASS A 2
                                -------  -------  ---------  ---------   -------   -------  -------   -------  ---------  ---------
Net asset value, beginning
   of period .................  $  10.10  $10.10  $  9.76    $  9.72    $ 10.36   $10.36   $ 10.15   $10.15    $ 10.03    $10.02
                                --------  ------  -------    -------    -------   ------   -------   ------    -------    ------
INCOME FROM INVESTMENT
  OPERATIONS
   Net investment income .....      0.59    0.57     0.40       0.18       0.61     0.59      0.61     0.58       0.65      0.45
   Net gain/(loss) on
     securities (realized
     and unrealized) .........     (0.36)  (0.35)   (0.01)      0.03      (0.20)   (0.20)     0.31     0.31       0.22      0.23
                                --------  ------  -------    -------    -------   ------   -------   ------    -------    ------
     Total from investment
       operations ............      0.23    0.22     0.39       0.21       0.41     0.39      0.92     0.89       0.87      0.68
                                --------  ------  -------    -------    -------   ------   -------   ------    -------    ------
LESS DISTRIBUTIONS
   Dividends from net investment
     income ..................     (0.59)  (0.57)   (0.40)     (0.18)     (0.60)   (0.58)    (0.61)   (0.58)     (0.65)    (0.45)
   Dividends from net realized
     capital gains ...........     (0.00)  (0.00)   (0.00)     (0.00)     (0.07)   (0.07)    (0.10)   (0.10)     (0.01)    (0.01)
   Distributions in excess
     of net realized
     capital gains ...........     (0.00)  (0.00)   (0.00)     (0.00)     (0.00)   (0.00)    (0.00)   (0.00)     (0.09)    (0.09)
                                --------  ------  -------    -------    -------   ------   -------   ------    -------    ------
     Total distributions .....     (0.59)  (0.57)   (0.40)     (0.18)     (0.67)   (0.65)    (0.71)   (0.68)     (0.75)    (0.55)
                                --------  ------  -------    -------    -------   ------   -------   ------    -------    ------
Net asset value, end of period  $   9.74  $ 9.75  $  9.75    $  9.75    $ 10.10   $10.10   $ 10.36   $10.36    $ 10.15    $10.15
                                ========  ======  =======    =======    =======   ======   =======   ======    =======    ======
TOTAL RETURN                        2.48%   2.33%4   4.07%3,4   2.16%3,4   4.02%    3.77%4    9.17%    8.90%4     9.03%     8.83%1,4
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
     (in 000's) ..............  $119,653  $1,231  $   161    $    84    $96,808   $1,497   $83,624   $  549    $64,501    $  128
   Ratio of expenses to average
     net assets ..............      0.80%   1.05%    1.76%1     1.76%1     0.78%    1.03%     0.84%    1.09%      0.86%     1.12%1
   Ratio of net investment
     income to average
     net assets ..............      6.04%   5.79%    5.08%1     5.08%1     5.92%    5.67%     5.83%    5.54%      6.45%     6.17%1
   Ratio of expenses to
     average net assets
     before fee waivers ......      0.86%   1.11%    1.76%1     1.76%1     0.78%    1.03%     0.84%    1.09%      1.01%     1.12%1
   Ratio of net investment
     income to average net
     assets before fee waivers      5.98%   5.73%    5.08%1     5.08%1     5.92%    5.67%     5.83%    5.54%      6.30%     6.17%1
   Portfolio turnover rate ...        79%     79%      79%        79%        85%      85%      291%     291%        57%       57%



                                 FOR THE     FOR THE
                                 PERIOD       YEAR
                                  ENDED       ENDED
                                 MAY 31,    APRIL 30,
                                 1996 5      1996 5
                                 -------     -------
Net asset value, beginning
   of period .................   $ 10.12     $ 10.16
                                 -------     -------
INCOME FROM INVESTMENT
  OPERATIONS
   Net investment income .....      0.05        0.66
   Net gain/(loss) on
     securities (realized
     and unrealized) .........     (0.09)       0.14
                                 -------     -------
     Total from investment
       operations ............     (0.04)       0.80
                                 -------     -------
LESS DISTRIBUTIONS
   Dividends from net investment
     income ..................     (0.05)      (0.66)
   Dividends from net realized
     capital gains ...........     (0.00)      (0.18)
   Distributions in excess
     of net realized
     capital gains ...........     (0.00)      (0.00)
                                 -------     -------
     Total distributions .....     (0.05)      (0.84)
                                 -------     -------
Net asset value, end of period   $ 10.03     $ 10.12
                                 =======     =======
TOTAL RETURN                       (0.35)%3,4   7.97%4
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
     (in 000's) ..............   $60,532     $62,161
   Ratio of expenses to average
     net assets ..............      0.85%1      0.85%
   Ratio of net investment
     income to average
     net assets ..............      6.33%1      6.30%
   Ratio of expenses to
     average net assets
     before fee waivers ......      1.28%1      1.29%
   Ratio of net investment
     income to average net
     assets before fee waivers      5.90%1      5.86%
   Portfolio turnover rate ...         1%        149%


1 ANNUALIZED.
2 CLASS A, CLASS B AND CLASS C COMMENCED OPERATIONS ON SEPTEMBER 11, 1996,
  AUGUST 11, 1999 AND JANUARY 27, 2000, RESPECTIVELY.
3 TOTAL RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. 4 TOTAL RETURN EXCLUDES SALES CHARGE.
5 ACTIVITY FOR THE PERIOD PRESENTED INCLUDES THAT OF THE PREDECESSOR FUND
  THROUGH SEPTEMBER 6, 1996. DURING 1996, THE PREDECESSOR FUND CHANGED ITS FISCAL YEAR-END FROM APRIL 30 TO MAY 31.


                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                          ARMADA INTERMEDIATE BOND FUND
================================================================================


FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                        FOR THE YEAR ENDED MAY 31,
                             ------------------------------------------------------------------------------
                                                2000                                      1999
                             --------------------------------------------   -------------------------------
                              CLASS I    CLASS A     CLASS B    CLASS C 2   CLASS I     CLASS A    CLASS  B
                              -------    -------     -------    ---------   -------     -------    --------
Net asset value, beginning
   of period ..............  $  10.39    $ 10.41     $  10.41    $  9.91    $  10.59    $ 10.63    $ 10.63
                             --------    -------     --------    -------    --------    -------    -------
INCOME FROM INVESTMENT
  OPERATIONS
   Net investment income ..      0.64       0.61         0.54      (0.00)       0.56       0.54       0.45
   Net gain/ (loss) on
     securities (realized
     and unrealized) ......     (0.48)     (0.48)       (0.47)     (0.02)      (0.14)     (0.16)     (0.15)
                             --------    -------     --------    -------    --------    -------    -------
     Total from investment
        operations ........      0.16       0.13         0.07      (0.16)       0.42       0.38       0.30
                             --------    -------     --------    -------    --------    -------    -------
LESS DISTRIBUTIONS
   Dividends from net
     investment income ....     (0.64)     (0.61)       (0.54)     (0.00)      (0.56)     (0.54)     (0.46)
   Distributions from net
     realized capital gains     (0.01)     (0.01)       (0.01)     (0.00)      (0.06)     (0.06)     (0.06)
   Distributions in excess
     of  net realized
     capital gains ........     (0.00)     (0.00)       (0.00)     (0.00)      (0.00)     (0.00)     (0.00)
                             --------    -------     --------    -------    --------    -------    -------
     Total distributions ..     (0.65)     (0.62)       (0.55)     (0.00)      (0.62)     (0.60)     (0.52)
                             --------    -------     --------    -------    --------    -------    -------
Net asset value, end
   of period ..............  $   9.90    $  9.92     $   9.93    $  9.93    $  10.39    $ 10.41    $ 10.41
                             ========    =======     ========    =======    ========    =======    =======
TOTAL RETURN ..............      1.50%      1.25%4       0.64%4     0.22%3,4    3.98%      3.54%4     2.83%4
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of
     period (in 000's) ....  $294,998    $ 3,874     $    733    $   191    $313,368    $ 5,129    $   709
   Ratio of expenses
     to average
     net assets ...........      0.58%      0.83%        1.54%      1.54%1      0.61%      0.86%      1.57%
   Ratio of net investment
     income to average
     net assets ...........      6.22%      5.97%        5.26%      5.26%1      5.21%      4.96%      4.25%
   Ratio of expenses
     to average net
     assets before
     fee waivers ..........      0.79%      1.04%        1.69%      1.69%1      0.75%      1.00%      1.71%
   Ratio of net investment
     income to average
     net assets before
     fee waivers ..........      6.01%      5.76%        5.11%      5.11%1      5.07%      4.82%      4.11%
   Portfolio turnover rate        201%       201%         201%       201%        256%       256%       256%



                                FOR THE YEAR ENDED MAY 31,
                             -------------------------------
                                          1998                             1997                      1996
                             -------------------------------      ---------------------      -------------------
                             CLASS I    CLASS A    CLASS B 2      CLASS I       CLASS A      CLASS I     CLASS A
                             -------    -------    ---------      -------       -------      -------     -------
Net asset value, beginning
   of period ..............  $  10.37   $  10.42    $  10.70      $  10.30      $ 10.35      $  10.54    $ 10.60
                             --------   --------    --------      --------      -------      --------    -------
INCOME FROM INVESTMENT
  OPERATIONS
   Net investment income ..      0.60       0.58        0.20          0.60         0.57          0.61       0.59
   Net gain/ (loss) on
     securities (realized
     and unrealized) ......      0.22       0.21       (0.07)         0.07         0.07         (0.22)     (0.23)
                             --------   --------    --------      --------      -------      --------    -------
     Total from investment
        operations ........      0.82       0.79        0.13          0.67         0.64          0.39       0.36
                             --------   --------    --------      --------      -------      --------    -------
LESS DISTRIBUTIONS
   Dividends from net
     investment income ....     (0.60)     (0.58)      (0.20)        (0.60)       (0.57)        (0.61)     (0.59)
   Distributions from net
     realized capital gains     (0.00)     (0.00)      (0.00)        (0.00)       (0.00)        (0.00)     (0.00)
   Distributions in excess
     of  net realized
     capital gains ........     (0.00)     (0.00)      (0.00)        (0.00)       (0.00)        (0.02)     (0.02)
                             --------   --------    --------      --------      -------      --------    -------
     Total distributions ..     (0.60)     (0.58)      (0.20)        (0.60)       (0.57)        (0.63)     (0.61)
                             --------   --------    --------      --------      -------      --------    -------
Net asset value, end
   of period ..............  $  10.59   $  10.63    $  10.63      $  10.37      $ 10.42      $  10.30    $ 10.35
                             ========   ========    ========      ========      =======      ========    =======
TOTAL RETURN ..............      8.09%      7.71%4      7.39%1,4      6.63%       6.36%4         3.79%      3.44%4
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of
     period (in 000's) ....  $166,710   $  3,288    $      2      $121,271      $ 3,720      $111,240    $ 6,216
   Ratio of expenses
     to average
     net assets ...........      0.65%      0.91%       1.60%1        0.70%        0.96%         0.80%      1.04%
   Ratio of net investment
     income to average
     net assets ...........      5.71%      5.48%       3.38%1        5.76%        5.52%         5.78%      5.50%
   Ratio of expenses
     to average net
     assets before
     fee waivers ..........      0.80%      1.06%       1.49%1        0.79%        1.05%         0.82%      1.06%
   Ratio of net investment
     income to average
     net assets before
     fee waivers ..........      5.56%      5.33%       3.49%1        5.66%        5.44%         5.76%      5.48%
   Portfolio turnover rate        160%       160%        160%          217%         217%           45%        45%




1 ANNUALIZED.
2 CLASS B AND CLASS C COMMENCED OPERATIONS ON JANUARY 6, 1998 AND MAY 30, 2000, RESPECTIVELY.
3 TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
4 TOTAL RETURN EXCLUDES SALES CHARGE.


                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                       ARMADA TOTAL RETURN ADVANTAGE FUND
================================================================================

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                             FOR THE YEAR ENDED MAY 31,
                                 -----------------------------------------------------------------------------
                                               2000                         1999                  1998
                                 ---------------------------------   ------------------   --------------------
                                 CLASS I      CLASS A     CLASS B2   CLASS I    CLASS A   CLASS I      CLASS A
                                 -------      -------     --------   -------    -------   -------      -------
Net asset value, beginning
   of period ..................  $   9.99     $   9.98    $  9.73    $  10.25   $ 10.25   $   9.89     $ 9.89
                                 --------     --------    -------    --------   -------   --------     ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ......      0.60         0.57       0.39        0.58      0.56       0.64       0.61
   Net gain/ (loss) on securities
     (realized and unrealized)      (0.45)       (0.44)     (0.19)      (0.22)    (0.23)      0.36       0.36
                                 --------     --------    -------    --------   -------   --------     ------
     Total from investment
       operations .............      0.15         0.13       0.20        0.36      0.33       1.00       0.97
                                 --------     --------    -------    --------   -------   --------     ------
LESS DISTRIBUTIONS
   Dividends from net investment
     income ...................     (0.60)       (0.57)     (0.37)      (0.58)    (0.56)     (0.64)     (0.61)
   Dividends in excess of net
     investment income ........     (0.00)       (0.01)     (0.00)      (0.00)    (0.00)     (0.00)     (0.00)
   Distributions from net realized
     capital gains ............     (0.06)       (0.06)     (0.06)      (0.04)    (0.04)     (0.00)     (0.00)
   Distributions in excess of net
     realized capital gains ...     (0.00)       (0.00)     (0.00)      (0.00)    (0.00)     (0.00)     (0.00)
                                 --------     --------    -------    --------   -------   --------     ------
     Total distributions ......     (0.66)       (0.64)     (0.43)      (0.62)    (0.60)     (0.64)     (0.61)
                                 --------     --------    -------    --------   -------   --------     ------
Net asset value, end of period   $   9.48     $   9.47    $  9.50    $   9.99   $  9.98   $  10.25     $10.25
                                 ========     ========    =======    ========   =======   ========     ======
TOTAL RETURN ..................      1.78%        1.41%4     2.17%3,4    3.54%     3.18%4    10.35%     10.08%4
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of
     period (in 000's) ........  $331,026     $  5,035    $     1    $328,417   $ 4,686   $296,075     $  640
   Ratio of expenses to average
     net assets0.48% ..........      0.73%        1.47%1     0.45%       0.69%     0.31%      0.54%      0.16%
   Ratio of net investment
     income to average
     net assets ...............      6.17%        5.92%      5.18%1      5.72%     5.48%      6.29%      6.14%
   Ratio of expenses to
     average net assets
     before fee waivers .......      0.77%        1.02%      1.67%1      0.65%     0.89%      0.72%      0.97%
   Ratio of net investment income
     to average net assets
     before fee waivers .......      5.88%        5.63%      4.98%1      5.52%     5.28%      5.88%      5.71%
   Portfolio turnover rate ....       121%         121%       121%        142%      142%       170%       170%


                                          FOR THE YEAR ENDED MAY 31,
                                 --------------------------------------------
                                        1997                     1996
                                 -------------------     --------------------
                                 CLASS I     CLASS A     CLASS I      CLASS A
                                 -------     -------     -------      -------
Net asset value, beginning
   of period ..................  $   9.88    $  9.87     $  10.55     $ 10.54
                                 --------    -------     --------     -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ......      0.67       0.64         0.70 5      0.62 5
   Net gain/ (loss) on securities
     (realized and unrealized)       0.15       0.16        (0.24)      (0.22)
                                 --------    -------     --------     -------
     Total from investment
       operations .............      0.82       0.80         0.46        0.40
                                 --------    -------     --------     -------
LESS DISTRIBUTIONS
   Dividends from net investment
     income ...................     (0.67)     (0.64)       (0.70)      (0.62)
   Dividends in excess of net
     investment income ........     (0.00)     (0.00)       (0.12)      (0.14)
   Distributions from net realized
     capital gains ............     (0.00)     (0.00)       (0.31)      (0.31)
   Distributions in excess of net
     realized capital gains ...     (0.14)     (0.14)       (0.00)      (0.00)
                                 --------    -------     --------     -------
     Total distributions ......     (0.81)     (0.78)       (1.13)      (1.07)
                                 --------    -------     --------     -------
Net asset value, end of period   $   9.89    $  9.89     $   9.88     $  9.87
                                 ========    =======     ========     =======
TOTAL RETURN ..................      8.51%      8.35%4       4.22%       3.74%4
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of
     period (in 000's) ........  $259,228    $ 2,186     $280,401     $ 2,040
   Ratio of expenses to average
     net assets0.48% ..........      0.41%      0.13%        0.36%
   Ratio of net investment
     income to average
     net assets ...............      6.70%      6.46%        6.67%       6.12%
   Ratio of expenses to
     average net assets
     before fee waivers .......      0.71%      0.96%        0.69%       0.89%
   Ratio of net investment income
     to average net assets
     before fee waivers .......      6.15%      5.91%        6.11%       5.59%
   Portfolio turnover rate ....       169%       169%         268%        268%


1 ANNUALIZED.
2 CLASS B COMMENCED OPERATIONS ON SEPTEMBER 29, 1999.
3 TOTAL RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. 4 TOTAL RETURN EXCLUDES SALES CHARGE.
5 CALCULATED BASED UPON AVERAGE SHARES OUTSTANDING.



                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                      ARMADA NATIONAL TAX EXEMPT BOND FUND
================================================================================

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                         FOR THE YEAR ENDED MAY 31,                                   FOR THE
                                       ---------------------------------------------------------------------------- PERIOD ENDED
                                                          2000                                     1999             MAY 31, 1998
                                       -----------------------------------------    ------------------------------- ------------
                                       CLASS I    CLASS A    CLASS B   CLASS C 2    CLASS I   CLASS A 2   CLASS B 2   CLASS I 2
                                       -------    -------    -------   ---------    -------   ---------   ---------   ---------
Net asset value,
  beginning of  period ..............  $  9.96    $ 9.97      $9.96       $9.52     $  10.03    $10.04     $10.23     $ 10.00

INCOME FROM INVESTMENT
  OPERATIONS
   Net investment income ............     0.42      0.41       0.34        0.03         0.45      0.41       0.13        0.07
   Net gain/(loss) on securities
     (realized and unrealized) ......    (0.45)    (0.42)     (0.45)      (0.02)       (0.04)    (0.04)     (0.26)       0.03
                                       -------    ------      -----       -----     --------    ------     ------     -------
     Total from investment
       operations ...................    (0.03)    (0.01)     (0.11)       0.01         0.41      0.37      (0.13)       0.10
                                       -------    ------      -----       -----     --------    ------     ------     -------
LESS DISTRIBUTIONS
   Dividends from net investment
     income .........................    (0.42)    (0.41)     (0.34)      (0.03)       (0.45)    (0.41)     (0.14)      (0.07)
   Distribution from net realized
     capital gains ..................    (0.01)    (0.01)     (0.01)      (0.00)       (0.03)    (0.03)     (0.00)      (0.00)
                                       -------    ------      -----       -----     --------    ------     ------     -------
     Total distributions ............    (0.43)    (0.42)     (0.35)      (0.03)       (0.48)    (0.44)     (0.14)      (0.07)
                                       -------    ------      -----       -----     --------    ------     ------     -------
Net asset value, end of period ......  $  9.50    $ 9.54      $9.50       $9.50     $   9.96    $ 9.97     $ 9.96     $ 10.03
                                       =======    ======      =====       =====     ========    ======     ======     =======

TOTAL RETURN ........................    (0.24)%   (0.02)%4   (1.05)%4     0.09%3,4     4.07%     3.67%3,4  (1.22)%3,4   7.03%1
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
     (in 000's) .....................  $95,634    $4,009      $ 224       $   0     $100,638    $4,205     $  275     $80,259
   Ratio of expenses to average
     net assets .....................     0.54%     0.64%      1.35%       1.50%1       0.36%     0.46%1     1.17%1      0.33%1
   Ratio of net investment
     income to average net
     assets .........................     4.37%     4.27%      3.56%       3.41%1       4.39%     4.29%1     3.58%1      4.62%1
   Ratio of expenses to average
     net assets before fee
     waivers ........................     0.81%     0.91%      1.56%       1.65%1       0.87%     0.97%1     1.68%1      0.87%1
   Ratio of net investment
     income to average net
     assets before fee waivers ......     4.10%     4.00%      3.35%       3.26%1       3.88%     3.78%1     3.07%1      4.08%1
   Portfolio turnover rate ..........       65%       65%        65%         65%          23%       23%        23%          0%

1 ANNUALIZED.
2 CLASS I, CLASS A, CLASS B AND CLASS C COMMENCED OPERATIONS ON APRIL 9, 1998,
  JUNE 19, 1998, JANUARY 29, 1999, AND FEBRUARY 24, 2000, RESPECTIVELY.
3 TOTAL RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
4 TOTAL RETURN EXCLUDES SALES CHARGE.

                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                        ARMADA OHIO TAX EXEMPT BOND FUND
================================================================================

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                      FOR THE YEAR ENDED MAY 31,
                                    -----------------------------------------------------------------------------------------------
                                            2000                 1999               1998               1997              1996
                                    ------------------    -----------------  ------------------  ----------------  ----------------
                                    CLASS I    CLASS A    CLASS I   CLASS A  CLASS I    CLASS A  CLASS I  CLASS A  CLASS I  CLASS A
                                    -------    -------    -------   -------  -------    -------  -------  -------  -------  -------
Net asset value,
   beginning of period ............ $  11.03   $11.00     $  11.13  $11.09   $  10.86   $10.82   $ 10.70  $10.66   $ 10.74  $10.70
                                    --------   ------     --------  ------   --------   ------   -------  ------   -------  ------
INCOME FROM INVESTMENT
   OPERATIONS
   Net investment income ..........     0.48     0.47         0.53    0.52       0.51     0.51      0.51    0.51      0.50    0.50
   Net gain/(loss) on securities
     (realized and unrealized) ....    (0.53)   (0.53)       (0.09)  (0.08)      0.28     0.28      0.16    0.16     (0.04)  (0.04)
                                    --------   ------     --------  ------   --------   ------   -------  ------   -------  ------
     Total from investment
       operations .................    (0.05)   (0.06)        0.44    0.44       0.79     0.79      0.67    0.67      0.46    0.46
                                    --------   ------     --------  ------   --------   ------   -------  ------   -------  ------
LESS DISTRIBUTIONS
   Dividends from net
     investment income ............    (0.48)   (0.47)       (0.53)  (0.52)     (0.51)   (0.51)    (0.51)  (0.51)    (0.50)  (0.50)
   Distributions from net realized
     capital gains ................    (0.01)   (0.01)       (0.01)  (0.01)     (0.01)   (0.01)    (0.00)  (0.00)    (0.00)  (0.00)
                                    --------   ------     --------  ------   --------   ------   -------  ------   -------  ------
     Total distributions ..........    (0.49)   (0.48)       (0.54)  (0.53)     (0.52)   (0.52)    (0.51)  (0.51)    (0.50)  (0.50)
                                    --------   ------     --------  ------   --------   ------   -------  ------   -------  ------
Net asset value,
   end of period .................. $  10.49   $10.46     $  11.03  $11.00   $  11.13   $11.09   $ 10.86  $10.82   $ 10.70  $10.66
                                    ========   ======     ========  ======   ========   ======   =======  ======   =======  ======
TOTAL RETURN ......................    (0.40)%  (0.51)%1      3.94%   3.93%1     7.43%    7.39%1    6.37%   6.38%1    4.36%   4.35%1
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
     (in 000's) ................... $166,164   $5,173     $205,365  $4,808   $165,395   $4,037   $91,366  $3,535   $82,886  $2,869
   Ratio of expenses to average
     net assets ...................     0.52%    0.62%        0.28%   0.38%      0.25%    0.25%     0.24%   0.24%     0.26%   0.26%
   Ratio of net investment income
     to average net assets ........     4.52%    4.42%        4.77%   4.67%      4.67%    4.59%     4.71%   4.71%     4.68%   4.68%
   Ratio of expenses to average net
     assets before fee waivers ....     0.80%    0.90%        0.78%   0.88%      0.80%    0.80%     0.79%   0.79%     0.83%   0.83%
   Ratio of net investment income
     to average net assets
     before fee waivers ...........     4.24%    4.14%        4.27%   4.17%      4.12%    4.04%     4.16%   4.16%     4.11%   4.11%
   Portfolio turnover rate ........       31%      31%          19%     19%        15%      15%       23%     23%       10%     10%

1 TOTAL RETURN EXCLUDES SALES CHARGE.

                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                     ARMADA PENNSYLVANIA MUNICIPAL BOND FUND
================================================================================

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                               FOR THE YEAR ENDED MAY 31,
                               ---------------------------------------------------------------------------------------
                                           2000                    1999               1998                1997
                               ---------------------------  ----------------   ----------------   --------------------
                               CLASS I  CLASS A  CLASS C 2  CLASS I  CLASS A   CLASS I  CLASS A   CLASS I 5  CLASS A 2
                               -------  -------  ---------  -------  -------   -------  -------   ---------  ---------
Net asset value, beginning of
   period ...................  $ 10.39  $10.40    $9.95     $ 10.45  $10.45    $ 10.22  $10.22     $ 10.08    $10.13
                               -------  ------    -----     -------  ------    -------  ------     -------    ------
INCOME FROM INVESTMENT
  OPERATIONS
   Net investment income ....     0.45    0.44     0.13        0.51    0.48       0.46    0.45        0.44      0.31
   Net gain/(loss) on
     securities (realized and
     unrealized) ............    (0.46)  (0.45)   (0.14)      (0.07)  (0.04)      0.24    0.24        0.17      0.12
                               -------  ------    -----     -------  ------    -------  ------     -------    ------
     Total from investment
       operations ...........    (0.01)  (0.01)   (0.01)       0.44    0.44       0.70    0.69        0.61      0.43
                               -------  ------    -----     -------  ------    -------  ------     -------    ------
LESS DISTRIBUTIONS
   Dividends from net
     investment  income .....    (0.47)  (0.46)   (0.03)      (0.49)  (0.48)     (0.46)  (0.45)      (0.44)    (0.31)
   Distributions from net
     realized capital gains .    (0.02)  (0.02)   (0.00)      (0.01)  (0.01)     (0.00)  (0.00)      (0.02)    (0.02)
   Distributions in excess of
     net realized capital
     gains ..................    (0.00)  (0.00)   (0.00)      (0.00)  (0.00)     (0.01)  (0.01)      (0.01)    (0.01)
                               -------  ------    -----     -------  ------    -------  ------     -------    ------
     Total distributions ....    (0.49)  (0.48)   (0.03)      (0.50)  (0.49)     (0.47)  (0.46)      (0.47)    (0.34)
                               -------  ------    -----     -------  ------    -------  ------     -------    ------
Net asset value, end of
   period ...................  $  9.89  $ 9.91    $9.91     $ 10.39  $10.40    $ 10.45  $10.45     $ 10.22    $10.22
                               =======  ======    =====     =======  ======    =======  ======     =======    ======
TOTAL RETURN                     (0.06)% (0.05)%4 (0.06)%3,4   4.21%   4.21%4     6.95%   6.84%4      6.21%     6.13%1,4
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
      (in 000's) ............  $45,021   $ 216    $   0     $40,171  $  218    $38,753  $  125     $36,769    $   81
   Ratio of expenses to
     average net assets .....     0.53%   0.63%    1.53%1      0.48%   0.58%      0.69%   0.77%       0.87%     0.99%1
   Ratio of net investment
     income to average net
     assets .................     4.55%   4.45%    3.55%1      4.80%   4.70%      4.40%   4.32%       4.35%     4.26%1
   Ratio of expenses to
     average net assets
     before fee waivers .....     0.84%   0.94%    1.68%1      0.83%   0.93%      0.84%   0.94%       1.02%     1.00%1
   Ratio of net investment
     income to average net
     assets before fee
     waivers ................     4.24%   4.14%    3.40%1      4.45%   4.35%      4.25%   4.15%       4.20%     4.25%1
   Portfolio turnover rate ..       38%     38%      38%         15%     15%        20%     20%         42%       42%


                                FOR THE     FOR THE
                                PERIOD        YEAR
                                 ENDED        ENDED
                                MAY 31,     APRIL 30,
                                1996 5       1996 5
                                ------       ------
Net asset value, beginning of
   period ...................   $ 10.12      $ 10.04
                                -------      -------
INCOME FROM INVESTMENT
  OPERATIONS
   Net investment income ....      0.04         0.43
   Net gain/(loss) on
     securities (realized and
     unrealized) ............     (0.04)        0.08
                                -------      -------
     Total from investment
       operations ...........      0.00         0.51
                                -------      -------
LESS DISTRIBUTIONS
   Dividends from net
     investment  income .....     (0.04)       (0.43)
   Distributions from net
     realized capital gains .     (0.00)       (0.00)
   Distributions in excess of
     net realized capital
     gains ..................     (0.00)       (0.00)
                                -------      -------
     Total distributions ....     (0.04)       (0.43)
                                -------      -------
Net asset value, end of
   period ...................   $ 10.08      $ 10.12
                                =======      =======
TOTAL RETURN                      (0.03)%1,4    5.06%4
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
      (in 000's) ............   $38,733      $38,809
   Ratio of expenses to
     average net assets .....      0.85%1       0.85%
   Ratio of net investment
     income to average net
     assets .................      4.32%1       4.16%
   Ratio of expenses to
     average net assets
     before fee waivers .....      1.31%1       1.24%
   Ratio of net investment
     income to average net
     assets before fee
     waivers ................      3.86%1       3.77%
   Portfolio turnover rate ..         0%          22%


1 ANNUALIZED.
2 CLASS A AND CLASS C COMMENCED OPERATIONS ON SEPTEMBER 11, 1996 AND FEBRUARY 24, 2000, RESPECTIVELY.
3 TOTAL RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
4 TOTAL RETURN EXCLUDES SALES CHARGE.
5 ACTIVITY FOR THE PERIOD PRESENTED INCLUDES THAT OF THE PREDECESSOR FUND
  THROUGH SEPTEMBER 6, 1996. DURING 1996, THE PREDECESSOR FUND CHANGED ITS FISCAL
  YEAR END FROM APRIL 30 TO MAY 31.


                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                       ARMADA GOVERNMENT MONEY MARKET FUND
================================================================================

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                              FOR THE YEAR ENDED MAY 31,
                               -------------------------------------------------------------------------------------
                                      2000                   1999                    1998                 1997
                               ------------------     ------------------     --------------------  -----------------
                               CLASS I    CLASS A     CLASS I    CLASS A     CLASS I      CLASS A  CLASS I   CLASS A
                               -------    -------     -------    -------     -------      -------  -------   -------
Net asset value, beginning
   of period ................  $   1.00   $   1.00  $     1.00   $   1.00   $     1.00   $   1.00  $   1.00  $   1.00
                               --------   --------  ----------   --------   ----------   --------  --------  --------
INCOME FROM INVESTMENT
   OPERATIONS
   Net investment income ....      0.05       0.05        0.05       0.05         0.05       0.05      0.05      0.05
LESS DISTRIBUTIONS
   Dividends from net
     investment income ......     (0.05)     (0.05)      (0.05)     (0.05)       (0.05)     (0.05)    (0.05)    (0.05)
                               --------   --------  ----------   --------   ----------   --------  --------  --------
   Net asset value, end of
     period .................  $   1.00   $   1.00  $     1.00   $   1.00   $     1.00   $   1.00  $   1.00  $   1.00
                               ========   ========  ==========   ========   ==========   ========  ========  ========
TOTAL RETURN ................      5.30%      5.14%       4.86%      4.70%        5.30%      5.17%     5.15%     5.04%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
     (in 000's) .............  $947,831   $521,688  $1,094,979   $565,095   $1,137,078   $247,281  $811,662  $159,129
   Ratio of expenses to
     average net assets .....      0.39%      0.54%       0.42%      0.57%        0.40%      0.52%     0.36%     0.47%
   Ratio of net investment
     income to average
     net assets .............      5.14%      4.99%       4.76%      4.61%        5.17%      5.05%     5.03%     4.93%
   Ratio of expenses to
     average net assets before
     fee waivers ............      0.55%      0.70%       0.52%      0.67%        0.50%      0.62%     0.46%     0.57%
   Ratio of net investment
     income to average net
     assets before fee waivers     4.98%      4.83%       4.66%      4.51%        5.07%      4.95%     4.93%     4.83%


                            FOR THE YEAR ENDED MAY 31,
                            -------------------------
                                      1996
                               -----------------
                               CLASS I   CLASS A
                               -------   -------
Net asset value, beginning
   of period ................  $   1.00  $   1.00
                               --------  --------
INCOME FROM INVESTMENT
   OPERATIONS
   Net investment income ....      0.05      0.05
LESS DISTRIBUTIONS
   Dividends from net
     investment income ......     (0.05)    (0.05)
                               --------  --------
   Net asset value, end of
     period .................  $   1.00  $   1.00
                               ========  ========
TOTAL RETURN ................      5.41%     5.31%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
     (in 000's) .............  $741,894  $131,194
   Ratio of expenses to
     average net assets .....      0.36%     0.46%
   Ratio of net investment
     income to average
     net assets .............      5.27%     5.13%
   Ratio of expenses to
     average net assets before
     fee waivers ............      0.47%     0.57%
   Ratio of net investment
     income to average net
     assets before fee waivers     5.16%     5.02%


                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                            ARMADA MONEY MARKET FUND
================================================================================

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       FOR THE YEAR ENDED MAY 31,
                               --------------------------------------------------------------------------
                                             2000                                  1999
                               --------------------------------      ---------------------------------
                               CLASS I      CLASS A     CLASS B      CLASS I      CLASS A      CLASS B
                               -------      -------     -------      -------      -------      -------
Net asset value,
   beginning of period ...... $     1.00   $     1.00   $   1.00    $     1.00   $     1.00   $   1.00
                              ----------   ----------   --------    ----------   ----------   --------
INCOME FROM INVESTMENT
   OPERATIONS
   Net investment income ....       0.05         0.05       0.04          0.05         0.05       0.04
LESS DISTRIBUTIONS
   Dividends from net
     investment income ......      (0.05)       (0.05)     (0.04)        (0.05)       (0.05)     (0.04)
                              ----------   ----------   --------    ----------   ----------   --------
Net asset value,
   end of period ............ $     1.00   $     1.00   $   1.00    $     1.00   $     1.00   $   1.00
                              ==========   ==========   ========    ==========   ==========   ========
TOTAL RETURN ................       5.41%        5.25%      4.50%         4.96%        4.82%      4.21%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
     (in 000's) ............. $2,342,230   $1,717,661   $    249    $2,133,839   $1,360,644   $     27
   Ratio of expenses to
     average net assets .....       0.40%        0.55%      1.26%         0.42%        0.56%      1.27%
   Ratio of net investment
     income to average
     net assets .............       5.29%        5.14%      4.43%         4.82%        4.68%      3.97%
   Ratio of expenses to
     average net assets before
     fee waivers ............       0.56%        0.71%      1.36%         0.52%        0.66%      1.37%
   Ratio of net investment
     income to average net
     assets before
     fee waivers ............       5.13%        4.98%      4.33%         4.72%        4.58%      3.87%


                                                          FOR THE YEAR ENDED MAY 31,
                              ---------------------------------------------------------------------------------
                                            1998                          1997                     1996
                               ------------------------------     --------------------     --------------------
                               CLASS I     CLASS A   CLASS B2     CLASS I      CLASS A     CLASS I      CLASS A
                               -------     -------   --------     -------      -------     -------      -------
Net asset value,
   beginning of period ...... $     1.00   $   1.00   $  1.00    $     1.00    $   1.00   $     1.00    $   1.00
                              ----------   --------   -------    ----------    --------   ----------    --------
INCOME FROM INVESTMENT
   OPERATIONS
   Net investment income ....       0.05       0.05      0.05          0.05        0.05         0.05        0.05
LESS DISTRIBUTIONS
   Dividends from net
     investment income ......      (0.05)     (0.05)    (0.05)        (0.05)      (0.05)       (0.05)      (0.05)
                              ----------   --------   -------    ----------    --------   ----------    --------
Net asset value,
   end of period ............ $     1.00   $   1.00   $  1.00    $     1.00    $   1.00   $     1.00    $   1.00
                              ==========   ========   =======    ==========    ========   ==========    ========
TOTAL RETURN ................       5.39%      5.26%     5.04%1        5.19%       5.09%        5.45%       5.35%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
     (in 000's) ............. $1,911,689   $696,893   $     5    $1,943,021    $346,172   $1,344,414    $343,087
   Ratio of expenses to
     average net assets .....       0.38%      0.51%     1.22%1        0.37%       0.47%        0.37%       0.47%
   Ratio of net investment
     income to average
     net assets .............       5.27%      5.14%     4.39%1        5.07%       4.97%        5.30%       5.18%
   Ratio of expenses to
     average net assets before
     fee waivers ............       0.48%      0.61%     1.27%1        0.47%       0.57%        0.48%       0.58%
   Ratio of net investment
     income to average net
     assets before
     fee waivers ............       5.17%      5.08%     4.31%1        4.97%       4.87%        5.19%       5.07%

1 ANNUALIZED.
2 CLASS B COMMENCED OPERATIONS JANUARY 5, 1998.

                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                     ARMADA OHIO MUNICIPAL MONEY MARKET FUND
================================================================================


FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                      FOR THE YEAR ENDED               FOR THE PERIOD ENDED
                                                                          MAY 31, 2000                      MAY 31, 1999
                                                                   --------------------------       ---------------------------
                                                                   CLASS I            CLASS A       CLASS I 2         CLASS A 2
                                                                   -------            -------       ---------         ---------
Net asset value, beginning of period ............................  $   1.00           $  1.00        $  1.00          $  1.00
                                                                   --------           -------        -------          -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income .........................................      0.03              0.03           0.02             0.02
LESS DISTRIBUTIONS
  Dividends from net investment income ..........................     (0.03)            (0.03)         (0.02)           (0.02)
                                                                   --------           -------        -------          -------

Net asset value, end of period ..................................  $   1.00           $  1.00        $  1.00          $  1.00
                                                                   ========           =======        =======          =======
TOTAL RETURN ....................................................      3.28%             3.13%          2.01%3           1.50%3
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's) .........................  $129,475           $29,458        $99,342          $11,019
   Ratio of expenses to average net assets ......................      0.35%             0.50%          0.35%1           0.50%1
   Ratio of net investment income to average net assets .........      3.26%             3.11%          2.77%1           2.62%1
   Ratio of expenses to average net assets before
     fee waivers ................................................      0.61%             0.76%          0.55%1           0.70%1
   Ratio of net investment income to average net assets
     before fee waivers .........................................      3.00%             2.85%          2.57%1           2.42%1

1 ANNUALIZED.
2 CLASS I AND CLASS A COMMENCED OPERATIONS ON SEPTEMBER 15, 1998 AND NOVEMBER 2, 1998, RESPECTIVELY.
3 TOTAL RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
================================================================================

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             FOR YEAR ENDED MAY 31,
                              ------------------------------------------------------------------------------
                                    2000                 1999               1998               1997
                              ----------------    ----------------    ----------------  --------------------
                              CLASS I  CLASS A    CLASS I  CLASS A    CLASS I  CLASS A  CLASS I 4  CLASS A 2
                              -------  -------    -------  -------    -------  -------  ---------  ---------
Net asset value,
   beginning of period ...... $  1.00  $  1.00    $  1.00  $  1.00    $  1.00  $  1.00   $  1.00    $  1.00
                              -------  -------    -------  -------    -------  -------   -------    -------
INCOME FROM INVESTMENT
   OPERATIONS
   Net investment
     income .................    0.03     0.03       0.03     0.03       0.03     0.03      0.03       0.02
LESS DISTRIBUTIONS
   Dividends from net
     investment
     income .................   (0.03)   (0.03)     (0.03)   (0.03)     (0.03)   (0.03)    (0.03)     (0.02)
                              -------  -------    -------  -------    -------  -------   -------    -------
Net asset value, end
   of period ................ $  1.00  $  1.00    $  1.00  $  1.00    $  1.00  $  1.00   $  1.00    $  1.00
                              =======  =======    =======  =======    =======  =======   =======    =======
TOTAL RETURN ................    3.31%    3.15%      2.92%    2.76%      3.41%    3.29%     3.26%      3.18%1
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
     (in 000's) ............. $94,299  $57,941    $77,214  $53,822    $73,264  $33,375   $60,876    $20,830
   Ratio of expenses to
     average net
     assets .................    0.33%    0.48%      0.34%    0.49%      0.34%    0.46%     0.41%      0.46%1
   Ratio of net investment
     income to average
     net assets .............    3.26%    3.11%      2.82%    2.67%      3.35%    3.23%     3.20%      3.27%1
   Ratio of expenses to
     average net assets
     before fee waivers .....    0.64%    0.79%      0.59%    0.74%      0.58%    0.71%     0.74%      0.71%1
   Ratio of net investment
     income to average
      net assets before
     fee waivers ............    2.95%    2.80%      2.57%    2.42%      3.11%    2.98%     2.87%      3.02%1



                                 FOR THE          FOR THE
                               PERIOD ENDED      YEAR ENDED
                              MAY 31, 1996 4   APRIL 30, 1996 4
                              --------------   ----------------
Net asset value,
   beginning of period ......     $  1.00          $  1.00
                                  -------          -------
INCOME FROM INVESTMENT
   OPERATIONS
   Net investment
     income .................        0.00             0.03
LESS DISTRIBUTIONS
   Dividends from net
     investment
     income .................       (0.00)           (0.03)
                                  -------          -------
Net asset value, end
   of period ................     $  1.00          $  1.00
                                  =======          =======
TOTAL RETURN ................        0.28%3           3.36%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
     (in 000's) .............     $68,742          $70,422
   Ratio of expenses to
     average net
     assets .................        0.55%1           0.55%
   Ratio of net investment
     income to average
     net assets .............        3.24%1           3.29%
   Ratio of expenses to
     average net assets
     before fee waivers .....        0.97%1           0.96%
   Ratio of net investment
     income to average
      net assets before
     fee waivers ............        2.82%1           2.88%

1 ANNUALIZED.
2 CLASS A COMMENCED OPERATIONS ON SEPTEMBER 11, 1996.
3 TOTAL RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
4 ACTIVITY FOR THE PERIOD PRESENTED INCLUDES THAT OF THE PREDECESSOR FUND
  THROUGH SEPTEMBER 6, 1996. DURING 1996, THE PREDECESSOR FUND CHANGED ITS FISCAL YEAR END FROM APRIL 30 TO MAY 31.

                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                       ARMADA TAX EXEMPT MONEY MARKET FUND
================================================================================

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                  FOR THE YEAR ENDED MAY 31,
                               -------------------------------------------------------------------------------------------------
                                     2000                1999                 1998                 1997              1996
                               ----------------   -----------------    -----------------    -----------------  -----------------
                               CLASS I  CLASS A   CLASS I   CLASS A    CLASS I   CLASS A    CLASS I   CLASS A  CLASS I   CLASS A
                               -------  -------   -------   -------    -------   -------    -------   -------  -------   -------
Net asset value, beginning
   of period ................  $   1.00 $   1.00  $   1.00  $   1.00   $   1.00  $   1.00   $   1.00  $  1.00  $   1.00  $  1.00
                               -------- --------  --------  --------   --------  --------   --------  -------  --------  -------
INCOME FROM INVESTMENT
   OPERATIONS
   Net investment income ....      0.03     0.03      0.03      0.03       0.03      0.03       0.03     0.03      0.03     0.03
LESS DISTRIBUTIONS
   Dividends from net
     investment income ......     (0.03)   (0.03)    (0.03)    (0.03)     (0.03)    (0.03)     (0.03)   (0.03)    (0.03)   (0.03)
                               -------- --------  --------  --------   --------  --------   --------  -------  --------  -------
Net asset value, end
   of period ................  $   1.00 $   1.00  $   1.00  $   1.00   $   1.00  $   1.00   $   1.00  $  1.00  $   1.00  $  1.00
                               ======== ========  ========  ========   ========  ========   ========  =======  ========  =======
TOTAL RETURN ................      3.30%    3.14%     3.00%     2.85%      3.40%     3.27%      3.23%    3.12%     3.40%    3.29%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
     (in 000's) .............  $327,185 $219,568  $434,178  $190,469   $418,953  $132,548   $370,679  $71,917  $261,808  $85,928
   Ratio of expenses to
     average net assets .....      0.32%    0.47%     0.30%     0.44%      0.30%     0.42%      0.29%    0.39%     0.30%    0.40%
   Ratio of net investment
     income to average
     net assets .............      3.24%    3.09%     2.92%     2.78%      3.32%     3.20%      3.18%    3.08%     3.33%    3.23%
   Ratio of expenses to
     average net assets
     before fee waivers .....      0.58%    0.73%     0.50%     0.64%      0.50%     0.62%      0.49%    0.59%     0.51%    0.61%
   Ratio of net investment
     income to average net
     assets before fee
     waivers ................      2.98%    2.83%     2.72%     2.58%      3.12%     3.00%      2.98%    2.88%     3.12%    3.02%



                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                        ARMADA TREASURY MONEY MARKET FUND
================================================================================

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   FOR THE YEAR ENDED MAY 31,
                               ---------------------------------------------------------------------------------------------------
                                      2000               1999                 1998                 1997               1996
                               -----------------  ------------------   ------------------   ------------------  ------------------
                               CLASS I   CLASS A  CLASS I    CLASS A   CLASS I    CLASS A   CLASS I    CLASS A  CLASS I    CLASS A
                               -------   -------  -------    -------   -------    -------   -------    -------  -------    -------
Net asset value, beginning
   of period ................. $   1.00  $  1.00  $   1.00   $  1.00   $   1.00   $ 1.00    $   1.00   $ 1.00   $   1.00   $ 1.00
                               --------  -------  --------   -------   --------   ------    --------   ------   --------   ------
INCOME FROM INVESTMENT
   OPERATIONS
   Net investment income .....     0.05     0.04      0.04      0.04       0.05     0.05        0.05     0.05       0.05     0.05
LESS DISTRIBUTIONS
   Dividends from net
     investment income .......    (0.05)   (0.04)    (0.04)    (0.04)     (0.05)   (0.05)      (0.05)   (0.05)     (0.05)   (0.05)
                               --------  -------  --------   -------   --------   ------    --------   ------   --------   ------
Net asset value, end
   of period ................. $   1.00  $  1.00  $   1.00   $  1.00   $   1.00   $ 1.00    $   1.00   $ 1.00   $   1.00   $ 1.00
                               ========  =======  ========   =======   ========   ======    ========   ======   ========   ======
TOTAL RETURN .................     4.75%    4.59%     4.39%     4.23%      4.95%    4.82%       4.89%    4.79%      5.07%    4.97%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
     (in 000's) .............. $409,169  $79,713  $346,092   $83,020   $359,605   $7,222    $276,327   $5,680   $312,255   $4,355
   Ratio of expenses to
     average net assets ......     0.42%    0.57%     0.41%     0.55%      0.39%    0.51%       0.37%    0.47%      0.41%    0.52%
   Ratio of net investment
     income to average
     net assets ..............     4.65%    4.50%     4.35%     4.21%      4.84%    4.71%       4.79%    4.68%      4.88%    4.77%
   Ratio of expenses to
     average net assets
     before fee waivers ......     0.53%    0.68%     0.46%     0.60%      0.44%    0.56%       0.42%    0.52%      0.47%    0.58%
   Ratio of net investment
     income to average net
     assets before fee
     waivers .................     4.54%    4.39%     4.30%     4.16%      4.79%    4.66%       4.74%    4.63%      4.82%    4.71%


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                             ARMADA CORE EQUITY FUND
================================================================================

MAY 31, 2000
                                                  NUMBER    VALUE
                                                OF SHARES   (000)
                                                ---------   -----
COMMON STOCK -- 98.8%
AUTOMOTIVE -- 0.9%
  SPX* .......................................    13,090   $ 1,379
                                                           -------
BANKS -- 3.0%
  Chase Manhattan ............................    22,460     1,677
  Comerica ...................................    29,580     1,497
  Commerce Bancshares ........................    35,675     1,240
                                                           -------
                                                             4,414
                                                           -------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.5%
  Interpublic Group of Companies# ............    52,710     2,263
                                                           -------
BUILDING & CONSTRUCTION SUPPLIES -- 1.6%
  Centex .....................................     9,000       187
  Masco ......................................   108,920     2,144
                                                           -------
                                                             2,331
                                                           -------
BUSINESS SERVICES -- 8.2%
  Automatic Data Processing ..................    88,320     4,852
  Cintas# ....................................    40,680     1,790
  Computer Sciences* .........................    32,700     3,137
  Fiserv*# ...................................    48,340     2,260
                                                           -------
                                                            12,039
                                                           -------
CHEMICALS -- 2.5%
  E.I. DuPont de Nemours .....................    32,295     1,582
  Praxair ....................................    51,260     2,153
                                                           -------
                                                             3,735
                                                           -------
COMMUNICATIONS EQUIPMENT -- 1.7%
  Tellabs* ...................................    37,780     2,453
                                                           -------
COMPUTER HARDWARE -- 3.5%
  Cisco Systems*# ............................    91,748     5,224
                                                           -------
COMPUTER SOFTWARE -- 3.6%
  Microsoft* .................................    58,870     3,683
  Siebel Systems* ............................    13,300     1,556
                                                           -------
                                                             5,239
                                                           -------
DIVERSIFIED MANUFACTURING -- 3.3%
  General Electric ...........................    93,690     4,930
                                                           -------
DRUGS & HEALTH CARE -- 7.6%
  Bristol-Myers Squibb .......................    48,300     2,659
  Johnson & Johnson ..........................    27,860     2,493
  Merck ......................................    47,660     3,557
  Pfizer .....................................    54,770     2,441
                                                           -------
                                                            11,150
                                                           -------
FINANCIAL SERVICES -- 4.4%
  Associates First Capital, Cl A .............    50,040     1,373
  Citigroup ..................................    42,125     2,620
  Fannie Mae .................................    42,210     2,538
                                                           -------
                                                             6,531
                                                           -------


                                                  NUMBER    VALUE
                                                OF SHARES   (000)
                                                ---------   -----
COMMON STOCK -- CONTINUED
FOOD & BEVERAGE -- 0.5%
  Coca Cola ..................................    13,750   $   734
                                                           -------
INSURANCE -- 8.2%
  American General ...........................    23,850     1,528
  American International Group ...............    42,143     4,744
  Marsh & McLennan ...........................     6,750       743
  MGIC Investment ............................    27,210     1,349
  PMI Group ..................................    25,015     1,269
  Radian Group ...............................    44,520     2,449
                                                           -------
                                                            12,082
                                                           -------
MACHINERY -- 4.3%
  Caterpillar ................................    35,050     1,341
  Deere# .....................................    62,840     2,612
  Ingersoll Rand .............................    53,890     2,455
                                                           -------
                                                             6,408
                                                           -------
MEDICAL & MEDICAL SERVICES -- 2.5%
  Medtronic ..................................    70,386     3,634
                                                           -------
METALS & MINING -- 1.1%
  Alcoa ......................................    26,530     1,550
                                                           -------
OFFICE & BUSINESS EQUIPMENT -- 2.1%
  Lexmark International, Cl A* ...............    14,960     1,043
  Pitney Bowes ...............................    45,900     1,997
                                                           -------
                                                             3,040
                                                           -------
PAPER & FOREST PRODUCTS -- 2.9%
  Champion International .....................    36,100     2,635
  Willamette Industries ......................    48,300     1,570
                                                           -------
                                                             4,205
                                                           -------
PETROLEUM & FUEL PRODUCTS -- 1.9%
  Schlumberger ...............................    32,290     2,375
  Transocean Sedco Forex .....................     7,142       351
                                                           -------
                                                             2,726
                                                           -------
PETROLEUM REFINING -- 6.6%
  Chevron ....................................    23,110     2,136
  Exxon Mobil ................................    70,534     5,876
  Texaco .....................................    30,620     1,759
                                                           -------
                                                             9,771
                                                           -------
RETAIL -- 11.3%
  Costco Wholesale* ..........................    43,200     1,380
  CVS# .......................................    51,030     2,220
  Home Depot .................................    67,320     3,286
  Safeway* ...................................    40,450     1,866
  Target .....................................    42,730     2,679
  Wal-Mart ...................................    51,060     2,942
  Walgreen ...................................    81,960     2,326
                                                           -------
                                                            16,699
                                                           -------


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                             ARMADA CORE EQUITY FUND
================================================================================

MAY 31, 2000
                                            NUMBER       VALUE
                                          OF SHARES      (000)
                                          ---------      -----
COMMON STOCK -- CONTINUED
SEMI-CONDUCTORS/INSTRUMENTS -- 13.0%
  Altera*# ..........................       45,610    $    3,917
  Applied Materials* ................       44,080         3,681
  Applied Micro Circuits* ...........       19,120         1,898
  Intel .............................       43,880         5,471
  Maxim Integrated Products*# .......       48,980         3,107
  Vitesse Semiconductor*# ...........       21,730         1,100
                                                      ----------
                                                          19,174
                                                      ----------
TELEPHONE & TELECOMMUNICATION -- 2.6%
  SBC Communications ................       37,410         1,634
  Worldcom* .........................       57,185         2,152
                                                      ----------
                                                           3,786
                                                      ----------
TOTAL COMMON STOCK
   (Cost $106,766) ..............................        145,497
                                                      ----------
CASH EQUIVALENT -- 1.3%
  Goldman Sachs Financial Square
    Prime Obligation Money Market
   Fund .............................    1,894,766         1,895
                                                      ----------
TOTAL CASH EQUIVALENT
   (Cost $1,895) ................................          1,895
                                                      ----------
TOTAL INVESTMENTS -- 100.1%
   (Cost $108,661) ..............................        147,392
                                                      ==========
OTHER ASSETS AND LIABILITIES,
   NET -- (0.1%) ................................           (197)
                                                      ----------

                                                         VALUE
                                                         (000)
                                                         -----
NET ASSETS:
  Portfolio Shares of Class I (unlimited
   authorization -- no par value) based on
   9,487,554 outstanding shares of
   beneficial interest ..........................     $   92,654
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   280,201 outstanding shares of
   beneficial interest ..........................          3,804
  Portfolio Shares of Class B (unlimited
   authorization -- no par value) based on
   125,808 outstanding shares of
   beneficial interest ..........................          1,704
  Portfolio Shares of Class C (unlimited
   authorization -- no par value) based on
   139 outstanding shares of
   beneficial interest ..........................              2
  Accumulated net realized gain on
   investments ..................................         10,300
  Net unrealized appreciation on
   investments ..................................         38,731
                                                      ----------
TOTAL NET ASSETS -- 100.0% ......................     $  147,195
                                                      ==========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CLASS I .............................         $14.88
                                                      ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A ...................         $14.80
                                                      ==========
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($14.80 / 94.5%) ............         $15.66
                                                      ==========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B ...................         $14.62
                                                      ==========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C ...................         $14.63
                                                      ==========


------------------------------------------------
* NON-INCOME PRODUCING SECURITY.
# SECURITY FULLY OR PARTIALLY ON LOAN.
CL--CLASS



                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                            ARMADA EQUITY GROWTH FUND
================================================================================

MAY 31, 2000

                                                   NUMBER     VALUE
                                                 OF SHARES    (000)
                                                 ---------    -----
COMMON STOCK -- 96.5%
AEROSPACE -- 0.4%
  United Technologies .......................      91,489   $   5,529
                                                            ---------
BANKS -- 4.0%
  Bank of New York# .........................     290,000      13,612
  MBNA ......................................     614,388      17,126
  Northern Trust ............................     129,051       8,493
  State Street ..............................     156,565      17,457
                                                            ---------
                                                               56,688
                                                            ---------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.2%
  Omnicom Group .............................     201,927      16,949
                                                            ---------
BUSINESS SERVICES -- 1.8%
  Automatic Data Processing .................     341,840      18,780
  Concord EFS*# .............................     314,950       7,638
                                                            ---------
                                                               26,418
                                                            ---------
CABLE TELEVISION -- 1.1%
  Comcast, Cl A Special* ....................     415,674      15,744
                                                            ---------
CHEMICALS -- 1.6%
  Avery Dennison ............................     143,550       8,792
  Pharmacia .................................     258,184      13,409
                                                            ---------
                                                               22,201
                                                            ---------
COMMUNICATIONS EQUIPMENT -- 5.5%
  ADC Telecommunications*# ..................     329,520      22,140
  Lucent Technologies .......................     343,445      19,705
  Nortel Networks# ..........................     481,180      26,134
  Qualcomm* .................................     173,142      11,492
                                                            ---------
                                                               79,471
                                                            ---------
COMPUTER HARDWARE -- 6.2%
  Cisco Systems*# ...........................     815,624      46,440
  EMC* ......................................     252,823      29,406
  Sun Microsystems* .........................     178,712      13,694
                                                            ---------
                                                               89,540
                                                            ---------
COMPUTER SOFTWARE -- 2.5%
  BMC Software* .............................      27,850       1,225
  Microsoft* ................................     561,824      35,149
                                                            ---------
                                                               36,374
                                                            ---------
COMPUTERS -- 1.9%
  Hewlett Packard ...........................      40,337       4,846
  International Business
   Machines# ................................     209,774      22,511
                                                            ---------
                                                               27,357
                                                            ---------
DIVERSIFIED MANUFACTURING -- 5.3%
  General Electric ..........................   1,207,667      63,554
  Minnesota Mining &
   Manufacturing ............................     143,550      12,309
                                                            ---------
                                                               75,863
                                                            ---------

                                                  NUMBER      VALUE
                                                OF SHARES     (000)
                                                ---------     -----
COMMON STOCK -- CONTINUED
DRUGS & HEALTH CARE -- 10.5%
  Amgen* ....................................     200,000   $  12,725
  Bristol-Myers Squibb ......................     330,356      18,190
  Johnson & Johnson# ........................     125,418      11,225
  Lilly (Eli) ...............................      44,022       3,351
  Merck .....................................     253,605      18,925
  Pfizer# ...................................     693,538      30,906
  Schering-Plough ...........................     394,381      19,078
  Warner-Lambert# ...........................     301,455      36,815
                                                            ---------
                                                              151,215
                                                            ---------
ENTERTAINMENT -- 0.9%
  AT&T-Liberty Media, Cl A* .................     302,795      13,418
                                                            ---------
FINANCIAL SERVICES -- 3.8%
  American Express ..........................     356,295      19,173
  Citigroup .................................     311,455      19,369
  Fannie Mae ................................     155,991       9,379
  Freddie Mac ...............................     143,550       6,388
                                                            ---------
                                                               54,309
                                                            ---------
FOOD & BEVERAGE -- 1.4%
  Coca Cola# ................................      47,850       2,554
  PepsiCo ...................................     429,615      17,480
                                                            ---------
                                                               20,034
                                                            ---------
HOUSEHOLD PRODUCTS -- 2.0%
  Colgate Palmolive .........................     281,025      14,789
  Procter & Gamble ..........................     203,078      13,505
                                                            ---------
                                                               28,294
                                                            ---------
INSURANCE -- 3.7%
  American International Group# .............     356,794      40,162
  Marsh & McLennan ..........................     115,700      12,734
                                                            ---------
                                                               52,896
                                                            ---------
MEDICAL & MEDICAL SERVICES -- 1.1%
  Medtronic .................................     298,201      15,395
                                                            ---------
MISCELLANEOUS MANUFACTURING -- 2.7%
  Tyco International ........................     819,767      38,580
                                                            ---------
MOTORCYCLE & MOTOR SCOOTER -- 1.2%
  Harley-Davidson# ..........................     444,622      16,562
                                                            ---------
OFFICE & BUSINESS EQUIPMENT -- 1.6%
  Lexmark International, Cl A* ..............     174,400      12,164
  Pitney Bowes ..............................     263,799      11,475
                                                            ---------
                                                               23,639
                                                            ---------
PAPER & FOREST PRODUCTS -- 0.7%
  International Paper# ......................     292,842      10,195
                                                            ---------
PERSONAL CARE -- 0.2%
  Gillette# .................................     103,410       3,451
                                                            ---------

                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                            ARMADA EQUITY GROWTH FUND
================================================================================

MAY 31, 2000
                                            NUMBER      VALUE
                                          OF SHARES     (000)
                                          ---------     -----
COMMON STOCK -- CONTINUED
PETROLEUM & FUEL PRODUCTS -- 2.6%
  Burlington Resources ..............      206,034   $    9,426
  Schlumberger ......................      376,101       27,667
                                                     ----------
                                                         37,093
                                                     ----------
PETROLEUM REFINING -- 5.4%
  Chevron ...........................      178,959       16,543
  Coastal ...........................      285,390       17,516
  Conoco, Cl B ......................      500,358       14,260
  Exxon Mobil .......................      347,294       28,934
                                                     ----------
                                                         77,253
                                                     ----------
PRINTING & PUBLISHING -- 1.6%
  Time Warner .......................      296,670       23,418
                                                     ----------
RETAIL -- 3.1%
  Costco Wholesale*# ................      406,916       12,996
  Radioshack# .......................      347,391       14,742
  Target ............................      270,352       16,948
                                                     ----------
                                                         44,686
                                                     ----------
RETAIL DRUG STORES -- 0.7%
  Walgreen ..........................      338,778        9,613
                                                     ----------
RETAIL FOOD CHAINS -- 1.1%
  Kroger* ...........................      110,731        2,201
  Safeway*# .........................      303,369       13,993
                                                     ----------
                                                         16,194
                                                     ----------
RETAIL STORES -- 4.3%
  Home Depot ........................      506,298       24,714
  Lowe's ............................      109,098        5,080
  Wal-Mart# .........................      542,619       31,268
                                                     ----------
                                                         61,062
                                                     ----------
SEMI-CONDUCTORS/INSTRUMENTS -- 9.7%
  Altera*# ..........................      184,110       15,810
  Analog Devices* ...................      263,240       20,270
  Applied Materials* ................      193,820       16,184
  Intel# ............................      470,435       58,657
  Texas Instruments# ................      395,532       28,577
                                                     ----------
                                                        139,498
                                                     ----------
TELEPHONE & TELECOMMUNICATION -- 6.2%
  Alltel ............................      268,917       17,597
  BellSouth .........................      233,508       10,902
  GTE ...............................      187,572       11,864
  Motorola ..........................       50,000        4,688
  SBC Communications ................      464,528       20,294
  Vodafone Air Touch, ADR# ..........      239,250       10,961
  Worldcom* .........................      351,271       13,217
                                                     ----------
                                                         89,523
                                                     ----------
WHOLESALE -- 0.5%
  Sysco# ............................      158,339        6,640
                                                     ----------
TOTAL COMMON STOCK
   (Cost $896,058) ..............................     1,385,102
                                                     ----------

                                           NUMBER       VALUE
                                         OF SHARES      (000)
                                         ---------      -----
CASH EQUIVALENT -- 3.5%
  Fidelity Domestic Money Market
    Fund ............................   49,522,628   $   49,523
                                                     ----------
TOTAL CASH EQUIVALENT
   (Cost $49,523) ................................       49,523
                                                     ----------
TOTAL INVESTMENTS -- 100.0%
   (Cost $945,581) ...............................    1,434,625
                                                     ==========
OTHER ASSETS AND LIABILITIES,
   NET -- 0.0% ...................................          366
                                                     ----------
NET ASSETS:
  Portfolio Shares of Class I (unlimited
   authorization -- no par value) based on
   43,302,522 outstanding shares of
   beneficial interest ...........................      754,595
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   6,259,636 outstanding shares of
   beneficial interest ...........................      135,321
  Portfolio Shares of Class B (unlimited
   authorization -- no par value) based on
   130,839 outstanding shares of
   beneficial interest ...........................        3,558
  Portfolio Shares of Class C (unlimited
   authorization -- no par value) based on
   9,249 outstanding shares of
   beneficial interest ...........................          264
  Accumulated net realized gain on
   investments ...................................       52,209
  Net unrealized appreciation on investments .....      489,044
                                                     ----------
TOTAL NET ASSETS -- 100.0% .......................   $1,434,991
                                                     ==========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CLASS I ..............................       $28.89
                                                     ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A ....................       $28.76
                                                     ==========
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($28.76 / 94.5%) .............       $30.43
                                                     ==========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B ....................       $28.37
                                                     ==========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C ....................       $28.38
                                                     ==========

--------------------------------------
* NON-INCOME PRODUCING SECURITY.
# SECURITY FULLY OR PARTIALLY ON LOAN.
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS
                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                            ARMADA EQUITY INCOME FUND
================================================================================

MAY 31, 2000
                                             NUMBER    VALUE
                                           OF SHARES   (000)
                                           ---------   -----
COMMON STOCK -- 96.2%
AEROSPACE -- 4.3%
  General Dynamics# .....................   144,400   $ 8,529
  Northrop Grumman# .....................   119,653     9,168
  United Technologies ...................    71,500     4,321
                                                      -------
                                                       22,018
                                                      -------
AUTOMOTIVE -- 3.1%
  Ford ..................................   104,500     5,075
  General Motors# .......................    54,400     3,842
  Genuine Parts# ........................   178,700     4,266
  TRW ...................................    59,400     2,881
                                                      -------
                                                       16,064
                                                      -------
BANKS -- 11.8%
  Bank of America .......................   180,239    10,015
  Charter One Financial .................   420,500     9,566
  Comerica ..............................    98,900     5,007
  PNC Financial Services Group ..........   151,500     7,632
  Southtrust ............................   332,300     8,993
  SunTrust# .............................   161,700     9,662
  UnionBanCal ...........................   266,800     9,138
                                                      -------
                                                       60,013
                                                      -------
BUILDING & CONSTRUCTION SUPPLIES -- 1.0%
  Masco .................................   180,500     3,554
  Sherwin Williams ......................    64,300     1,495
                                                      -------
                                                        5,049
                                                      -------
CHEMICALS -- 2.3%
  Dow Chemical# .........................    64,084     6,861
  E.I. DuPont de Nemours ................    52,000     2,548
  RPM# ..................................   241,050     2,350
                                                      -------
                                                       11,759
                                                      -------
COMPUTERS -- 1.9%
  Hewlett Packard .......................    40,800     4,901
  International Business Machines .......    46,200     4,958
                                                      -------
                                                        9,859
                                                      -------
DIVERSIFIED MANUFACTURING -- 1.7%
  Emerson Electric ......................    66,400     3,918
  Minnesota Mining & Manufacturing ......    56,400     4,836
                                                      -------
                                                        8,754
                                                      -------
DRUGS & HEALTH CARE -- 1.1%
  American Home Products ................   100,000     5,387
                                                      -------
ELECTRICAL SERVICES -- 3.5%
  Consolidated Edison ...................    73,640     2,402
  Dominion Resources of
   Virginia .............................   102,329     4,682


                                             NUMBER    VALUE
                                           OF SHARES   (000)
                                           ---------   -----
COMMON STOCK -- CONTINUED
ELECTRICAL SERVICES -- CONTINUED
  Duke Energy ...........................    64,500   $ 3,757
  FPL Group .............................    65,000     3,217
  LG&E Energy ...........................   113,500     2,689
  TXU ...................................    34,700     1,241
                                                      -------
                                                       17,988
                                                      -------
FINANCIAL SERVICES -- 4.3%
  Citigroup .............................   117,800     7,326
  Fannie Mae ............................   139,200     8,369
  Freddie Mac ...........................   138,200     6,150
                                                      -------
                                                       21,845
                                                      -------
FOOD & BEVERAGE -- 3.6%
  Flowers Industries ....................   228,100     4,120
  General Mills .........................   213,400     8,469
  Sara Lee ..............................   314,100     5,654
                                                      -------
                                                       18,243
                                                      -------
GAS & NATURAL GAS -- 2.7%
  Enron .................................   158,500    11,551
  KeySpan# ..............................    69,600     2,123
                                                      -------
                                                       13,674
                                                      -------
HANDTOOLS & GENERAL HARDWARE -- 1.8%
  Fortune Brands ........................   226,200     6,023
  Snap-On Tools .........................   125,200     3,216
                                                      -------
                                                        9,239
                                                      -------
HOUSEHOLD PRODUCTS -- 0.4%
  Maytag ................................    63,700     2,086
                                                      -------
INSURANCE -- 6.3%
  Allstate ..............................   107,100     2,838
  Chubb .................................    80,061     5,604
  Cigna .................................    71,700     6,368
  Marsh & McLennan ......................    67,500     7,429
  Metlife*# .............................   340,500     6,980
  St. Paul ..............................    79,400     2,977
                                                      -------
                                                       32,196
                                                      -------
MACHINERY -- 1.6%
  Caterpillar ...........................    64,300     2,459
  Deere .................................    72,400     3,009
  Pall ..................................   128,400     2,696
                                                      -------
                                                        8,164
                                                      -------
MEDICAL & MEDICAL SERVICES -- 1.0%
  Baxter International ..................    80,400     5,347
                                                      -------
METALS & MINING -- 2.3%
  Alcoa .................................   134,400     7,854
  USX-U.S. Steel Group ..................   181,200     4,088
                                                      -------
                                                       11,942
                                                      -------

                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                            ARMADA EQUITY INCOME FUND
================================================================================

MAY 31, 2000
                                            NUMBER      VALUE
                                          OF SHARES     (000)
                                          ---------     -----
COMMON STOCK -- CONTINUED
MISCELLANEOUS MANUFACTURING -- 0.5%
  Textron ...........................       41,500   $    2,604
                                                     ----------
OFFICE & BUSINESS EQUIPMENT -- 2.3%
  Pitney Bowes ......................      134,700        5,859
  Xerox .............................      213,700        5,797
                                                     ----------
                                                         11,656
                                                     ----------
PAPER & FOREST PRODUCTS -- 2.5%
  Bowater ...........................       25,600        1,323
  Kimberly-Clark ....................       65,100        3,939
  Temple-Inland .....................       42,100        2,092
  Westvaco ..........................       82,500        2,485
  Weyerhaeuser ......................       62,100        3,082
                                                     ----------
                                                         12,921
                                                     ----------
PETROLEUM & FUEL PRODUCTS -- 1.0%
  Burlington Resources ..............      106,600        4,877
                                                     ----------
PETROLEUM REFINING -- 13.1%
  BP Amoco, ADR .....................      185,484       10,086
  Chevron ...........................      118,900       10,991
  Conoco, Cl B ......................      210,000        5,985
  Exxon Mobil .......................      211,381       17,611
  Royal Dutch Petroleum,
   NY Shares ........................      113,500        7,087
  Texaco ............................      160,100        9,196
  Ultramar Diamond Shamrock .........      234,400        6,080
                                                     ----------
                                                         67,036
                                                     ----------
PRINTING & PUBLISHING -- 1.0%
  Knight-Ridder# ....................       44,500        2,358
  New York Times, Cl A ..............       65,900        2,529
                                                     ----------
                                                          4,887
                                                     ----------
PROFESSIONAL SERVICES -- 2.8%
  Dun & Bradstreet ..................      169,900        5,224
  Halliburton .......................      174,900        8,920
                                                     ----------
                                                         14,144
                                                     ----------
REAL ESTATE INVESTMENT TRUSTS -- 3.7%
  Arden Realty ......................      267,600        6,155
  Developers Diversified Realty .....      170,700        2,464
  Duke-Weeks Realty# ................      271,700        5,859
  Kimco Realty# .....................       66,100        2,677
  Mack-Cali Realty ..................       71,700        1,936
                                                     ----------
                                                         19,091
                                                     ----------
RETAIL -- 3.0%
  Intimate Brands ...................      140,990        3,322
  May Department Stores .............      183,000        5,501
  Nordstrom .........................       88,200        2,216
  Sears Roebuck .....................      110,600        4,085
                                                     ----------
                                                         15,124
                                                     ----------

                                            NUMBER      VALUE
                                          OF SHARES     (000)
                                          ---------     -----
COMMON STOCK -- CONTINUED
SPECIALTY MACHINERY -- 1.6%
  Cooper Industries .................       84,100   $    2,817
  Hubbell, Cl B .....................       97,400        2,569
  Thomas & Betts ....................      105,900        3,005
                                                     ----------
                                                          8,391
                                                     ----------
STEEL & STEEL WORKS -- 0.3%
  Nucor .............................       40,200        1,563
                                                     ----------
TELEPHONE & TELECOMMUNICATION -- 8.7%
  AT&T ..............................      277,250        9,617
  Bell Atlantic .....................       83,940        4,438
  BellSouth .........................      188,100        8,782
  GTE ...............................      173,800       10,993
  SBC Communications ................      240,685       10,515
                                                     ----------
                                                         44,345
                                                     ----------
TOBACCO -- 0.7%
  UST ...............................      215,700        3,586
                                                     ----------
UTILITIES -- 0.3%
  American Water Works ..............       64,700        1,512
                                                     ----------
TOTAL COMMON STOCK
   (Cost $431,963) ..............................       491,364
                                                     ----------
PREFERRED STOCK -- 1.7%
FINANCIAL SERVICES -- 1.3%
  American General Delaware,
   CV to 1.2288 Shares ..............       81,795        6,462
                                                     ----------
PAPER & FOREST PRODUCTS -- 0.4%
  International Paper,
   CV to .9259 Shares* ..............       46,386        1,919
                                                     ----------
TOTAL PREFERRED STOCK
   (Cost $8,040) ................................         8,381
                                                     ----------
CASH EQUIVALENT -- 2.0%
  Fidelity Domestic Money Market
    Fund ............................   10,325,576       10,326
                                                     ----------
TOTAL CASH EQUIVALENT
   (Cost $10,326) ...............................        10,326
                                                     ----------
TOTAL INVESTMENTS -- 99.9%
   (Cost $450,329) ..............................       510,071
                                                     ==========
OTHER ASSETS AND LIABILITIES,
   NET -- 0.1% ..................................           596
                                                     ----------

                             See Accompanying Notes

                            STATEMENT OF NET ASSETS
                            ARMADA EQUITY INCOME FUND
================================================================================

MAY 31, 2000
                                                       VALUE
                                                       (000)
                                                    ----------
NET ASSETS:
  Portfolio Shares of Class I (unlimited
   authorization -- no par value) based on
   31,207,702 outstanding shares of
   beneficial interest ...........................   $427,269
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   566,935 outstanding shares of
   beneficial interest ...........................      9,657
  Portfolio Shares of Class B (unlimited
   authorization -- no par value) based on
   85,214 outstanding shares of
   beneficial interest ...........................      1,438
  Portfolio Shares of Class C (unlimited
   authorization -- no par value) based on
   6,623 outstanding shares
   of beneficial interest ........................        103
  Undistributed net investment income ............      2,389
  Accumulated net realized gain
   on investments ................................     10,069
  Net unrealized appreciation on investments .....     59,742
                                                     --------
TOTAL NET ASSETS -- 100.0% .......................   $510,667
                                                     ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CLASS I ..............................     $16.03
                                                     ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A ....................     $16.00
                                                     ========
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($16.00 / 94.5%) .............     $16.93
                                                     ========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B ....................     $15.93
                                                     ========
NET ASSET VALUE AND OFFERING
   PRICE PER SHAR -- CLASS C .....................     $15.93
                                                     ========

---------------------------------------
* NON-INCOME PRODUCING SECURITY.
# SECURITY FULLY OR PARTIALLY ON LOAN.
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS
CV--CONVERTIBLE

                             See Accompanying Notes

                            STATEMENT OF NET ASSETS
                            ARMADA EQUITY INDEX FUND
================================================================================

MAY 31, 2000
                                                  NUMBER    VALUE
                                                OF SHARES   (000)
                                                ---------   -----
COMMON STOCK -- 93.6%
AEROSPACE -- 0.5%
  General Dynamics ...........................     5,567   $   329
  Lockheed Martin ............................    11,077       271
  Northrop Grumman# ..........................     1,947       149
  Raytheon, Cl B .............................     9,464       222
  United Technologies ........................    13,549       819
                                                           -------
                                                             1,790
                                                           -------
AIR TRANSPORTATION -- 0.3%
  AMR* .......................................     4,253       121
  Delta Air Lines ............................     4,030       207
  FedEx* .....................................     8,331       295
  Southwest Airlines .........................    14,135       271
  US Airways* ................................     1,993        85
                                                           -------
                                                               979
                                                           -------
AIRCRAFT -- 0.3%
  Boeing .....................................    24,676       964
                                                           -------
APPAREL/TEXTILES -- 0.1%
  Liz Claiborne ..............................     1,731        68
  Russell ....................................       902        20
  Springs Industries, Cl A ...................       471        22
  Vanity Fair ................................     3,345        96
                                                           -------
                                                               206
                                                           -------
ATHLETIC FOOTWEAR -- 0.1%
  Nike, Cl B .................................     7,906       339
                                                           -------
AUTOMOTIVE -- 1.1%
  Dana .......................................     4,665       120
  Delphi# ....................................    15,850       286
  Eaton ......................................     2,008       146
  Ford .......................................    33,963     1,649
  General Motors# ............................    18,122     1,280
  Genuine Parts# .............................     5,038       120
  Navistar International* ....................     1,887        61
  Paccar .....................................     2,197        92
  TRW ........................................     3,396       165
                                                           -------
                                                             3,919
                                                           -------
BANKS -- 5.1%
  Amsouth ....................................    11,070       200
  Bank of America ............................    48,711     2,707
  Bank of New York ...........................    20,614       968
  Bank One ...................................    33,221     1,098
  BB&T .......................................     8,621       253
  Chase Manhattan ............................    23,446     1,751
  Comerica ...................................     4,384       222
  Fifth Third Bancorp ........................     8,651       588
  First Union ................................    26,454       931
  Firstar ....................................    27,683       708
  Fleet Boston Financial .....................    25,928       980
  Golden West Financial ......................     4,674       195


                                                  NUMBER    VALUE
                                                OF SHARES   (000)
                                                ---------   -----
COMMON STOCK-- CONTINUED
BANKS-- CONTINUED
  Huntington Bancshares ......................     6,469   $   125
  Keycorp ....................................    12,607       265
  MBNA .......................................    22,493       627
  Mellon Financial ...........................    14,494       559
  National City ..............................    17,361       347
  Northern Trust .............................     6,260       412
  Old Kent Financial .........................     3,509       117
  PNC Financial Services Group ...............     8,651       436
  Regions Financial ..........................     6,347       144
  Southtrust .................................     4,693       127
  State Street ...............................     4,538       506
  Summit Bancorp .............................     4,996       143
  SunTrust# ..................................     9,047       541
  Synovus ....................................     7,508       150
  U.S. Bancorp ...............................    20,574       535
  Union Planters .............................     4,034       126
  Wachovia ...................................     5,667       392
  Washington Mutual ..........................    16,268       468
  Wells Fargo ................................    46,354     2,098
                                                           -------
                                                            18,719
                                                           -------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 0.7%
  Clear Channel
   Communications*# ..........................     9,462       708
  Interpublic Group of
   Companies# ................................     7,929       340
  Mediaone Group* ............................    16,950     1,132
  Omnicom Group ..............................     4,979       418
  Young & Rubicam* ...........................     2,027        97
                                                           -------
                                                             2,695
                                                           -------
BUILDING & CONSTRUCTION -- 0.1%
  Fluor ......................................     2,126        69
  Pulte ......................................     1,212        27
  Vulcan Materials ...........................     2,806       131
                                                           -------
                                                               227
                                                           -------
BUILDING & CONSTRUCTION SUPPLIES -- 0.1%
  Centex .....................................     1,676        35
  Masco ......................................    12,376       244
  McDermott International ....................     1,663        17
  Owens Corning ..............................     1,538        24
  Sherwin Williams ...........................     4,790       111
                                                           -------
                                                               431
                                                           -------
BUSINESS SERVICES -- 1.3%
  Autodesk ...................................     1,628        61
  Automatic Data Processing ..................    17,279       949


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                            ARMADA EQUITY INDEX FUND
================================================================================

MAY 31, 2000
                                              NUMBER    VALUE
                                            OF SHARES   (000)
                                            ---------   -----
COMMON STOCK -- CONTINUED
BUSINESS SERVICES -- CONTINUED
  Cabletron Systems* ....................     4,805   $   110
  Cendant* ..............................    20,324       269
  Ceridian* .............................     4,062        98
  Computer Associates
   International ........................    15,061       776
  Computer Sciences* ....................     4,409       423
  Compuware*# ...........................    10,010       102
  Deluxe ................................     2,138        53
  Ecolab ................................     3,631       139
  Electronic Data Systems ...............    12,931       832
  First Data ............................    12,159       682
  Novell* ...............................     9,423        78
  Parametric Technology* ................     7,553        80
  Peoplesoft* ...........................     6,513        90
  Shared Medical Systems ................       747        54
                                                      -------
                                                        4,796
                                                      -------
CABLE TELEVISION -- 0.3%
  Comcast, Cl A Special* ................    24,141       914
                                                      -------
CANNED SPECIALTIES -- 0.1%
  Campbell Soup .........................    12,258       380
                                                      -------
CHEMICALS -- 1.5%
  Air Products & Chemicals ..............     6,433       223
  Avery Dennison ........................     3,198       196
  Dow Chemical ..........................     6,184       662
  E.I. DuPont de Nemours ................    28,989     1,420
  Eastman Chemical ......................     2,195       100
  FMC* ..................................       907        55
  Great Lakes Chemical ..................     1,652        46
  Hercules ..............................     2,972        49
  Pharmacia .............................    34,507     1,792
  PPG Industries ........................     4,868       241
  Praxair ...............................     4,477       188
  Rohm & Haas ...........................     6,097       208
  Union Carbide .........................     3,728       204
  W.R. Grace & Company* .................     1,989        25
                                                      -------
                                                        5,409
                                                      -------
COMBINATION UTILITIES -- 0.2%
  Entergy ...............................     6,924       201
  PECO Energy ...........................     5,245       230
  PG&E ..................................    10,772       279
                                                      -------
                                                          710
                                                      -------
COMMUNICATIONS EQUIPMENT -- 3.4%
  ADC Telecommunications* ...............     7,651       514
  Andrew* ...............................     2,302        81
  ITT Industries ........................     2,466        85
  Lucent Technologies ...................    89,415     5,130



                                              NUMBER    VALUE
                                            OF SHARES   (000)
                                            ---------   -----
COMMON STOCK-- CONTINUED
COMMUNICATIONS EQUIPMENT -- CONTINUED
  Nortel Networks .......................    80,750   $ 4,386
  Qualcomm* .............................    20,626     1,369
  Scientific-Atlanta ....................     4,240       239
  Tellabs* ..............................    10,851       705
                                                      -------
                                                       12,509
                                                      -------
COMPUTER COMMUNICATIONS EQUIPMENT -- 0.1%
  3Com* .................................    10,188       426
  Adaptec* ..............................     2,914        57
                                                      -------
                                                          483
                                                      -------
COMPUTER HARDWARE -- 5.2%
  Cisco Systems* ........................   191,320    10,893
  Comverse Technology* ..................     4,106       375
  EMC* ..................................    28,794     3,349
  Gateway*# .............................     8,745       433
  Seagate Technology* ...................     6,426       373
  Silicon Graphics* .....................     5,357        35
  Sun Microsystems* .....................    44,123     3,381
  Unisys* ...............................     8,536       232
                                                      -------
                                                       19,071
                                                      -------
COMPUTER SERVICES -- 0.3%
  Network Appliance* ....................     8,200       529
  Solectron*# ...........................    16,588       548
                                                      -------
                                                        1,077
                                                      -------
COMPUTER SOFTWARE -- 4.9%
  Adobe Systems .........................     3,445       388
  BMC Software* .........................     6,675       294
  Citrix Systems*# ......................     5,106       269
  Microsoft* ............................   145,841     9,124
  Oracle* ...............................    79,254     5,696
  Siebel Systems* .......................     6,073       711
  Veritas Software*# ....................    10,897     1,270
                                                      -------
                                                       17,752
                                                      -------
COMPUTERS -- 3.7%
  Apple Computer*# ......................     4,513       379
  Compaq Computer .......................    47,691     1,252
  Dell Computer* ........................    71,282     3,074
  Hewlett Packard .......................    28,344     3,405
  International Business
   Machines .............................    50,833     5,455
                                                      -------
                                                       13,565
                                                      -------
CONTAINERS & PACKAGING -- 0.1%
  Ball ..................................       855        25
  Crown Cork & Seal .....................     3,439        59
  Newell Rubbermaid# ....................     7,907       208


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                            ARMADA EQUITY INDEX FUND
================================================================================

MAY 31, 2000
                                       NUMBER    VALUE
                                     OF SHARES   (000)
                                     ---------   -----
COMMON STOCK -- CONTINUED
CONTAINERS & PACKAGING -- CONTINUED
  Owens-Illinois* .................     4,442   $    50
                                                -------
                                                    342
                                                -------
DIVERSIFIED MANUFACTURING -- 4.8%
  Emerson Electric ................    12,190       719
  General Electric ................   276,039    14,527
  Honeywell International .........    22,113     1,209
  Minnesota Mining &
   Manufacturing ..................    11,317       970
                                                -------
                                                 17,425
                                                -------
DRUGS & HEALTH CARE -- 8.2%
  Abbott Laboratories .............    42,483     1,729
  Alza*# ..........................     2,844       145
  American Home Products ..........    36,668     1,975
  Amgen* ..........................    28,594     1,819
  Biogen* .........................     3,972       216
  Bristol-Myers Squibb ............    55,747     3,070
  Johnson & Johnson ...............    38,793     3,472
  Lilly (Eli) .....................    30,687     2,336
  Merck ...........................    65,902     4,918
  Millipore .......................     1,259        91
  Pfizer ..........................   108,755     4,846
  Schering-Plough .................    41,184     1,992
  Warner-Lambert ..................    23,930     2,922
  Watson Pharmaceuticals* .........     2,685       118
                                                -------
                                                 29,649
                                                -------
ELECTRICAL SERVICES -- 1.6%
  AES*# ...........................     5,408       472
  Ameren ..........................     3,849       141
  American Electric Power .........     5,416       193
  Carolina Power & Light ..........     4,477       154
  Central & South West ............     5,966       124
  Cinergy .........................     4,457       119
  CMS Energy ......................     3,340        76
  Consolidated Edison .............     6,200       202
  Constellation Energy Group ......     4,195       144
  Dominion Resources ..............     6,340       290
  DTE Energy ......................     4,069       141
  Duke Energy .....................    10,227       596
  Edison International ............     9,741       208
  First Energy ....................     6,575       165
  Florida Progress ................     2,755       137
  FPL Group .......................     5,029       249
  GPU .............................     3,544       100
  Molex ...........................     6,176       301
  New Century Energies ............     3,229       109
  Niagara Mohawk Holdings* ........     5,257        77
  Northern States Power ...........     4,319        96
  Pinnacle West Capital ...........     2,379        85


                                       NUMBER    VALUE
                                     OF SHARES   (000)
                                     ---------   -----
COMMON STOCK -- CONTINUED
ELECTRICAL SERVICES -- CONTINUED
  PPL .............................     4,597   $   109
  Public Service Enterprise .......     6,158       229
  Reliant Energy ..................     8,300       237
  Sempra Energy ...................     6,743       127
  Southern ........................    19,290       500
  TXU .............................     7,755       277
  Unicom ..........................     6,095       254
                                                -------
                                                  5,912
                                                -------
ENTERTAINMENT -- 0.7%
  Mirage Resorts* .................     5,653       118
  Walt Disney .....................    57,858     2,441
                                                -------
                                                  2,559
                                                -------
ENVIRONMENTAL SERVICES -- 0.1%
  Allied Waste Industries* ........     5,284        54
  Waste Management ................    17,368       354
                                                -------
                                                    408
                                                -------
FINANCIAL SERVICES -- 5.0%
  American Express ................    37,875     2,038
  Associates First Capital, Cl A ..    20,424       560
  Bear Stearns ....................     3,467       137
  Capital One .....................     5,544       262
  Charles Schwab ..................    34,372       988
  Citigroup .......................    94,817     5,896
  Countrywide Credit ..............     3,165        97
  Equifax .........................     4,061       112
  Fannie Mae ......................    28,756     1,729
  Franklin Resources ..............     7,074       212
  Freddie Mac .....................    19,503       868
  Household International .........    13,532       636
  J.P. Morgan .....................     4,954       638
  Lehman Brothers .................     3,360       259
  Merrill Lynch ...................    10,354     1,021
  Morgan Stanley, Dean Witter,
   Discover .......................    31,201     2,245
  Painewebber Group ...............     4,119       185
  SLM Holding .....................     4,537       153
  T. Rowe Price ...................     3,643       139
                                                -------
                                                 18,175
                                                -------
FOOD & BEVERAGE -- 3.3%
  Adolph Coors, Cl B ..............     1,032        58
  Anheuser Busch ..................    13,143     1,019
  Archer-Daniels-Midland ..........    17,437       208
  Bestfoods .......................     7,825       505
  Brown-Forman, Cl B ..............     1,922       112
  Coca Cola .......................    69,263     3,697
  Coca-Cola Enterprises ...........    11,917       204
  Conagra .........................    13,647       315
  General Mills ...................     8,597       341


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                            ARMADA EQUITY INDEX FUND
================================================================================

MAY 31, 2000
                                             NUMBER    VALUE
                                           OF SHARES   (000)
                                           ---------   -----
COMMON STOCK -- CONTINUED
FOOD & BEVERAGE -- CONTINUED
  H.J. Heinz ...........................    10,055   $   394
  Hershey Foods ........................     3,928       204
  Kellogg ..............................    11,365       345
  Nabisco Group Holdings ...............     9,150       200
  PepsiCo ..............................    41,107     1,673
  Quaker Oats ..........................     3,754       276
  Ralston Purina .......................     9,301       173
  Sara Lee .............................    25,282       455
  Seagram ..............................    12,120       578
  Unilever, NY Shares ..................    16,036       815
  Wm. Wrigley, Jr ......................     3,267       262
                                                     -------
                                                      11,834
                                                     -------
FURNITURE/HOME APPLIANCE -- 0.0%
  National Service Industries ..........     1,132        25
                                                     -------
GAMES, TOYS & CHILDREN'S VEHICLES -- 0.1%
  Hasbro ...............................     5,473        90
  Mattel ...............................    11,783       160
                                                     -------
                                                         250
                                                     -------
GAS & NATURAL GAS -- 0.7%
  Columbia Energy Group ................     2,310       149
  Eastern Enterprises ..................       751        46
  El Paso Energy .......................     6,466       333
  Enron ................................    20,004     1,458
  Nicor ................................     1,324        49
  ONEOK ................................       887        26
  Peoples Energy .......................       996        34
  Williams .............................    12,175       506
                                                     -------
                                                       2,601
                                                     -------
GLASS PRODUCTS -- 0.4%
  Corning ..............................     7,706     1,491
                                                     -------
HANDTOOLS & GENERAL HARDWARE -- 0.1%
  Fortune Brands .......................     4,696       125
  Snap-On Tools ........................     1,927        50
  Stanley Works ........................     2,487        67
                                                     -------
                                                         242
                                                     -------

HOTELS & LODGING -- 0.1%
  Harrah's Entertainment* ..............     3,597        71
  Hilton Hotels ........................     5,746        49
  Marriott International, Cl A .........     6,979       253
                                                     -------
                                                         373
                                                     -------
HOUSEHOLD FURNITURE & FIXTURES -- 0.0%
  Leggett & Platt ......................     5,963       120
                                                     -------
HOUSEHOLD PRODUCTS -- 1.1%
  Clorox ...............................     6,616       262
  Colgate Palmolive ....................    16,360       861



                                             NUMBER    VALUE
                                           OF SHARES   (000)
                                           ---------   -----
COMMON STOCK -- CONTINUED
HOUSEHOLD PRODUCTS -- CONTINUED
  Danaher ..............................     3,986   $   192
  Maytag ...............................     2,483        81
  Procter & Gamble .....................    36,590     2,433
  Whirlpool ............................     2,127       121
                                                     -------
                                                       3,950
                                                     -------
INFORMATION RETRIEVAL SERVICES -- 1.4%
  America Online* ......................    63,815     3,382
  Yahoo!* ..............................    14,791     1,672
                                                     -------
                                                       5,054
                                                     -------
INSTRUMENTS & CONTROLS -- 0.0%
  Johnson Controls .....................     2,393       136
                                                     -------
INSURANCE -- 3.1%
  Aetna ................................     3,847       257
  Aflac ................................     7,455       385
  Allstate .............................    22,309       591
  American General .....................     7,014       449
  American International Group .........    43,432     4,889
  Aon ..................................     7,181       252
  Chubb ................................     4,946       346
  Cigna ................................     4,961       441
  Cincinnati Financial .................     4,643       186
  Conseco ..............................     9,175        57
  Hartford Financial ...................     6,395       378
  Humana* ..............................     4,704        26
  Jefferson-Pilot ......................     2,965       203
  Lincoln National .....................     5,618       218
  Loews ................................     3,037       200
  Marsh & McLennan .....................     7,374       812
  MBIA .................................     2,808       162
  MGIC Investment ......................     3,104       154
  Progressive ..........................     2,045       192
  Providian Financial ..................     3,977       354
  Safeco ...............................     3,697        91
  St. Paul .............................     6,351       238
  Torchmark ............................     3,752       102
  UnumProvident ........................     6,683       152
                                                     -------
                                                      11,135
                                                     -------
LEASING & RENTING -- 0.0%
  Ryder System .........................     1,982        38
                                                     -------
LEISURE & RECREATIONAL PRODUCTS -- 0.0%
  Brunswick ............................     2,584        50
                                                     -------
MACHINERY -- 0.5%
  Baker Hughes .........................     9,221       334
  Black & Decker .......................     2,444        89
  Briggs & Stratton ....................       655        26
  Caterpillar ..........................     9,975       382
  Crane ................................     1,920        51
  Cummins Engine .......................     1,182        38
  Deere ................................     6,556       272


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                            ARMADA EQUITY INDEX FUND
================================================================================

MAY 31, 2000
                                          NUMBER    VALUE
                                        OF SHARES   (000)
                                        ---------   -----
COMMON STOCK -- CONTINUED
MACHINERY -- CONTINUED
  Dover ...............................    5,905   $  275
  Ingersoll Rand ......................    4,651      212
  Milacron ............................      975       15
  NACCO Industries, Cl A ..............      215        8
  Pall ................................    3,481       73
  Parker-Hannifin .....................    3,001      125
  Timken ..............................    1,737       33
                                                   ------
                                                    1,933
                                                   ------
MEASURING DEVICES -- 0.1%
  Mallinckrodt ........................    2,009       58
  PE Biosystems .......................    5,697      316
  Tektronix ...........................    1,309       70
  Thermo Electron* ....................    4,426       82
                                                   ------
                                                      526
                                                   ------
MEDICAL & MEDICAL SERVICES -- 1.4%
  Allergan ............................    3,708      255
  Bausch & Lomb .......................    1,606      112
  Baxter International ................    8,170      543
  Becton Dickinson ....................    7,022      205
  Biomet ..............................    3,149      114
  Boston Scientific* ..................   11,589      297
  C.R. Bard ...........................    1,438       66
  Guidant*# ...........................    8,412      426
  HCA-- Healthcare ....................   15,841      428
  Healthsouth* ........................   11,995       77
  Manor Care* .........................    3,046       22
  Medtronic ...........................   32,654    1,686
  St. Jude Medical ....................    2,382       86
  Tenet Healthcare* ...................    8,701      223
  Unitedhealth Group ..................    4,907      366
  Wellpoint Health Networks* ..........    1,873      136
                                                   ------
                                                    5,042
                                                   ------
METALS & MINING -- 0.3%
  Alcan Aluminum ......................    6,424      211
  Alcoa ...............................   12,154      710
  Freeport-McMoRan Copper
   & Gold, Cl B .......................    4,586       42
  Newmont Mining ......................    4,699      108
  Phelps Dodge ........................    2,455      110
  USX-U.S. Steel Group ................    2,479       56
                                                   ------
                                                    1,237
                                                   ------
MISCELLANEOUS BUSINESS SERVICES -- 0.1%
  NCR* ................................    3,025      128
  Sapient* ............................    2,300      230
                                                   ------
                                                      358
                                                   ------

                                          NUMBER    VALUE
                                        OF SHARES   (000)
                                        ---------   -----
COMMON STOCK -- CONTINUED
MISCELLANEOUS MANUFACTURING -- 0.8%
  Illinois Tool Works .................    8,562   $  497
  Textron .............................    4,230      265
  Tyco International ..................   46,753    2,200
                                                   ------
                                                    2,962
                                                   ------
MOTORCYCLE & MOTOR SCOOTER -- 0.1%
  Harley-Davidson .....................    9,058      337
                                                   ------
OFFICE & BUSINESS EQUIPMENT -- 0.3%
  Lexmark International, Cl A* ........    3,627      253
  Pitney Bowes ........................    7,534      328
  Xerox ...............................   18,587      504
                                                   ------
                                                    1,085
                                                   ------
OFFICE FURNITURE & FIXTURES -- 0.0%
  IKON Office Solutions ...............    4,184       21
                                                   ------
OIL FIELD SERVICES -- 0.2%
  Halliburton .........................   12,372      631
                                                   ------
OIL & GAS EXTRACTION -- 0.1%
  USX Marathon ........................    8,636      235
                                                   ------
PAPER & FOREST PRODUCTS -- 0.7%
  Bemis ...............................    1,468       50
  Boise Cascade .......................    1,601       47
  Champion International ..............    2,690      196
  Fort James ..........................    6,257      142
  Georgia Pacific .....................    4,818      158
  International Paper .................   11,596      404
  Kimberly-Clark ......................   14,804      896
  Louisiana-Pacific ...................    3,024       34
  Mead ................................    2,868       88
  Pactiv* .............................    4,769       43
  Potlatch ............................      811       31
  Temple-Inland .......................    1,566       78
  Westvaco ............................    2,809       85
  Weyerhaeuser ........................    5,227      259
  Willamette Industries ...............    3,130      102
                                                   ------
                                                    2,613
                                                   ------
PERSONAL CARE -- 0.4%
  Avon ................................    7,545      312
  Gillette ............................   30,592    1,021
  International Flavors &
   Fragrances .........................    2,991      102
                                                   ------
                                                    1,435
                                                   ------
PETROLEUM & FUEL PRODUCTS -- 0.9%
  Amerada Hess ........................    2,539      169
  Anadarko Petroleum ..................    3,573      190
  Apache ..............................    3,191      194
  Burlington Resources ................    4,485      205


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                            ARMADA EQUITY INDEX FUND
================================================================================

MAY 31, 2000
                                          NUMBER    VALUE
                                        OF SHARES   (000)
                                        ---------   -----
COMMON STOCK -- CONTINUED
PETROLEUM & FUEL PRODUCTS -- CONTINUED
  Kerr-McGee# .......................................     2,331   $   139
  Occidental Petroleum ..............................     9,543       226
  Phillips Petroleum ................................     7,105       407
  Rowan Companies* ..................................     2,222        69
  Schlumberger ......................................    15,336     1,128
  Transocean Sedco Forex ............................     5,567       274
  Union Pacific Resources ...........................     7,064       167
                                                                  -------
                                                                    3,168
                                                                  -------
PETROLEUM REFINING -- 4.4%
  Ashland ...........................................     2,025        71
  Chevron ...........................................    18,400     1,701
  Coastal ...........................................     5,985       367
  Conoco, Cl B ......................................    17,605       502
  Exxon Mobil .......................................    97,211     8,099
  Royal Dutch Petroleum,
   NY Shares ........................................    60,156     3,756
  Sunoco# ...........................................     2,542        82
  Texaco ............................................    15,502       890
  Tosco .............................................     4,378       134
  Unocal ............................................     6,799       261
                                                                  -------
                                                                   15,863
                                                                  -------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.2%
  Eastman Kodak .....................................     8,890       531
  Polaroid ..........................................     1,244        24
                                                                  -------
                                                                      555
                                                                  -------
PRECIOUS METALS -- 0.1%
  Barrick Gold# .....................................    10,887       197
  Homestake Mining ..................................     7,299        49
  Placer Dome .......................................     9,132        75
                                                                  -------
                                                                      321
                                                                  -------
PRINTING & PUBLISHING -- 2.0%
  American Greetings, Cl A ..........................     1,926        36
  Dow Jones .........................................     2,566       174
  Gannett ...........................................     7,859       509
  Knight-Ridder .....................................     2,237       119
  McGraw-Hill .......................................     5,529       284
  Meredith ..........................................     1,459        44
  New York Times, Cl A ..............................     4,920       189
  R.R. Donnelley & Sons .............................     3,597        89
  Time Warner# ......................................    36,373     2,871
  Times Mirror, Cl A ................................     1,992       192
  Tribune ...........................................     6,642       256
  Viacom, Cl B* .....................................    42,745     2,650
                                                                  -------
                                                                    7,413
                                                                  -------

                                                         NUMBER    VALUE
                                                       OF SHARES   (000)
                                                       ---------   -----
COMMON STOCK -- CONTINUED
PROFESSIONAL SERVICES -- 0.2%
  Dun & Bradstreet ..................................     4,519   $   139
  H & R Block .......................................     2,736        84
  IMS Health ........................................     8,837       146
  Paychex ...........................................    10,338       362
  Perkinelmer .......................................     1,282        67
                                                                  -------
                                                                      798
                                                                  -------
RAILROADS -- 0.3%
  Burlington Northern Santa Fe ......................    13,140       310
  Kansas City Southern ..............................     3,100       208
  Norfolk Southern ..................................    10,673       190
  Union Pacific .....................................     6,943       294
                                                                  -------
                                                                    1,002
                                                                  -------
REAL ESTATE -- 0.0%
  Kaufman & Broad Home# .............................     1,347        23
                                                                  -------
RESTAURANTS -- 0.4%
  Darden Restaurants ................................     3,715        64
  McDonald's ........................................    38,013     1,361
  Tricon Global Restaurants* ........................     4,308       126
  Wendy's International .............................     3,431        67
                                                                  -------
                                                                    1,618
                                                                  -------
RETAIL -- 5.5%
  Alberto-Culver, Cl B ..............................     1,522        40
  Albertson's .......................................    11,753       430
  Autozone* .........................................     4,231       118
  Bed Bath & Beyond* ................................     3,916       144
  Best Buy* .........................................     5,699       365
  Circuit City ......................................     5,607       279
  Consolidated*# ....................................     3,082        40
  Costco Wholesale* .................................    12,367       395
  CVS# ..............................................    10,988       478
  Dillards, Cl A ....................................     2,995        45
  Dollar General ....................................     7,238       127
  Federated Department Stores* ......................     5,834       225
  Gap ...............................................    24,072       844
  Great Atlantic & Pacific Tea ......................     1,075        20
  Harcourt General ..................................     1,995        79
  Home Depot ........................................    64,613     3,154
  J.C. Penney .......................................     7,435       135
  Kmart* ............................................    13,850       118
  Kohls* ............................................     9,130       472
  Kroger* ...........................................    23,239       462
  Limited ...........................................    11,996       289
  Longs Drug Stores .................................     1,101        22
  Lowe's ............................................    10,692       498
  May Department Stores .............................     9,374       282
  Nordstrom .........................................     3,957        99
  Office Depot*# ....................................    11,079        78
  Radioshack ........................................     5,420       230

                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                            ARMADA EQUITY INDEX FUND
================================================================================

MAY 31, 2000
                                         NUMBER    VALUE
                                       OF SHARES   (000)
                                       ---------   -----
COMMON STOCK -- CONTINUED
RETAIL -- CONTINUED
  Rite Aid ..........................     7,264   $    50
  Safeway* ..........................    14,334       661
  Sears Roebuck .....................    10,702       395
  Staples* ..........................    13,045       192
  Target ............................    12,421       779
  TJX Companies .....................     9,005       195
  Toys `R' Us* ......................     6,981       110
  Wal-Mart ..........................   124,845     7,194
  Walgreen ..........................    28,152       799
  Winn Dixie Stores .................     4,169        66
                                                  -------
                                                   19,909
                                                  -------
RUBBER & PLASTIC -- 0.1%
  Armstrong Holdings ................     1,125        19
  B.F. Goodrich .....................     3,076       109
  Cooper Tire & Rubber ..............     2,128        26
  Goodyear Tire & Rubber ............     4,383       109
  Reebok International ..............     1,574        22
  Sealed Air* .......................     2,347       131
  Tupperware ........................     1,616        36
                                                  -------
                                                      452
                                                  -------
SEMI-CONDUCTORS/INSTRUMENTS -- 6.3%
  Advanced Micro Devices* ...........     4,131       336
  Altera*# ..........................     5,965       512
  American Power Conversion* ........     5,200       184
  Analog Devices* ...................    10,388       800
  Applied Materials* ................    20,992     1,753
  Conexant Systems*# ................     6,097       229
  Intel .............................    93,617    11,673
  KLA-Tencor* .......................     4,902       243
  Linear Technology .................     8,123       480
  LSI Logic*# .......................     8,236       434
  Maxim Integrated Products*# .......     7,712       489
  Micron Technology*# ...............    15,096     1,056
  National Semiconductor* ...........     4,668       251
  Teradyne* .........................     5,236       450
  Texas Instruments .................    45,398     3,280
  Xilinx* ...........................     9,530       725
                                                  -------
                                                   22,895
                                                  -------
SPECIALTY CHEMICALS -- 0.0%
  Sigma Aldrich .....................     2,830        94
                                                  -------
SPECIALTY MACHINERY -- 0.1%
  Cooper Industries .................     2,655        89
  Rockwell International ............     5,381       221
  Thomas & Betts ....................     1,586        45
                                                  -------
                                                      355
                                                  -------

                                          NUMBER    VALUE
                                        OF SHARES   (000)
                                        ---------   -----
COMMON STOCK -- CONTINUED
STEEL & STEEL WORKS -- 0.1%
  Allegheny Technologies ............     2,693   $    61
  Bethlehem Steel* ..................     3,666        14
  Engelhard .........................     3,533        62
  Inco ..............................     5,386        88
  Nucor .............................     2,451        95
  Worthington Industries ............     2,610        32
                                                  -------
                                                      352
                                                  -------
TELEPHONE & TELECOMMUNICATION -- 6.8%
  Alltel ............................     8,456       553
  AT&T ..............................    89,657     3,110
  Bell Atlantic# ....................    43,560     2,303
  BellSouth .........................    52,931     2,471
  Centurytel# .......................     3,912       106
  Global Crossing* ..................    21,668       543
  GTE ...............................    27,632     1,748
  Motorola ..........................    19,802     1,856
  Nextel, Cl A* .....................    10,197       945
  SBC Communications ................    95,812     4,186
  Sprint (FON Group) ................    24,289     1,469
  Sprint (PCS )*# ...................    24,896     1,382
  US West ...........................    14,149     1,019
  Worldcom* .........................    78,467     2,952
                                                  -------
                                                   24,643
                                                  -------
TESTING LABORATORIES -- 0.0%
  Quintiles Transnational* ..........     3,536        52
                                                  -------
TOBACCO -- 0.5%
  Philip Morris .....................    67,349     1,759
  UST ...............................     4,922        82
                                                  -------
                                                    1,841
                                                  -------
TRANSPORTATION SERVICES -- 0.1%
  CSX ...............................     6,099       133
  Sabre Holdings ....................     3,366        97
                                                  -------
                                                      230
                                                  -------
TRAVEL -- 0.1%
  Carnival, Cl A ....................    17,164       466
                                                  -------
WHOLESALE -- 0.3%
  Cardinal Health ...................     7,547       490
  McKesson HBOC .....................     7,888       130
  Supervalu .........................     3,887        81
  Sysco .............................     9,305       390
  W.W. Grainger .....................     2,618       105
                                                  -------
                                                    1,196
                                                  -------
TOTAL COMMON STOCK
   (Cost $276,258) ............................   340,365
                                                  -------

                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                            ARMADA EQUITY INDEX FUND
================================================================================

MAY 31, 2000
                                          NUMBER       VALUE
                                        OF SHARES      (000)
                                        ---------      -----
REGISTERED INVESTMENT COMPANY -- 4.9%
  S&P Depository Receipt#                125,200     $ 17,837
                                                     --------
TOTAL REGISTERED INVESTMENT COMPANY
(Cost $16,924) ................................        17,837
                                                     --------
CASH EQUIVALENT -- 1.5%
  Goldman Sachs Financial Square
    Prime Obligation Money Market
    Fund ............................. 5,504,236        5,504
                                                     --------
TOTAL CASH EQUIVALENT
   (Cost $5,504) ..............................         5,504
                                                     --------
TOTAL INVESTMENTS -- 100.0%
   (Cost $298,686) ............................       363,706
                                                     ========
OTHER ASSETS AND LIABILITIES,
   NET -- 0.0% ................................           (15)
                                                     --------
NET ASSETS:
  Portfolio Shares of Class I (unlimited
   authorization -- no par value) based on
   28,943,216 outstanding shares of
   beneficial interest ........................       300,485
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   675,278 outstanding shares of
   beneficial interest ........................         7,673
  Portfolio Shares of Class B (unlimited
   authorization -- no par value) based on
   42,923 outstanding shares of
   beneficial interest ........................           527
  Portfolio Shares of Class C (unlimited
   authorization -- no par value) based on
   22,705 outstanding shares of
   beneficial interest ........................           281
  Undistributed net investment income .........           695
  Accumulated net realized loss
   on investments .............................       (11,180)
  Net unrealized appreciation on investments
   and futures ................................        65,210
                                                     --------
TOTAL NET ASSETS -- 100.0% ....................      $363,691
                                                     ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CLASS I ...........................        $12.25
                                                     ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A .................        $12.22
                                                     ========
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($12.22 / 96.25%) .........        $12.70
                                                     ========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B .................        $12.20
                                                     ========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C .................        $12.20
                                                     ========

------------------------------------------------
* NON-INCOME PRODUCING SECURITY.
# SECURITY FULLY OR PARTIALLY ON LOAN.
CL--CLASS



                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                        ARMADA INTERNATIONAL EQUITY FUND
================================================================================

MAY 31, 2000

                                             NUMBER           VALUE
                                            OF SHARES         (000)
                                            ---------         -----
FOREIGN COMMON STOCK -- 95.8%
AUSTRALIA -- 1.0%
  National Australia Bank*# ...........      281,444         $ 4,209
  National Australia Bank, ADR ........        4,000             297
                                                             -------
                                                               4,506
                                                             -------
AUSTRIA -- 0.8%
  Mayr Melnhof Karton* ................       74,803           3,576
                                                             -------
CANADA -- 0.5%
  Talisman Energy* ....................       60,400           1,959
                                                             -------
DENMARK -- 1.1%
  Novo-Nordisk, Series B ..............       27,642           4,600
                                                             -------
FINLAND -- 3.4%
  Nokia, ADR ..........................      235,922          12,268
  Sonera Oyj ..........................       44,006           2,240
                                                             -------
                                                              14,508
                                                             -------
FRANCE -- 18.3%
  Alcatel .............................      106,000           5,892
  Altran Technologies .................       17,999           4,066
  Aventis .............................       78,656           5,139
  Axa# ................................       54,621           8,089
  Bouygues* ...........................        4,752           2,957
  Castorama Dubois Investisse .........       46,090          11,707
  Coflexip Stena Offshore .............       16,913           1,988
  France Telecom ......................       24,543           3,600
  L'Oreal* ............................        5,600           3,876
  Luis Vuitton Moet-Hennessy* .........       10,159           4,163
  Societe Television Francaise ........        2,816           1,821
  STMicroelectronics# .................       35,220           2,109
  Thomson Multimedia* .................       40,689           4,252
  Total Fina Elf, ADR .................        9,219             728
  Total Fina Elf, Cl B# ...............       66,442          10,519
  Valeo ...............................       73,186           3,725
  Vivendi# ............................       39,335           4,240
                                                             -------
                                                              78,871
                                                             -------
GERMANY -- 8.7%
  Allianz*# ...........................       14,163           5,137
  Bayerishe Hypo-und
   Vereinsbank ........................       35,201           2,300
  Brainpool TV* .......................        5,333             490
  Consors Discount-Broker*# ...........       15,612           1,478
  Deutsche Bank# ......................       64,552           5,010
  Deutsche Telekom# ...................      140,206           8,805
  Epcos* ..............................       32,108           3,957
  Infineon Technologies*# .............       17,073           1,122
  Infineon Technologies, ADR* .........        2,562             161
  Muenchener Rueckversicher* ..........       12,178           3,596
  Siemens# ............................       36,867           5,487
                                                             -------
                                                              37,543
                                                             -------

                                             NUMBER           VALUE
                                            OF SHARES         (000)
                                            ---------         -----
FOREIGN COMMON STOCK -- CONTINUED
HONG KONG -- 3.5%
  Cheung Kong* ........................      220,926         $ 2,020
  China Telecom* ......................      550,942           4,119
  HSBC Holdings* ......................      223,462           2,466
  Hutchison Whampoa* ..................      315,422           3,643
  Johnson Electric Holdings* ..........      371,702           2,755
                                                             -------
                                                              15,003
                                                             -------
IRELAND -- 0.5%
  Parthus Technologies* ...............       39,200              96
  Ryanair Holdings* ...................      257,508           2,081
                                                             -------
                                                               2,177
                                                             -------
ITALY -- 4.7%
  Assicurazioni Generali# .............      118,181           3,578
  Bipop-Carire # ......................      321,310           2,930
  Bulgari* ............................      259,652           3,261
  Saipem* .............................      626,603           3,148
  Telecom Italia*# ....................      147,746           2,050
  Telecom Italia, ADR .................       19,700           2,736
  Telecom Italia Mobile*# .............      242,146           2,535
                                                             -------
                                                              20,238
                                                             -------
JAPAN -- 15.1%
  Canon* ..............................       53,000           2,440
  Chugai Pharmaceutical*# .............      362,019           6,198
  Fanuc ...............................       18,490           1,611
  Fuji Bank* ..........................      523,157           4,044
  NEC*# ...............................      269,364           6,824
  Nikko Securities ....................      194,861           1,805
  NTT Docomo* .........................          247           6,372
  Sanyo Electric ......................      398,000           2,940
  Sekisui House* ......................      418,047           4,066
  Seven-Eleven ........................       21,841           1,932
  SMC .................................       16,289           2,855
  Softbank# ...........................        3,506             537
  Softbank-- New ......................        7,011           1,051
  Sony*# ..............................       48,055           4,348
  Takeda Chemical Industries* .........      119,303           8,137
  Tokyo Electron ......................       20,448           2,789
  Toyota Motor* .......................      132,939           6,033
  Yahoo Japan* ........................            3             985
                                                             -------
                                                              64,967
                                                             -------
MEXICO -- 0.5%
  Cemex, ADR* .........................       95,258           2,018
                                                             -------
NETHERLANDS -- 7.0%
  Aegon ...............................       79,668           2,887
  Heineken*# ..........................       78,078           4,029
  ING Groep* ..........................       64,989           3,905
  Philips Electronics .................      176,764           7,929
  Qiagen* .............................        8,900           1,356

                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                        ARMADA INTERNATIONAL EQUITY FUND
================================================================================

MAY 31, 2000

                                      NUMBER       VALUE
                                     OF SHARES     (000)
                                     ---------     -----
FOREIGN COMMON STOCK -- CONTINUED
NETHERLANDS -- CONTINUED
  Royal Dutch Petroleum* ........      57,871   $   3,582
  Royal Dutch Petroleum,
   NY Shares ....................      11,800         737
  Unilever ......................     111,271       5,679
                                                ---------
                                                   30,104
                                                ---------
NORWAY -- 1.9%
  Norsk Hydro* ..................     111,765       4,319
  Tomra Systems .................     184,200       3,918
                                                ---------
                                                    8,237
                                                ---------
SINGAPORE -- 2.1%
  City Developments .............     553,017       1,852
  DBS Group Holdings ............     358,989       3,586
  Singapore Press Holdings* .....     238,493       3,594
                                                ---------
                                                    9,032
                                                ---------
SOUTH KOREA -- 1.4%
  Korea Electric Power, ADR .....      92,590       1,447
  Samsung Electronics,
   GDR ..........................      14,068       2,268
  SK Telecom, ADR ...............      57,700       2,312
                                                ---------
                                                    6,027
                                                ---------
SPAIN -- 2.0%
  Banco Santander Central
   Hispano ......................     217,154       2,139
  Endesa* .......................     105,620       2,200
  Telefonica de Espana, ADR .....      30,704       1,869
  Telefonica* ...................      97,516       2,011
  Terra Networks* ...............       9,876         454
                                                ---------
                                                    8,673
                                                ---------
SWEDEN -- 1.3%
  Ericsson, ADR .................     269,040       5,515
                                                ---------
SWITZERLAND -- 6.5%
  Adecco ........................       2,344       1,858
  Credit Suisse Group*# .........      15,967       2,993
  Holderbank Financiere Glarus* .       3,719       4,380
  Julius Baer Holdings ..........       1,420       5,112
  Nestle*# ......................       2,280       4,369
  Novartis* .....................       3,466       5,136
  Roche Holding*# ...............         384       4,067
                                                ---------
                                                   27,915
                                                ---------
TAIWAN -- 1.0%
  Taiwan Semiconductor, ADR* ....     119,120       4,206
                                                ---------

                                       NUMBER OF
                          MATURITY      SHARES/    VALUE
                            DATE       PAR (000)   (000)
                          --------    ---------    -----
FOREIGN COMMON STOCK -- CONTINUED
UNITED KINGDOM -- 14.5%
  Abbey National ................     222,573   $   2,970
  Amvescap ......................     233,001       3,066
  Barclays ......................     173,314       4,522
  Bass ..........................     145,694       1,598
  BOC Group .....................      88,029       1,242
  BP Amoco ......................     468,772       4,280
  BP Amoco, ADR .................      57,322       3,117
  British Telecom ...............          97           1
  Colt Telecom Group* ...........      36,153       1,280
  Compass Group .................     230,332       2,588
  Diageo* .......................     646,538       5,549
  Energis* ......................      61,723       2,352
  Glaxo Wellcome ................          30           1
  Invensys ......................     654,288       2,258
  Marconi .......................     174,570       2,108
  National Grid Group ...........     453,323       3,503
  Pearson .......................     158,683       4,800
  Scottish Power ................     332,560       2,644
  SmithKline Beecham ............     155,923       1,998
  Standard Chartered ............     121,027       1,563
  Vodafone Group ................   2,351,683      10,761
                                                ---------
                                                   62,201
                                                ---------
TOTAL FOREIGN COMMON STOCK
   (Cost $350,379) ..........................     411,876
                                                ---------
CASH EQUIVALENTS -- 4.9%
  Goldman Sachs Financial Square
    Premium Money Market
    Fund ........................  16,989,962      16,989
  Ford Motor Credit Commercial Paper
    6.540% ............  06/07/00     $ 4,000       3,996
                                                ---------
TOTAL CASH EQUIVALENTS
   (Cost $20,982) ...........................      20,985
                                                ---------
TOTAL INVESTMENTS -- 100.7%
   (Cost $371,361) ..........................     432,861
                                                =========
OTHER ASSETS AND LIABILITIES,
   NET -- (0.07)% ...........................      (3,127)
                                                ---------

                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                        ARMADA INTERNATIONAL EQUITY FUND
================================================================================

MAY 31, 2000
                                                      VALUE
                                                      (000)
                                                     --------
NET ASSETS:
  Portfolio Shares of Class I (unlimited
   authorization -- no par value) based on
   28,264,512 outstanding shares of
   beneficial interest                               $336,454
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   241,735 outstanding shares of
   beneficial interest                                  3,132
  Portfolio Shares of Class B (unlimited
   authorization -- no par value) based on
   41,993 outstanding shares of
   beneficial interest                                    627
  Portfolio Shares of Class C (unlimited
   authorization -- no par value) based on
   11,105 outstanding shares of
   beneficial interest                                    174
  Accumulated net realized gain on
   investments                                         28,253
  Distributions in excess of net
   investment income                                     (276)
  Net unrealized appreciation on investments           61,500
  Net unrealized appreciation of foreign
   currency and translation of other assets and
   liabilities in foreign currency investments             17
  Net unrealized depreciation on futures                 (147)
                                                     --------
TOTAL NET ASSETS -- 100.0%                           $429,734
                                                     ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CLASS I                                    $15.05
                                                     ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A                          $14.97
                                                     ========
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($14.97 / 94.5%)                   $15.84
                                                     ========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B                          $14.83
                                                     ========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C                          $14.83
                                                     ========

----------------------------------------
* NON INCOME PRODUCING SECURITY.
# SECURITY FULLY OR PARTIALLY ON LOAN.
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS
GDR--GLOBAL DEPOSITORY RECEIPT



At May 31, 2000, sector diversification of the Portfolio was as follows:
                                      % OF
SECTOR DIVERSIFICATION             NET ASSETS      VALUE
----------------------             ----------      -----
COMMON STOCK
Telecommunications                   12.4%        $53,101
Banking                               8.9%         38,339
Pharmaceuticals                       8.5%         36,517
Oil & Gas                             7.0%         30,056
Consumer Goods                        6.2%         26,571
Electronic Equipment                  6.2%         26,524
Financial Services                    5.6%         24,243
Communications                        4.1%         17,783
News Media                            3.9%         16,597
Beverages                             3.6%         15,338
Insurance                             3.5%         15,198
Real Estate                           2.4%         10,473
Electrical Services                   2.3%          9,794
Automotive                            2.3%          9,757
Semiconductors                        2.1%          9,105
Computers                             2.0%          8,412
Food Product Retailer                 1.6%          6,957
Industrial Manufacturing              1.6%          6,773
Durable Goods                         1.3%          5,679
Power Distribution                    1.3%          5,487
Cement                                1.0%          4,380
Chemicals                             1.0%          4,319
Water Supply                          1.0%          4,239
Engineering Services                  0.9%          4,066
General Building Contractors          0.9%          4,066
Business Services                     0.8%          3,458
Jewelry                               0.8%          3,261
Communication Equipment               0.7%          3,171
Machinery                             0.6%          2,755
Transportation                        0.5%          2,081
Heavy Construction                    0.5%          2,018
Commercial Physical &
   Biological                         0.3%          1,358
                                    ------       --------
TOTAL COMMON STOCK                   95.8%        411,876
CASH EQUIVALENTS                      4.9%         20,985
                                    ------       --------
TOTAL INVESTMENTS                   100.7%        432,861
                                    ------       --------
OTHER ASSETS AND
     LIABILITIES, NET               (0.7)%         (3,127)
                                    ------       --------
NET ASSETS                          100.0%       $429,734
                                    ======       ========

                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                          ARMADA SMALL CAP GROWTH FUND
================================================================================

MAY 31, 2000
                                                  NUMBER    VALUE
                                                OF SHARES   (000)
                                                ---------   -----
COMMON STOCK -- 86.6%
AIR TRANSPORTATION -- 1.0%
  Atlas Air*# ................................    47,350   $ 1,533
                                                           -------
BANKS -- 1.0%
  Cullen/Frost Bankers .......................    59,750     1,583
                                                           -------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.3%
  Citadel Communications* ....................    24,250       972
  Spanish Broadcasting Systems,
   Cl A*# ....................................    69,400     1,180
                                                           -------
                                                             2,152
                                                           -------
BUILDING & CONSTRUCTION SUPPLIES -- 1.7%
  Insituform Technologies* ...................    31,750     1,097
  Trex*# .....................................    37,000     1,646
                                                           -------
                                                             2,743
                                                           -------
BUSINESS SERVICES -- 0.5%
  American Management
   Systems*# .................................    22,500       842
                                                           -------
COMMUNICATIONS EQUIPMENT -- 7.5%
  Audiocodes* ................................    15,000     1,096
  C-COR.net* .................................    48,050     1,057
  Commscope* .................................    83,700     3,233
  Digital Microwave*# ........................    34,750       971
  Mercury Computer Systems* ..................    39,450     1,238
  Sawtek*# ...................................    38,250     2,460
  Tut Systems*# ..............................    14,850       768
  ViaSat* ....................................    28,500     1,115
                                                           -------
                                                            11,938
                                                           -------
COMPUTER COMMUNICATIONS EQUIPMENT -- 5.3%
  Act Manufacturing*# ........................    46,500     1,465
  Anadigics* .................................    37,000     1,283
  Optimal Robotics* ..........................    46,350     1,559
  Paradyne Networks* .........................    39,000     1,097
  Rsa Security*# .............................    28,700     1,652
  Sonicwall* .................................    23,100     1,392
                                                           -------
                                                             8,448
                                                           -------
COMPUTER DESIGN & PROGRAMMING -- 0.7%
  Igate Capital* .............................    75,000     1,177
                                                           -------
COMPUTER SERVICES -- 0.9%
  Advanced Digital Information* ..............    50,250       641
  Intranet Solutions*# .......................    24,400       485
  Psw Technologies * .........................    30,800       296
                                                           -------
                                                             1,422
                                                           -------
COMPUTER SOFTWARE -- 6.2%
  Allaire* ...................................    18,500       769
  Broadvision* ...............................    37,050     1,327


                                                  NUMBER    VALUE
                                                OF SHARES   (000)
                                                ---------   -----
COMMON STOCK -- CONTINUED
COMPUTER SOFTWARE -- CONTINUED
  Iona Technologies* .........................    24,000   $ 1,048
  Level 8 Systems* ...........................    24,650       485
  Mercury Interactive* .......................    19,800     1,678
  Micromuse* .................................    10,500     1,045
  Novadigm* ..................................    43,250       560
  Onyx Software*# ............................    39,550       672
  Remedy* ....................................    40,600     1,685
  Visual Networks*# ..........................    14,450       717
                                                           -------
                                                             9,986
                                                           -------
DRUGS & HEALTH CARE -- 2.4%
  Barr Laboratories* .........................    36,000     1,948
  Tanox*# ....................................    37,000     1,871
                                                           -------
                                                             3,819
                                                           -------
ELECTRONICS -- 3.5%
  CTS ........................................    28,350     1,565
  Gentex*# ...................................    85,300     2,644
  Titan* .....................................    36,600     1,313
                                                           -------
                                                             5,522
                                                           -------
ENTERTAINMENT -- 1.2%
  Macrovision* ...............................    26,400     1,845
                                                           -------
FINANCIAL SERVICES -- 1.7%
  Dain Rauscher ..............................    17,500     1,043
  Metris .....................................    44,350     1,641
                                                           -------
                                                             2,684
                                                           -------
GAS & NATURAL GAS -- 2.4%
  Nicor# .....................................    63,500     2,330
  Southwest Gas ..............................    79,100     1,518
                                                           -------
                                                             3,848
                                                           -------
MEASURING DEVICES -- 0.5%
  Molecular Devices* .........................    16,100       859
                                                           -------
MEDICAL & MEDICAL SERVICES -- 9.9%
  Arthrocare*# ...............................     8,850       754
  Aspect Medical Systems*# ...................    18,000       513
  Avigen*# ...................................    19,000       565
  Caliper Technologies* ......................    20,000       821
  Cardiodynamics
   International*# ...........................   175,000     1,017
  Cytyc*# ....................................    30,000     1,506
  Datascope ..................................    38,200     1,437
  Endocare* ..................................    62,700     1,082
  Hooper Holmes ..............................   150,000     1,538
  Human Genome Sciences*# ....................    10,250       899
  Incyte Pharmaceuticals* ....................    22,550     1,190
  Millennium Pharmaceutical*# ................    20,600     1,723


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                          ARMADA SMALL CAP GROWTH FUND
================================================================================

MAY 31, 2000
                                               NUMBER       VALUE
                                              OF SHARES     (000)
                                              ---------     -----
COMMON STOCK -- CONTINUED
MEDICAL & MEDICAL SERVICES -- CONTINUED
  PolyMedica*# ..........................       42,250   $    1,125
  Priority Healthcare, Cl B* ............       33,750        1,721
                                                         ----------
                                                             15,891
                                                         ----------
MISCELLANEOUS BUSINESS SERVICES -- 0.4%
  Sequoia Software# .....................       17,000          115
  VerticalNet* ..........................       15,000          481
                                                         ----------
                                                                596
                                                         ----------
PETROLEUM & FUEL PRODUCTS -- 8.9%
  Cal Dive International* ...............       30,750        1,416
  Cross Timbers Oil .....................       67,000        1,361
  Global Industries* ....................      180,350        3,179
  Pride International* ..................      119,000        3,027
  UTI Energy* ...........................       62,000        2,651
  Veritas DGC* ..........................       93,000        2,569
                                                         ----------
                                                             14,203
                                                         ----------
PHARMACEUTICALS -- 2.3%
  King Pharmaceuticals*# ................       47,100        2,520
  Sicor*# ...............................      145,400        1,245
                                                         ----------
                                                              3,765
                                                         ----------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.6%
  Concord Camera* .......................       61,200        1,037
                                                         ----------
PRINTING & PUBLISHING -- 0.5%
  Valassis Communications* ..............       25,450          840
                                                         ----------
PROFESSIONAL SERVICES -- 0.8%
  Corporate Executive Board* ............       24,150        1,322
                                                         ----------
RESTAURANTS -- 1.6%
  Jack in the Box*# .....................      101,850        2,527
                                                         ----------
RETAIL -- 5.3%
  99 Cents Only Stores*# ................       32,400        1,164
  BJ's Wholesale Club* ..................       52,700        1,634
  Michaels Stores*# .....................       45,500        1,948
  Rex Stores*# ..........................       33,000          697
  Too* ..................................       58,200        1,491
  Tweeter Home Entertainment
   Group* ...............................       56,100        1,634
                                                         ----------
                                                              8,568
                                                         ----------
SEMI-CONDUCTORS/INSTRUMENTS -- 11.9%
  ASM International* ....................       52,500        1,358
  Asyst Technologies* ...................       25,800        1,042
  Burr-Brown*# ..........................       40,100        2,283
  Credence Systems* .....................       30,600        1,673
  Cymer*# ...............................       26,600          840
  Exar* .................................       31,800        2,186


                                              NUMBER OF
                                               SHARES/      VALUE
                                              PAR (000)     (000)
                                              ---------     -----
COMMON STOCK -- CONTINUED
SEMI-CONDUCTORS/INSTRUMENTS -- CONTINUED
  Flextronics International* ............       22,620   $    1,231
  Integrated Device Technology* .........       33,150        1,573
  Integrated Silicon Solutions* .........       54,500        1,618
  Metalink Limited*# ....................       45,000        1,125
  Netsilicon*# ..........................       27,050          389
  PRI Automation, Cl A*# ................       21,450        1,102
  Silicon Storage Technology* ...........       13,700        1,017
  Transwitch* ...........................       16,500        1,033
  Zoran*# ...............................       15,700          616
                                                         ----------
                                                             19,086
                                                         ----------
TELEPHONE & TELECOMMUNICATION -- 5.7%
  Alamosa Pcs Holdings* .................       63,050          946
  ICG Communications*# ..................       68,400        1,287
  Intermedia Communications*# ...........       43,300        1,083
  Leap Wireless International* ..........       33,000        1,452
  Mastec* ...............................       35,450        2,424
  SBA Communications* ...................       53,450        1,991
                                                         ----------
                                                              9,183
                                                         ----------
TRANSPORTATION -- 0.9%
  CH Robinson Worldwide .................       33,200        1,492
                                                         ----------
TOTAL COMMON STOCK
   (Cost $112,370) ..................................       138,911
                                                         ----------
REPURCHASE AGREEMENT -- 9.7%
  Prudential
    6.400% (dated 05/31/00,
    matures 06/01/00, repurchase
    price $15,502,756;
    collateralized by various
    FNMA obligations:
    total value $15,858,739) ............   $   15,500       15,500
                                                         ----------
TOTAL REPURCHASE AGREEMENT
   (Cost $15,500) ...................................        15,500
                                                         ----------
CASH EQUIVALENT -- 3.5%
  Goldman Sachs Financial Square
    Prime Obligation Money Market
    Fund ................................    5,730,665        5,731
                                                         ----------
TOTAL CASH EQUIVALENT
   (Cost $5,731) ....................................         5,731
                                                         ----------
TOTAL INVESTMENTS -- 99.8%
   (Cost $133,601) ..................................       160,142
                                                         ==========
OTHER ASSETS AND LIABILITIES,
   NET -- 0.2% ......................................           323
                                                         ----------

                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                          ARMADA SMALL CAP GROWTH FUND
================================================================================

MAY 31, 2000
                                                       VALUE
                                                       (000)
                                                     --------
NET ASSETS:
  Portfolio Shares of Class I (unlimited
   authorization -- no par value) based on
   10,553,452 outstanding shares of
   beneficial interest ............................  $122,523
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   182,994 outstanding shares of
   beneficial interest ............................     2,136
  Portfolio Shares of Class B (unlimited
   authorization -- no par value) based on
   25,481 outstanding shares of
   beneficial interest ............................       327
  Portfolio Shares of Class C (unlimited
   authorization -- no par value) based on
   5,297 outstanding shares of
   beneficial interest ............................        81
  Accumulated net realized gain
   on investments .................................     9,297
  Net unrealized appreciation
   on investments
   and futures ....................................    26,101
                                                     --------
TOTAL NET ASSETS -- 100.0% ........................  $160,465
                                                     ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CLASS I ...............................    $14.91
                                                     ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A .....................    $14.81
                                                     ========
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($14.81 / 94.5%) ..............    $15.67
                                                     ========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B .....................    $14.58
                                                     ========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C .....................    $14.57
                                                     ========

------------------------------------------------
* NON-INCOME PRODUCING SECURITY.
# SECURITY FULLY OR PARTIALLY ON LOAN.
CL--CLASS
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION


                             See Accompanying Notes

                            STATEMENT OF NET ASSETS
                           ARMADA SMALL CAP VALUE FUND
================================================================================

MAY 31, 2000

                                       NUMBER     VALUE
                                      OF SHARES   (000)
                                      ---------   -----
COMMON STOCK -- 91.8%
AEROSPACE & DEFENSE -- 0.8%
  Alliant Techsystems* .............    43,500   $ 3,001
                                                 -------
AUTOMOTIVE PARTS & EQUIPMENT -- 1.0%
  Borg-Warner Automotive ...........    37,400     1,487
  Tower Automotive*# ...............   155,100     2,152
                                                 -------
                                                   3,639
                                                 -------
BANKS -- 6.1%
  Amcore Financial .................   181,000     3,507
  Associated Bancorp ...............    82,390     2,097
  Bancwest .........................   187,300     3,500
  First Midwest Bancorp ............   129,900     3,247
  Fulton Financial .................    61,800     1,267
  Pacific Century Financial# .......   201,200     4,527
  TCF Financial ....................   150,800     3,949
                                                 -------
                                                  22,094
                                                 -------
BUSINESS SERVICES -- 1.4%
  American Management
   Systems*# .......................    71,000     2,658
  Complete Business
   Solutions*# .....................   103,400     2,326
                                                 -------
                                                   4,984
                                                 -------
CHEMICALS -- 1.4%
  Cambrex ..........................    50,800     2,140
  Geon .............................   144,000     3,096
                                                 -------
                                                   5,236
                                                 -------
COAL MINING -- 0.6%
  ConsoL Energy ....................   170,000     2,125
                                                 -------
COMMUNICATIONS EQUIPMENT -- 1.7%
  Andrew* ..........................    84,000     2,950
  Harman International
   Industries ......................    59,000     3,415
                                                 -------
                                                   6,365
                                                 -------
COMPUTER HARDWARE -- 0.5%
  Maxtor*# .........................   176,000     1,837
                                                 -------
COMPUTER SOFTWARE -- 1.2%
  Hyperion Solutions*# .............   102,400     3,213
  Mapics* ..........................   194,700       998
                                                 -------
                                                   4,211
                                                 -------
CONSUMER GOODS & SERVICES -- 0.7%
  Pennzoil-Quaker State ............   242,800     2,671
                                                 -------
CONTAINERS & PACKAGING -- 0.7%
  American National Can Group ......   160,998     2,707
                                                 -------

                                       NUMBER     VALUE
                                      OF SHARES   (000)
                                      ---------   -----
COMMON STOCK -- CONTINUED
DRUGS & HEALTH CARE -- 1.5%
  Bindley Western Industries# ......   281,900   $ 5,374
                                                 -------
ELECTRICAL SERVICES -- 4.1%
  El Paso Electric* ................   319,900     3,799
  Hawaiian Electric Industries# ....   113,700     4,015
  Minnesota Power & Light ..........   222,000     4,093
  RGS Energy Group# ................   133,100     3,194
                                                 -------
                                                  15,101
                                                 -------
ELECTRONICS -- 1.2%
  Arrow Electronics* ...............    56,600     1,985
  Avnet ............................    25,000     1,730
  Nu Horizons Electronics* .........    28,600       493
                                                 -------
                                                   4,208
                                                 -------
FINANCIAL SERVICES -- 1.0%
  Neuberger Berman .................   104,200     3,654
                                                 -------
FOOD & BEVERAGE -- 2.2%
  Canandaigua Brands, Cl A*# .......    72,800     3,813
  Flowers Industries ...............   122,700     2,216
  IBP ..............................   132,900     2,193
                                                 -------
                                                   8,222
                                                 -------
GAMBLING -- 1.0%
  Pinnacle Entertainment* ..........   200,000     3,813
                                                 -------
GAS & NATURAL GAS -- 2.2%
  MDU Resources ....................   177,000     4,038
  Peoples Energy ...................   119,800     4,066
                                                 -------
                                                   8,104
                                                 -------
HEALTH & ALLIED SERVICES -- 2.0%
  First Health Group* ..............   124,800     4,368
  Mid Atlantic Medical Services * ..   234,100     2,897
                                                 -------
                                                   7,265
                                                 -------
HUMAN RESOURCES -- 0.5%
  Interim Services*# ...............    85,900     1,729
                                                 -------
INSURANCE -- 6.8%
  American Financial Group* ........   164,600     4,599
  Everest Reinsurance ..............   124,800     4,243
  FPIC Insurance Group*# ...........   274,500     3,534
  PMI Group ........................    45,800     2,324
  Radian Group .....................    91,500     5,033
  Renaissance Reinsurance ..........    74,300     3,218
  Triad Guaranty* ..................   100,000     1,850
                                                 -------
                                                  24,801
                                                 -------
INSURANCE - LIFE -- 0.8%
  Kansas City Life .................    37,200     1,107
  Mony Group .......................    48,600     1,801
                                                 -------
                                                   2,908
                                                 -------


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                           ARMADA SMALL CAP VALUE FUND
================================================================================

MAY 31, 2000
                                            NUMBER     VALUE
                                           OF SHARES   (000)
                                           ---------   -----
COMMON STOCK -- CONTINUED
INSURANCE - PROPERTY AND CASUALTY -- 2.2%
  Commerce Group ........................    52,500   $ 1,424
  Harleysville Group ....................   199,500     3,367
  Selective Insurance Group .............   180,300     3,324
                                                      -------
                                                        8,115
                                                      -------
LEISURE & RECREATIONAL PRODUCTS -- 0.6%
  Brunswick .............................   116,500     2,243
                                                      -------
MACHINERY -- 3.3%
  AGCO ..................................   286,300     3,579
  Manitowoc# ............................   129,700     4,240
  Pall ..................................   201,200     4,225
                                                      -------
                                                       12,044
                                                      -------
MACHINERY EQUIPMENT -- 1.1%
  Harris ................................   125,600     3,839
                                                      -------
MARINE TRANSPORTATION -- 0.7%
  Alexander & Baldwin ...................   104,000     2,405
                                                      -------
MEDICAL & MEDICAL SERVICES -- 5.0%
  Cooper ................................   131,800     4,547
  Foundation Health Systems,
   Cl A* ................................   355,100     4,261
  Lifepoint Hospitals* ..................   203,000     4,352
  Provantage Health Services* ...........   178,500     2,164
  Province Healthcare* ..................   104,300     2,933
                                                      -------
                                                       18,257
                                                      -------
METAL/FABRICATE HARDWARE -- 0.5%
  Century Aluminum ......................   166,400     1,695
                                                      -------
METALS & MINING -- 0.6%
  Southern Peru Copper ..................   172,300     2,154
                                                      -------
NEWSPAPER PUBLISHING -- 0.5%
  McClatchy, Cl A .......................    61,000     1,876
                                                      -------
OIL & GAS -- 3.1%
  Helmerich & Payne .....................   186,700     6,955
  Ocean Energy* .........................   298,200     4,473
                                                      -------
                                                       11,428
                                                      -------
PAPER & FOREST PRODUCTS -- 2.5%
  Abitibi-Consolidated ..................   398,900     4,213
  Rayonier ..............................   100,100     4,029
  Rock Tennessee, Cl A ..................   100,000       956
                                                      -------
                                                        9,198
                                                      -------
PAPER & PAPER PRODUCTS -- 1.1%
  Packaging Corporation
   of America* ..........................   352,300     4,051
                                                      -------

                                            NUMBER     VALUE
                                           OF SHARES   (000)
                                           ---------   -----
COMMON STOCK -- CONTINUED
PETROLEUM & FUEL PRODUCTS -- 4.1%
  Barrett Resources*# ...................   121,700   $ 4,815
  Equitable Resources ...................   141,300     7,030
  Swift Energy* .........................   116,100     2,982
                                                      -------
                                                       14,827
                                                      -------
PETROLEUM REFINING -- 3.9%
  Murphy Oil ............................    65,700     4,262
  Sunoco# ...............................   155,555     5,026
  Valero Energy .........................   165,000     4,826
                                                      -------
                                                       14,114
                                                      -------
REAL ESTATE INVESTMENT TRUSTS -- 10.8%
  Arden Realty ..........................   135,900     3,126
  Charles E. Smith Residential
   Realty ...............................   104,400     3,948
  Developers Diversified Realty .........   229,200     3,309
  Essex Property Trust ..................    93,200     3,711
  First Industrial Realty Trust .........   142,800     4,150
  Gables Residential Trust ..............    70,000     1,724
  General Growth Properties# ............   138,600     4,383
  Great Lakes ...........................   175,000     2,942
  Highwoods Properties ..................   121,100     2,914
  Koger Equity ..........................   125,000     2,234
  Mack-Cali Realty ......................   111,400     3,008
  Summit Properties .....................   177,100     3,763
  Thornburg Mortgage Asset* .............    41,700       331
                                                      -------
                                                       39,543
                                                      -------
RESTAURANTS -- 0.9%
  Rare Hospitality* .....................   118,300     3,238
                                                      -------
RETAIL -- 1.2%
  Charming Shoppes*# ....................   368,300     2,164
  Zale* .................................    60,000     2,280
                                                      -------
                                                        4,444
                                                      -------
SEMI-CONDUCTORS/CAPITAL EQUIPMENT -- 2.3%
  Kulicke & Soffa Industries*# ..........    22,500     1,132
  Robotic Vision Systems* ...............   260,000     3,071
  Silicon Valley Group* .................    80,100     2,133
  Ultratech Stepper* ....................   144,300     2,020
                                                      -------
                                                        8,356
                                                      -------
SEMI-CONDUCTORS/INSTRUMENTS -- 2.0%
  Integrated Device Technology* .........   114,600     5,436
  Photronics* ...........................    74,800     1,795
                                                      -------
                                                        7,231
                                                      -------
SHIPBUILDING -- 1.2%
  Newport News Shipbuilding# ............   130,700     4,321
                                                      -------

                             See Accompanying Notes

                            STATEMENT OF NET ASSETS
                           ARMADA SMALL CAP VALUE FUND
================================================================================

MAY 31, 2000
                                            NUMBER OF
                                             SHARES/      VALUE
                                            PAR (000)     (000)
                                            ---------     -----
COMMON STOCK -- CONTINUED
TELEPHONE & TELECOMMUNICATION -- 1.0%
  Brightpoint* ......................       300,000   $     3,506
                                                      -----------
TESTING LABORATORIES -- 0.9%
  Quest Diagnostics* ................        48,500         3,243
                                                      -----------
TRUCKING -- 1.2%
  Arkansas Best*# ...................       243,500         2,679
  USFreightways .....................        65,200         1,789
                                                      -----------
                                                            4,468
                                                      -----------
WHOLESALE -- 1.7%
  Performance Food Group* ...........        78,300         2,476
  United Stationers .................       119,700         3,830
                                                      -----------
                                                            6,306
                                                      -----------
TOTAL COMMON STOCK
   (Cost $292,486) ...............................        334,951
                                                      -----------
PREFERRED STOCK -- 0.4%
FINANCIAL SERVICES -- 0.4%
  Thornburg Mortgage Asset,
   CV to 1.0000 Shares ..............        74,500         1,499
                                                      -----------
TOTAL PREFERRED STOCK
   (Cost $1,964) .................................          1,499
                                                      -----------
CASH EQUIVALENT -- 4.0%
  Fidelity Domestic Money Market
    Fund ............................    14,502,522        14,503
                                                      -----------
TOTAL CASH EQUIVALENT
   (Cost $14,503) .................................        14,503
                                                      -----------
REPURCHASE AGREEMENT -- 3.1%
  Prudential
    6.400% (dated 05/31/00,
    matures 06/01/00, repurchase
    price $11,302,009;
    collateralized by various
    FNMA obligations:
    total value $11,544,174) ........   $    11,300        11,300
                                                      -----------
TOTAL REPURCHASE AGREEMENT
   (Cost $11,300) .................................        11,300
                                                      -----------
TOTAL INVESTMENTS -- 99.3%
   (Cost $320,253) ................................       362,253
                                                      ===========
OTHER ASSETS AND LIABILITIES,
   NET -- 0.7% ....................................         2,631
                                                      -----------


                                                         VALUE
                                                         (000)
                                                         -----
NET ASSETS:
  Portfolio Shares of Class I (unlimited
   authorization -- no par value) based on
   23,387,594 outstanding shares of
   beneficial interest ............................   $   313,224
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   658,595 outstanding shares of
   beneficial interest ............................         8,753
  Portfolio Shares of Class B (unlimited
   authorization -- no par value) based on
   50,745 outstanding shares of
   beneficial interest ............................           659
  Portfolio Shares of Class C (unlimited
   authorization -- no par value) based on
   4,650 outstanding shares of
   beneficial interest ............................            67
  Undistributed net investment income .............         2,594
  Accumulated net realized gain
   on investments .................................           138
  Net unrealized appreciation on investments
   and futures ....................................        39,449
                                                      -----------
TOTAL NET ASSETS -- 100.0% ........................   $   364,884
                                                      ===========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE
   PER SHARE -- CLASS I ...........................        $15.15
                                                      ===========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A .....................        $14.77
                                                      ===========
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($14.77 / 94.5%) ..............        $15.63
                                                      ===========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B .....................        $14.62
                                                      ===========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C .....................        $14.62
                                                      ===========


------------------------------------------
* NON-INCOME PRODUCING SECURITY.
# SECURITY FULLY OR PARTIALLY ON LOAN.
CL--CLASS
CV--CONVERTIBLE
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION


                             See Accompanying Notes

                            STATEMENT OF NET ASSETS
                         ARMADA TAX MANAGED EQUITY FUND
================================================================================

MAY 31, 2000
                                                 NUMBER    VALUE
                                               OF SHARES   (000)
                                               ---------   -----
COMMON STOCK -- 98.1%
AIR TRANSPORTATION -- 0.1%
  Southwest Airlines ........................    18,000   $   345
                                                          -------
BANKS -- 7.6%
  Northern Trust ............................    32,000     2,106
  State Street ..............................    89,000     9,923
  SunTrust# .................................     8,000       478
  Wachovia ..................................    35,600     2,461
  Wells Fargo ...............................   148,000     6,697
                                                          -------
                                                           21,665
                                                          -------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.1%
  Omnicom Group .............................    39,000     3,274
                                                          -------
BUSINESS SERVICES -- 3.6%
  Automatic Data Processing .................   188,000    10,328
                                                          -------
CHEMICALS -- 0.3%
  Air Products & Chemicals ..................     9,000       312
  Avery Dennison ............................    10,000       612
                                                          -------
                                                              924
                                                          -------
COMMUNICATIONS EQUIPMENT -- 3.2%
  Lucent Technologies .......................    60,000     3,442
  Nortel Networks ...........................    66,000     3,585
  Qualcomm* .................................    32,000     2,124
                                                          -------
                                                            9,151
                                                          -------
COMPUTER HARDWARE -- 4.8%
  Cisco Systems*# ...........................   145,900     8,307
  EMC* ......................................    10,000     1,163
  Sun Microsystems* .........................    56,000     4,291
                                                          -------
                                                           13,761
                                                          -------
COMPUTER SOFTWARE -- 1.3%
  Microsoft* ................................    60,600     3,791
                                                          -------
COMPUTERS -- 3.5%
  Compaq Computer ...........................    12,500       328
  Dell Computer* ............................    20,000       862
  Hewlett Packard ...........................    73,000     8,769
                                                          -------
                                                            9,959
                                                          -------
DIVERSIFIED MANUFACTURING -- 7.4%
  Emerson Electric ..........................    70,200     4,142
  General Electric ..........................   293,700    15,456
  Minnesota Mining & Manufacturing               17,600     1,509
                                                          -------
                                                           21,107
                                                          -------
DRUGS & HEALTH CARE -- 16.6%
  Abbott Laboratories .......................   190,000     7,731
  American Home Products ....................    10,000       539


                                                 NUMBER    VALUE
                                               OF SHARES   (000)
                                               ---------   -----
COMMON STOCK -- CONTINUED
DRUGS & HEALTH CARE -- CONTINUED
  Bristol-Myers Squibb ......................   152,880   $ 8,418
  Johnson & Johnson .........................    13,500     1,208
  Merck .....................................    96,000     7,164
  Pfizer# ...................................   276,000    12,299
  Schering-Plough ...........................   209,400    10,130
                                                          -------
                                                           47,489
                                                          -------
ENTERTAINMENT -- 1.9%
  Walt Disney ...............................   126,750     5,347
                                                          -------
FINANCIAL SERVICES -- 0.2%
  Fannie Mae ................................    11,000       661
                                                          -------
FOOD & BEVERAGE -- 3.9%
  Anheuser Busch ............................     5,000       388
  Coca Cola .................................    42,300     2,258
  PepsiCo ...................................   210,500     8,565
                                                          -------
                                                           11,211
                                                          -------
HOLDING COMPANIES -- 1.0%
  Berkshire Hathaway, Cl A* .................        47     2,754
                                                          -------
HOUSEHOLD PRODUCTS -- 1.1%
  Procter & Gamble ..........................    47,000     3,126
                                                          -------
INFORMATION RETRIEVAL SERVICES -- 0.9%
  America Online* ...........................    48,000     2,544
                                                          -------
INSURANCE -- 5.6%
  American International Group ..............   124,788    14,046
  Chubb .....................................    30,000     2,100
                                                          -------
                                                           16,146
                                                          -------
MEDICAL & MEDICAL SERVICES -- 0.3%
  Medtronic .................................    14,400       743
                                                          -------
MOTORCYCLE & MOTOR SCOOTER -- 3.1%
  Harley-Davidson ...........................   235,200     8,761
                                                          -------
OFFICE & BUSINESS EQUIPMENT -- 2.3%
  Pitney Bowes ..............................   153,000     6,656
                                                          -------
PETROLEUM & FUEL PRODUCTS -- 1.4%
  Schlumberger ..............................    50,000     3,678
  Transocean Sedco Forex ....................     9,680       476
                                                          -------
                                                            4,154
                                                          -------
PETROLEUM REFINING -- 4.7%
  BP Amoco, ADR .............................    87,868     4,778
  Exxon Mobil ...............................    65,201     5,432
  Royal Dutch Petroleum,
   NY Shares ................................    52,400     3,272
                                                          -------
                                                           13,482
                                                          -------

                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                         ARMADA TAX MANAGED EQUITY FUND
================================================================================

MAY 31, 2000
                                           NUMBER     VALUE
                                         OF SHARES    (000)
                                         ---------    -----
COMMON STOCK -- CONTINUED
RESTAURANTS -- 0.8%
  McDonald's ........................      64,000   $   2,292
                                                    ---------
RETAIL -- 7.0%
  Home Depot ........................     274,500      13,399
  Staples* ..........................      45,000         664
  Target ............................      13,300         834
  Wal-Mart ..........................      89,000       5,129
                                                    ---------
                                                       20,026
                                                    ---------
SEMI-CONDUCTORS/INSTRUMENTS -- 8.7%
  Intel .............................     164,000      20,449
  Texas Instruments .................      64,000       4,624
                                                    ---------
                                                       25,073
                                                    ---------
TELEPHONE & TELECOMMUNICATION -- 5.7%
  BellSouth .........................      89,000       4,155
  GTE ...............................       5,500         348
  Motorola ..........................      42,000       3,938
  SBC Communications ................      59,795       2,612
  US West ...........................      24,800       1,786
  Vodafone Air Touch, ADR# ..........      20,000         916
  Worldcom* .........................      70,125       2,638
                                                    ---------
                                                       16,393
                                                    ---------
TOTAL COMMON STOCK
   (Cost $50,891) ...............................     281,163
                                                    =========
CASH EQUIVALENT -- 1.8%
  Fidelity Domestic Money Market
    Fund ............................   5,066,545       5,067
                                                    ---------
TOTAL CASH EQUIVALENT
   (Cost $5,067) ................................       5,067
                                                    ---------
TOTAL INVESTMENTS -- 99.9%
   (Cost $55,958) ...............................     286,230
                                                    =========
OTHER ASSETS AND LIABILITIES,
   NET -- 0.1% ..................................         278
                                                    ---------

                                                      VALUE
                                                      (000)
                                                      -----
NET ASSETS:
  Portfolio Shares of Class I (unlimited
   authorization -- no par value) based on
   18,028,189 outstanding shares of
   beneficial interest                              $  30,619
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   1,212,239 outstanding shares of
   beneficial interest                                 14,990
  Portfolio Shares of Class B (unlimited
   authorization -- no par value) based on
   786,467 outstanding shares of
   beneficial interest                                  9,783
  Portfolio Shares of Class C (unlimited
   authorization -- no par value) based on
   32,011 outstanding shares of
   beneficial interest                                    444
  Undistributed net investment income                     152
  Accumulated net realized gain
   on investments                                         248
  Net unrealized appreciation
   on investments                                     230,272
                                                    ---------
TOTAL NET ASSETS -- 100.0%                          $ 286,508
                                                    =========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CLASS I                                    $14.29
                                                    =========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A                          $14.33
                                                    =========
MAXIMUM OFFERING PRICE
   PER SHARE -- CLASS A ($14.33 / 94.5%)               $15.16
                                                    =========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B                          $14.16
                                                    =========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C                          $14.16
                                                    =========


-------------------------------------------
* NON-INCOME PRODUCING SECURITY.
# SECURITY PARTIALLY OR FULLY ON LOAN.
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                         ARMADA BALANCED ALLOCATION FUND
================================================================================

MAY 31, 2000
                                                 NUMBER    VALUE
                                               OF SHARES   (000)
                                               ---------   -----
COMMON STOCK -- 40.3%
AEROSPACE -- 1.5%
  General Dynamics ...........................    5,900   $  348
  Northrop Grumman# ..........................    4,700      360
  United Technologies ........................    6,200      375
                                                          ------
                                                           1,083
                                                          ------
AIR TRANSPORTATION -- 0.0%
  Atlas Air* .................................      750       24
                                                          ------
AUTOMOTIVE -- 0.9%
  General Motors# ............................    2,800      198
  Genuine Parts ..............................   12,300      294
  Monaco Coach* ..............................      800       11
  TRW ........................................    2,900      141
                                                          ------
                                                             644
                                                          ------
BANKS -- 3.0%
  Bank of America ............................    7,200      400
  Bank of New York ...........................    2,350      110
  Charter One Financial ......................   12,200      278
  Cullen/Frost Bankers .......................    1,000       26
  Imperial Bancorp* ..........................      377        7
  MBNA .......................................    3,900      109
  PNC Financial Services Group ...............    7,300      368
  Republic Security Financial ................    2,650       11
  Southtrust .................................    8,700      235
  State Street ...............................    1,700      190
  SunTrust ...................................    3,700      221
  UnionBanCal ................................    8,700      298
                                                          ------
                                                           2,253
                                                          ------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 0.2%
  Citadel Communications* ....................      400       16
  Omnicom Group ..............................    1,400      118
  Spanish Broadcasting Systems,
   Cl A* .....................................      600       10
                                                          ------
                                                             144
                                                          ------
BUILDING & CONSTRUCTION SUPPLIES -- 0.4%
  Insituform Technologies* ...................      500       17
  Masco ......................................   11,000      217
  Trex* ......................................      650       29
                                                          ------
                                                             263
                                                          ------
BUSINESS SERVICES -- 0.4%
  American Management
   Systems* ..................................      800       30
  Automatic Data Processing ..................    3,300      181
  Concord EFS* ...............................    2,900       70
                                                          ------
                                                             281
                                                          ------
CABLE TELEVISION -- 0.3%
  Comcast, Cl A Special* .....................    5,100      193
                                                          ------

                                                NUMBER     VALUE
                                               OF SHARES   (000)
                                               ---------   -----
COMMON STOCK -- CONTINUED
CHEMICALS -- 1.2%
  Avery Dennison .............................    2,200   $  135
  Dow Chemical ...............................    3,800      407
  Pharmacia ..................................    2,600      135
  RPM ........................................   17,800      174
                                                          ------
                                                             851
                                                          ------
COMMUNICATIONS EQUIPMENT -- 0.9%
  ADC Telecommunications* ....................    3,300      222
  Advanced Fibre
   Communication* ............................      250       11
  C-COR.net* .................................      800       18
  Commscope* .................................    1,400       54
  Digital Microwave* .........................      600       17
  Lucent Technologies ........................    2,400      138
  Mercury Computer Systems* ..................      650       20
  Qualcomm* ..................................    1,450       96
  Sawtek* ....................................      600       39
  Tut Systems* ...............................      250       13
  ViaSat* ....................................      150        6
                                                          ------
                                                             634
                                                          ------
COMPUTER COMMUNICATIONS EQUIPMENT -- 0.1%
  Act Manufacturing*# ........................      750       24
  Anadigics* .................................      300       10
  Optimal Robotics* ..........................      750       25
  Rsa Security* ..............................      400       23
  Sonicwall* .................................      350       21
                                                          ------
                                                             103
                                                          ------
COMPUTER DESIGN & PROGRAMMING -- 0.0%
  Igate Capital* .............................      450        7
                                                          ------
COMPUTER HARDWARE -- 0.7%
  Cisco Systems* .............................    6,000      342
  EMC* .......................................    1,800      209
                                                          ------
                                                             551
                                                          ------
COMPUTER SERVICES -- 0.1%
  Advanced Digital Information* ..............      850       11
  Internet Pictures* .........................      550        5
  Intranet Solutions* ........................      400        8
  NetObjects* ................................      750        6
  Preview Systems* ...........................      650        7
  Psw Technologies * .........................      500        5
                                                          ------
                                                              42
                                                          ------
COMPUTER SOFTWARE -- 0.7%
  Allaire* ...................................      200        8
  BMC Software* ..............................    1,500       66
  Broadvision* ...............................      650       23
  Hyperion Solutions* ........................      500       16
  Iona Technologies* .........................      200        9


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                         ARMADA BALANCED ALLOCATION FUND
================================================================================

MAY 31, 2000
                                       NUMBER    VALUE
                                     OF SHARES   (000)
                                     ---------   -----
COMMON STOCK -- CONTINUED
COMPUTER SOFTWARE -- CONTINUED
  Level 8 Systems* .................      400   $    8
  Mercury Interactive* .............      350       30
  Micromuse* .......................      200       20
  Microsoft* .......................    4,200      263
  Novadigm* ........................      750       10
  Onyx Software* ...................      650       11
  Remedy* ..........................      650       27
  Visual Networks*# ................      200       10
                                                ------
                                                   501
                                                ------
COMPUTERS -- 0.4%
  Hewlett Packard ..................    1,100      132
  International Business
   Machines ........................    1,800      193
                                                ------
                                                   325
                                                ------
DIVERSIFIED MANUFACTURING -- 1.1%
  General Electric .................    8,700      458
  Minnesota Mining &
   Manufacturing ...................    4,400      377
                                                ------
                                                   835
                                                ------
DRUGS & HEALTH CARE -- 1.6%
  Amgen* ...........................    1,800      115
  Bristol-Myers Squibb .............    1,400       77
  Johnson & Johnson ................    1,400      125
  Lilly (Eli) ......................    1,100       84
  Merck ............................    2,500      187
  Pfizer ...........................    5,250      234
  Schering-Plough ..................    2,300      111
  Warner-Lambert ...................    1,800      220
                                                ------
                                                 1,153
                                                ------
ELECTRICAL SERVICES -- 0.8%
  Consolidated Edison ..............    6,900      225
  Dominion Resources ...............    5,100      233
  LG&E Energy ......................    5,300      126
                                                ------
                                                   584
                                                ------
ELECTRONICS -- 0.1%
  CTS ..............................      500       28
  Gentex* ..........................    1,450       45
  Titan* ...........................      350       13
                                                ------
                                                    86
                                                ------
ENTERTAINMENT -- 0.0%
  Macrovision* .....................      450       31
                                                ------

                                       NUMBER    VALUE
                                     OF SHARES   (000)
                                     ---------   -----
COMMON STOCK -- CONTINUED
FINANCIAL SERVICES -- 2.2%
  Citigroup ........................    6,300   $  392
  Fannie Mae .......................    8,750      526
  Freddie Mac ......................    8,550      380
  J.P. Morgan ......................    2,600      335
  Metris ...........................      800       30
                                                ------
                                                 1,663
                                                ------
FOOD & BEVERAGE -- 1.0%
  Coca Cola ........................    2,000      107
  General Mills ....................    7,800      310
  PepsiCo ..........................    4,000      163
  Sara Lee .........................   10,900      196
                                                ------
                                                   776
                                                ------
GAS & NATURAL GAS -- 0.9%
  Enron ............................    8,300      605
  Nicor ............................      800       29
  Southwest Gas ....................      600       12
                                                ------
                                                   646
                                                ------
HANDTOOLS & GENERAL HARDWARE -- 0.4%
  Fortune Brands ...................   10,700      285
                                                ------
HOUSEHOLD PRODUCTS -- 0.1%
  Procter & Gamble .................    1,600      106
                                                ------
INSURANCE -- 2.5%
  American General .................    4,100      263
  American International Group .....    2,668      300
  Chubb ............................    6,800      476
  Cigna ............................    4,700      417
  Marsh & McLennan .................    1,300      143
  Metlife*# ........................   11,700      240
                                                ------
                                                 1,839
                                                ------
MACHINERY -- 0.3%
  Caterpillar ......................    5,100      195
                                                ------
MEASURING DEVICES -- 0.0%
  LTX* .............................      550       14
                                                ------
MEDICAL & MEDICAL SERVICES -- 0.8%
  Arthrocare* ......................      150       13
  Aspect Medical Systems* ..........      300        9
  Avigen* ..........................      350       10
  Baxter International .............    3,000      200
  Cytyc* ...........................      300       15
  Datascope ........................      600       23
  Endocare* ........................      850       15
  Hooper Holmes ....................    3,100       32
  Human Genome Sciences* ...........      200       18


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                         ARMADA BALANCED ALLOCATION FUND
================================================================================

MAY 31, 2000
                                           NUMBER     VALUE
                                          OF SHARES   (000)
                                          ---------   -----
COMMON STOCK -- CONTINUED
MEDICAL & MEDICAL SERVICES -- CONTINUED
  Incyte Pharmaceuticals* ...............      250   $   13
  Medtronic .............................    3,100      160
  Millennium Pharmaceutical* ............      300       25
  PolyMedica* ...........................      700       19
  Priority Healthcare, Cl B* ............      550       28
                                                     ------
                                                        580
                                                     ------
METALS & MINING -- 0.6%
  Alcoa .................................    7,300      427
                                                     ------
MISCELLANEOUS BUSINESS SERVICES -- 0.0%
  VerticalNet* ..........................      250        8
                                                     ------
MISCELLANEOUS MANUFACTURING -- 0.6%
  Textron ...............................    2,800      176
  Tyco International ....................    6,100      287
                                                     ------
                                                        463
                                                     ------
MOTORCYCLE & MOTOR SCOOTER -- 0.2%
  Harley-Davidson .......................    4,300      160
                                                     ------
OFFICE & BUSINESS EQUIPMENT -- 0.8%
  Lexmark International, Cl A* ..........    1,400       98
  Pitney Bowes ..........................    7,600      331
  Xerox .................................    7,300      198
                                                     ------
                                                        627
                                                     ------
PAPER & FOREST PRODUCTS -- 0.7%
  International Paper ...................    2,400       84
  Kimberly-Clark ........................    2,000      121
  Weyerhaeuser ..........................    6,100      303
                                                     ------
                                                        508
                                                     ------
PERSONAL CARE -- 0.1%
  Gillette ..............................    2,600       87
                                                     ------
PETROLEUM & FUEL PRODUCTS -- 0.5%
  Cal Dive International* ...............      500       23
  Global Industries* ....................    3,000       53
  Pride International* ..................    2,050       52
  Schlumberger ..........................    2,500      184
  UTI Energy* ...........................    1,000       43
  Veritas DGC* ..........................    1,600       44
                                                     ------
                                                        399
                                                     ------
PETROLEUM REFINING -- 4.0%
  Chevron ...............................    8,500      786
  Coastal ...............................    2,300      141
  Conoco, Cl B ..........................   12,200      348
  Exxon Mobil ...........................   11,450      954

                                           NUMBER     VALUE
                                          OF SHARES   (000)
                                          ---------   -----
COMMON STOCK -- CONTINUED
PETROLEUM REFINING -- CONTINUED
  Texaco ................................    8,500   $  488
  Ultramar Diamond Shamrock .............    9,500      246
                                                     ------
                                                      2,963
                                                     ------
PHARMACEUTICALS -- 0.1%
  Coulter Pharmaceutical* ...............      600       11
  Gilead Sciences* ......................      150        8
  King Pharmaceuticals* .................      750       40
  Sicor* ................................    2,400       21
                                                     ------
                                                         80
                                                     ------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.0%
  Concord Camera* .......................    1,750       30
                                                     ------
PRINTING & PUBLISHING -- 0.6%
  Knight-Ridder# ........................    3,900      207
  Time Warner ...........................    2,550      201
  Valassis Communications* ..............      450       15
                                                     ------
                                                        423
                                                     ------
PROFESSIONAL SERVICES -- 0.3%
  Affymetrix*# ..........................      100       12
  Corporate Executive Board* ............      400       22
  Dun & Bradstreet ......................    5,800      178
                                                     ------
                                                        212
                                                     ------
REAL ESTATE INVESTMENT TRUSTS -- 0.9%
  Arden Realty ..........................   10,700      246
  Developers Diversified Realty .........    6,500       94
  Duke-Weeks Realty .....................   15,100      326
                                                     ------
                                                        666
                                                     ------
RESTAURANTS -- 0.1%
  Jack in the Box* ......................    1,750       43
                                                     ------
RETAIL -- 2.2%
  99 Cents Only Stores* .................      350       13
  BJ's Wholesale Club* ..................      900       28
  Costco Wholesale* .....................    3,100       99
  Home Depot ............................    3,800      185
  May Department Stores .................    9,900      298
  Michaels Stores* ......................      550       24
  Nordstrom .............................    6,100      153
  Radioshack ............................    2,450      104
  Rex Stores* ...........................    1,300       27
  Safeway* ..............................    3,400      157
  Target ................................    2,300      144
  Too* ..................................    1,000       26
  Tweeter Home Entertainment
   Group* ...............................      900       26
  Wal-Mart ..............................    4,000      231
  Walgreen ..............................    4,100      116
                                                     ------
                                                      1,631
                                                     ------

                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                         ARMADA BALANCED ALLOCATION FUND
================================================================================

MAY 31, 2000
                                        NUMBER    VALUE
                                       OF SHARES  (000)
                                       ---------  -----
COMMON STOCK -- CONTINUED
SEMI-CONDUCTORS/INSTRUMENTS -- 1.9%
  Altera* ...........................    2,300   $  198
  Analog Devices* ...................    3,200      246
  ASM International* ................    1,050       27
  Asyst Technologies* ...............      550       22
  Burr-Brown*# ......................      650       37
  Credence Systems* .................      700       38
  Cymer* ............................      450       14
  Exar* .............................      500       34
  Helix Technology ..................      300       10
  Integrated Device Technology* .....      550       26
  Integrated Silicon Solutions* .....      850       25
  Intel .............................    3,400      424
  Metalink Limited* .................      800       20
  Netsilicon* .......................      500        7
  PRI Automation, Cl A* .............      300       15
  Silicon Storage Technology* .......      300       22
  Telaxis Communications* ...........      100        3
  Texas Instruments .................    3,200      231
  Transwitch* .......................      400       25
  Zoran* ............................      250       10
                                                 ------
                                                  1,434
                                                 ------
SPECIALTY MACHINERY -- 0.7%
  Cooper Industries .................    5,300      178
  Hubbell, Cl B .....................    5,600      148
  Thomas & Betts ....................    6,400      182
                                                 ------
                                                    508
                                                 ------
TELEPHONE & TELECOMMUNICATION -- 3.2%
  Alamosa Pcs Holdings* .............    1,000       15
  Alltel ............................    1,500       98
  AT&T ..............................   10,400      361
  Audiovox, Cl A* ...................      400        8
  BellSouth .........................    6,600      308
  GTE ...............................    9,400      595
  Harmonic Lightwaves* ..............      250       11
  ICG Communications* ...............    1,150       22
  Intermedia Communications* ........      750       19
  Mastec* ...........................      600       41
  Motorola ..........................      800       75
  SBA Communications* ...............      850       32
  SBC Communications ................   14,848      649
  Worldcom* .........................    3,000      113
                                                 ------
                                                  2,347
                                                 ------
TOBACCO -- 0.2%
  UST ...............................   10,400      173
                                                 ------

                                       NUMBER    VALUE
                                      OF SHARES  (000)
                                      ---------  -----
COMMON STOCK -- CONTINUED
TRANSPORTATION -- 0.0%
  CH Robinson Worldwide .............      550   $   25
                                                 ------
TOTAL COMMON STOCK
   (Cost $26,734) ............................   29,906
                                                 ------
FOREIGN COMMON STOCK -- 15.2%
AUSTRALIA -- 0.2%
  National Australia Bank*# .........    7,972      119
                                                 ------
AUSTRIA -- 0.1%
  Mayr Melnhof Karton* ..............    1,829       87
                                                 ------
CANADA -- 0.1%
  Talisman Energy* ..................    1,650       54
                                                 ------
DENMARK -- 0.2%
  Novo-Nordisk, Series B ............      710      118
                                                 ------
FINLAND -- 0.5%
  Nokia, ADR ........................    6,237      324
  Sonera Oyj ........................    1,195       61
                                                 ------
                                                    385
                                                 ------
FRANCE -- 2.7%
  Alcatel ...........................    3,950      220
  Altran Technologies ...............      545      123
  Aventis ...........................    2,327      152
  Axa Rights* .......................    1,377        2
  Axa# ..............................    1,377      204
  Bouygues* .........................      133       83
  Castorama Dubois Investisse .......      700      178
  Coflexip Stena Offshore ...........      418       49
  France Telecom ....................      344       50
  L'Oreal* ..........................      250      173
  Louis Vuitton Moet Hennessy* ......      196       80
  Societe Television Francaise ......       52       34
  STMicroelectronics# ...............      954       57
  Thomson Multimedia* ...............    1,113      116
  Total Fina Elf*# ..................    1,779      282
  Valeo .............................    2,233      114
  Vivendi# ..........................    1,041      112
                                                 ------
                                                  2,029
                                                 ------
GERMANY -- 1.3%
  Allianz*# .........................      382      139
  Bayerishe Hypo-und
   Vereinsbank ......................      967       63
  Brainpool TV* .....................      104       10
  Consors Discount-Broker*# .........      430       41
  Deutsche Bank# ....................    1,689      131
  Deutsche Telekom# .................    2,181      137
  Epcos* ............................      850      105


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                         ARMADA BALANCED ALLOCATION FUND
================================================================================

MAY 31, 2000
                                      NUMBER    VALUE
                                     OF SHARES  (000)
                                     ---------  -----
FOREIGN COMMON STOCK -- CONTINUED
GERMANY -- CONTINUED
  Infineon Technologies*# .........      453   $   30
  Infineon Technologies, ADR* .....       75        5
  Muenchener Rueckversicher* ......      307       91
  Siemens# ........................    1,253      187
                                               ------
                                                  939
                                               ------
HONG KONG -- 0.5%
  Cheung Kong* ....................    6,170       56
  China Telecom* ..................   13,237       99
  HSBC Holdings* ..................    6,282       69
  Hutchison Whampoa* ..............    8,377       97
  Johnson Electric Holdings* ......   10,534       78
                                               ------
                                                  399
                                               ------
IRELAND -- 0.0%
  Parthus Technologies* ...........    1,100        3
                                               ------
ITALY -- 0.8%
  Assicurazioni Generali# .........    3,168       96
  Bipop-Carire ....................    8,110       74
  Bulgari* ........................    6,461       81
  Saipem* .........................   15,321       77
  Telecom Italia*# ................    9,842      137
  Telecom Italia Mobile*# .........    9,216       96
                                               ------
                                                  561
                                               ------
JAPAN -- 2.3%
  Canon* ..........................    1,600       74
  Chugai Pharmaceutical*# .........    8,423      144
  Fanuc ...........................      246       21
  Fuji Bank* ......................   12,703       98
  NEC*# ...........................    6,366      161
  Nikko Securities ................    5,222       48
  NTT Docomo* .....................        7      181
  Sanyo Electric ..................   11,000       81
  Sekisui House* ..................   13,023      127
  Seven-Eleven ....................      361       32
  SMC .............................      715      125
  Softbank# .......................      831      127
  Sony*# ..........................      972       88
  Takeda Chemical Industries* .....    2,672      182
  Tokyo Electron ..................      672       92
  Toyota Motor* ...................    3,512      159
                                               ------
                                                1,740
                                               ------
MEXICO -- 0.1%
  Cemex, ADR* .....................    2,423       51
                                               ------
NETHERLANDS -- 1.0%
  Aegon ...........................    1,958       71
  Heineken* .......................    2,073      107


                                      NUMBER    VALUE
                                     OF SHARES  (000)
                                     ---------  -----
FOREIGN COMMON STOCK -- CONTINUED
NETHERLANDS -- CONTINUED
  ING Groep* ......................    1,872   $  112
  Philips Electronics .............    2,484      111
  Qiagen, ADR* ....................      400       61
  Royal Dutch Petroleum* ..........    1,966      122
  Unilever ........................    2,750      140
                                               ------
                                                  724
                                               ------
NORWAY -- 0.3%
  Norsk Hydro* ....................    3,582      138
  Tomra Systems ...................    5,100      108
                                               ------
                                                  246
                                               ------
SINGAPORE -- 0.3%
  City Developments ...............   14,271       48
  DBS Group Holdings ..............    3,186       32
  Development Bank Singapore ......    6,000       60
  Singapore Press Holdings* .......    6,465       97
                                               ------
                                                  237
                                               ------
SOUTH KOREA -- 0.2%
  Korea Electric Power, ADR .......    2,605       41
  Samsung Electronics (B), ADR* ...      350       56
  SK Telecom, ADR .................    1,800       72
                                               ------
                                                  169
                                               ------
SPAIN -- 0.3%
  Banco Santander Central
   Hispano ........................    5,399       53
  Endesa* .........................    2,646       55
  Telefonica* .....................    5,308      109
  Terra Networks* .................      288       13
                                               ------
                                                  230
                                               ------
SWEDEN -- 0.2%
  Ericsson, ADR ...................    6,092      125
                                               ------
SWITZERLAND -- 1.0%
  Adecco ..........................       70       55
  Credit Suisse Group*# ...........      443       83
  Holderbank Financiere Glarus* ...      120      141
  Julius Baer Holdings ............       43      155
  Nestle*# ........................       60      115
  Novartis* .......................       76      113
  Roche Holding* ..................       10      106
                                               ------
                                                  768
                                               ------
TAIWAN -- 0.2%
  Taiwan Semiconductor, ADR* ......    3,073      109
                                               ------
UNITED KINGDOM -- 2.9%
  Abbey National ..................    5,598       75
  Amvescap ........................    5,575       73


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                         ARMADA BALANCED ALLOCATION FUND
================================================================================

MAY 31, 2000

                                        NUMBER OF
                            MATURITY      SHARES/     VALUE
                              DATE       PAR (000)    (000)
                            --------    ---------     -----
FOREIGN COMMON STOCK -- CONTINUED
UNITED KINGDOM -- CONTINUED
  Barclays ............................   4,222    $      110
  Bass ................................   3,924            43
  BOC Group ...........................   2,558            36
  BP Amoco ............................  12,045           110
  BP Amoco, ADR .......................   9,230           502
  British Telecom .....................     375             5
  Colt Telecom Group* .................   1,049            37
  Compass Group .......................  10,143           114
  Diageo* .............................  17,769           152
  Energis* ............................   1,601            61
  Marconi .............................   4,527            55
  National Grid Holdings ..............  12,087            93
  Pearson .............................   3,904           118
  Ryanair Holdings* ...................   7,359            59
  Scottish Power ......................   8,346            66
  Invensys ............................  18,439            64
  SmithKline Beecham ..................   3,361            43
  Standard Chartered ..................   3,194            41
  Vodafone Group ......................  65,367           299
                                                   ----------
                                                        2,156
                                                   ----------
TOTAL FOREIGN COMMON STOCK
   (Cost $10,009) .............................        11,249
                                                   ----------
CORPORATE BONDS -- 7.1%
BANKS -- 1.4%
  Bank of America
      7.875% ............  05/16/05      $  470           469
  First Chicago Bank One
      6.875% ............  06/15/03         310           300
  First Union
      6.950% ............  11/01/04         325           314
                                                   ----------
                                                        1,083
                                                   ----------
BUILDING & CONSTRUCTION -- 0.6%
  Armstrong World
      7.450% ............  05/15/29         455           307
  Halliburton
      5.625% ............  12/01/08         175           153
                                                   ----------
                                                          460
                                                   ----------
COMPUTER SOFTWARE -- 0.6%
  Computer Associates International
      6.250% ............  04/15/03         470           442
                                                   ----------
ELECTRICAL SERVICES -- 0.3%
  Western Resources
      6.875% ............  08/01/04         260           218
                                                   ----------
FINANCIAL SERVICES -- 0.4%
  Ford Motor Credit
      7.375% ............  10/28/09         320           305
                                                   ----------

                                           PAR       VALUE
                          MATURITY        (000)      (000)
                          --------        ----       -----
CORPORATE BONDS -- CONTINUED
FOREIGN -- 0.7%
  Saskatchewan
      8.000% ............  07/15/04      $  500    $      504
                                                   ----------
INSURANCE -- 0.4%
  Conseco
      8.750% ............  02/09/04         310           214
  Fairfax Financial Holdings
      7.375% ............  04/15/18         115            82
                                                   ----------
                                                          296
                                                   ----------
LEISURE -- 0.5%
  Hasbro
      7.950% ............  03/15/03         365           363
                                                   ----------
REAL ESTATE INVESTMENT TRUSTS -- 1.0%
  Arden Realty (A)
      8.875% ............  03/01/05         325           317
  United Dominion Realty
      8.625% ............  03/15/03         440           436
                                                   ----------
                                                          753
                                                   ----------
RETAIL -- 0.4%
  J.C. Penney
      6.125% ............  11/15/03          30            26
      7.600% ............  04/01/07         320           269
                                                   ----------
                                                          295
                                                   ----------
STEEL & STEEL WORKS -- 0.3%
  Worthington Industries
      6.700% ............  12/01/09         240           217
                                                   ----------
WHOLESALE -- 0.5%
  Arrow Electronic
      6.875% ............  06/01/18         405           352
                                                   ----------
TOTAL CORPORATE BONDS
   (Cost $5,692) ..............................         5,288
                                                   ----------
ASSET BACKED SECURITIES -- 4.7%
  Capital One Master Trust,
    Series 2000-1, Cl A
      7.100% ............  04/17/06         405           401
  Champion Home Equity Loan Trust,
    Series 1997-2, Cl A5
      6.710% ............  09/25/29         160           153
  DVI Receivables, Series 2000-1, Cl A4
      7.780% ............  06/14/08         300           299
  First Security Auto Owner Trust,
    Series 1999-1, Cl A4
      5.740% ............  06/15/04         400           388
  Flagship Auto Receivables Owner Trust,
    Series 1999-2, Cl A3
      6.835% ............  11/18/04         135           133


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                         ARMADA BALANCED ALLOCATION FUND
================================================================================

MAY 31, 2000

                                           PAR        VALUE
                          MATURITY        (000)       (000)
                          --------       ------       -----

ASSET BACKED SECURITIES -- CONTINUED
  IMC Home Equity Loan Trust,
    Series 1997-7, Cl A5
      6.760% ............. 10/20/20      $  560    $      546
  Metris Master Trust,
    Series 1997-1, Cl A
      6.870% ............. 10/20/05         310           307
  New Century Home Equity
    Loan Trust,
    Series 1997-NC6,
    Cl A6
      7.010% ............. 05/25/26         380           363
  Residential Funding
    Mortgage
    Securities I,
    Series 2000-HI1,
    Cl AI2
      7.580% ............. 09/25/10         350           346
  Saxon Asset Security Trust,
    Series 1999-3, Cl AF6
      7.525% ............. 06/25/14         295           287
  Vanderbilt Mortgage
    Finance,
    Series 2000-B, Cl A3
      8.255% ............. 05/07/17         290           289
                                                   ----------
TOTAL ASSET BACKED SECURITIES
   (Cost $3,583)                                        3,512
                                                   ----------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 2.5%
  Credit Suisse First
    Boston Mortgage
    Securities, Series
    1997-C1, Cl A1C
      7.240% ............. 04/20/07         410           397
  PNC Trust, Series 1998-7,
      Cl A5
      6.750% ............. 09/25/28         230           208
  Prudential Securities
    Secured Financing,
    Series 1998-C1, Cl A1B
      6.506% ............. 07/15/08         340           312
  Prudential Securities
    Secured Financing,
    Series 1998-C1, Cl A1A3
      6.350% ............. 09/15/07         490           455
  Prudential Securities
    Secured Financing,
    Series 1999-NRF1, Cl A2
      6.480% ............. 01/15/09          65            59
  Residential Asset
    Securitization Trust,
    Series 2000-A3, Cl A2
      8.000% ............. 05/25/30         423           420
                                                   ----------
TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS
   (Cost $1,915)                                        1,851
                                                   ----------

U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 11.5%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.3%
      7.000% ............. 11/01/28      $  273        $  260
                                                   ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 4.3%
      6.000% .. 08/01/28 - 02/01/29       2,739         2,461
      7.000% ............. 09/01/27         743           708
                                                   ----------
                                                        3,169
                                                   ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 5.8%
      6.500% .. 04/15/29 - 08/15/29       2,271       $ 2,126
      7.500% .. 09/15/02 - 12/15/29       1,963         1,931
      8.000% ............. 01/15/30         230           230
                                                   ----------
                                                        4,287
                                                   ----------
UNITED STATES DEPARTMENT OF VETERAN AFFAIRS -- 1.1%
      6.500% ............. 06/15/25         460           424
      7.250% ............. 12/15/15         376           375
                                                   ----------
                                                          799
                                                   ----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $8,924) ...............................        8,515
                                                   ----------
U.S. TREASURY OBLIGATIONS -- 9.1%
U.S. TREASURY BOND -- 3.3%
      6.250%# ............ 08/15/23       2,455         2,425
                                                   ----------
U.S. TREASURY NOTES -- 5.8%
      6.125%# ............ 08/15/07         310           303
      6.250%# ............ 10/31/01       4,015         3,988
                                                   ----------
                                                        4,291
                                                   ----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $6,691) ...............................        6,716
                                                   ----------
CASH EQUIVALENT -- 3.9%
  Goldman Sachs Financial Square
    Prime Obligation Money Market
    Fund ...........................  2,870,820         2,871
                                                   ----------
TOTAL CASH EQUIVALENT
   (Cost $2,871) ...............................        2,871
                                                   ----------

                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                         ARMADA BALANCED ALLOCATION FUND
================================================================================

MAY 31, 2000
                                           PAR        VALUE
                                          (000)       (000)
                                          -----       -----

REPURCHASE AGREEMENT -- 5.5%
  Prudential
    6.400% (dated 05/31/00,
    matures 06/01/00, repurchase
    price $4,100,729; collateralized
    by various FHLMC obligations:
    total value $4,213,271) ...........  $4,100    $    4,100
                                                   ----------
TOTAL REPURCHASE AGREEMENT
   (Cost $4,100) ..............................         4,100
                                                   ----------
TOTAL INVESTMENTS -- 99.8%
   (Cost $70,519) .............................        74,008
                                                   ==========
OTHER ASSETS AND LIABILITIES,
   NET -- 0.2% ................................           168
                                                   ----------
NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorization -- no par value)
   based on 5,953,776 outstanding shares of
   beneficial interest ........................    $   59,151
  Portfolio Shares of Class A
   (unlimited authorization -- no par value)
   based on 339,609 outstanding shares of
   beneficial interest ........................         3,525
  Portfolio Shares of Class B
   (unlimited authorization -- no par value)
   based on 59,036 outstanding shares of
   beneficial interest ........................           639
  Portfolio Shares of Class C
   (unlimited authorization -- no par value)
   based on 281 outstanding shares of
   beneficial interest ........................             3
  Undistributed net investment income .........           392
  Accumulated net realized gain
   on investments .............................         6,980
  Net unrealized appreciation on
   investments foreign currency and
   translation of other assets and liabilities
   in foreign currency ........................         3,486
                                                   ----------
TOTAL NET ASSETS -- 100.0% ....................    $   74,176
                                                   ==========

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CLASS I ...........................        $11.68
                                                   ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A .................        $11.68
                                                   ==========
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($11.68 / 95.25%) .........        $12.26
                                                   ==========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B .................        $11.70
                                                   ==========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C .................        $11.70
                                                   ==========

------------------------------------------------
* NON-INCOME PRODUCING SECURITY.
# SECURITY FULLY OR PARTIALLY ON LOAN.
(A) PRIVATE PLACEMENT SECURITY
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS
FHLMC--FEDERAL HOME LOAN MORTGAGE CORPORATION



                             See Accompanying Notes

                            STATEMENT OF NET ASSETS
                                ARMADA BOND FUND
================================================================================

MAY 31, 2000
                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
CORPORATE BONDS -- 22.9%
BANKS -- 2.5%
  First Chicago Bank One
      6.875% ............  06/15/03     $ 7,000  $      6,781
  First Union
      6.950% ............  11/01/04       7,970         7,701
  Inter-American
    Development Bank
      7.375% ............  01/15/10       1,200         1,192
                                                 ------------
                                                       15,674
                                                 ------------
BUILDING & CONSTRUCTION -- 1.8%
  Armstrong World
      7.450% ............  05/15/29      13,725         9,264
  Pulte
      7.000% ............  12/15/03       2,035         1,913
                                                 ------------
                                                       11,177
                                                 ------------
CONSULTING SERVICES -- 0.1%
  Comdisco
      6.000% ............  01/30/02         840           811
                                                 ------------
ELECTRICAL SERVICES -- 0.9%
  Western Resources
      6.875% ............  08/01/04       6,850         5,754
                                                 ------------
FINANCIAL SERVICES -- 1.8%
  Ford Motor Credit Global
      6.700% ............  07/16/04      11,290        10,810
  Sallie Mae
      7.300% ............  08/01/09         500           492
                                                 ------------
                                                       11,302
                                                 ------------
FOOD & BEVERAGE -- 0.2%
  Kraft
      8.500% ............  02/15/17       1,313         1,326
                                                 ------------
INSURANCE -- 3.7%
  Anthem Insurance (B)
      9.125% ............  04/01/10      13,000        11,814
  Conseco
      8.750% ............  02/09/04       7,750         5,347
  Fairfax Financial Holdings
      7.375% ............  04/15/18       7,950         5,664
                                                 ------------
                                                       22,825
                                                 ------------
LEISURE -- 1.3%
  Hasbro
      7.950% ............  03/15/03       8,225         8,181
                                                 ------------
METAL PROCESSORS & FABRICATION -- 1.1%
  Precision Castparts (B)
      8.750% ............  03/15/05       6,700         6,650
                                                 ------------



CORPORATE BONDS -- CONTINUED
REAL ESTATE INVESTMENT TRUSTS -- 4.1%
  Arden Realty (B)
      8.875% ............  03/01/05      $7,130  $      6,952
  EOP Operating
      8.375% ............  03/15/06       6,200         6,122
  Prime Property Funding,
    Series II (B)
      6.800% ............  08/15/02      10,000         9,700
  United Dominion Realty
      8.625% ............  03/15/03       2,550         2,527
                                                 ------------
                                                       25,301
                                                 ------------
RETAIL -- 2.4%
  J.C. Penney
      6.125% ............  11/15/03       2,830         2,487
      7.600% ............  04/01/07      15,070        12,659
                                                 ------------
                                                       15,146
                                                 ------------
STEEL & STEEL WORKS -- 0.5%
  Worthington Industries
      6.700% ............  12/01/09       3,200         2,892
                                                 ------------
WHOLESALE -- 2.5%
  Arrow Electronic
      6.875% ............  06/01/18       9,745         8,447
  Universal
      8.500% ............  02/28/03       6,775         6,899
                                                 ------------
                                                       15,346
                                                 ------------
TOTAL CORPORATE BONDS
   (Cost $152,558) ..........................         142,385
                                                 ------------
ASSET BACKED SECURITIES -- 17.3%
  Amresco Residential
    Mortgage, Series 1997-1,
    Cl B1A (A)
      4.710% ............  03/25/27       4,860         4,757
  Amresco Securitized Net
    Interest  Margin,
    Series 1999-1A, Cl A
      9.100% ............  09/27/29       7,317         6,732
  Capital One Master Trust,
    Series 2000-1, Cl A
      7.100% ............  04/17/06      11,335        11,232
  Champion Home Equity
    Loan Trust,
    Series 1997-2, Cl A5
      6.710% ............  09/25/29       3,900         3,720
  Continental Auto
    Receivables,
    Series 2000-A, Cl A3
      7.380% ............  02/15/04       6,750         6,725
  DVI Receivables,
    Series 2000-1, Cl A4
      7.780% ............  06/14/08       2,000         1,992


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                                ARMADA BOND FUND
================================================================================

MAY 31, 2000

                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
ASSET BACKED SECURITIES -- CONTINUED
  Export Funding Trust,
    Series 1995-A, Cl A
      8.210% ............. 12/29/06     $ 2,146  $      2,178
  First Security Auto Owner Trust,
    Series 1999-1, Cl A4
      5.740% ............. 06/15/04       9,970         9,669
  Flagship Auto Receivables Owner
    Trust, Series 1999-2, Cl A3
      6.835% ............. 11/18/04       3,250         3,206
  IMC Home Equity Loan Trust,
    Series 1997-7, Cl A5
      6.760% ............. 10/20/20      12,810        12,496
  Metris Master Trust, Series 1997-1,
    Cl A
      6.870% ............. 10/20/05       6,860         6,794
  New Century Home Equity Loan
    Trust, Series 1997-NC6, Cl A6
      7.010% ............. 05/25/26       9,000         8,603
  Option One Mortgage Loan Trust,
    Series 2000-1, Cl M2 (A)
      6.940% ............. 04/25/30       2,444         2,439
  Pegasus Aviation Lease Securitization,
    Series 1999-1, Cl A1 (B)
      6.300% ............. 03/25/29       6,804         6,489
  Residential Funding Mortgage
    Securities I, Series 2000-HI1, Cl AI2
      7.580% ............. 09/25/10       7,526         7,447
  Saxon Asset Security Trust,
    Series 1999-3, Cl AF6
      7.525% ............. 06/25/14       7,303         7,111
  Turkey Trust, Series T-3
      9.625% ............. 05/15/02         188           191
  Vanderbilt Mortgage Finance,
    Series 2000-B, Cl A3
      8.255% ............. 05/07/17       5,880         5,865
                                                 ------------
TOTAL ASSET BACKED SECURITIES
   (COST $110,068) ...........................        107,646
                                                 ------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 14.2%
  Credit Suisse First Boston Mortgage
    Securities, Series 1997-C1, Cl A1C
      7.240% ............. 04/20/07       7,500         7,264
  GE Capital Mortgage Services,
    Series 1999-15, Cl A1
      6.750% ............. 08/25/29       7,179         6,888
  Housing Securities,
    Series 1993-G, Cl G9
      7.500% ............. 01/25/09       3,829         3,786


                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- CONTINUED
  PNC Trust, Series 1998-7, Cl A5
      6.750% ............. 09/25/28     $ 2,997       $ 2,718
  Prudential Securities Secured
    Financing, Series 1998-C1, Cl A1A3
      6.350% ............. 09/15/07      12,190        11,316
  Prudential Securities Secured
    Financing, Series 1998-C1, Cl A1B
      6.506% ............. 07/15/08      11,180        10,259
  Prudential Securities Secured
    Financing, Series 1999-NRF1, Cl A2
      6.480% ............. 01/15/09       2,625         2,395
  Residential Accredit Loans,
    Series 1998-QS7, Cl NB4
      6.750% ............. 07/25/28      13,684        12,426
  Residential Accredit Loans,
    Series 1999-QS3, Cl A8
      6.500% ............. 03/25/29          27            24
  Residential Asset Securitization
    Trust, Series 2000-A3, Cl A2
      8.000% ............. 05/25/30       9,765         9,695
  Residential Funding Mortgage
    Securities I, Series 1993-S44,
      Cl A3 (A)
      6.740% ............. 11/25/23       1,969         1,973
  Structured Asset Sales,
    Series 1994-5, Cl A
      7.000% ............. 07/25/24      20,864        19,625
                                                 ------------
TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS
   (Cost $91,202) .............................        88,369
                                                 ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 25.5%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 2.5%
      6.500% ..... 10/01/07 - 11/01/10    1,444         1,382
      7.000% ..... 11/01/10 - 11/01/28   10,704        10,263
      7.500% ..... 07/01/10 - 05/01/17    1,636         1,621
      8.000% ...............  07/01/25    1,964         1,972
      8.500% ..... 05/01/06 - 06/01/17      292           301
      9.250% ...............  12/01/02       26            27
      9.400% ...............  09/15/08       19            19
                                                 ------------
                                                       15,585
                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 9.1%
      6.000% ..... 07/01/28 - 02/01/29   33,988        30,616
      6.500% ..... 12/01/08 - 08/01/29      815           780
      7.500% ..... 12/01/07 - 10/01/29   25,156        24,543
      8.500% ...............  11/01/09       66            67
      9.000% ...............  07/01/09       34            35




                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                                ARMADA BOND FUND
================================================================================

MAY 31, 2000



                                           PAR       VALUE
                              MATURITY    (000)      (000)
                              --------    -----      -----
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- CONTINUED
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- CONTINUED
      9.250% ................. 11/15/01  $  595  $        605
      9.500% ................. 05/01/18      88            92
                                                 ------------
                                                       56,738
                                                 ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 10.9%
      6.500% ...... 09/15/28 - 08/15/29  29,623        27,736
      7.000% ...... 11/15/23 - 06/15/29   2,023         1,947
      7.500% ...... 08/15/22 - 05/15/30  32,935        32,384
      8.000% ...... 03/15/08 - 01/15/30   4,752         4,768
      8.250% ...... 04/20/17 - 07/20/17     149           151
      8.500% ...... 05/15/21 - 08/15/22     806           827
      9.000% ................  02/20/19     120           123
      9.500% ................  06/15/19      63            67
                                                 ------------
                                                       68,003
                                                 ------------
UNITED STATES DEPARTMENT OF VETERAN AFFAIRS -- 3.0%
      6.500% ................  06/15/25  11,150        10,286
      7.250% ................  12/15/15   8,600         8,567
                                                 ------------
                                                       18,853
                                                 ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $166,082) ...........................        159,179
                                                 ------------
U.S. TREASURY OBLIGATIONS -- 19.1%
U.S. TREASURY BOND -- 8.9%
      6.250%# ................ 08/15/23  55,975        55,293
                                                 ------------
U.S. TREASURY INFLATIONARY PROTECTION SECURITY -- 2.4%
      3.625%# ................ 04/15/28  15,839        14,896
                                                 ------------
U.S. TREASURY NOTES -- 7.8%
      6.250%# ................ 10/31/01  44,915        44,614
      6.500%# ................ 05/15/05   4,160         4,148
                                                 ------------
                                                       48,762
                                                 ------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $118,059) ...........................        118,951
                                                 ------------


                                       NUMBER        VALUE
                                      OF SHARES      (000)
                                      ---------      -----
CASH EQUIVALENT -- 0.5%
  Goldman Sachs Financial Square
    Government Money Market
    Fund ...........................  3,054,452  $      3,054
                                                 ------------
TOTAL CASH EQUIVALENT
   (Cost $3,054) .............................          3,054
                                                 ------------
TOTAL INVESTMENTS -- 99.5%
   (Cost $641,023) ...........................        619,584
                                                 ============
OTHER ASSETS AND LIABILITIES,
   NET -- 0.5% ...............................          2,973
                                                 ------------
NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorization -- no par value)
   based on 65,972,098 outstanding shares of
   beneficial interest .......................        678,178
  Portfolio Shares of Class A
   (unlimited authorization -- no par value)
   based on 402,987 outstanding shares of
   beneficial interest .......................          4,085
  Portfolio Shares of Class B
   (unlimited authorization -- no par value)
   based on 59,545 outstanding shares of
   beneficial interest .......................            631
  Portfolio Shares of Class C
   (unlimited authorization -- no par value)
   based on 4,309 outstanding shares of
   beneficial interest .......................             41
  Undistributed net investment income ........              2
  Accumulated net realized loss
   on investments ............................        (38,941)
  Net unrealized depreciation
   on investments ............................        (21,439)
                                                 ------------
TOTAL NET ASSETS -- 100.0% ...................   $    622,557
                                                 ============


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                                ARMADA BOND FUND
================================================================================

MAY 31, 2000



NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER
SHARE -- CLASS I                                        $9.37
                                                 ============
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A                           $9.40
                                                 ============
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($9.40 / 95.25%)                    $9.87
                                                 ============
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B                           $9.38
                                                 ============
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C                           $9.38
                                                 ============


------------------------------------------------
# SECURITY FULLY OR PARTIALLY ON LOAN.
(A) VARIABLE RATE SECURITY - THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 2000.
(B) PRIVATE PLACEMENT SECURITY
CL--CLASS
                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                           ARMADA ENHANCED INCOME FUND
================================================================================

MAY 31, 2000
                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
CORPORATE BONDS -- 46.8%
BANKS -- 1.5%
  First Union
      8.125% ............  06/24/02     $ 1,400  $      1,410
                                                 ------------
BEAUTY PRODUCTS -- 1.8%
  Dial
      6.625% ............  06/15/03       1,800         1,728
                                                 ------------
BUILDING & CONSTRUCTION -- 1.8%
  Centex, MTN (A)
      6.540% ............  07/27/00       1,700         1,698
                                                 ------------
COMPUTER SOFTWARE -- 1.0%
  Computer Associates International
      6.250% ............  04/15/03       1,025           965
                                                 ------------
CONSULTING SERVICES -- 1.3%
  Comdisco
      5.950% ............  04/30/02       1,235         1,186
                                                 ------------
DEFENSE -- 1.2%
  Raytheon
      5.950% ............  03/15/01       1,100         1,086
                                                 ------------
ELECTRICAL SERVICES -- 2.2%
  Western Resources
      6.875% ............  08/01/04       2,500         2,100
                                                 ------------
FINANCIAL SERVICES -- 4.3%
  Case Credit
      6.120% ............  08/01/01       1,000           975
  Centerpoint Properities,
    MTN
      7.900% ............  01/15/03       2,200         2,159
  Ford Motor Credit
      6.550% ............  09/10/02       1,000           977
                                                 ------------
                                                        4,111
                                                 ------------
FOREIGN BOND -- 1.9%
  Hydro Quebec (A)
      6.250% ............  07/31/02       1,850         1,836
                                                 ------------
GAS & NATURAL GAS -- 0.2%
  Exxon Mobil
      8.375% ............  02/12/01         150           151
                                                 ------------
INDUSTRIAL -- 0.5%
  Monsanto
      7.090% ............  12/15/00         420           420
                                                 ------------
INSURANCE -- 1.7%
  Conseco
      7.875% ............  12/15/00       2,000         1,600
                                                 ------------

                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
CORPORATE BONDS -- CONTINUED
LEISURE -- 1.4%
  Hasbro
      7.950% ............  03/15/03     $ 1,280  $      1,274
                                                 ------------
OFFICE EQUIPMENT -- 0.3%
  Xerox, MTN
      5.250% ............  12/15/03         300           275
                                                 ------------
PAPER & PAPER PRODUCTS -- 4.7%
  Champion International
      9.700% ............  05/01/01       1,500         1,521
  Temple-Inland
      7.250% ............  09/15/04       3,000         2,906
                                                 ------------
                                                        4,427
                                                 ------------
REAL ESTATE INVESTMENT TRUSTS -- 9.4%
  Carramerica Realty
      6.625% ............  10/01/00       3,815         3,798
  Franchise Financial
      7.000% ............  11/30/00       1,810         1,800
  Prime Property Funding,
    Series II (B)
      6.800% ............  08/15/02       1,000           970
      7.000% ............  08/15/04       1,370         1,300
  Weingarten Realty
      6.000% ............  08/10/01       1,045         1,020
                                                 ------------
                                                        8,888
                                                 ------------
RETAIL -- 4.3%
  Dillard
      6.310% ............  08/01/02       2,250         2,080
  J.C. Penney
      6.125% ............  11/15/03       1,000           879
      7.250% ............  04/01/02       1,200         1,149
                                                 ------------
                                                        4,108
                                                 ------------
RUBBER & PLASTIC -- 2.4%
  Armstrong World
      6.350% ............  08/15/03       2,660         2,308
                                                 ------------
TRANSPORTATION -- 1.5%
  General American Transportation
     10.125% ............  03/15/02       1,400         1,449
                                                 ------------
TRUCKING -- 1.8%
  JB Hunt Transport
      6.000% ............  12/12/00       1,750         1,741
                                                 ------------
WHOLESALE -- 1.6%
  Universal
      8.500% ............  02/28/03       1,510         1,538
                                                 ------------
TOTAL CORPORATE BONDS
   (Cost $45,736) ............................         44,299
                                                 ------------


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                           ARMADA ENHANCED INCOME FUND
================================================================================

MAY 31, 2000
                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
ASSET BACKED SECURITIES -- 32.4%
  AESOP Funding, Series 1997-1,
    Cl A1
      6.220% ............  10/20/01      $  763  $        762
  Americredit Receivables Trust,
    Series 2000-A, Cl A3
      7.150% ............  08/05/04       1,075         1,071
  Amresco Residential Mortgage,
    Series 1997-1, Cl B1A (A)
      4.710% ............  03/25/27       1,216         1,190
  Capital Equipment,
    Series 1997-1, Cl A4
      6.190% ............  02/15/02       2,205         2,165
  Champion Home Equity Loan,
    Series 1998-1, Cl A2 (D)
      8.120% ............  09/25/01       6,000           564
  Citibank Credit Card Master Trust,
    Series 1996-1, Cl A (C)
      0.000% ............  02/07/03       1,260         1,199
  Countrywide Home Loans,
    Series 1997-8, Cl A2
      6.750% ............  01/25/28       2,910         2,879
  Discover Card Master Trust I,
    Series 1998-4A, Cl A
      5.750% ............  10/16/03       1,060         1,044
  Empire Funding,
    Series 1999-1, Cl A3
      6.440% ............  04/25/13       1,500         1,444
  Flagship Auto Receivables
    Owner Trust,
    Series 1999-2, Cl A3
      6.835% ............  11/18/04       3,000         2,960
  Green Tree Home Equity
    Loan Trust, Series 1999-D,
    Cl A-7 (D)
      6.500% ............  09/15/30      50,000         2,680
  Household Automobile
    Revolving Trust I,
    Series 1998-1 Cl A3 (A)
      6.330% ............  07/17/03       1,153         1,154
  Merrill Lynch Mortgage
    Investors, Series 1998-GN1,
    Cl A1
      7.110% ............  08/25/27          18            18
  Metlife Capital Equipment
    Loan Trust,
    Series 1997-A, Cl A
      6.850% ............  05/20/08         910           895


                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
 ASSET BACKED SECURITIES -- CONTINUED
  Metris Master Trust,
    Series 1997-1, Cl A
      6.870% ............  10/20/05     $   980  $        970
  New Century Home Equity
    Loan Trust, Series 1997-NC6,
    Cl A6
      7.010% ............  05/25/26       1,500         1,434
  Pegasus Aviation Lease
    Securitization, Series 1999-1,
    Cl A1 (B)
      6.300% ............  03/25/29       1,276         1,217
  PNC Student Loan Trust I,
    Series 1997-2, Cl A4
      6.446% ............  01/25/02         915           911
  Sears Credit Account Master
    Trust, Series 1996-4, Cl A
      6.450% ............  10/16/06         790           778
  Union Acceptance,
    Series 1999-B, Cl A4
      6.110% ............  09/08/05       1,295         1,260
  Westo, Series 1999-A, Cl A4
      5.700% ............  11/20/03       2,750         2,661
  World Omni Automobile
    Lease Securitization Trust,
    Series 1997, Cl A3 (B)
      5.962% ............  08/14/01       1,410         1,398
                                                 ------------
TOTAL ASSET BACKED SECURITIES
   (Cost $31,010) .............................        30,654
                                                 ------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 4.2%
  Evans Withycombe, Series 1, Cl A1
      7.980% ............  08/01/01       1,395         1,410
  Merrill Lynch Mortgage Investors,
    Series 1996-C1, Cl A1
      7.150% ............  04/25/28       1,026         1,011
  Residential Asset Securitization Trust,
    Series 1997-A1, Cl A1
      7.000% ............  03/25/27         302           301
  Residential Asset Securitization Trust,
    Series 2000-A3, Cl A2
      8.000% ............  05/25/30       1,280         1,271
                                                 ------------
TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS
   (Cost $4,058) ..............................         3,993
                                                 ------------

                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                           ARMADA ENHANCED INCOME FUND
================================================================================

MAY 31, 2000

                                       NUMBER OF
                                        SHARES/      VALUE
                           MATURITY    PAR (000)     (000)
                           --------    ---------     -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.4%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.7%
      6.250% ............. 10/15/02      $   645 $        631
                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.0%
      5.000% ............. 11/18/20          631          623
      7.500% ............. 07/01/08        1,265        1,252
                                                 ------------
                                                        1,875
                                                 ------------
SMALL BUSINESS ADMINISTRATION -- 0.2%
      9.725% ............. 04/25/09          205          219
                                                 ------------
UNITED STATES DEPARTMENT OF VETERAN AFFAIRS -- 1.5%
      6.500% ............. 01/15/06        1,500        1,442
                                                 ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $4,263)                                        4,167
                                                 ------------
U.S. TREASURY OBLIGATIONS -- 9.2%
U.S. TREASURY NOTES -- 9.2%
      5.750% ............. 11/15/00        1,300        1,297
      6.250%# ............ 10/31/01        4,440        4,410
      6.500%# ............ 05/15/05        3,030        3,021
                                                 ------------
                                                        8,728
                                                 ------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $8,736) ...............................        8,728
                                                 ------------
CASH EQUIVALENT -- 1.6%
  Fidelity Domestic Money Market
    Fund ............................  1,552,495        1,552
                                                 ------------
TOTAL CASH EQUIVALENT
   (Cost $1,552) ...............................        1,552
                                                 ------------
TOTAL INVESTMENTS -- 98.6%
   (Cost $95,355) ..............................       93,393
                                                 ============
OTHER ASSETS AND LIABILITIES,
   NET -- 1.4% .................................        1,330
                                                 ------------

                                                     VALUE
                                                     (000)
                                                     -----
NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorization -- no par value)
   based on 9,651,348 outstanding shares of
   beneficial interest ......................... $     96,469
  Portfolio Shares of Class A
   (unlimited authorization -- no par value)
   based on 89,671 outstanding shares of
   beneficial interest .........................          905
  Portfolio Shares of Class B
   (unlimited authorization -- no par value)
   based on 18,500 outstanding shares of
   beneficial interest .........................          183
  Portfolio Shares of Class C
   (unlimited authorization -- no par value)
   based on 1,841 outstanding shares of
   beneficial interest .........................           18
  Distributions in excess of net investment
   income ......................................          (18)
  Accumulated net realized loss on
   investments .................................         (872)
  Net unrealized depreciation on
   investments .................................       (1,962)
                                                 ------------
TOTAL NET ASSETS -- 100.0% ..................... $     94,723
                                                 ============
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CLASS I ............................        $9.70
                                                 ============
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A ..................        $9.74
                                                 ============
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($9.74 / 97.25%) ...........       $10.02
                                                 ============
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B ..................        $9.73
                                                 ============
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C ..................        $9.73
                                                 ============


------------------------------------------------
# SECURITY FULLY OR PARTIALLY ON LOAN.
(A) VARIABLE RATE SECURITY - THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 2000.
(B) PRIVATE PLACEMENT SECURITY
(C) PRINCIPAL ONLY SECURITY
(D) INTEREST ONLY SECURITY
CL--CLASS
MTN--MEDIUM TERM NOTE

                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                                ARMADA GNMA FUND
================================================================================

MAY 31, 2000

                                           PAR       VALUE
                              MATURITY    (000)      (000)
                              --------    -----      -----
COLLATERALIZED MORTGAGE
OBLIGATIONS -- 2.4%
  Credit Suisse First Boston
    Mortgage Securities,
    Series 1997-C1, Cl A1C
      7.240% ................  04/20/07 $  1,100 $      1,065
  Residential Funding Mortgage
    Securities I, Series 1992-S31,
    Cl A5
      7.500% ...............   09/25/07    1,852        1,834
                                                 ------------
TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS
   (Cost $3,011) ...............................        2,899
                                                 ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 86.1%
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.8%
      6.500% ..... 12/01/12 - 02/01/28     1,008          940
                                                 ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 84.5%
      6.000% ..... 07/15/28 - 01/15/29    17,936       16,258
      6.500% ..... 05/15/28 - 02/20/30    27,003       25,354
      7.000% ..... 12/15/10 - 09/15/29    23,061       22,213
      7.250% ..............   11/15/04        77           76
      7.500% ..... 05/15/22 - 12/15/29    20,818       20,541
      8.000% ..... 03/15/17 - 04/15/30    11,195       11,235
      8.500% ..... 01/15/17 - 02/15/23     3,635        3,731
      8.750% ..............   06/15/25        63           65
      9.000% ..... 05/15/09 - 11/15/24     2,826        2,930
                                                 ------------
                                                      102,403
                                                 ------------
UNITED STATES DEPARTMENT OF VETERAN AFFAIRS -- 0.8%
      6.500% ................ 06/15/25     1,000          923
                                                 ------------
TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
   (Cost $107,052) ............................       104,266
                                                 ------------
U.S. TREASURY OBLIGATIONS -- 9.6%
U.S. TREASURY NOTES -- 9.6%
      6.125% .............    08/15/07       730          714
      6.250% .............    10/31/01     7,000        6,953
      6.500% .............    05/15/05     4,000        3,988
                                                 ------------
                                                       11,655
                                                 ------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $11,671) .............................        11,655
                                                 ------------


                                        NUMBER       VALUE
                                       OF SHARES     (000)
                                       ---------     -----
CASH EQUIVALENT -- 1.7%
  Goldman Sachs Financial Square
    Government Money Market
    Fund ............................  2,104,880 $      2,105
                                                 ------------
TOTAL CASH EQUIVALENT
   (Cost $2,105) ..............................         2,105
                                                 ------------
TOTAL INVESTMENTS -- 99.8%
   (Cost $123,839) ............................       120,925
                                                 ============
OTHER ASSETS AND LIABILITIES,
   NET -- 0.2% ................................           204
                                                 ------------
NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorization --  no par value)
   based on 12,286,919 outstanding shares of
   beneficial interest ........................       123,975
  Portfolio Shares of Class A
   (unlimited authorization -- no par value)
   based on 126,252 outstanding shares of
   beneficial interest ........................         1,313
  Portfolio Shares of Class B
   (unlimited authorization -- no par value)
   based on 16,532 outstanding shares of
   beneficial interest ........................           162
  Portfolio Shares of Class C
   (unlimited authorization -- no par value)
   based on 8,604 outstanding shares of
   beneficial interest ........................            84
  Distributions in excess of net investment
   income .....................................           (74)
  Accumulated net realized loss on
   investments ................................        (1,417)
  Net unrealized depreciation on
   investments ................................        (2,914)
                                                 ------------
TOTAL NET ASSETS -- 100.0% ....................  $    121,129
                                                 ============
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CLASS I ...........................         $9.74
                                                 ============
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A .................         $9.75
                                                 ============
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($9.75 / 95.25%) ..........        $10.24
                                                 ============
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B .................         $9.75
                                                 ============
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C .................         $9.75
                                                 ============

-------------------------
CL--CLASS


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                          ARMADA INTERMEDIATE BOND FUND
================================================================================

MAY 31, 2000
                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
CORPORATE BONDS -- 33.5%
BANKS -- 1.2%
  First Union
      6.950% ............. 11/01/04     $ 3,375  $      3,261
  Huntington National
      7.625% ............. 01/15/03         500           494
                                                 ------------
                                                        3,755
                                                 ------------
CONSULTING SERVICES -- 1.4%
  Comdisco
      6.000% ............. 01/30/02       4,210         4,063
                                                 ------------
ELECTRICAL SERVICES -- 2.5%
  Western Resources
      6.875% ............. 08/01/04       9,110         7,652
                                                 ------------
FINANCIAL SERVICES -- 1.7%
  Ikon Capital
      6.730% ............. 06/15/01       5,000         4,887
  US Leasing International
      6.625% ............. 05/15/03         300           291
                                                 ------------
                                                        5,178
                                                 ------------
INSURANCE -- 2.6%
  Anthem Insurance# (B)
      9.125% ............. 04/01/10       6,000         5,453
  Conseco
      8.750% ............. 02/09/04       3,000         2,070
  Saint Paul
      6.170% ............. 01/15/01         300           297
                                                 ------------
                                                        7,820
                                                 ------------
LEISURE -- 1.3%
  Hasbro
      7.950% ............. 03/15/03       3,835         3,815
                                                 ------------
METAL PROCESSORS & FABRICATION -- 1.7%
  Precision Castparts (B)
      8.750% ............. 03/15/05       5,000         4,962
                                                 ------------
METALS & MINING -- 1.0%
  Crown Cork & Seal
      6.750% ............. 12/15/03       3,300         3,123
                                                 ------------
PETROLEUM REFINING -- 1.8%
  Sunoco
      7.125% ............. 03/15/04       5,490         5,325
                                                 ------------
PRINTING & PUBLISHING -- 1.2%
  Scholastic
      7.000% ............. 12/15/03       3,600         3,487
                                                 ------------

CORPORATE BONDS -- CONTINUED
REAL ESTATE INVESTMENT TRUSTS -- 7.4%
  Arden Realty (B)
      8.875% ............. 03/01/05     $ 6,675       $ 6,508
  EOP Operating
      8.375% ............. 03/15/06       1,950         1,926
  Federal Realty Investors Trust
      6.990% ............. 03/10/06       1,550         1,398
  Prime Property Funding,
    Series II (B)
      6.800% ............. 08/15/02       5,180         5,024
      7.000% ............. 08/15/04         625           593
  United Dominion Realty
      8.625% ............. 03/15/03       6,760         6,698
                                                 ------------
                                                       22,147
                                                 ------------
RETAIL -- 3.1%
  J.C. Penney
      6.500% ............. 06/15/02       3,470         3,253
      7.600%# ............ 04/01/07       7,175         6,027
                                                 ------------
                                                        9,280
                                                 ------------
RUBBER & PLASTIC -- 1.9%
  Armstrong World
      6.350% ............. 08/15/03       6,740         5,847
                                                 ------------
STEEL & STEEL WORKS -- 0.5%
  Worthington Industries
      6.700% ............. 12/01/09       1,800         1,627
                                                 ------------
TAXABLE MUNICIPAL OBLIGATION -- 0.1%
  Westview School (C)
      6.400% ............. 09/01/05         200           185
                                                 ------------
TELEPHONE & TELECOMMUNICATION -- 0.2%
  AT&T
      5.625% ............. 03/15/04         500           467
                                                 ------------
TRUCKING -- 2.3%
  JB Hunt Transport
      6.000% ............. 12/12/00       3,200         3,184
  Ryder System
      6.600% ............. 11/15/05       4,000         3,620
                                                 ------------
                                                        6,804
                                                 ------------
WHOLESALE -- 1.6%
  Universal
      8.500% ............. 02/28/03       4,725         4,812
                                                 ------------
TOTAL CORPORATE BONDS
   (Cost $105,834) ............................       100,349
                                                 ------------

                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                          ARMADA INTERMEDIATE BOND FUND
================================================================================

MAY 31, 2000

                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
ASSET BACKED SECURITIES -- 27.8%
  Americredit Receivables Trust,
    Series 2000-A, Cl A3
      7.150% ............. 08/05/04     $ 3,610  $      3,598
  Amresco Residential Mortgage,
    Series 1997-1, Cl B1A (A)
      4.710% ............. 03/25/27       2,432         2,380
  Amresco Securitized Net Interest
    Margin, Series 1999-1A, Cl A
      9.100% ............. 09/27/29       3,085         2,838
  Case Equipment Loan Trust,
    Series 1998-C, Cl A4
      5.610% ............. 04/15/05       7,950         7,719
  Contimortgage Home Equity
    Loan Trust, Series 1998-2, Cl A6
      6.360% ............. 11/15/19       3,575         3,396
  Contimortgage Home Equity Loan
    Trust, Series 1999-3, Cl A5
      7.360% ............. 10/25/26       4,550         4,349
  Green Tree Recreational Equipment,
    Series 1997-D, Cl A1
      6.900% ............. 03/15/29       5,058         4,961
  IMC Home Equity Loan Trust,
    Series 1997-7, Cl A5
      6.760% ............. 10/20/20       4,220         4,117
  Oakwood Mortgage Investors,
    Series 1997-D, Cl A3
      6.500% ............. 02/15/28       5,000         4,906
  Option One Mortgage Loan Trust,
    Series 2000-1, Cl M1
      6.320% ............. 04/25/30       6,653         6,646
  Orix Credit Alliance Owner Trust,
    Series 2000-A, Cl A3
      7.120% ............. 05/15/04       4,470         4,439
  Pegasus Aviation Lease Securitization,
    Series 1999-1, Cl A1 (B)
      6.300% ............. 03/25/29       2,211         2,109
  Pennsylvania Power & Light Transition,
    Series 1999-1, Cl A6
      6.960% ............. 12/26/07       3,310         3,222
  Providian Master Trust,
    Series 1999-2, Cl A
      6.600% ............. 04/16/07       4,800         4,710
  Providian Master Trust,
    Series 2000-1, Cl A
      7.490% ............. 08/17/09       4,755         4,728
  Residential Funding Mortgage
    Obligation, Series 1999-HI1, Cl A3
      6.310% ............. 08/25/13       7,800         7,596
  Residential Funding Mortgage
    Obligation, Series 1999-HI6, Cl A3
      7.340% ............. 08/25/12       3,250         3,197


                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
ASSET BACKED SECURITIES -- CONTINUED
  The Money Store Home Equity Trust,
    Series 1993-C, Cl A3
      5.750% ............. 10/15/22     $ 2,875  $      2,781
  UCFC Manufactured Housing Contract,
    Series 1997-3, Cl A2
      6.360% ............. 02/15/11       2,020         1,997
  Union Acceptance,
    Series 1999-B, Cl A4
      6.110% ............. 09/08/05       3,885         3,780
                                                 ------------
TOTAL ASSET BACKED SECURITIES
   (Cost $85,209) .............................        83,469
                                                 ------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 11.4%
  Credit Suisse First Boston Mortgage
    Securities, Series 1997-C1, Cl A1C
      7.240% ............. 04/20/07       3,000         2,906
  FHLMC Structured Pass Through,
    Series T-8, Cl A5
      7.000% ............. 06/15/15       2,970         2,936
  Housing Securities,
    Series 1994-I, Cl A15
      7.500% ............. 03/25/09       2,952         2,910
  Merrill Lynch Mortgage Investors,
    Series 1996-C1, Cl A1
      7.150% ............. 04/25/28       3,031         2,985
  Midland Realty Acceptance,
    Series 1996-C2, Cl A2
      7.233% ............. 01/25/29       6,240         6,045
  Norwest Asset Securities,
    Series 1998-18, Cl A4
      6.250% ............. 08/25/28       6,380         5,561
  Prudential Securities Secured
    Financing, Series 1998-C1,
    Cl A1B
      6.506% ............. 07/15/08       4,045         3,712
  Prudential Securities Secured
    Financing, Series 1999-NRF1,
    Cl A2
      6.480% ............. 01/15/09       3,000         2,737
  Residential Asset Securitization
    Trust, Series 2000-A3, Cl A2
      8.000% ............. 05/25/30       4,420         4,388
                                                 ------------
TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS
   (Cost $35,487) .............................        34,180
                                                 ------------

                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                          ARMADA INTERMEDIATE BOND FUND
================================================================================

MAY 31, 2000
                                        NUMBER OF
                                         SHARES/     VALUE
                              MATURITY  PAR (000)    (000)
                              --------  ---------    -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.9%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.0%
      8.250% ................ 06/01/06    $  14  $         14
                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.7%
      6.500% ................ 01/01/28    2,402         2,231
                                                 ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 2.9%
      6.500% ................ 06/15/29       49            46
      7.500% ..... 01/15/30 - 02/15/30    8,697         8,546
      9.000% ................ 05/15/16       31            32
                                                 ------------
                                                        8,624
                                                 ------------
UNITED STATES DEPARTMENT OF VETERAN AFFAIRS -- 1.3%
      6.500% ................ 12/15/24    4,220         3,888
                                                 ------------
TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
   (Cost $15,045) .............................        14,757
                                                 ------------
U.S. TREASURY OBLIGATIONS -- 20.5%
U.S. TREASURY INFLATIONARY PROTECTION SECURITY -- 7.1%
      3.625%# .... 01/15/08 - 04/15/28   22,190        21,185
                                                 ------------
U.S. TREASURY NOTES -- 13.4%
      6.125%# ............... 08/15/07   17,715        17,325
      6.250%# ............... 10/31/01   22,155        22,006
      6.500%# ............... 05/15/05      940           937
                                                 ------------
                                                       40,268
                                                 ------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $61,537) ............................         61,453
                                                 ------------
CASH EQUIVALENT -- 1.3%
  Fidelity Domestic Money
    Market Fund ..................... 3,749,340         3,749
                                                 ------------
TOTAL CASH EQUIVALENT
   (Cost $3,749) ..............................         3,749
                                                 ------------
TOTAL INVESTMENTS -- 99.4%
   (Cost $306,861) ............................       297,957
                                                 ============
OTHER ASSETS AND LIABILITIES,
   NET -- 0.6% ................................         1,839
                                                 ------------

                                                     VALUE
                                                     (000)
                                                     -----
NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorization -- no par value)
   based on 29,782,786 outstanding shares of
   beneficial interest ........................  $    314,774
  Portfolio Shares of Class A
   (unlimited authorization -- no par value)
   based on 390,590 outstanding shares of
   beneficial interest ........................         4,433
  Portfolio Shares of Class B
   (unlimited authorization -- no par value)
   based on 73,800 outstanding shares of
   beneficial interest ........................           782
  Portfolio Shares of Class C
   (unlimited authorization -- no par value)
   based on 19,260 outstanding shares of
   beneficial interest ........................           191
  Undistributed net investment income .........             8
  Accumulated net realized loss on
   investments ................................       (11,488)
  Net unrealized depreciation on
   investments ................................        (8,904)
                                                 ------------
TOTAL NET ASSETS -- 100.0% ....................  $    299,796
                                                 ============
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CLASS I ...........................         $9.90
                                                 ============
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A .................         $9.92
                                                 ============
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($9.92 / 95.25%) ..........        $10.41
                                                 ============
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B .................         $9.93
                                                 ============
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C .................         $9.93
                                                 ============
--------------------------------
# SECURITY FULLY OR PARTIALLY ON LOAN.
(A) VARIABLE RATE SECURITY - THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 2000.
(B) PRIVATE PLACEMENT SECURITY.
(C) CERTIFICATE OF PARTICIPATION.
CL--CLASS
FHLMC--FEDERAL HOME LOAN MORTGAGE CORPORATION


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                       ARMADA TOTAL RETURN ADVANTAGE FUND
================================================================================

MAY 31, 2000

                                           PAR      VALUE
                          MATURITY        (000)     (000)
                          --------        -----     -----
CORPORATE BONDS -- 34.4%
AGRICULTURE -- 0.8%
  Cargill (A)
      6.150% ............. 02/25/08     $ 3,050  $      2,674
                                                 ------------
AIR TRANSPORTATION -- 0.8%
  Delta Air Lines
      8.300% ............. 12/15/29       1,545         1,307
  Federal Express
      6.720% ............. 01/15/22       1,667         1,498
                                                 ------------
                                                        2,805
                                                 ------------
AUTOMOTIVE -- 2.6%
  Daimler Chrysler
      7.125% ............. 03/01/02       2,850         2,836
  Ford Motor Credit
      6.375% ............. 02/01/29       3,125         2,516
      6.550% ............. 09/10/02         750           733
      7.375% ............. 10/28/09       2,625         2,505
                                                 ------------
                                                        8,590
                                                 ------------
BANKS -- 5.6%
  BankAmerica
      7.875% ............. 12/01/02       3,600         3,609
  Chase Manhattan
      6.375% ............. 02/15/08       3,200         2,896
  Citicorp
      7.125% ............. 09/01/05       4,000         3,865
  First Union
      7.125% ............. 10/15/06       4,400         4,185
  Fleet Financial
      6.375% ............. 05/15/08       1,175         1,058
      6.500% ............. 03/15/08       2,775         2,508
  Nationsbank
      7.000% ............. 09/15/01         815           808
                                                 ------------
                                                       18,929
                                                 ------------
BROKERAGE -- 1.1%
  Lehman Brothers
      6.625% ............. 04/01/04       3,800         3,582
                                                 ------------
CABLE & MEDIA -- 1.0%
  Time Warner Entertainment
     10.150% ............. 05/01/12       3,080         3,458
                                                 ------------
CHEMICAL & ALLIED PRODUCTS -- 0.8%
  Monsanto
      6.600% ............. 12/01/28       3,090         2,639
                                                 ------------
CONSULTING SERVICES -- 1.0%
  CSC Enterprises (A)
      6.500% ............. 11/15/01       3,365         3,330
                                                 ------------

                                          PAR        VALUE
                           MATURITY      (000)       (000)
                           --------       ----       -----
CORPORATE BONDS -- CONTINUED
CONSUMER FINANCE -- 0.9%
  Household Finance
      5.875% ............. 02/01/09     $ 3,400  $      2,886
                                                 ------------
DEFENSE -- 0.7%
  Raytheon
      5.950% ............. 03/15/01       2,500         2,469
                                                 ------------
INSURANCE -- 3.0%
  Lumbermans Mutual Casualty (A)
      8.300% ............. 12/01/37         700           534
  Metropolitan Life (A)
      7.000% ............. 11/01/05       5,860         5,604
  Nationwide (A)
      9.875% ............. 02/15/25       4,000         3,986
                                                 ------------
                                                       10,124
                                                 ------------
OIL & GAS -- 1.3%
  Atlantic Richfield
      9.875% ............. 03/01/16       1,900         2,290
  Conoco
      6.950% ............. 04/15/29       2,550         2,254
                                                 ------------
                                                        4,544
                                                 ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.5%
  Mack-Cali Realty
      7.000% ............. 03/15/04       1,650         1,559
                                                 ------------
RETAIL -- 1.5%
  Safeway
      7.250% ............. 09/15/04       2,420         2,356
  Target
      7.500% ............. 02/15/05       2,700         2,690
                                                 ------------
                                                        5,046
                                                 ------------
SPECIALTY CHEMICALS -- 1.7%
  Engelhard
      7.000% ............. 08/01/01       5,600         5,558
                                                 ------------
TECHNOLOGY -- 0.9%
  Applied Material
      7.125% ............. 10/15/17       3,475         3,056
                                                 ------------
TELEPHONE & TELECOMMUNICATION -- 4.4%
  GTE Northwest
      5.550% ............. 10/15/08       2,600         2,213
  Sprint Capital
      6.875% ............. 11/15/28       5,410         4,551
  Telephone & Data Systems
      7.000% ............. 08/01/06       5,500         5,101
  Worldcom
      6.400% ............. 08/15/05       3,100         2,910
                                                 ------------
                                                       14,775
                                                 ------------

                             See Accompanying Notes

                            STATEMENT OF NET ASSETS
                       ARMADA TOTAL RETURN ADVANTAGE FUND
================================================================================

MAY 31, 2000

                                           PAR      VALUE
                           MATURITY       (000)     (000)
                           --------       -----     -----
CORPORATE BONDS -- CONTINUED
UTILITIES-ELECTRIC -- 2.3%
  Consolidated Edison
      6.450% ............. 12/01/07     $ 3,350  $      3,049
  Pennsylvania Power & Light
      6.125% ............. 05/01/01       3,550         3,501
  Puget Sound Energy
      6.740% ............. 06/15/18       1,525         1,316
                                                 ------------
                                                        7,866
                                                 ------------
YANKEE -- 3.5%
  Ahold Financial
      6.250% ............. 05/01/09       4,200         3,644
  City of Naples
      7.520% ............. 07/15/06       4,002         3,956
  Quebec Province
      8.625% ............. 01/19/05       3,875         4,022
                                                 ------------
                                                       11,622
                                                 ------------
TOTAL CORPORATE BONDS
   (Cost $124,067) ............................       115,512
                                                 ------------
ASSET BACKED SECURITIES -- 29.6%
COMMERCIAL MORTGAGE -- 9.6%
  Bear Stearns Commercial Mortgage
    Securities, Series 1998-C1, Cl A2
      6.440% ............. 06/16/08       5,000         4,588
  Bear Stearns Commercial Mortgage
    Securities, Series 1999-C1, Cl A2
      6.020% ............. 02/14/09       3,105         2,759
  First Union Lehman Brothers Trust,
    Series 1998, Cl A2
      6.560% ............. 11/18/08       8,630         7,987
  Morgan Stanley Capital,
    Series 1999-WF1, Cl A2
      6.210% ............. 09/15/08      10,320         9,323
  Nationslink Funding,
    Series 1999-1, Cl A2
      6.316% ............. 11/20/08       8,375         7,647
                                                 ------------
                                                       32,304
                                                 ------------
CREDIT CARDS -- 9.6%
  Discover Card Master Trust,
    Series 1999-6, Cl A
      6.850% ............. 01/15/05      16,454        16,006
  MBNA Master Credit Card Trust,
    Series 1997-F, Cl A
      6.600% ............. 11/15/04       4,405         4,335


                                           PAR      VALUE
                          MATURITY        (000)     (000)
                          --------        -----     -----
ASSET BACKED SECURITIES -- CONTINUED
CREDIT CARDS -- CONTINUED
  MBNA Master Credit Card Trust,
    Series 1999-B, Cl C (A)
      6.650% ............. 08/15/11     $ 2,780  $      2,456
  MBNA Master Credit Card Trust,
    Series 1999-J, Cl B
      7.400% ............. 02/15/12       2,200         2,135
  Sears Credit, Series 1999-3, Cl A
      6.450% ............. 11/17/09       7,635         7,293
                                                 ------------
                                                       32,225
                                                 ------------
HOME EQUITY -- 0.8%
  Merrill Lynch Mortgage Investors,
    Series 1998-GN1, Cl A1
      7.110% ............. 08/25/27       2,684         2,637
                                                 ------------
MANUFACTURED HOUSING -- 0.7%
  Green Tree Financial,
    Series 1997-5, Cl A5-MH
      6.620% ............. 05/15/29       2,535         2,453
                                                 ------------
MISCELLANEOUS-- 8.9%
  Comed Trust Financial Stranded Asset,
    Series 1998-1, Cl A6
      5.630% ............. 06/25/09       7,365         6,636
  Nissan Auto Lease, Cl-A3
      7.800% ............. 05/20/03       6,980         7,029
  PNC Student Loan Trust I,
    Series 1997-2, Cl A6
      6.572% ............. 01/25/04       2,870         2,812
  Peco Energy,
    Series 2000-A, Cl A-4
      7.650% ............. 03/01/10       7,850         7,732
  Railcar Leasing,
    Series 1997-1, Cl A2-EQ (A)
      7.125% ............. 01/15/13       5,895         5,682
                                                 ------------
                                                       29,891
                                                 ------------
TOTAL ASSET BACKED SECURITIES
   (Cost $102,609) ............................        99,510
                                                 ------------
MORTGAGE PASS THROUGH OBLIGATIONS -- 0.1%
  Thirty-Seventh FHA Insurance Project
      7.430% ............. 05/01/22         413           406
                                                 ------------
TOTAL MORTGAGE PASS THROUGH
   OBLIGATIONS
   (Cost $413) ................................           406
                                                 ------------

                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                       ARMADA TOTAL RETURN ADVANTAGE FUND
================================================================================

MAY 31, 2000
                                         NUMBER OF
                                          SHARES/   VALUE
                              MATURITY   PAR (000)  (000)
                              --------   ---------  -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.0%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.0%
      7.500% ...............  12/01/10   $   59  $         59
      8.750% ...............  05/01/08        3             3
                                                 ------------
                                                           62
                                                 ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.0%
     10.500% ...............  11/15/00        2             2
                                                 ------------
TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
   (Cost $62) .................................            64
                                                 ------------
U.S. TREASURY OBLIGATIONS -- 33.0%
U.S. TREASURY BONDS -- 14.6%
      7.500%# ..............  11/15/16   18,135        20,067
      8.125%# ..............  08/15/21   24,105        28,890
                                                 ------------
                                                       48,957
                                                 ------------
U.S. TREASURY NOTES -- 18.4%
      5.375% ...............  06/30/03    6,650         6,419
      5.875%# ..............  11/30/01   49,920        49,300
      6.500%# .... 05/15/05 - 08/15/05    5,090         5,069
      7.250%# ..............  05/15/04    1,160         1,183
                                                 ------------
                                                       61,971
                                                 ------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $111,192) ............................       110,928
                                                 ------------
CASH EQUIVALENT -- 1.9%
  Fidelity Domestic Money Market
    Fund ............................ 6,421,843         6,422
                                                 ------------
TOTAL CASH EQUIVALENT
   (Cost $6,422) ..............................         6,422
                                                 ------------
TOTAL INVESTMENTS -- 99.0%
   (Cost $344,765) ............................       332,842
                                                 ============
OTHER ASSETS AND LIABILITIES,
    NET -- 1.0% ...............................         3,220
                                                 ------------

                                                     VALUE
                                                     (000)
                                                     -----
NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorization -- no par value)
   based on 34,909,345 outstanding shares of
   beneficial interest ........................  $    351,066
  Portfolio Shares of Class A
   (unlimited authorization -- no par value)
   based on 531,780 outstanding shares of
   beneficial interest ........................         5,445
  Portfolio Shares of Class B
   (unlimited authorization -- no par value)
   based on 56 outstanding shares of
   beneficial interest                                      1
  Distributions in excess of net investment
   income                                                (151)
  Accumulated net realized loss on
   investments                                         (8,376)
  Net unrealized depreciation on
   investments                                        (11,923)
                                                 ------------
TOTAL NET ASSETS -- 100.0%                       $    336,062
                                                 ============
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CLASS I                                     $9.48
                                                 ============
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A                           $9.47
                                                 ============
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($9.47 / 95.25%)                    $9.94
                                                 ============
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B                           $9.50
                                                 ============

------------------------------------------------
# SECURITY FULLY OR PARTIALLY ON LOAN.
(A) PRIVATE PLACEMENT SECURITY
CL--CLASS

                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                      ARMADA NATIONAL TAX EXEMPT BOND FUND
================================================================================

MAY 31, 2000

                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
MUNICIPAL BONDS -- 97.1%
ALASKA -- 0.1%
  Alaska Housing Finance Agency
    (RB) (MBIA) Series A
      4.950% ............  06/01/02     $     70 $         70
      5.050% ............  12/01/03           65           65
                                                 ------------
                                                          135
                                                 ------------
ARIZONA -- 1.0%
  Maricopa County Industrial
    Development Authority,
  Madera Pointe Apartments
    Project (RB) (FSA) Series A
      5.300% ............  06/01/06        1,000          990
                                                 ------------
ARKANSAS -- 0.2%
  Pulaski County, Health Facilities
    Board, Catholic Health Initiatives (RB)
    Series A
      4.150% ............  12/01/00          250          249
                                                 ------------
CALIFORNIA -- 1.0%
  San Francisco, City & County
    (GO) (FGIC) Series 1
      5.000% ............  06/15/10        1,000          992
                                                 ------------
COLORADO -- 1.0%
  Colorado Water Reservation
    Power Development Authority (RB)
    Series A
      6.300% ............  09/01/14        1,000        1,035
                                                 ------------
CONNECTICUT -- 1.0%
  Connecticut State (GO) Series B
      5.500% ............  03/15/11        1,000        1,007
                                                 ------------
DELAWARE -- 1.3%
  Delaware Transportation Authority,
    Transportation System Revenue
    (RB) (AMBAC)
      6.000% ............  07/01/06        1,250        1,302
                                                 ------------
FLORIDA -- 6.4%
  Dade County School District (GO)
      6.500% ............  02/15/06        1,630        1,732
  Florida Department of
    Transportation (GO)
      6.000% ............  07/01/07        1,000        1,045
  Gulf Breeze, Capital Funding
    (RB) (MBIA) Series B
      5.300% ............  12/01/17        1,000          946
  Jacksonville, Excise Tax Revenue (RB)
      6.500% ............  10/01/08        2,600        2,727
                                                 ------------
                                                        6,450
                                                 ------------

                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
MUNICIPAL BONDS -- CONTINUED
GEORGIA -- 3.3%
  Fulton County, Housing Authority,
    Single Family (RB) (GNMA)
    Series A
      5.100% ............  03/01/03        $  30 $         30
      5.300% ............  03/01/05           30           30
  Georgia (GO)
      6.600% ............  04/01/05        2,000        2,130
  Georgia (GO) Series B
      6.650% ............  03/01/09        1,000        1,094
                                                 ------------
                                                        3,284
                                                 ------------
ILLINOIS -- 1.0%
  Illinois, Sales Tax (RB) Series Q
      6.000% ............  06/15/12        1,000        1,037
                                                 ------------
INDIANA -- 4.2%
  East Chicago, Elementary School
    Building (RB) (A)
      6.250% ............  01/05/16        1,750        1,789
  Hamilton School Building,
    First Mortgage (RB) (A)
      4.400% ............  07/15/01          100           99
  Hammond Multi-School
    Building (RB) Series B
      6.000% ............  01/15/18        1,000        1,014
  IPS School Building Corporation,
    Prerefunded 07/15/04 @102 (RB)
      6.150% ............  01/15/16        1,200        1,264
                                                 ------------
                                                        4,166
                                                 ------------
MARYLAND -- 2.1%
  Montgomery County (GO)
    Series A
      5.700% ............  07/01/05        1,000        1,029
  Prince Georges County
    (GO) (MBIA) Series A
      6.000% ............  03/15/06        1,000        1,044
                                                 ------------
                                                        2,073
                                                 ------------
MASSACHUSETTS -- 5.2%
  Massachusetts Bay Transportation
    Authority (RB) Series A
      5.750% ............  03/01/18          655          645
  Massachusetts Bay Transportation
    Authority, General Transportation
    System (RB) (A) Series A
      5.800% ............  03/01/11        1,000        1,027


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                      ARMADA NATIONAL TAX EXEMPT BOND FUND
================================================================================

MAY 31, 2000
                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
MUNICIPAL BONDS -- CONTINUED
MASSACHUSETTS -- CONTINUED
  Massachusetts Bay Transportation
    Authority, Prerefunded
    03/01/05 @ 102 (RB) Series A
      5.750% ............. 03/01/05      $ 2,385 $      2,483
  Massachusetts
    (GO) (FGIC) Series A
      5.750% ............. 08/01/08        1,000        1,031
                                                 ------------
                                                        5,186
                                                 ------------
MICHIGAN -- 10.7%
  Detroit Local Development Finance
    Authority (RB) Series A
      5.500% ............. 05/01/03        1,065        1,070
  Grand Rapids Community College
    (GO) (MBIA) (A)
      5.900% ............. 05/01/03        2,000        2,072
  Michigan Municipal Bond
    Authority (RB)
      6.000% ............. 10/01/07        2,000        2,090
  Michigan State Strategic Fund
    Limited Obligation, Consumers
    Power Company (RB)
      5.800% ............. 06/15/10        2,000        2,030
  Michigan Underground Storage
    Tank (RB) Series I
      6.000% ............. 05/01/04        2,000        2,060
  Redford School District
    (GO) (AMBAC) Series I
      5.500% ............. 05/01/06        1,315        1,336
                                                 ------------
                                                       10,658
                                                 ------------
MINNESOTA -- 1.2%
  Minnesota (GO)
      6.000% ............. 05/01/06        1,000        1,044
  Minnesota Housing Finance
    Agency, Residential Housing (RB)
      4.750% ............. 07/01/01          200          200
                                                 ------------
                                                        1,244
                                                 ------------
MISSOURI -- 1.6%
  Kansas City (GO)
      6.000% ............. 02/01/04        1,535        1,581
                                                 ------------
NEVADA -- 3.2%
  Henderson (GO) (MBIA) Series A
      6.500% ............. 06/01/07        1,000        1,071
  Nevada Municipal Bond Bank
    Project No 38-39 (GO) (ETM)
    Series A
      6.300% ............. 07/01/04        1,000        1,034


                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
MUNICIPAL BONDS -- CONTINUED
NEVADA -- CONTINUED
  Nevada (GO) Series A-1
      6.000% ............. 05/15/09      $ 1,000 $      1,042
                                                 ------------
                                                        3,147
                                                 ------------
NEW JERSEY -- 2.1%
  New Jersey State Transportation
    Trust Fund (RB) (AMBAC)
    Series B
      6.000% ............. 06/15/05        2,000        2,075
                                                 ------------
NEW YORK -- 2.2%
  New York City, Municipal
    Assistance Authority (RB)
    Series J
      6.000% ............. 07/01/04        1,000        1,032
  New York Power Authority,
    Prerefunded 01/01/10 @ 100 (RB)
      7.000% ............. 01/01/10        1,000        1,122
                                                 ------------
                                                        2,154
                                                 ------------
OHIO -- 18.3%
  Butler County Sewer Systems
    (RB) (AMBAC)
      4.600% ............. 12/01/09        1,540        1,434
      4.600% ............. 12/01/10        1,520        1,395
  Butler County
    Transportation Improvement
    (RB) (FSA) Series A
      5.500% ............. 04/01/09        1,150        1,166
      6.000% ............. 04/01/10        1,000        1,045
  Cleveland, Non Tax Revenue
    Cleveland Stadium (RB)
    Series A
      6.000% ............. 11/15/10          995        1,045
  Cleveland, Non Tax Revenue
    Cleveland Stadium (RB) (B)
    Series B
      0.000% ............. 12/01/15          820          325
  Cleveland Public Power System
    (RB) (MBIA) (B)
      0.000% ............. 12/01/16          815          302
  Cleveland Water Works
    (RB) (MBIA) Series G
      5.500% ............. 01/01/09        1,000        1,013
  Hamilton County Hospital Facility,
    Children's Hospital (RB) (MBIA)
    Series G
      5.375% ............. 05/15/13        1,100        1,070


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                      ARMADA NATIONAL TAX EXEMPT BOND FUND
================================================================================

MAY 31, 2000


                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Hudson Local School District
    (GO) (FGIC) (B)
      0.000% ............. 12/15/10      $ 1,000 $        559
  Ohio Housing Finance Agency,
    Single Family Mortgage, (RB)
    Prerefunded 01/15/13 @ 81.879
      5.350% ............. 09/01/04          190          190
  Ohio Public Facilities,
    Development Authority
    (RB) (B)
      0.000% ............. 01/15/15        1,920          756
  Ohio Public Facilities,
    Higher Education (RB)
    (AMBAC) Series II-A
      4.250% ............. 12/01/07        1,000          940
  Ohio Turnpike Commission
    (RB) Series A
      5.500% ............. 02/15/17        1,500        1,472
  Ohio Turnpike Commission
    (RB) (FGIC) Series A
      5.500% ............. 02/15/18        1,000          975
      5.625% ............. 06/01/06        2,000        2,045
  Ohio Water Development Authority
    (RB) (MBIA)
      5.000% ............. 06/01/09        1,000          971
  Wyoming City School District
    (FGIC) Series B
      5.750% ............. 12/01/15          740          756
      5.750%               12/01/16          800          815
                                                 ------------
                                                       18,274
                                                 ------------
OREGON -- 1.5%
  Lane County School District No 4j
    Eugene (GO)
      6.000% ............. 01/01/04        1,435        1,476
                                                 ------------
PENNSYLVANIA -- 0.1%
  Pennsylvania Higher Educational Facility
    Authority, Philadelphia College
    Osteopathic (RB)
      4.450% ............. 12/01/01          100           99
                                                 ------------
RHODE ISLAND -- 1.4%
  Convention Center Authority,
    Prerefunded 05/15/01 @ 102
    (RB) (MBIA) Series A
      6.700% ............. 05/15/01        1,310        1,358
                                                 ------------


                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
MUNICIPAL BONDS -- CONTINUED
SOUTH CAROLINA -- 3.0%
  Charleston County, Public
    Improvement (GO)
      6.000% ............. 09/01/09      $ 1,000      $ 1,050
  South Carolina Public Service
    Authority (RB) (FGIC) Series B
      5.875% ............. 01/01/23        2,000        1,953
                                                 ------------
                                                        3,003
                                                 ------------
TENNESSEE -- 2.9%
  Memphis (GO)
      6.000% ............. 11/01/03        1,290        1,329
  Nashville & Davidson County,
    Metropolitan Government (GO)
      6.000% ............. 12/01/10        1,500        1,577
                                                 ------------
                                                        2,906
                                                 ------------
TEXAS -- 6.6%
  Conroe Independent School
    District (GO) (A)
      5.500% ............. 02/15/15        2,500        2,428
  Harris County Toll Roads
    Revenue (RB)
      6.500% ............. 08/15/15        2,000        2,068
  Plano Independent School District (GO) (A)
      6.000% ............. 02/15/06        1,000        1,036
      5.900% ............. 02/15/10        1,000        1,019
                                                 ------------
                                                        6,551
                                                 ------------
UTAH -- 4.2%
  Intermountain Power Agency,
    Power Supply (RB) (FSA)
    Series F
      6.250% ............. 07/01/09        2,000        2,115
  Utah State (GO) Series E
      5.500% ............. 07/01/04        2,000        2,033
                                                 ------------
                                                        4,148
                                                 ------------
VERMONT -- 2.0%
  Vermont Municipal Bond Bank
    Project (RB) Series 2
      5.500% ............. 12/01/10        2,000        2,015
                                                 ------------
VIRGINIA -- 1.0%
  Richmond, Public Improvement,
    Prerefunded 01/15/01 @ 102 (GO)
    Series A
      6.250% ............. 01/15/01        1,000        1,029
                                                 ------------

                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                      ARMADA NATIONAL TAX EXEMPT BOND FUND
================================================================================

MAY 31, 2000
                                       NUMBER OF
                                        SHARES/     VALUE
                           MATURITY    PAR (000)    (000)
                           --------    ---------    -----
MUNICIPAL BONDS -- CONTINUED
WASHINGTON -- 3.9%
  King County Unlimited Tax (GO)
      6.100% ............. 12/01/01     $  1,000 $      1,000
  Seattle Water System Revenue (RB)
      5.000% ............. 12/01/03        1,000        1,003
  Washington (GO)
      6.500% ............. 09/01/01        1,900        1,936
                                                 ------------
                                                        3,939
                                                 ------------
WISCONSIN -- 3.4%
  Wisconsin, Prerefunded
    05/01/02 @ 100 (GO) Series A
      6.300% ............. 05/01/02        3,275        3,357
                                                 ------------
TOTAL MUNICIPAL BONDS
   (Cost $98,036) ..............................       96,920
                                                 ------------
CASH EQUIVALENT -- 1.7%
  Federated Tax-Free Money
    Market Fund .....................  1,727,146        1,727
                                                 ------------
TOTAL CASH EQUIVALENT
   (Cost $1,727) ...............................        1,727
                                                 ------------
TOTAL INVESTMENTS -- 98.8%
   (Cost $99,763) ..............................       98,647
                                                 ============
OTHER ASSETS AND LIABILITIES,
   NET -- 1.2% .................................        1,220
                                                 ------------
NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorization -- no par value)
   based on 10,062,657 outstanding shares of
   beneficial interest .........................       98,400
  Portfolio Shares of Class A
   (unlimited authorization -- no par value)
   based on 420,467 outstanding shares of
   beneficial interest .........................        4,314
  Portfolio Shares of Class B
   (unlimited authorization -- no par value)
   based on 23,559 outstanding shares of
   beneficial interest .........................          241
  Portfolio Shares of Class C
   (unlimited authorization -- no par value)
   based on 11 outstanding shares of
   beneficial interest .........................           (1)
  Distributions in excess of net income ........          (11)
  Accumulated net realized loss on
   investments .................................       (1,960)
  Net unrealized depreciation on
   investments .................................       (1,116)
                                                 ------------
TOTAL NET ASSETS -- 100.0% ..................... $     99,867
                                                 ============
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CLASS I ............................        $9.50
                                                 ============
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A ..................        $9.54
                                                 ============
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($9.54 / 95.25%) ...........       $10.02
                                                 ============
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B ..................        $9.50
                                                 ============
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C ..................        $9.50
                                                 ============

------------------------------------------------
(A) SECURITY IS BACKED BY A LETTER OF CREDIT BACKED BY A
    MAJOR FINANCIAL INSTITUTION.
(B) ZERO COUPON BOND
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
ETM--ESCROW TO MATURITY
FGIC--FEDERAL GUARANTY INSURANCE COMPANY
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA--FEDERAL SECURITY ASSURANCE
GNMA--GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO--GENERAL OBLIGATION
MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION
RB--REVENUE BOND


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                        ARMADA OHIO TAX EXEMPT BOND FUND
================================================================================

MAY 31, 2000
                                           PAR      VALUE
                           MATURITY       (000)     (000)
                           --------       -----     -----
MUNICIPAL BONDS -- 100.8%
OHIO -- 99.6%
  Akron (GO)
      6.000% ............. 12/01/12       $1,000 $      1,042
  Akron Economic
    Development (RB) (MBIA)
      5.750% ............. 12/01/09        1,680        1,735
      6.000% ............. 12/01/12          935          979
  Akron Sewer System
    (RB) (MBIA)
      5.650% ............. 12/01/08          560          573
  Akron Waterworks
    (RB) (FGIC)
      5.150% ............. 03/01/01          500          502
  Akron Waterworks
    (RB) (MBIA)
      4.900% ............. 03/01/08        1,500        1,455
  Allen County
    (GO) (AMBAC)
      4.950% ............. 12/01/04          500          497
  Ashland City School District
    (GO) (AMBAC)
      4.950% ............. 12/01/07          345          339
      5.000% ............. 12/01/08          250          245
      5.100% ............. 12/01/09          245          241
  Avon Lake City School District
    (GO) (AMBAC)
      5.800% ............. 12/01/12        1,000        1,021
  Avon Lake City School District
    (GO) (FGIC)
      5.750% ............. 12/01/14        2,165        2,195
  Bay Village City School District,
    Prerefunded 12/01/00 @ 102 (GO)
      7.350% ............. 12/01/11          200          206
  Beavercreek Local School
    District (GO) (FGIC)
      5.250% ............. 12/01/07        1,130        1,133
  Belefontaine School City
    District (GO)
      5.750% ............. 12/01/18          505          502
  Big Walnut Local School
    District (AMBAC)
      6.900% ............. 06/01/00          235          235
      7.000% ............. 06/01/01          220          225
  Brown County (GO) (AMBAC)
      5.200% ............. 12/01/04          455          457
  Butler County, Sewer Systems,
    Prerefunded 12/01/02 @101
    (RB) (AMBAC)
      6.000% ............. 12/01/04          500          517


                                            PAR      VALUE
                          MATURITY         (000)     (000)
                          --------         -----     -----
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Celina City School District
    (GO) (FGIC)
      5.250% ............. 12/01/20       $1,750 $      1,612
  Centerville City School District
    (GO) (FGIC)
      5.500% ............. 12/01/07          500          509
  Centerville City School District
    (GO) (MBIA)
      5.650% ............. 12/01/18          500          491
  Chesapeake Union,
    Exempted Village School
    District (GO) (AMBAC)
      6.250% ............. 12/01/22        1,000        1,026
  Clermont County,
    Waterworks (RB) (AMBAC)
      5.300% ............. 12/01/05          500          504
  Cleveland Heights (GO)
      5.400% ............. 12/01/00          900          903
  Cleveland Non Tax Revenue,
    Cleveland Stadium
    (RB) (AMBAC) (B) Series A
      0.000% ............. 12/01/09          825          484
      0.000% ............. 12/01/18          820          264
  Cleveland Non Tax Revenue,
    Cleveland Stadium
    (RB) (AMBAC) (B) Series B
      0.000% ............. 12/01/07          810          541
      0.000% ............. 12/01/10          815          447
      0.000% ............. 12/01/13          815          374
      0.000% ............. 12/01/19          815          244
  Cleveland Waterworks
    (RB) (MBIA) Series G
      5.400% ............. 01/01/06          500          505
  Cleveland Waterworks
    (RB) (MBIA) Series H
      5.625% ............. 01/01/13        3,000        3,015
  Cleveland Waterworks
    (RB) Series F-92, Class A
      5.900% ............. 01/01/01          500          503
  Cleveland Waterworks
    (RB) Series H
      6.000% ............. 01/01/06        2,000        2,072
  Cleveland Waterworks,
    Prerefunded 01/01/02 @ 102
    (RB) (AMBAC) Series F-92,
    Class A
      6.500% ............. 01/01/02        1,000        1,042



                             See Accompanying Notes

                            STATEMENT OF NET ASSETS
                        ARMADA OHIO TAX EXEMPT BOND FUND
================================================================================

MAY 31, 2000


                                            PAR      VALUE
                          MATURITY         (000)     (000)
                          --------         ----      -----
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Cleveland, Regional Sewer
    District Water, Prerefunded
    05/15/04 @ 100 (RB)
      6.750% ............. 04/01/07       $  600 $        635
  Columbus (GO)
      5.300% ............. 05/01/03        1,000        1,009
  Columbus City, School District,
    Prerefunded 12/01/00 @ 102
    (GO) (FGIC) Series A
      7.000% ............. 12/01/11          100          103
  Columbus City, School District,
    Prerefunded 12/01/02 @ 102
    (GO) (FGIC)
      6.650% ............. 12/01/02          900          952
  Columbus, Sewer (RB)
      6.200% ............. 06/01/04        1,500        1,562
  Columbus, Water System (GO)
      5.800% ............. 02/15/01          500          504
  Columbus, Water System (RB)
      6.000% ............. 11/01/02          330          341
  Cuyahoga County (GO)
      5.650% ............. 05/15/18          500          490
  Cuyahoga County Economic
    Develompment Authority
    (RB) Series B
      5.300% ............. 12/01/29        1,000          962
  Cuyahoga County Hospital
    Authority, Cleveland Clinic
    Foundation (RB) Series C
      6.000% ............. 11/15/03          890          910
      6.125% ............. 11/15/04          840          865
  Cuyahoga County Hospital
    Authority, University Hospital
    System Health Project
    (RB) (MBIA) Series A
      6.000% ............. 01/15/06        1,000        1,031
  Cuyahoga County Hospital
    Authority, University Hospital
    System Health Project (RB)
    Series B
      6.000% ............. 01/15/03          400          407
  Cuyahoga County Hospital
    Autority, University Hospital
    System Health Project
    (RB) (MBIA) Series A
      5.250% ............. 01/15/08        2,000        1,985
  Cuyahoga County, Prerefunded
    10/01/01 @ 102 (GO)
      7.000% ............. 10/01/13          100          104
  Dayton Airport (RB) (AMBAC)
      5.400% ............. 12/01/06        1,000        1,011



                                            PAR      VALUE
                          MATURITY         (000)     (000)
                          --------         ----      -----
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Delaware City School
    District (GO) (FGIC)
      5.250% ............. 12/01/06       $  770 $        774
  Delaware County (GO)
      5.250% ............. 12/01/06          500          504
  Delaware County (GO)
    Callable 12/01/10 @101
      6.000% ............. 12/01/13          575          594
      6.000% ............. 12/01/12          545          568
  Delphos, Sewer System,
    Prerefunded 09/01/00 @ 102
    (RB) (FSA)
      7.200% ............. 09/01/10          200          205
  Forest Hills Local School
    District (GO) (MBIA)
      6.000% ............. 12/01/08        1,210        1,272
      6.000% ............. 12/01/09          830          873
  Franklin County (GO)
      5.050% ............. 12/01/05        2,000        1,997
      5.450% ............. 12/01/09        1,000        1,007
      5.500% ............. 12/01/11          745          748
  Franklin County, Prerefunded
    12/01/01 @ 102 (GO)
      6.000% ............. 12/01/03          500          517
      6.300% ............. 12/01/09          250          259
  Franklin County Hospital
    Authority Children's
    Hospital (RB) Series A
      6.000% ............. 11/01/06        1,035        1,061
  Franklin County Hospital
    Authority, Doctors
    Healthcare (RB) Series A
      4.750% ............. 12/01/03        1,810        1,701
  Franklin County Hospital
    Authority, US Health Group
    (RB) (A) Series B
      4.500% ............. 12/01/20        1,000        1,000
  Greene County Water Works
    Systems (RB) (AMBAC)
      5.300% ............. 12/01/05          500          504
  Hamilton City School District
    (GO) Series A
      6.150% ............. 12/01/13        1,000        1,051
  Hamilton County (GO)
      5.000% ............. 12/01/08          675          664
      5.100% ............. 12/01/11        1,025          997
      5.125% ............. 12/01/08        1,000          992
      5.500% ............. 12/01/07          240          245
      5.750% ............. 12/01/01          250          253

                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                        ARMADA OHIO TAX EXEMPT BOND FUND
================================================================================

MAY 31, 2000
                                            PAR      VALUE
                          MATURITY         (000)     (000)
                          --------         ----      -----
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Hamilton County Sewer System
    (RB) (ETM) Series A
      6.300% ............. 12/01/01        $  35 $         36
  Hamilton County Sewer System
    (RB) (FGIC) Series A
      5.000% ............. 12/01/17        1,000          896
  Hamilton County Sewer System
    (RB) Series A
      6.200% ............. 12/01/00        1,000        1,008
      6.300% ............. 12/01/01           65           66
  Hancock County (GO)
      5.750% ............. 12/01/16          500          502
  Hilliard City School District
    (GO) (FGIC)
      6.150% ............. 12/01/01          625          637
  Hilliard City School District,
    Prerefunded 12/01/01 @ 102 (GO)
      5.900% ............. 12/01/04        1,000        1,032
  Holmesville Sewer Authority
    (RB) (A)
      5.550% ............. 03/01/02        1,055        1,058
  Hudson Local School District
    (GO) (FGIC)
      5.000% ............. 12/15/02          500          502
  Kenston Local School
    District (GO)
      5.550% ............. 12/01/03          500          509
  Kent State University, General
    Receipts (RB) (AMBAC)
      6.150% ............. 05/01/04          250          260
  Kettering, Prerefunded
    12/01/00 @ 102 (GO)
      7.200% ............. 12/01/02          480          495
  Lakewood (GO)
      4.900% ............. 12/01/11        1,070        1,004
  Lakewood, Prerefunded
    12/01/02 @ 102 (GO)
      6.500% ............. 12/01/02        1,500        1,579
  Lakota Local School District
    (GO) (AMBAC)
      5.700% ............. 12/01/05          250          257
  Lakota Local School District
    (GO) (FGIC)
      5.000% ............. 12/01/12        1,000          944
  Lakota School District, Prerefunded
    12/01/00 @ 101 (GO)
      7.000% ............. 12/01/03          200          204
  Licking County (GO) (FGIC)
      7.000% ............. 12/01/02          100          105


                                            PAR      VALUE
                          MATURITY         (000)     (000)
                          --------         ----      -----
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Loveland City School
    District (GO)
      6.000% ............. 12/01/00       $  250 $        252
  Lucas County, Hospital,
    Mercy Hospital (ETM) (RB)
      6.000% ............. 09/01/04          140          140
  Magnolia Waterworks (RB)
      5.600% ............. 10/01/01          750          751
  Mahoning Valley Water
    Sanitation (RB)
      7.750% ............. 05/15/14          485          537
  Mansfield City School
    District (GO)
      6.250% ............. 12/01/07        1,000        1,066
      6.250% ............. 12/01/09        1,000        1,071
  Marysville Exempted
    Village School District
    (GO) (AMBAC)
      5.100% ............. 12/01/04          500          501
  Mason City School District
    (GO) (FGIC)
      5.200% ............. 12/01/08          865          862
  Massillion Ohio (GO)
      5.250% ............. 03/01/02          750          752
  Massillon City School District,
    Prerefunded 12/01/00 @ 102
    (GO) (AMBAC)
      6.950% ............. 12/01/03          300          309
      7.000% ............. 12/01/04          150          155
  Miami University General
    Receipts (RB)
      5.400% ............. 12/01/05        1,000        1,002
  Miamisburg, Sewer System
    (RB) (AMBAC)
      5.000% ............. 11/15/08          500          491
  Middleberg Heights Hospital
    Revenue, Southwest
    General (RB)
      6.750% ............. 08/15/06        1,400        1,503
  Middletown Ohio (GO) (FGIC)
      5.750% ............. 12/01/12          650          665
      5.750% ............. 12/01/13          640          650
  Montgomery County (GO)
    Series A
      4.300% ............. 12/01/02        1,000          970
  Montgomery County
    Solid Waste (RB) (MBIA)
      5.125% ............. 11/01/08          500          495
      5.300% ............. 11/01/07        1,000        1,004
      5.350% ............. 11/01/10          900          897

                             See Accompanying Notes

                            STATEMENT OF NET ASSETS
                        ARMADA OHIO TAX EXEMPT BOND FUND
================================================================================

MAY 31, 2000


                                            PAR      VALUE
                          MATURITY         (000)     (000)
                          --------         ----      -----
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Montgomery County Water
    (RB) (AMBAC)
      5.250% ............. 11/15/06       $  500 $        502
  Montgomery County,
    Catholic Health Initiatives (RB)
    Series A
      5.000% ............. 12/01/08        1,000          940
      5.000% ............. 12/01/09        1,000          934
  Montgomery County,
    Sisters of Charity Health Care
    (RB) (MBIA) Series A
      6.500% ............. 05/15/08          300          311
  Newark (GO) (AMBAC)
      5.450% ............. 12/01/02        1,000        1,014
  North Canton City School
    District (GO) (AMBAC)
      5.250% ............. 12/01/01          500          504
      5.750% ............. 12/01/06          250          258
  North Royalton City School
    District (GO) (MBIA)
      6.625% ............. 12/01/06        1,885        2,036
  Northeast Ohio Regional Sewer
    District Wastewater, Prerefunded
    11/15/01 @ 101 (RB) (AMBAC)
      6.400% ............. 11/15/03          250          257
  Northeast Ohio Regional Sewer
    District Wastewater, Prerefunded
    11/01/01 @ 101 (RB) (AMBAC)
      6.500% ............. 11/15/08          250          258
  Northeast Ohio Regional Sewer
    District Wastewater, Prerefunded
    11/15/01 @ 101 (RB) (AMBAC)
      6.500% ............. 11/15/01          500          516
  Oak Hills Local School District (GO)
      5.650% ............. 12/01/07          350          360
  Ohio, Prerefunded
    08/01/05 @ 102 (GO)
      6.200% ............. 08/01/12          860          913
  Ohio (GO) Series R
      5.150% ............. 09/01/01          500          502
  Ohio, Air Quality Development
    Authority, Buckeye Power
    Project (RB)
      5.250% ............. 08/01/07          400          392
  Ohio Building Authority (RB) (AMBAC)
    Series A
      5.500% ............. 04/01/14        1,500        1,479


                                            PAR      VALUE
                          MATURITY         (000)     (000)
                          --------         ----      -----
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Ohio Building Authority Facilities,
    Adult Correctional Building Fund
    (RB) (AMBAC) Series A
      6.000% ............. 04/01/06       $1,930 $      2,002
      6.125% ............. 10/01/09        1,300        1,360
  Ohio Building Authority Facilities,
    Highway Safety Building (RB) (MBIA)
    Series A
      5.400% ............. 10/01/02          250          253
  Ohio Building Authority Facilities,
    James Rhodes Project (RB)
    Series A
      5.900% ............. 06/01/00          500          500
  Ohio Building Authority Facilities,
    Juvenile Correctional Building (RB)
    Series A
      5.800% ............. 10/01/02          250          255
  Ohio Building Authority Facilities,
    State Arts Building (RB)
    Series A
      5.200% ............. 10/01/04          500          502
  Ohio Capital Corporation For Housing,
    Housing & Urban Development (RB)
    Series D
      5.350% ............. 02/01/09          650          630
  Ohio Department of Administrative
    Services (RB) (AMBAC)
      5.000% ............. 12/15/12        1,210        1,137
  Ohio Higher Educational Facility
    (RB) (AMBAC) Series II-B
      5.875% ............. 12/01/01          500          508
  Ohio Higher Educational Facility (RB)
    Series A
      5.000% ............. 07/01/18          600          529
  Ohio Higher Educational Facility,
    Case Western Reserve University Project,
    Prerefunded 10/01/00 @ 102 (RB)
    Series B
      7.125% ............. 10/01/14           60           62
  Ohio Higher Educational Facility,
    Case Western University (RB)
    Series C
      5.000% ............. 10/01/10          905          865
  Ohio Higher Educational Facility,
    Denison University Project (RB)
      5.250% ............. 11/01/09        1,000          981
  Ohio Higher Educational Facility,
    University of Dayton (RB)
    Series II-B
      5.875% ............. 12/01/04          250          257


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                        ARMADA OHIO TAX EXEMPT BOND FUND
================================================================================

MAY 31, 2000
                                            PAR      VALUE
                          MATURITY         (000)     (000)
                          --------         ----      -----
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Ohio Housing Financial Agency,
    Single Family Mortgage (RB)
    Series A
      6.375% ............. 04/01/17         $ 70   $       71
  Ohio Housing Financial Agency,
    Single Family Mortgage (RB)
    Series F
      7.400% ............. 03/01/05           35           36
      7.400% ............. 09/01/05           30           31
      7.600% ............. 09/01/16           95           97
  Ohio Infrastructure Improvement (GO)
    Series A
      5.750% ............. 02/01/12        1,000        1,024
  Ohio Public Facilities
    Higher Education (RB) (AMBAC)
    Series II-A
      5.200% ............. 05/01/06          500          500
      5.200% ............. 05/01/07          775          774
  Ohio Public Facilities
    Higher Education (RB) (AMBAC)
    Series II-B
      5.700% ............. 11/01/03        1,000        1,021
  Ohio Public Facilities
    Higher Education (RB)
    Series II-A
      5.500% ............. 12/01/00          500          502
  Ohio Public Facilities
    Mental Health (RB) (FSA)
    Series II-A
      5.000% ............. 12/01/02        1,500        1,500
  Ohio State (GO)
      5.000% ............. 08/01/00          500          500
      5.200% ............. 08/01/08        1,000          997
      6.600% ............. 09/01/03          150          157
  Ohio State (GO) Series A
      5.400% ............. 10/01/07        1,370        1,382
  Ohio Turnpike Commission (RB)
    Series A
      6.000% ............. 02/15/07        4,100        4,264
  Ohio University
    General Receipts (RB)
    Series A2
      5.150% ............. 12/01/00          250          251
      5.400% ............. 12/01/02        1,500        1,515
  Ohio Water Development Authority
    (RB) (AMBAC)
      6.000% ............. 06/01/07        1,715        1,786
  Ohio Water Development Authority,
    Fresh Water (RB) (AMBAC)
      5.400% ............. 12/01/04          510          516


                                            PAR      VALUE
                          MATURITY         (000)     (000)
                          --------         ----      -----
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Ohio Water Development Authority,
    Pollution Control Facilities (RB)
      5.900% ............. 06/01/00       $  500 $        500
      5.900% ............. 12/01/02          320          328
  Ohio Water Development Authority,
    Pure Water (RB) (AMBAC)
      5.600% ............. 06/01/07        1,500        1,532
  Ohio Water Development Authority,
    Pure Water (RB) (AMBAC)
    Series I
      7.250% ............. 12/01/08          500          538
  Ohio Water Development Authority,
    Pure Water (RB) (MBIA)
      5.500% ............. 06/01/01          200          202
      5.500% ............. 12/01/01        1,000        1,011
      5.550% ............. 06/01/04        1,000        1,016
      5.750% ............. 12/01/05          500          512
  Ohio Water Development Authority,
    Safe Water (RB) (AMBAC)
      6.000% ............. 12/01/06        1,075        1,119
  Ontario Local School
    District (GO) (FSA)
      4.800% ............. 12/01/11          790          733
      4.900% ............. 12/01/12          630          585
  Ottawa County
    (GO) (MBIA)
      5.400% ............. 09/01/11          500          500
  Parma City School
    District (GO)
      5.550% ............. 12/01/04          200          199
      5.550% ............. 12/01/05          290          288
      5.550% ............. 12/01/06          305          301
  Parma City School
    District (TAN)
      4.600% ............. 12/01/03        1,360        1,309
      4.600% ............. 12/01/04        1,360        1,297
  Perrysburg Exempted
    Village School District
    (GO) (FSA) Series B
      5.750% ............. 12/01/12        1,225        1,262
  Portage County (GO)
      5.100% ............. 12/01/12        2,500        2,388
      6.000% ............. 12/01/03          915          945
  Portage County, Hospital Facility
    Authority, Robinson Memorial
    (RB) (MBIA)
      5.625% ............. 11/15/07        1,000        1,016


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                        ARMADA OHIO TAX EXEMPT BOND FUND
================================================================================

MAY 31, 2000
                                            PAR      VALUE
                          MATURITY         (000)     (000)
                          --------         ----      -----
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Richland County (GO) (AMBAC)
      5.200% ............. 12/01/08       $  515 $        513
  Sandusky County, Hospital
    Facility (RB)
      4.900% ............. 01/01/05          500          462
  Southwest Licking Local School
    District (GO) (FGIC)
      5.750% ............. 12/01/15          550          562
      5.750% ............. 12/01/16          400          408
  Springfield Local School
    District (GO)
      6.100% ............. 12/01/03          250          258
  Stow City School District (GO)
      9.125% ............. 12/01/06          580          699
  Strongsville (GO)
      5.900% ............. 12/01/15        1,575        1,605
  Strongsville City School District
    (GO) (MBIA)
      5.150% ............. 12/01/08        1,000          994
      5.200% ............. 12/01/09          670          665
  Summit County (GO)
      6.000% ............. 12/01/09          790          830
      6.250% ............. 12/01/11        1,235        1,325
  Toledo (GO)
      7.375% ............. 12/01/01          100          104
  Twin City Water & Sewer Distributions,
    Ohio Water Source (RB)
      5.700% ............. 10/01/01        2,500        2,506
  University of Akron, General Receipts
    (RB) (AMBAC)
      6.000% ............. 01/01/07          800          835
  University of Cincinnati, General Receipts
    (RB) Series G
      7.000% ............. 06/01/11          500          519
  University of Cincinnati, General Receipts
    (RB) Series R6
      5.350% ............. 06/01/08        1,000          994
  University of Cincinnati, General Receipts
    (RB) Series T
      5.500% ............. 06/01/11        1,110        1,098
  University of Toledo General Receipts
    (RB) (FGIC) Series A
      5.300% ............. 06/01/01          175          176
      5.750% ............. 12/01/08        1,950        1,987
  Upper Arlington (GO)
      6.200% ............. 12/01/01          270          275
  Upper Arlington, City School District
    (GO) (MBIA)
      6.000% ............. 12/01/05        1,170        1,218
  Vandalia (GO)
      5.350% ............. 12/01/09          505          508


                                            PAR      VALUE
                          MATURITY         (000)     (000)
                          --------         ----      -----
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Washington County, Hospital
    Facilities, Marietta Area
    Healthcare (RB) (FSA)
      5.375% ............. 09/01/18       $1,500 $      1,401
  West Clermont Local School
    District (GO) (AMBAC)
      5.650% ............. 12/01/08        1,030        1,056
  West Geauga Local School
    District (GO) (AMBAC)
      5.650% ............. 11/01/06        1,000        1,026
  Westerville (GO)
      5.250% ............. 12/01/12        1,205        1,179
      5.250% ............. 12/01/13        1,600        1,554
  Westlake (GO)
      5.300% ............. 12/01/03          500          505
  Westlake City School District (GO)
      6.200% ............. 12/01/06        1,635        1,731
  Wilmington City School District
    (GO) (FGIC)
      5.350% ............. 12/01/00          225          226
  Worthington City School District
    (GO) (FGIC)
      5.800% ............. 12/01/01        1,200        1,218
      5.850% ............. 12/01/02          500          512
  Wright State University General
    Receipts (RB) (AMBAC)
      4.900% ............. 05/01/05          500          495
  Wyoming City School District
    (GO) (FGIC) Series B
      5.750% ............. 12/01/13          135          139
      5.750% ............. 12/01/14          690          706
      5.750% ............. 12/01/17          400          406
                                                 ------------
                                                      170,676
                                                 ------------
PUERTO RICO -- 1.2%
  Commonwealth of Puerto Rico,
    Prerefunded 07/01/00 @ 102
    (GO) (FGIC)
      7.200% ............. 07/01/03          500          511
  Puerto Rico, Electric Power Authority
    (RB) (MBIA)
      6.500% ............. 07/01/06        1,000        1,078
  Puerto Rico, Multi-Family Housing
    Finance Corporation (RB) (C)
      7.300% ............. 10/01/06          185          188
      7.400% ............. 04/01/07          200          203
                                                 ------------
                                                        1,980
                                                 ------------
TOTAL MUNICIPAL BONDS
   (Cost $175,234) .............................      172,656
                                                 ------------

                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                        ARMADA OHIO TAX EXEMPT BOND FUND
================================================================================

MAY 31, 2000
                                       NUMBER OF     VALUE
                                        SHARES       (000)
                                       ---------    -------
CASH EQUIVALENT -- 1.0%
  Federated Ohio Municipal
    Cash Trust                         1,767,766 $      1,768
                                                 ------------
TOTAL CASH EQUIVALENT
   (Cost $1,768) ...............................        1,768
                                                 ------------
TOTAL INVESTMENTS -- 101.8%
   (Cost $177,002) .............................      174,424
                                                 ============
OTHER ASSETS AND LIABILITIES,
   NET -- (1.8%) ...............................       (3,087)
                                                 ------------
NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorization -- no par value)
   based on 15,836,284 outstanding shares of
   beneficial interest .........................      171,792
  Portfolio Shares of Class A
   (unlimited authorization -- no par value)
   based on 494,593 outstanding shares of
   beneficial interest .........................        5,219
  Undistributed net investment income ..........            4
  Accumulated net realized loss on
   investments .................................       (3,100)
  Net unrealized depreciation on
   investments .................................       (2,578)
                                                 ------------
TOTAL NET ASSETS -- 100.0% ..................... $    171,337
                                                 ============
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CLASS I ............................       $10.49
                                                 ============
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A ..................       $10.46
                                                 ============
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($10.46 / 97%) .............       $10.78
                                                 ============

------------------------------------------------
(A) VARIABLE RATE SECURITY -- THE RATE REFLECTED IN
    THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT
    ON MAY 31, 2000.
(B) ZERO COUPON BOND
(C) SECURITY IS BACKED BY A LETTER OF CREDIT BACKED BY A
    MAJOR FINANCIAL INSTITUTION.
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
ETM--ESCROWED TO MATURITY
FGIC--FEDERAL GUARANTY INSURANCE COMPANY
FSA--FEDERAL SECURITY ASSURANCE
GO--GENERAL OBLIGATION
MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION
RB--REVENUE BOND
TAN--TAX ANTICIPATION NOTE

                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                     ARMADA PENNSYLVANIA MUNICIPAL BOND FUND
================================================================================

MAY 31, 2000

                                            PAR      VALUE
                          MATURITY         (000)     (000)
                          --------         -----     -----
MUNICIPAL BONDS -- 98.5%
PENNSYLVANIA -- 97.3%
  Allegheny County Higher Education
    Building Authority, Duquesne University
    Project (RB) (AMBAC)
      6.500% ............. 03/01/10       $  380 $        411
  Allegheny County Higher Education
    Community College (RB) (MBIA)
      5.800% ............. 06/01/13        1,000        1,007
  Allegheny County Hospital
    Development Authority,
    Magee Woman's Hospital
    Project (RB) (ETM) Series O
     10.125% ............. 10/01/02           80           84
  Allegheny County Industrial
    Development Authority (RB)
      5.250% ............. 12/01/14          630          631
  Allegheny County Port Authority
    Special Revenue (RB) (MBIA)
      6.250% ............. 03/01/17          685          707
  Allegheny County Sanitation
    Authority Sewer (RB)
      5.500% ............. 12/01/08          265          267
  Allegheny County Sanitation
    Authority Sewer (RB) (FGIC) (A)
      0.000% ............. 12/01/08        2,000        1,255
  Ambridge Area School District
    (GO) (FGIC)
      4.750% ............. 11/01/08          500          476
  Bradford County School District,
    Partially Prerefunded
    10/01/05 @ 100 (GO) (FGIC)
      5.250% ............. 10/01/05        1,000          997
  Bucks County Community College
    Authority, College Building (RB)
      5.300% ............. 06/15/10          100           99
  Butler County Sewer Authority,
    Prerefunded 01/01/04 @100 (RB)
      7.250% ............. 01/01/04          105          110
  Dauphin County
    General Authority (RB) (AMBAC)
      5.400% ............. 06/01/26          800          808
  Delaware River Port Authority (RB)
      5.500% ............. 01/01/10          500          507
  Delaware River Port Authority,
    Pennsylvania & New Jersey Bridges
    Project (RB) (AMBAC) (ETM)
      6.000% ............. 01/15/10          535          546
  Delaware Valley Regional Finance
    Authority (RB) (AMBAC)
    Series A
      5.900% ............. 04/15/16        1,000        1,006
  Elizabeth Forward School District (GO)
      5.450% ............. 09/01/08          170          170


                                            PAR      VALUE
                          MATURITY         (000)     (000)
                          --------         -----     -----
MUNICIPAL BONDS -- CONTINUED
PENNSYLVANIA -- CONTINUED
  Erie County Prison Authority Lease,
    Prerefunded 11/01/01 @100
    (RB) (MBIA)
      6.600% ............. 11/01/01       $1,000      $ 1,022
  Fairview School District
    (GO) (FGIC)
      6.000% ............. 02/15/07        1,140        1,186
  Gettysburg College (RB) (MBIA)
      5.375%               08/15/13        1,000          985
  Indiana County Industrial
    Development Authority,
    Pollution Control Revenue,
    New York Electric & Gas (MBIA)
    Series A
      6.000% ............. 06/01/06        1,000        1,039
  Lehigh County Industrial
    Development Authority,
    Pollution Control Revenue,
    Pennsylvania Power & Light
    Project (MBIA) Series A
      6.400% ............. 11/01/21        2,250        2,295
  Lycoming County Authority
    College of Technology (AMBAC)
      5.400% ............. 11/01/08        1,000        1,003
  Middletown Township
    Bucks County (RB) (ETM)
      6.100% ............. 10/01/00           35           35
  Monroeville County Hospital
    Authority, East Suburban Health
    Center Project, Prerefunded
    07/01/04 @ 100 (RB)
      7.600% ............. 07/01/08          850          910
  Montgomery County
    Higher Education & Health (RB)
      5.900% ............. 11/15/06          190          190
      6.000% ............. 11/15/07          105          105
  Montgomery County
    Higher Education & Health
    Authority (CONNIE LEE)
      6.500% ............. 12/15/22          200          207
  Montgomery County Hospital
    Authority, Suburban General
    Hospital Project (RB) (ETM)
      7.750% ............. 05/01/02           60           61
  Moon Area School District
    (GO) ( FGIC) (A) Series A
      0.000% ............. 11/15/11        1,520          798
  Parkland School District (GO) (FGIC)
      5.375% ............. 09/01/14        1,000          978
  Pennsylvania State (GO)
      6.375% ............. 09/15/11        1,000        1,035


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                     ARMADA PENNSYLVANIA MUNICIPAL BOND FUND
================================================================================

MAY 31, 2000

                                            PAR      VALUE
                          MATURITY         (000)     (000)
                          --------         -----     -----
MUNICIPAL BONDS -- CONTINUED
PENNSYLVANIA -- CONTINUED
  Pennsylvania State (GO) (AMBAC)
    Series 1
      5.125% ............. 03/15/12       $1,475   $    1,423
  Pennsylvania State Financing
    Authority, Municipal Capital
    Improvements Program (RB)
      6.600% ............. 11/01/09        1,000        1,055
  Pennsylvania State Higher Education
    Assistance Authority (RB) (FGIC)
    Series A
      6.800% ............. 12/01/00          685          692
  Pennsylvania State Higher Education
    Facilities Authority, University of
    Pennsylvania Project (RB)
      6.500% ............. 09/01/04          250          264
  Pennsylvania State Higher Education
    Facilities Authority, University of
    Pennsylvania Project (RB)
    Series A
      5.550% ............. 09/01/09        1,300        1,308
  Pennsylvania State Housing
    Financial Agency (RB)
      6.550% ............. 10/01/03          150          154
  Pennsylvania State
    Industrial Development
    Authority (RB) (AMBAC)
      6.000% ............. 01/01/12        1,000        1,024
  Pennsylvania State
    Industrial Economic
    Development Authority
    (RB) (AMBAC) Series 94
      5.800% ............. 07/01/09          700          721
  Pennsylvania State
    Infrastructure Investment
    Authority, Pennvest (RB)
    Series B
      6.450% ............. 09/01/04        1,500        1,569
  Pennsylvania State
    Intergovernmental Cooperative
    Authority, Special Tax,
    City of Philadelphia Funding
    Program, Prerefunded
    06/15/02 (RB)
      6.800% ............. 06/15/02          500          518
  Pennsylvania State Turnpike
    Commission (RB) (FGIC)
    Series O
      5.250% ............. 12/01/01        1,010        1,016
  Pennsylvania State University (RB)
      6.250% ............. 03/01/11        1,000        1,036

                                            PAR      VALUE
                          MATURITY         (000)     (000)
                          --------         -----     -----
MUNICIPAL BONDS -- CONTINUED
PENNSYLVANIA -- CONTINUED
  Philadelphia Gas Works
    (RB) (FSA) Series 14
      6.250% ............. 07/01/08       $  300   $      316
  Philadelphia Gas Works,
    Prerefunded 06/15/01 @102 (RB)
    Series 13
      7.700% ............. 06/15/01          460          482
  Philadelphia Hospital & Higher
    Educational Facilities Authority
    Revenue, Children's Hospital,
    Prerefunded 02/15/02 @ 102 (RB)
    Series A
      6.500% ............. 02/15/02          200          209
  Philadelphia Hospital Authority,
    Thomas Jefferson University
    Hospital (RB) (ETM)
      7.000% ............. 07/01/08          205          219
  Philadelphia Hospital Authority,
    Graduate Hospital Project
    (RB) (ETM)
      7.000% ............. 07/01/10          365          386
  Philadelphia Water & Waste Water
    Authority (RB) (MBIA)
      5.500% ............. 06/15/07        1,500        1,519
      6.250% ............. 08/01/08          500          531
      6.250% ............. 08/01/11          200          213
  Philadelphia Water & Waste Water
    Authority (RB) (MBIA) Series 95
      6.750% ............. 08/01/03          200          210
  Pittsburgh (GO) (MBIA)
    Series A
      5.500% ............. 09/01/06          955          968
  Pittsburgh Public Parking Authority
    (RB) (AMBAC)
      6.000% ............. 12/01/09          945          992
  Scranton-Lackawanna
    Health & Welfare, Moses Taylor
    Hospital (ETM) (RB)
      6.625% ............. 07/01/09          465          481
  Seneca Valley School District,
    Prerefunded 07/01/02 @100
    (GO) (FGIC) Series A
      5.700% ............. 07/01/06        1,000        1,015
  Somerset County (GO) (AMBAC)
      5.000% ............. 10/01/14          550          503
  Spring Township
    Municipal Authority (AMBAC)
      5.600% ............. 12/01/09          150          150



                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                     ARMADA PENNSYLVANIA MUNICIPAL BOND FUND
================================================================================

MAY 31, 2000

                                        NUMBER OF
                                         SHARES/     VALUE
                          MATURITY      PAR (000)    (000)
                          --------      ---------    -----
MUNICIPAL BONDS -- CONTINUED
PENNSYLVANIA -- CONTINUED
  State Public School Building
    Authority, Montgomery County
    Community College (RB)
      4.600% ............. 05/01/12       $  160   $      143
  Swathmore Borough Authority,
    Swarthmore College (RB)
      6.000% ............. 09/15/06          700          725
  Tyrone School District, Prerefunded
    09/15/07 @ 100 (GO) (MBIA)
      5.700% ............. 09/15/08        1,000        1,010
  Union County Higher Educational
    Facilities Financing Authority,
    Bucknell University Project
    (RB) (MBIA)
      6.200% ............. 04/01/06        1,000        1,028
  West Mifflin Sewer Authority
    (RB) (MBIA)
      5.000% ............. 08/01/14          250          229
  West Whiteland Municipal Sewer
    Authority (RB) (ETM)
      6.400% ............. 09/15/13          240          257
  Westmoreland County Municipal
    Authority (RB) (FGIC) (ETM)
      2.000% ............. 07/01/07          500          396
  Westmoreland County Municipal
    Authority (RB) (FGIC) (ETM) (A)
      0.000% ............. 07/01/08          500          319
                                                   ----------
                                                       44,011
                                                   ----------
PUERTO RICO -- 1.2%
  Commonwealth of Puerto Rico
    (GO) (MBIA)
      6.250% ............. 07/01/09          500          541
                                                   ----------
TOTAL MUNICIPAL BONDS
   (Cost $44,888) ..............................       44,552
                                                   ----------
CASH EQUIVALENT -- 0.3%
  Federated Pennsylvania
    Cash Trust ........................  159,341          159
                                                   ----------
TOTAL CASH EQUIVALENT
   (Cost $159) .................................          159
                                                   ----------
TOTAL INVESTMENTS -- 98.8%
   (Cost $45,047) ..............................       44,711
                                                   ==========
OTHER ASSETS AND LIABILITIES,
   NET -- 1.2% .................................          526
                                                   ----------
NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorization -- no par value)
   based on 4,550,506 outstanding shares of
   beneficial interest .........................   $   45,575
  Portfolio Shares of Class A
   (unlimited authorization -- no par value)
   based on 21,791 outstanding shares of
   beneficial interest .........................          225
  Portfolio Shares of Class C
   (unlimited authorization -- no par value)
   based on 10 outstanding shares of
   beneficial interest .........................           (1)
  Accumulated net realized loss on
   investments .................................         (226)
  Net unrealized depreciation on
   investments .................................         (336)
                                                   ----------
TOTAL NET ASSETS -- 100.0% .....................   $   45,237
                                                   ==========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CLASS I ............................        $9.89
                                                   ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A ..................        $9.91
                                                   ==========
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($9.91 / 97%) ..............       $10.22
                                                   ==========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS C ..................        $9.91
                                                   ==========

------------------------------------------------
(A) ZERO COUPON BOND
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
ETM--ESCROW TO MATURITY
FGIC--FEDERAL GUARANTY INSURANCE CORPORATION
FSA--FINANCIAL SECURITY ASSURANCE
GO--GENERAL OBLIGATION
MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION
RB--REVENUE BOND

                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                       ARMADA GOVERNMENT MONEY MARKET FUND
================================================================================

MAY 31, 2000

                                           PAR        VALUE
                           MATURITY       (000)       (000)
                           --------       -----       -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 84.5%
FEDERAL FARM CREDIT BANK -- 13.6%
  Federal Farm Credit Bank+
      5.800% ............. 06/14/00    $  10,000    $   9,979
      5.840% ............. 07/14/00        7,288        7,237
      5.870% ............. 08/02/00       11,560       11,443
      5.970% ............. 06/13/00       12,000       11,976
      5.980% ............. 06/15/00        6,900        6,883
      6.360% ............. 07/11/00       15,000       14,894
      6.380% ............. 07/05/00       16,065       15,968
      6.410% ............. 07/18/00       15,000       14,874
      6.420% ............. 07/07/00       14,800       14,705
      6.450% ............. 07/10/00       29,000       28,799
      6.450% ............. 08/10/00       20,000       19,749
      6.470% ............. 07/17/00       10,000        9,918
      6.510% ............. 08/18/00        7,587        7,482
  Federal Farm Credit Bank (A)
      6.332% ............. 02/01/01       15,500       15,509
  Federal Farm Credit Bank MTN
      5.730% ............. 06/01/00       10,000       10,000
                                                    ---------
                                                      199,416
                                                    ---------
FEDERAL HOME LOAN BANK -- 21.1%
  Federal Home Loan Bank+
      5.890% ............. 08/02/00       10,000        9,899
      5.890% ............. 08/16/00       10,000        9,876
      5.935% ............. 06/09/00       15,000       14,980
      5.940% ............. 08/11/00       10,000        9,883
      5.960% ............. 07/12/00       10,000        9,934
      5.980% ............. 06/21/00       31,900       31,794
      5.990% ............. 06/14/00       30,000       29,934
      6.000% ............. 06/16/00        4,795        4,783
      6.045% ............. 09/08/00       10,000        9,834
      6.100% ............. 06/28/00       10,000        9,954
      6.110% ............. 09/27/00       10,000        9,800
      6.130% ............. 06/02/00       10,000        9,998
      6.150% ............. 07/12/00       15,000       14,896
      6.180% ............. 07/31/00       10,000        9,899
      6.190% ............. 07/26/00       15,000       14,860
      6.200% ............. 07/28/00       15,000       14,853
      6.210% ............. 03/21/01       10,000        9,495
      6.330% ............. 06/30/00       12,000       11,939
      6.335% ............. 06/16/00       10,000        9,974
      6.380% ............. 07/14/00       15,000       14,886
      6.385% ............. 07/21/00       10,000        9,911
Federal Home Loan Bank (A)
      6.303% ............. 06/09/00       10,000       10,000
      6.343% ............. 07/14/00       10,000       10,000
      6.393% ............. 06/01/00       10,000       10,000
      6.790% ............. 10/06/00       10,000        9,998
                                                    ---------
                                                      311,380
                                                    ---------

                                           PAR        VALUE
                           MATURITY       (000)       (000)
                           --------       -----       -----
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- CONTINUED
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 21.8%
  Federal Home Loan Mortgage Corporation+
      5.810% ............. 07/20/00    $  45,000    $  44,633
      5.950% ............. 06/01/00       22,000       22,000
      5.950% ............. 06/15/00       30,000       29,931
      5.960% ............. 06/06/00       20,000       19,983
      5.980% ............. 06/22/00       21,050       20,976
      6.015% ............. 06/29/00       15,000       14,930
      6.025% ............. 06/20/00       15,000       14,952
      6.030% ............. 07/06/00       15,523       15,433
      6.030% ............. 07/11/00       10,000        9,933
      6.030% ............. 09/14/00       20,000       19,649
      6.070% ............. 09/14/00       10,000        9,823
      6.090% ............. 07/13/00       10,000        9,930
      6.090% ............. 07/27/00       20,000       19,805
      6.170% ............. 10/12/00       10,000        9,772
      6.310% ............. 08/03/00       20,000       19,778
      6.350% ............. 06/27/00       10,000        9,955
      6.610% ............. 11/09/00       30,021       29,137
                                                    ---------
                                                      320,620
                                                    ---------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 23.1%
  Federal National Mortgage Association+
    3.050% ............... 11/02/00       10,000        9,722
      3.060% ............. 11/16/00       10,000        9,688
      5.800% ............. 07/20/00       30,000       29,755
      5.810% ............. 06/06/00        9,670        9,662
      5.820% ............. 07/13/00       35,000       34,753
      5.820% ............. 07/27/00       10,000        9,909
      5.850% ............. 06/01/00       15,000       15,000
      5.875% ............. 08/10/00       20,000       19,771
      5.950% ............. 06/08/00       35,000       34,960
      5.965% ............. 06/15/00       21,000       20,951
      5.980% ............. 06/22/00       10,000        9,965
      5.900% ............. 08/03/00       10,000        9,897
      5.920% ............. 08/31/00       10,000        9,850
      5.940% ............. 08/17/00       30,000       29,605
      5.940% ............. 08/24/00       10,000        9,861
      6.120% ............. 09/21/00       20,000       19,621
      6.150% ............. 10/05/00       19,000       18,591
      6.170% ............. 10/12/00       10,000        9,772
      6.320% ............. 10/26/00       18,000       17,534
  Federal National Mortgage Association (A)
      6.015% ............. 08/02/00       10,000        9,999
                                                    ---------
                                                      338,866
                                                    ---------
STUDENT LOAN MARKETING ASSOCIATION -- 4.9%
  Student Loan Marketing Association (A)
      6.333% ............. 03/09/01       15,000       15,006
      6.573% ............. 10/27/00       20,000       19,993


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                       ARMADA GOVERNMENT MONEY MARKET FUND
================================================================================

MAY 31, 2000

                                          PAR       VALUE
                          MATURITY       (000)      (000)
                          --------       -----      -----
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- CONTINUED
STUDENT LOAN MARKETING ASSOCIATION -- CONTINUED
  Student Loan Marketing Association, MTN (A)
      6.593% ............. 08/10/00    $  10,000 $      9,999
      6.593% ............. 11/13/00       12,000       11,999
      6.593% ............. 11/15/00       15,000       14,997
                                                 ------------
                                                       71,994
                                                 ------------
TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
   (Cost $1,242,276) ...........................    1,242,276
                                                 ------------
REPURCHASE AGREEMENTS -- 16.5%
  Credit Suisse First Boston
    6.530% (dated 05/31/00,
    matures 06/01/00, repurchase
    price $145,026,301; collateralized
    by various FHLMC obligations:
    total value $149,052,415) .......... 145,000      145,000
  Prudential
    6.520% (dated 05/31/00, matures
    06/01/00, repurchase price
    $50,009,056; collateralized by
    various FHLMC, FNMA and
    GNMA obligations: total
    value $51,000,000) .................  50,000       50,000
  Salomon Smith Barney
    6.500% (dated 05/31/00, matures
    06/01/00, repurchase price
    $48,029,670; collateralized by
    various FHLMC and FNMA
    obligations: total
    value $49,134,728) .................  48,021       48,021
                                                 ------------
TOTAL REPURCHASE AGREEMENTS
   (Cost $243,021)                                    243,021
                                                 ------------

                                         NUMBER      VALUE
                                        OF SHARES    (000)
                                        ---------    -----
CASH EQUIVALENT -- 0.1%
  Goldman Sachs Financial Square
    Government Money Market
    Fund ............................  1,000,000 $      1,000
                                                 ------------
TOTAL CASH EQUIVALENT
   (Cost $1,000) ...............................        1,000
                                                 ------------
TOTAL INVESTMENTS -- 101.1%
   (Cost $1,486,297)* ..........................    1,486,297
                                                 ============
OTHER ASSETS AND LIABILITIES,
   NET -- (1.1%) ...............................      (16,778)
                                                 ------------
NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorization -- no par value)
   based on 947,841,248 outstanding shares of
   beneficial interest .........................      947,841
  Portfolio Shares of Class A
   (unlimited authorization -- no par value)
   based on 521,688,454 outstanding shares of
   beneficial interest .........................      521,689
  Distributions in excess of net investment
   income ......................................           (8)
  Accumulated net realized loss on
   investments .................................           (3)
                                                 ------------
TOTAL NET ASSETS -- 100.0% ..................... $  1,469,519
                                                 ============
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CLASS I ............................        $1.00
                                                 ============
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CLASS A ............................        $1.00
                                                 ============


------------------------------------------------
* ALSO COST FOR FEDERAL INCOME TAX PURPOSES.
+ EFFECTIVE YIELD
(A) VARIABLE RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 2000. THE MATURITY DATE SHOWN IS THE LONGER OF THE NEXT RESET DATE OR THE DATE IN WHICH THE PRINCIPAL AMOUNT CAN BE RECOVERED THROUGH DEMAND.
FHLMC--FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA--GOVERNMENTAL NATIONAL MORTGAGE ASSOCIATION
MTN--MEDIUM TERM NOTE

                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                            ARMADA MONEY MARKET FUND
================================================================================

MAY 31, 2000

                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
COMMERCIAL PAPER+ -- 83.0%
AUTOMOTIVE -- 7.6%
  Daimler Chrysler
      5.840% ............. 06/14/00     $ 15,000 $     14,968
      5.930% ............. 06/01/00       15,000       15,000
      6.120% ............. 06/28/00       15,000       14,931
      6.220% ............. 09/27/00       15,000       14,694
      6.670% ............. 08/30/00       15,000       14,750
      6.790% ............. 01/17/01       15,000       14,349
  Ford Motor Credit
      5.910% ............. 06/08/00       15,000       14,983
      6.350% ............. 06/01/00      100,000      100,000
  GMAC
      5.900% ............. 06/08/00       30,000       29,965
      5.900% ............. 07/25/00       15,000       14,867
      5.970% ............. 08/09/00       15,000       14,828
      6.100% ............. 06/29/00       15,000       14,929
      6.150% ............. 07/12/00       10,000        9,930
      6.220% ............. 07/19/00       15,000       14,876
  Paccar
      6.440% ............. 08/15/00        5,000        5,001
                                                 ------------
                                                      308,071
                                                 ------------
BANKS -- 19.3%
  Abbey National
      6.050% ............. 08/15/00       15,000       14,811
      6.080% ............. 06/27/00       15,000       14,934
      6.110% ............. 07/07/00       15,000       14,908
      6.240% ............. 09/27/00       15,000       14,693
      6.340% ............. 12/22/00       15,000       14,461
  ABN Amro
      5.990% ............. 08/15/00       15,000       14,813
      6.130% ............. 10/27/00       15,000       14,622
  Anz, Delaware
      5.950% ............. 07/06/00       15,000       14,913
      6.100% ............. 06/26/00       15,000       14,936
  Cregem
      6.100% ............. 10/25/00       15,000       14,629
      6.220% ............. 12/13/00       15,500       14,978
      6.690% ............. 12/13/00       15,000       14,456
  Den Danske
      5.850% ............. 06/16/00       15,000       14,963
      5.970% ............. 06/08/00       15,000       14,983
      6.040% ............. 08/10/00       15,000       14,824
      6.110% ............. 07/07/00       30,000       29,817
      6.710% ............. 11/20/00       15,000       14,519
  Deutsche Bank Financial
      5.870% ............. 06/28/00       15,000       14,934
      5.900% ............. 07/26/00       30,000       29,723
      5.970% ............. 06/08/00       15,000       14,983
      6.120% ............. 07/06/00       30,000       29,821
      6.570% ............. 07/19/00       15,000       14,869



                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
COMMERCIAL PAPER+ -- CONTINUED
BANKS -- CONTINUED
  ING Insurance
      6.090% ............. 06/19/00     $ 15,000 $     14,954
      6.130% ............. 07/05/00       15,000       14,913
      6.280% ............. 07/06/00       15,000       14,908
      6.550% ............. 08/09/00       15,000       14,812
      6.620% ............. 08/16/00       15,000       14,790
      6.650% ............. 08/28/00       20,000       19,675
  Royal Bank of Canada
      5.960% ............. 10/23/00       15,000       14,642
      6.100% ............. 07/05/00       25,000       24,856
  Svenska Handlesbanken
      5.900% ............. 06/15/00       10,000        9,977
      5.900% ............. 06/20/00       15,000       14,953
      5.940% ............. 07/18/00       15,000       14,884
      6.000% ............. 07/05/00        5,000        4,972
      6.120% ............. 07/12/00       15,000       14,895
      6.160% ............. 09/20/00       15,000       14,715
      6.220% ............. 09/27/00       15,000       14,694
      6.240% ............. 10/11/00       15,000       14,657
  Toronto Dominion
      5.900% ............. 06/01/00       20,000       20,000
      5.900% ............. 07/25/00       15,000       14,867
      6.000% ............. 10/20/00       15,000       14,648
      6.010% ............. 08/07/00       15,000       14,832
      6.675% ............. 11/15/00       15,000       14,536
  UBS Financial
      6.100% ............. 07/05/00       25,000       24,856
      6.770% ............. 06/01/00       75,000       75,000
                                                 ------------
                                                      786,626
                                                 ------------
CHEMICALS -- 0.6%
  Great Lakes Chemical
      6.500% ............. 06/27/00       25,000       24,883
                                                 ------------
CHEMICALS & ALLIED PRODUCTS -- 4.0%
  Akzo Nobel
      6.050% ............. 08/01/00       20,000       19,795
      6.090% ............. 06/19/00       15,000       14,954
      6.120% ............. 08/07/00       15,000       14,829
      6.120% ............. 09/11/00       15,500       15,231
      6.150% ............. 07/07/00       15,000       14,908
      6.180% ............. 07/20/00       15,000       14,874
      6.220% ............. 09/05/00       14,750       14,505
  Clorox
      6.100% ............. 06/28/00       15,000       14,931
  Henkel
      5.900% ............. 07/12/00       14,000       13,906
      6.000% ............. 07/24/00        9,000        8,921
  Monsanto
      5.950% ............. 06/01/00       15,000       15,000
                                                 ------------
                                                      161,854
                                                 ------------

                             See Accompanying Notes

                            STATEMENT OF NET ASSETS
                            ARMADA MONEY MARKET FUND
================================================================================


MAY 31, 2000
                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
COMMERCIAL PAPER+ -- CONTINUED
COMMUNICATIONS EQUIPMENT -- 1.6%
  Bell Atlantic
      6.420% ............. 07/10/00     $ 15,000 $     14,896
      6.550% ............. 07/20/00       15,000       14,866
      6.580% ............. 07/31/00       20,000       19,781
  SBC Communications
      6.684% ............. 05/15/01       15,000       14,999
                                                 ------------
                                                       64,542
                                                 ------------
DIVERSIFIED -- 3.3%
  Bass Financial
      6.090% ............. 07/06/00       15,000       14,911
      6.500% ............. 06/28/00        8,665        8,623
      6.570% ............. 08/09/00       15,000       14,811
  General Electric Capital
      5.970% ............. 08/03/00       15,000       14,843
      5.980% ............. 07/20/00       15,000       14,878
      5.990% ............. 06/14/00        1,750        1,746
      5.990% ............. 07/06/00       15,000       14,913
      6.000% ............. 06/14/00       13,250       13,221
      6.060% ............. 08/03/00       10,000        9,894
      6.170% ............. 09/20/00       10,000        9,810
      6.240% ............. 09/27/00       15,000       14,693
                                                 ------------
                                                      132,343
                                                 ------------
DRUGS & HEALTH CARE -- 0.8%
  American Home Product
      6.500% ............. 06/28/00       20,000       19,903
  Pharmacia
      6.620% ............. 07/17/00       11,380       11,284
                                                 ------------
                                                       31,187
                                                 ------------
ELECTRICAL SERVICES -- 2.9%
  National Rural Utilities Cooperative
      6.100% ............. 09/12/00       15,000       14,738
      6.110% ............. 07/07/00       15,000       14,908
      6.120% ............. 07/19/00       15,000       14,878
      6.150% ............. 07/18/00       14,757       14,639
      6.200% ............. 10/12/00       15,000       14,656
      6.600% ............. 01/10/01       15,000       14,387
      6.700% ............. 01/09/01       15,000       14,380
  Southern Calf Edison
      6.530% ............. 07/12/00       15,000       14,888
                                                 ------------
                                                      117,474
                                                 ------------
ELECTRONICS & OTHER ELECTRICAL EQUIPMENT -- 3.0%
  ABB Treasury Center USA
      6.500% ............. 06/21/00       20,000       19,928
      6.770% ............. 06/01/00      100,000      100,000
                                                 ------------
                                                      119,928
                                                 ------------

                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
COMMERCIAL PAPER+ -- CONTINUED
FABRICATED METAL PRODUCTS -- 0.2%
  Stanley Works
      5.930% ............. 06/05/00     $ 10,000 $      9,993
                                                 ------------
FINANCIAL CONDUIT -- 7.4%
  Delaware Funding
      6.050% ............. 06/14/00       10,000        9,978
      6.090% ............. 06/23/00       15,000       14,944
      6.110% ............. 07/06/00       15,000       14,911
      6.220% ............. 07/26/00       15,000       14,857
      6.530% ............. 07/10/00       15,000       14,894
  Fountain Square
      5.950% ............. 06/01/00        9,926        9,926
      6.140% ............. 07/03/00        7,165        7,126
      6.200% ............. 07/24/00       15,000       14,863
      6.550% ............. 07/31/00       15,000       14,836
      6.560% ............. 06/19/00        7,256        7,232
      6.570% ............. 06/29/00       15,000       14,923
      6.650% ............. 08/15/00       10,820       10,670
  Preferred Receivables
      6.160% ............. 07/20/00       15,000       14,874
      6.220% ............. 07/25/00       15,000       14,860
      6.280% ............. 06/12/00       15,000       14,971
      6.580% ............. 07/03/00       20,000       19,883
      6.680% ............. 08/28/00        5,000        4,918
  Southern
      6.530% ............. 06/01/00       65,000       65,000
      6.530% ............. 06/22/00       16,450       16,387
                                                 ------------
                                                      300,057
                                                 ------------
FINANCIAL SERVICES -- 15.8%
  Centric Funding
      6.130% ............. 07/10/00       15,000       14,900
      6.150% ............. 08/17/00       10,000        9,869
      6.520% ............. 06/09/00       17,000       16,975
      6.520% ............. 06/19/00       10,800       10,765
      6.650% ............. 08/11/00       15,800       15,593
      6.650% ............. 08/22/00       12,700       12,508
      6.650% ............. 08/23/00        3,000        2,954
      6.120% ............. 07/10/00       15,000       14,901
  Corporate Asset Funding
      6.600% ............. 08/07/00       15,000       14,816
      6.650% ............. 08/23/00       15,000       14,770
  Cxc
      6.150% ............. 06/07/00       20,000       19,980
      6.200% ............. 07/12/00       15,000       14,894
      6.640% ............. 08/08/00       15,000       14,812
      6.720% ............. 11/15/00       15,000       14,532


                             See Accompanying Notes

                            STATEMENT OF NET ASSETS
                            ARMADA MONEY MARKET FUND
================================================================================

MAY 31, 2000

                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
COMMERCIAL PAPER+ -- CONTINUED
FINANCIAL SERVICES -- CONTINUED
  Dresdner US Financial
      5.900% ............. 07/10/00      $15,000   $   14,904
      5.920% ............. 06/01/00       10,000       10,000
      5.940% ............. 06/06/00       15,000       14,988
      6.440% ............. 08/01/00       15,000       14,836
      6.580% ............. 01/26/01       15,000       14,345
  Galaxy Funding
      6.100% ............. 06/14/00       15,000       14,967
      6.150% ............. 07/05/00       15,000       14,913
      6.170% ............. 07/12/00       30,000       29,789
      6.310% ............. 10/11/00       15,000       14,653
      6.680% ............. 08/16/00       15,000       14,789
      6.700% ............. 08/18/00       10,000        9,855
  Household Finance
      6.110% ............. 07/12/00       25,000       24,826
      6.650% ............. 08/30/00       15,000       14,751
  Merrill Lynch
      6.110% ............. 07/12/00       30,000       29,791
      6.130% ............. 07/26/00       15,000       14,860
      6.160% ............. 08/09/00       15,000       14,823
      6.170% ............. 07/19/00       15,000       14,877
      6.650% ............. 08/23/00       30,000       29,540
  Morgan Stanley Dean Witter
      6.780% ............. 06/01/00       50,000       50,000
  New Center Asset Trust
      6.090% ............. 06/20/00       15,000       14,952
  Salomon Smith Barney
      6.600% ............. 07/20/00       25,000       24,775
      6.640% ............. 08/16/00       20,000       19,720
  Three Rivers Funding
      6.530% ............. 06/29/00       10,000        9,949
  Transamerica Financial
      5.920% ............. 07/06/00        5,050        5,021
      5.970% ............. 06/05/00       15,000       14,990
                                                   ----------
                                                      643,183
                                                   ----------
FOOD & BEVERAGE -- 1.8%
  Pepsico
      6.730% ............. 06/01/00       73,000       73,000
                                                   ----------
FOOD & KINDRED PRODUCTS -- 1.8%
  Archer Daniels Midland
      6.120% ............. 07/06/00       28,825       28,654


                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
COMMERCIAL PAPER+ -- CONTINUED
FOOD & KINDRED PRODUCTS -- CONTINUED
  Diageo
      5.880% ............. 07/24/00     $ 15,000   $   14,870
      5.980% ............. 08/17/00       15,000       14,808
      6.000% ............. 10/18/00       15,000       14,653
                                                   ----------
                                                       72,985
                                                   ----------
GLASS PRODUCTS -- 1.2%
  Guardian Industries
      5.950% ............. 06/06/00       10,000        9,992
      6.000% ............. 07/12/00        5,000        4,966
      6.030% ............. 07/26/00       10,000        9,908
      6.050% ............. 08/07/00       15,000       14,831
      6.150% ............. 07/14/00        9,850        9,778
                                                   ----------
                                                       49,475
                                                   ----------
HOUSEHOLD PRODUCTS -- 2.8%
  American Home Products
      6.550% ............. 07/12/00       15,000       14,888
  Gilfin
      6.770% ............. 06/01/00      100,000      100,000
                                                   ----------
                                                      114,888
                                                   ----------
INSURANCE -- 3.1%
  Allianz of America
      6.120% ............. 07/06/00       15,000       14,911
      6.620% ............. 08/16/00       21,800       21,495
  Prudential Funding
      5.860% ............. 06/28/00       15,000       14,934
      5.900% ............. 07/12/00       15,000       14,899
      5.910% ............. 07/26/00       15,000       14,865
      5.970% ............. 08/03/00       15,000       14,843
      6.060% ............. 06/21/00       15,000       14,950
      6.170% ............. 08/30/00       15,000       14,748
                                                   ----------
                                                      125,645
                                                   ----------
MACHINERY & EQUIPMENT -- 0.4%
  Caterpillar
      6.250% ............. 09/29/00       15,000       14,688
                                                   ----------
PETROLEUM & FUEL PRODUCTS -- 2.5%
  Baker Hughes
      6.810% ............. 06/01/00      100,000      100,000
                                                   ----------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 1.4%
  Eastman Kodak
      6.090% ............. 06/22/00       15,000       14,947
      6.540% ............. 08/02/00       14,000       13,842
      6.570% ............. 08/10/00       15,000       14,808
      6.620% ............. 08/17/00       15,000       14,788
                                                   ----------
                                                       58,385
                                                   ----------

                             See Accompanying Notes

                            STATEMENT OF NET ASSETS
                            ARMADA MONEY MARKET FUND
================================================================================

MAY 31, 2000
                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
COMMERCIAL PAPER+ -- CONTINUED
STEEL & STEEL WORKS -- 1.5%
  Alcoa
      6.650% ............. 08/09/00     $ 20,000 $     19,745
      6.650% ............. 08/16/00       20,000       19,719
  Rio Tinto America
      6.490% ............. 06/21/00       20,000       19,928
                                                 ------------
                                                       59,392
                                                 ------------
TOTAL COMMERCIAL PAPER+
   (Cost $3,368,595) ...........................    3,368,595
                                                 ------------
YANKEE CERTIFICATES OF DEPOSIT -- 2.8%
  Bancone
      6.380% ............. 09/20/00       15,000       15,000
  Monogram Bank
      6.410% ............. 09/20/00       20,000       20,000
  Societe Generale, NY
      6.530% ............. 01/16/01       15,000       14,996
      6.550% ............. 01/31/01       15,000       14,996
  UBS Stamford
      5.600% ............. 06/14/00       10,000       10,000
      6.275% ............. 12/18/00       15,000       14,996
  Westdeutsche Land
      6.030% ............. 06/01/00       25,000       25,000
                                                 ------------
TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (Cost $114,988) .............................      114,988
                                                 ------------
CERTIFICATES OF DEPOSIT -- 2.2%
  Bank America
      6.710% ............. 08/15/00       15,000       15,000
  Bank of New York, NY
      7.220% ............. 05/09/01       15,000       14,996
  First Union National Bank
      6.890% ............. 05/22/01       25,000       25,000
  LaSalle National Bank
      7.020% ............. 11/20/00       20,000       20,001
  National Westminster
      7.230% ............. 05/09/01       15,000       14,996
                                                 ------------
TOTAL CERTIFICATES OF DEPOSIT
   (Cost $89,993) ..............................       89,993
                                                 ------------
FLOATING RATE NOTES (A) -- 2.2%
  American Home Products
      6.130% ............. 07/10/00       15,000       15,000
  AT&T
      6.240% ............. 07/13/00       15,000       14,999
  Ciesco
      6.150% ............. 08/17/00       15,000       14,999


                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
FLOATING RATE NOTES (A) -- CONTINUED
  Comerica
      6.153% ............. 09/01/00     $ 15,000 $     14,998
  Daimler Chrysler
      6.304% ............. 07/06/00       15,000       14,998
  Travelers Funding
      6.624% ............. 08/17/00       15,000       15,000
                                                 ------------
TOTAL FLOATING RATE NOTES
   (Cost $89,994)                                      89,994
                                                 ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS-- 2.6%
  Student Loan Marketing Association, MTN (A)
      6.573% ............. 10/27/00       30,000       29,989
      6.593% ............. 08/10/00       25,000       24,999
      6.593% ............. 11/15/00       50,000       49,989
                                                 ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $104,977) .............................      104,977
                                                 ------------
REPURCHASE AGREEMENTS -- 7.5%
  Credit Suisse First Boston 6.530%
    (dated 05/31/00, matures 06/01/00,
    repurchase price $180,032,650;
    collateralized by various FHLMC,
    FNMA and GNMA obligations: total
    value $184,937,839) ...............  180,000      180,000
  Prudential
    6.520% (dated 05/31/00, matures
    06/01/00, repurchase price
    $60,010,867; collateralized by
    various FHLMC, FNMA and
    GNMA obligations: total
    value $61,200,001) ................   60,000       60,000
  Salomon Smith Barney
    6.500% (dated 05/31/00, matures
    06/01/00, repurchase price
     $60,968,006; collateralized by
    various FHLMC and FNMA
    obligations: total value
    $62,463,091) ......................   60,957       60,957
                                                 ------------
TOTAL REPURCHASE AGREEMENTS
   (Cost $300,957) .............................      300,957
                                                 ------------

                             See Accompanying Notes

                            STATEMENT OF NET ASSETS
                            ARMADA MONEY MARKET FUND
================================================================================

MAY 31, 2000

                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
CASH EQUIVALENT -- 0.1%
  Goldman Sachs Financial Square
    Money Market Fund ................ 5,000,000 $      5,000
                                                 ------------
TOTAL CASH EQUIVALENT
   (Cost $5,000) ...............................        5,000
                                                 ------------
TOTAL INVESTMENTS -- 100.4%
   (Cost $4,074,504)* ..........................    4,074,504
                                                 ============
OTHER ASSETS AND LIABILITIES,
   NET -- (0.4%) ...............................      (14,364)
                                                 ------------
NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorization -- no par value)
   based on 2,342,434,499 outstanding shares of
   beneficial interest .........................    2,342,411
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   1,717,628,537 outstanding shares of
   beneficial interest .........................    1,717,629
  Portfolio Shares of Class B
   (unlimited authorization-- no par value)
   based on 249,493 outstanding shares of
   beneficial interest .........................          250
  Distributions in excess of net investment
   income ......................................         (141)
  Accumulated net realized loss on
   investments .................................           (9)
                                                 ------------
TOTAL NET ASSETS -- 100.0%                       $  4,060,140
                                                 ============

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CLASS I                                     $1.00
                                                 ============
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CLASS A                                     $1.00
                                                 ============
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CLASS B                                     $1.00
                                                 ============

------------------------------------------------
* ALSO COST FOR FEDERAL INCOME TAX PURPOSES.
+ EFFECTIVE YIELD
(A) VARIABLE RATE SECURITY -- THE RATE ON THE STATEMENT OF NET ASSETS IS
    THE RATE IN EFFECT ON MAY 31, 2000. THE MATURITY DATE SHOWN IS THE LONGER OF THE NEXT RESET DATE OR THE DATE IN WHICH THE PRINCIPAL AMOUNT MAY BE RECOVERED THROUGH DEMAND.
FHLMC--FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA--GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MTN--MEDIUM TERM NOTE


                             See Accompanying Notes

 STATEMENT OF NET ASSETS
                                    ARMADA OHIO MUNICIPAL MONEY MARKET FUND
================================================================================

MAY 31, 2000
                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
MUNICIPAL BONDS -- 98.8%
OHIO -- 97.0%
  Akron Ohio Special
    Assessment Note
      4.360% ............. 12/15/00       $1,865 $      1,867
  Allen County (BAN)
      4.250% ............. 09/14/00          645          645
  Allen County,
    Health Care Facilities,
    Mennonite Memorial
    Home Project (RB) (A)
      4.250% ............. 06/01/00        3,290        3,290
  Bellbrook County (BAN)
      4.250% ............. 10/20/00        1,000        1,001
  Butler County (BAN)
      4.250% ............. 09/27/00        1,225        1,227
  Canton Ohio (BAN)
      3.910% ............. 06/08/00        2,625        2,625
  Centerville Healthcare (RB) (A)
      4.250% ............. 06/07/00        6,400        6,400
  Chardon Ohio (BAN)
      4.299% ............. 02/22/01        1,500        1,500
  Chillicothe (BAN)
      4.210% ............. 09/15/00          675          676
  Cincinnati & Hamilton Counties,
    Ohio Port Authority
    Economic Development,
    Kenwood Office Association
    Project (RB) (A)
      4.450% ............. 06/01/00        3,700        3,700
  Cleveland Heights (BAN)
      3.820% ............. 08/25/00        1,035        1,035
  Columbus (GO) (A) Series 1
      4.150% ............. 06/01/00        4,000        4,000
  Columbus Sewer
    Authority (RB) (A) (B)
      4.250% ............. 06/01/00        4,600        4,600
  Cuyahoga County
    (RB) (A) (B)
      4.350% ............. 06/01/00        4,425        4,425
  Cuyahoga County Hospital
    (RB) (AMBAC) (A)
      4.350% ............. 06/01/00        2,400        2,400
  Cuyahoga County,
    Health Care Weekly (RB) (A)
      4.400% ............. 06/02/00        1,250        1,250
  Cuyahoga County,
    Hospital Facilities Authority,
    Cleveland Clinic Foundation
    (RB) (A) (B) Series 1997-D
      4.350% ............. 06/01/00        2,480        2,480


                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Cuyahoga County,
    Hospital Facilities Authority,
    Cleveland Clinic Foundation
    (RB) (A) Series 1996-A
      4.100% ............. 06/07/00       $2,000 $      2,000
  Cuyahoga County,
    Hospital Facilities Authority,
    Cleveland Clinic Foundation
    (RB) (A) Series A
      4.150% ............. 06/07/00        1,000        1,000
  Cuyahoga County,
    Industrial Development Authority,
    Allen Group Project (RB) (A)
      3.950% ............. 06/07/00        1,600        1,600
  Eastlake (GO) (BAN)
      4.500% ............. 07/27/00          350          350
  Euclid County
    School District (BAN)
      3.700% ............. 07/28/00        2,055        2,056
  Evandale, Industrial
    Development Authority (RB) (A)
      3.900% ............. 06/07/00        3,900        3,900
  Fairborn Ohio (BAN)
      4.420% ............. 03/22/01        1,100        1,101
  Fairfield (BAN)
      3.900% ............. 08/24/00        1,900        1,901
  Franklin County,
    Hospital Authority,
    Holy Cross Health
    System (RB) (A)
      4.400% ............. 06/01/01        3,300        3,300
  Highland Heights
    Ohio (BAN)
      4.750% ............. 03/14/01        1,000        1,003
  Hilliard, Ohio
    School District (BAN)
      4.980% ............. 02/23/01        2,400        2,405
  Hudson City, Ohio (GO)
      4.400% ............. 12/01/00          505          505
      4.600% ............. 05/09/01        1,300        1,303
  Indian Hill,
    Ohio Educational
    Revenue Authority
    Cincinnati County
    Day School Project, (RB)(A)
    Series A
      4.500% ............. 06/01/00        2,380        2,380
  Kent City (GO) (BAN)
      4.750% ............. 07/20/00          525          526
  Lancaster Ohio (BAN)
      4.550% ............. 04/26/01        1,300        1,303


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                     ARMADA OHIO MUNICIPAL MONEY MARKET FUND
================================================================================

MAY 31, 2000

                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Lima Memorial Hospital
    (RB) (A) Series 1996
      4.400% ............. 06/01/00       $2,010 $      2,010
  Lorain County,
    Industrial Development Authority,
    Regional Medical Center (RB) (A)
      4.300% ............. 06/07/00        2,150        2,150
  Lucas County,
    Facility Improvement (RB) (A)
      4.200% ............. 06/07/00          900          900
  Marion City
    School District (BAN)
      4.780% ............. 08/17/00        1,000        1,001
  Marysville Ohio,
    Vehicle & Equipment (BAN)
      4.610% ............. 03/15/01          250          250
  Medina County (BAN)
      4.125% ............. 08/31/00          195          195
  Medina County Ohio (RB) (A)
      4.400% ............. 06/01/00          995          995
  Medina County,
    Construction Note (GO)
      3.500% ............. 06/15/00        1,000        1,000
  Mentor (GO) (BAN)
      3.850% ............. 08/03/00          685          685
  Miamisburg (BAN)
      4.200% ............. 09/22/00          530          531
  Middleburg Heights City (GO)
      3.850% ............. 08/10/00        1,200        1,200
  Muskingum County (BAN)
      4.250% ............. 11/30/00          505          506
  Newark Ohio (BAN)
      4.500% ............. 03/09/01          695          696
  Newark Ohio
    Local School District (BAN)
      4.850% ............. 05/03/01        2,800        2,809
  Ohio Air Quality (A)
      4.300% ............. 06/07/00        4,075        4,075
  Ohio Air Quality (TECP) (FGIC)
      3.650% ............. 06/14/00        2,500        2,500
      3.850% ............. 06/15/00        1,000        1,000
      4.000% ............. 08/10/00        4,000        4,000
      4.250% ............. 10/05/00        2,115        2,115
  Ohio School District,
    1999 Cash Flow
    Borrowing Program (AN)
      4.140% ............. 06/30/00        1,000        1,001
  Ohio State, Infrastructure (RB)
      4.750% ............. 12/15/00        2,000        2,007


                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Ohio State,
    Parks & Recreation (RB)
      4.500% ............. 12/01/00       $  700 $        701
  Ohio State,
    Pollution Control (RB) (A)
      4.300% ............. 06/01/00        2,000        2,000
  Ohio State Air Quality
    Development Authority,
    Series A (A)
      4.350% ............. 06/01/00        5,000        5,000
  Ohio State
    Common Schools Facilities
    Authority (GO) Series A
      5.000% ............. 06/15/01          800          802
  Ohio State,
    Air Quality Development
    Authority, Cincinnati Gas &
    Electric Project (RB) (A)
    Series 1985-A
      4.450% ............. 06/01/00        1,000        1,000
  Ohio State, Air Quality
    Development Authority,
    Timken Project (RB) (A)
      4.300% ............. 06/07/00        2,000        2,000
  Ohio State,
    Environmental Association,
    U.S. Steel (RB) (A)
      4.450% ............. 06/04/00        1,000        1,000
  Ohio State,
    Higher Educational Facilities,
    Kenyon College (RB) (A)
      4.300% ............. 06/07/00        3,700        3,700
  Ohio State,
    Higher Educational Facilities,
    Mount Union College
    Project (RB) (A)
      4.300% ............. 06/01/00        1,330        1,330
  Ohio State,
    Water Development Authority,
    Cleveland Electric Project (RB) (A)
    Series B
      4.200% ............. 06/07/00        4,000        4,000
  Orange County
    School District (BAN)
      3.640% ............. 07/20/00        2,300        2,301
  Pike Delta
    School District (BAN)
      4.750% ............. 12/14/00        1,800        1,805
  Sandusky Ohio (BAN)
      5.125% ............. 09/14/00          860          862


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
================================================================================
                     ARMADA OHIO MUNICIPAL MONEY MARKET FUND


MAY 31, 2000

                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Scioto County, Veteran Hospital Administration,
    Central Capital Asset Financing
    Program (RB) (AMBAC) (A) (B)
    Series G
      4.200% ............. 06/07/00       $1,000 $      1,000
  Southwestern City
    School District (BAN)
      4.125% ............. 06/13/00          500          500
  Streetsboro
    School District (BAN)
      4.750% ............. 04/27/01        1,000        1,003
  Sylvania City
    School District (GO)
      4.850% ............. 12/14/00          800          803
  Teays Valley
    School District (BAN)
      4.750% ............. 06/15/00        1,000        1,000
  Toledo City Service (A)
      4.250% ............. 06/01/00        2,400        2,400
  Toledo City,
    Services Special Assessment
    Note (RB) (A)
      4.250% ............. 06/01/00        6,220        6,220
  University of Cinncinnati (BAN)
      4.250% ............. 12/21/00          500          500
      5.250% ............. 03/01/01          520          522
  Warren County
    Industrial Development
    Authority (A)
      4.400% ............. 06/01/00        1,670        1,670
  Warren County,
    Healthcare Facilities,
    Otterbein Homes (RB) (A)
      4.350% ............. 06/01/00        3,900        3,900
  Warren County,
    Industrial Development Authority,
    Cincinnati Electric
    Project (RB) (A)
      4.450% ............. 06/07/00        4,000        4,000
  Wooster, Industrial Development
    Authority, Allen Group
    Project (RB) (A)
      4.250% ............. 06/07/00        2,800        2,800
                                                 ------------
                                                      154,199
                                                 ------------
PUERTO RICO -- 1.8%
  Commonwealth, Government
    Development (RB) (MBIA) (A)
      3.400% ............. 06/07/00        2,900        2,900
                                                 ------------
TOTAL MUNICIPAL BONDS
   (Cost $157,099) .............................      157,099
                                                 ------------


                                         NUMBER        VALUE
                                        OF SHARES      (000)
                                        ---------      -----
CASH EQUIVALENTS -- 0.6%
  Blackrock Funds Ohio Municipal
    Money Market Portfolio ............. 700,000 $        700
  Federated Ohio Municipal
    Cash Trust ......................... 247,678          248
                                                 ------------
TOTAL CASH EQUIVALENTS
   (Cost $948) .................................          948
                                                 ------------
TOTAL INVESTMENTS -- 99.4%
   (Cost $158,047)* ............................      158,047
                                                 ============
OTHER ASSETS AND LIABILITIES,
   NET -- 0.6% .................................          886
                                                 ------------
NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorization-- no par value)
   based on 129,479,060 outstanding shares of
   beneficial interest .........................      129,479
  Portfolio Shares of Class A
   (unlimited authorization-- no par value)
   based on 29,454,634 outstanding shares of
   beneficial interest .........................       29,455
  Distributions in excess of net investment
   income ......................................           (1)
                                                 ------------
TOTAL NET ASSETS -- 100.0% ..................... $    158,933
                                                 ============
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CLASS I ............................        $1.00
                                                 ============
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CLASS A ............................        $1.00
                                                 ============

------------------------------------------------
* ALSO COST FOR FEDERAL INCOME TAX PURPOSES.
(A) VARIABLE RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 2000. THE MATURITY DATE SHOWN IS THE SHORTER OF THE NEXT RESET DATE OR THE DATE IN WHICH THE PRINCIPAL AMOUNT MAY BE RECOVERED THROUGH DEMAND.
(B) SECURITIES ARE BACKED BY A LETTER OF CREDIT BY A MAJOR FINANCIAL
    INSTITUTION.
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
AN--ANTICIPATION NOTE
BAN--BOND ANTICIPATION NOTE
FGIC--FEDERAL GUARANTY INSURANCE CORPORATION
GO--GENERAL OBLIGATION
MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION
RB--REVENUE BOND
TECP--TAX EXEMPT COMMERCIAL PAPER

                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
================================================================================

MAY 31, 2000
                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
MUNICIPAL BONDS -- 99.3%
PENNSYLVANIA -- 99.3%
  ABN Amro Munitops,
    Port Authority of
    Allegheny County (TECP)
    Series 1999-16
      4.600% ............. 10/11/00       $4,000 $      4,000
  Allegheny County
    Higher Education Building
    Authority, University of
    Pittsburgh Project
    (RB) (A) (B) Series 1985 B
      4.250% ............. 06/01/00        1,080        1,080
  Allegheny County Industrial
    Development Authority
    (RB) (A) (B)
      4.450% ............. 06/01/00        1,750        1,750
  Allegheny County Industrial
    Development Authority,
    Longwood Oakmont Project
    (RB) (A) (B) Series A
      4.400% ............. 06/01/00        2,800        2,800
  Allegheny County Industrial
    Development Authority,
    Longwood Oakmont Project
    (RB) (A) (B) Series B
      4.400% ............. 06/01/00        2,100        2,100
  Allegheny County Industrial
    Development Authority,
    Longwood Oakmont Project
    (RB) (A) (B) Series C
      4.400% ............. 06/01/00        3,700        3,700
  Allegheny County Industrial
    Development Authority,
    USX Project (RB) (B)
      4.250% ............. 06/01/00        6,000        6,000
  Allegheny County
    Port Authority (AN)
      4.000% ............. 06/30/00        2,000        2,001
  Beaver County,
    Pollution Control Revenue,
    Atlantic Richfield Project
    (RB) (A) (B)
      4.050% ............. 06/07/00        2,000        2,000
  Beaver County
    Industrial Development Authority,
    Duquesne Light (TECP) (AMBAC)
    Series D
      3.850% ............. 06/15/00        2,600        2,600


                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
MUNICIPAL BONDS -- CONTINUED
PENNSYLVANIA -- CONTINUED
  Beaver County
    Industrial Development Authority,
    Duquesne Light (TECP) (AMBAC)
    Series E
      3.950% ............. 07/06/00       $4,000 $      4,000
  Bucks County
    Industrial Development Authority,
    Edgecomb Metals Project
    (RB) (A) (B)
      4.250% ............. 06/01/00        2,500        2,500
      4.250% ............. 06/01/00        2,500        2,500
  Bucks County
    Industrial Development Authority
    (TECP)
      4.250% ............. 10/05/00        3,250        3,250
  Chester County
    Industrial Development Authority,
    Archdiocese of Philadelphia
    Project (A) (B) Series 1997
      4.350% ............. 06/01/00        1,180        1,180
  Dallastown Area
    School District Series
    (FGIC) (A) (B)
      4.380% ............. 06/01/00        2,000        2,000
  Delaware County
    Industrial Development Authority,
    Scott Paper Project (RB) (A) (B)
      4.250% ............. 06/07/00        2,600        2,600
  Delaware County
    Industrial Development Authority,
    Scott Paper Project (RB) (A) (B)
    Series 1984-A
      4.250% ............. 06/07/00        1,900        1,900
  Delaware County
    Industrial Development Authority,
    UPS Project (RB) (A) (B)
    Series 1985
      4.300% ............. 06/01/00        2,500        2,500
  Delaware Valley
    Industrial Finance Authority,
    Local Government (RB) (A) (B)
    Series D
      4.100% ............. 06/07/00        2,700        2,700
  Emmaus General
    Authority (RB) (FSA) (A) (B)
      4.150% ............. 06/07/00        3,000        3,000
  Ephrata Area
    School District (GO) (FGIC)
      4.500% ............. 10/15/00        1,035        1,036


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
================================================================================

MAY 31, 2000
                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
MUNICIPAL BONDS -- CONTINUED
PENNSYLVANIA -- CONTINUED
  Iroquois School District (GO)
      4.500% ............. 06/01/00       $2,500 $      2,500
  Lancaster Higher Education
    Authority, Franklin & Marshall
    College Project (RB) (A) (B)
    Series 1997
      4.400% ............. 06/01/00        3,980        3,980
  Lehigh County, Callable
    08/01/00 @102 (GO) (FGIC)
      6.900% ............. 08/01/01        2,500        2,563
  Lehigh County (RB) (MBIA)
    (A) (B) Series B
      4.350% ............. 06/01/00          900          900
  Mercersburg General Purpose
    Authority, Mercersburg College
    Project (RB) (A) (B) Series 1997
      4.300% ............. 06/07/00        1,000        1,000
  Middletown Township,
    Callable 09/01/00 @ 100 (GO) (MBIA)
      4.300% ............. 09/01/00          160          160
  Montgomery County
    Industrial Development Authority,
    Peco Energy (TECP)
      4.000% ............. 06/08/00        3,000        3,000
  Montgomery County,
    Pollution Control Revenue (TECP)
    Series 1994-A
      4.600% ............. 07/20/00        2,000        2,000
      4.300% ............. 08/16/00        2,500        2,500
  New Castle Hospital
    Revenue Authority,
    Jameson Memorial Hospital
    Project (RB) (A) (B)
      4.250% ............. 06/07/00        2,600        2,600
  Norristown (TRAN)
      4.250% ............. 12/28/00        1,500        1,500
  Northampton County
    Higher Education Authority,
    Lafayette College (RB) (A) (B)
    Series B
      4.400% ............. 06/01/00        1,500        1,500
  Northeast Pennsylvania Hospital
    Authority, Central Service
    Capital Access (TECP) (MBIA)
      3.850% ............. 06/14/00        1,000        1,000
  Northern Cambria
    School District (GO) (AMBAC)
      5.100% ............. 09/01/00          300          301


                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
MUNICIPAL BONDS -- CONTINUED
PENNSYLVANIA -- CONTINUED
  Northern York County
    School District (GO) (FGIC)
      4.000% ............. 11/15/00       $  240 $        240
  Old Forge School District (TRAN)
      4.300% ............. 06/30/00        1,572        1,572
  Pen Argyl School District (TRAN)
      3.750% ............. 06/30/00        1,700        1,700
  Pennsylvania Housing Finance
    Agency (RB)
      4.950% ............. 01/01/01        2,000        2,001
  Pennsylvania Infrastructure
    Authority (RB) (MBIA)
      4.500% ............. 09/01/00        2,895        2,898
  Pennsylvania Intergovernal
    Cooperation Authority,
    City of Philadelphia Funding
    Program (RB) (FGIC)
    Series 1992
      6.000% ............. 06/15/00        2,000        2,002
  Pennsylvania (GO) (MBIA)
      4.800% ............. 06/15/00          200          200
  Pennsylvania Higher
    Educational Assistance Agency,
    Student Loan (RB)
      4.625% ............. 12/01/00          500          501
  Pennsylvania Higher Educational
    Authority, Association of
    Independent Colleges,
    Messiah College (TECP)
      3.800% ............. 11/01/00        3,000        3,000
  Pennsylvania Higher Educational
    Authority, Association of
    Independent Colleges,
    Mullenburg College (TECP)
      4.350% ............. 05/01/01        1,000        1,000
  Pennsylvania Higher Educational
    Authority, Carnegie Mellon
    University Project (RB) (A) (B)
    Series 1995-C
      4.350% ............. 06/01/00        1,000        1,000
  Pennsylvania Higher Educational
    Authority, Council of
    Independent Colleges (RB) (A)
      4.250% ............. 04/01/01        2,500        2,500



                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
================================================================================

MAY 31, 2000
                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
MUNICIPAL BONDS -- CONTINUED
PENNSYLVANIA -- CONTINUED
  Pennsylvania Higher Educational
    Authority, Medical College,
    Prerefunded 03/01/01 @ 102
    (RB) Series A
      7.375% ............. 03/01/01       $2,000 $      2,083
  Pennsylvania Higher Educational
    Authority, University of Pennsylvania,
    Health Services Project (RB) (A) (B)
    Series B
      4.300% ............. 06/07/00        1,000        1,000
  Pennsylvania Higher Educational
    Authority, University of Pennsylvania,
    Health Services Project (RB) (A) (B)
    Series C
      4.300% ............. 06/07/00        6,000        6,000
  Pennsylvania Higher Educational
    Authority, Valley Forge Academy
    (TECP) (A)
      3.800% ............. 11/01/00        2,000        2,000
  Pennsylvania State (TECP)
    Series 1997-A
      3.950% ............. 07/21/00        1,000        1,000
      4.100% ............. 07/28/00        1,000        1,000
      4.600% ............. 08/31/00        1,000        1,000
  Pennsylvania State Turnpike
    Commission (RB) (A) (B)
    Series Q
      4.350% ............. 06/01/00        1,400        1,400
  Pennsylvania State Turnpike
    Commission (RB) (A) (B)
    Series Q
      4.350% ............. 06/01/00        2,000        2,000
  Pennsylvania State University (RB)
      4.950% ............. 08/15/00          500          501
  Philadelphia (TRAN) (A)
    Series A
      4.250% ............. 06/30/00        2,000        2,001
  Philadelphia Industrial Development
    Authority, Chemical Heritage
    Foundation Project (RB) (A) (B)
      4.350% ............. 06/01/00        1,000        1,000
  Philadelphia Industrial Development
    Authority, Fox Chase Cancer Center
    Project (RB) (A) (B) Series 1997
      4.350% ............. 06/01/00        3,100        3,100
  Philadelphia, Hospital &
    Higher Educational Facility
    Authority, Children's Hospital
    Project (RB) (A) (B)
    Series 1996-A
      4.350% ............. 06/01/00        2,100        2,100

                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
MUNICIPAL BONDS -- CONTINUED
PENNSYLVANIA -- CONTINUED
  Sayre, Healthcare Facility Authority,
    VHA Capital Financing Project
    (RB) (AMBAC) (A) (B)
    Series 1985-I
      4.150% ............. 06/07/00       $2,700      $ 2,700
  Sayre, Healthcare Facility Authority,
    VHA Capital Financing Project
    (RB) (AMBAC) (A) (B)
    Series 1985-M
      4.150% ............. 06/07/00        1,000        1,000
  Scranton-Lackawanna,
    Health & Welfare Authority,
    University of Scranton (RB) (A)
      3.900% ............. 11/01/00        1,615        1,615
  Shaler Area School District
    (GO) (FSA) Series B
      3.750% ............. 09/01/00          600          600
  State, Pittsburgh Urban Mortgage
    Redevelopment Authority,
    Callable 04/01/00 @ 100
    (RB) Series 1999
      3.545% ............. 08/15/00        1,045        1,045
  State College Area School
    District (GO) (FSA)
      4.400% ............. 03/01/01          300          301
  Temple University Funding
    (RB) Series 2000
      4.252% ............. 05/10/01        2,000        2,014
  Venango, Pollution Control
    Revenue (RB) (A) (B)
      4.450% ............. 06/07/00          895          895
  Washington County, Authority
    Lease (RB) (A) (B)
    Series 1985
      4.350% ............. 06/07/00        3,730        3,730
  York County Industrial
    Development Authority,
    Peco Energy Project (RB) (A) (B)
    Series A
      4.300% ............. 06/01/00        6,800        6,800
  York County Industrial
    Development Authority,
    Public Service Electric & Gas
    Project (RB) (MBIA) (A) (B)
    Series 1995-A
      3.900% ............. 06/07/00        3,000        3,000
                                                 ------------
                                                      151,200
                                                 ------------
TOTAL MUNICIPAL BONDS
   (Cost $151,200) .............................      151,200
                                                 ------------


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
================================================================================

MAY 31, 2000
                                          NUMBER     VALUE
                                        OF SHARES    (000)
                                        ---------   ------
 CASH EQUIVALENTS -- 0.2%
  Blackrock Pennsylvania Municipal
    Money Market Fund .................. 100,000 $        100
  Federated Pennsylvania
    Cash Trust ......................... 249,204          249
                                                 ------------
TOTAL CASH EQUIVALENTS
   (Cost $349) .................................          349
                                                 ============
TOTAL INVESTMENTS -- 99.5%
   (Cost $151,549)* ............................      151,549
                                                 ============
OTHER ASSETS AND LIABILITIES,
   NET -- 0.5% .................................          691
                                                 ------------
NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorization-- no par value)
   based on 94,295,123 outstanding shares of
   beneficial interest .........................       94,295
  Portfolio Shares of Class A
   (unlimited authorization-- no par value)
   based on 57,956,708 outstanding shares of
   beneficial interest .........................       57,957
  Undistributed net investment income ..........            1
  Accumulated net realized loss on
   investments .................................          (13)
                                                 ------------
TOTAL NET ASSETS -- 100.0% ..................... $    152,240
                                                 ============
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CLASS I                                     $1.00
                                                 ============
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CLASS A                                     $1.00
                                                 ============
------------------------------------------------
* ALSO COST FOR FEDERAL INCOME TAX PURPOSES.
(A) SECURITIES ARE BACKED BY A LETTER OF CREDIT BACKED BY A MAJOR FINANCIAL INSTITUTION.
(B) VARIABLE RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 2000. THE MATURITY DATE SHOWN IS THE LONGER OF THE NEXT RESET DATE OR THE DATE IN WHICH THE PRINCIPAL AMOUNT CAN BE RECOVERED THROUGH DEMAND.
AN--ANTICIPATION NOTE
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FGIC--FEDERAL GUARANTY INSURANCE COMPANY
FSA--FINANCIAL SECURITY ASSURANCE
GO--GENERAL OBLIGATION
MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION
RB--REVENUE BOND
TECP--TAX EXEMPT COMMERCIAL PAPER
TRAN--TAX AND REVENUE ANTICIPATION NOTE

                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                       ARMADA TAX EXEMPT MONEY MARKET FUND
================================================================================

MAY 31, 2000
                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
MUNICIPAL BONDS -- 99.6%
ALASKA -- 2.3%
  Valdez Marine Terminal,
    Arco Transportation Project,
    Series 1994-A
      5.600% ............. 06/02/00      $ 3,300      $ 3,300
  Valdez Marine Terminal,
    Arco Project (TECP)
    Series C
      5.550% ............. 06/09/00        3,000        3,000
  Valdez Marine Terminal,
    Arco Transportation Project
    (RB) (A) (B) Series 1994-B
      4.200% ............. 06/07/00        6,000        6,000
                                                 ------------
                                                       12,300
                                                 ------------
ARIZONA -- 4.8%
  Maricopa County,
    Pollution Control Revenue,
    Southern California Edison (RB)
    Series E
      4.750% ............. 07/12/00        2,000        2,000
  Maricopa County,
    Pollution Control Revenue,
    Southern California Edison
    Project (TECP)
      4.000% ............. 07/21/00        6,600        6,600
  Maricopa County,
    Pollution Control Revenue,
    Southern California Edison
    Project (TECP) Series F
      3.800% ............. 07/26/00        4,350        4,350
  Salt River Project, Agriculture
    Improvement & Power
    Distribution (TECP) Series B
      4.600% ............. 07/18/00        6,000        6,000
  Salt River Project, Agriculture
    Improvement & Power,
    District of Arizona (TECP)
      3.750% ............. 06/16/00        5,000        5,000
  Salt River Project, Agriculture
    Improvement & Power,
    District of Arizona (TECP)
    Series B
      4.000% ............. 07/20/00        2,200        2,200
                                                 ------------
                                                       26,150
                                                 ------------


                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
MUNICIPAL BONDS -- CONTINUED
COLORADO -- 1.9%
  Colorado State,
    Health Facilities Authority,
    North Colorado Medical
    Center (RB) (A) (B)
      4.250% ............. 06/01/00      $ 4,300 $      4,300
  Westminster, Industrial
    Development Ball
    Project (RB) (A)
      4.300% ............. 06/07/00        6,000        6,000
                                                 ------------
                                                       10,300
                                                 ------------
DISTRICT OF COLUMBIA -- 0.5%
  District of Columbia,
    George Washington
    University (RB) (A)
    Series 1999 B
      4.600% ............. 06/07/00        3,000        3,000
                                                 ------------
FLORIDA -- 1.8%
  Jacksonville, Pollution Control
    Revenue, Power & Light
    Company Project (TECP)
      3.850% ............. 06/27/00        3,000        3,000
      3.900% ............. 06/29/00        5,810        5,810
  Jacksonville, Pollution Control
    Revenue, Power & Light
    Company Project (TECP)
    Series 1994
      4.000% ............. 07/20/00        1,300        1,300
                                                 ------------
                                                       10,110
                                                 ------------
GEORGIA -- 2.6%
  Municipal Electric
    Authority of Georgia (TECP)
      4.000% ............. 06/12/00        3,157        3,157
  Municipal Electric
    Authority of Georgia,
    Sub Project 1 (TECP)
    Series B
      4.000% ............. 08/15/00        5,000        5,000
  State of Georgia,
    Trust Receipts (GO) (A) (B)
    Series 128
      4.380% ............. 06/01/00        6,000        6,000
                                                 ------------
                                                       14,157
                                                 ------------

                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                       ARMADA TAX EXEMPT MONEY MARKET FUND
================================================================================

MAY 31, 2000
                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
MUNICIPAL BONDS -- CONTINUED
ILLINOIS -- 9.8%
  Illinois State, Educational
    Facilities Authority Lake Forest
    Open Lands Project (RB) (A)
      4.250% ............. 06/07/00      $ 7,000 $      7,000
  Illinois State, Educational
    Facilities Authority,
    Art Institute of Chicago
    Cultural Project (RB) (A) (B)
      4.300% ............. 06/07/00        7,500        7,500
  Illinois State, Educational
    Facilities Authority,
    National Louis University
    (RB) (A) Series B
      4.300% ............. 06/01/00        3,000        3,000
  Illinois State, Educational
    Facilities Authority,
    Northwestern University
    (RB) (A) (B)
      4.300% ............. 06/07/00        8,736        8,736
  Illinois State, Health Facilities
    Authority, Advocate Healthcare
    Network (RB) (A) (B) Series B
      4.250% ............. 06/07/00        4,820        4,820
  Illinois State, Health Facilities
    Authority, Northwestern
    Memorial Hospital Project (RB) (A)
      4.350% ............. 06/01/00        5,000        5,000
  Illinois State, Hospital Development
    Finance Authority,
    Palos Community Hospital
    (RB) (A) (B) Series 1994-2
      4.350% ............. 06/01/00       10,400       10,400
  Illinois State, Trust Receipts
    (GO) (A) (B) Series 133
      4.400% ............. 06/01/00        5,000        5,000
  University of Chicago,
    Illinois Education Facilities (TECP)
      4.750% ............. 01/26/01        2,000        2,000
                                                 ------------
                                                       53,456
                                                 ------------
INDIANA -- 6.5%
  Indiana State, Health Facilities
    Finance Authority, Capital
    Access (RB) (A) (B) Series 1991
      4.250% ............. 06/07/00        6,400        6,400
  Indiana State, Health Facilities
    Finance Authority, Capital
    Access (RB) (A) (B) Series 1998
      4.250% ............. 06/07/00        7,350        7,350


                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
MUNICIPAL BONDS -- CONTINUED
INDIANA -- CONTINUED
  Indiana State, Hospital Equipment
    Finance Authority (RB) (A) (B)
      4.250% ............. 06/07/00      $ 2,400      $ 2,400
  Purdue University, Indiana Universities
    Trustees Student Fee (RB) (A) (B)
    Series H
      4.150% ............. 06/07/00        5,300        5,300
  Purdue University, Indiana Universities
    Trustees Student Fee (RB) (A) (B)
     Series O
      4.150% ............. 06/07/00        5,850        5,850
  Sullivan Hoosier Energy Rural (TECP)
    Series L2
      3.600% ............. 06/16/00        4,700        4,700
      3.800% ............. 07/28/00        3,400        3,400
                                                 ------------
                                                       35,400
                                                 ------------
KENTUCKY -- 1.8%
  Kentucky State, Interlocal School
    Transportation Association (TRAN)
      4.000% ............. 06/30/00        5,000        5,002
  Owensboro Davies County,
    Regional Water Agency (RB)
    Series A
      4.400% ............. 09/01/00        4,765        4,771
                                                 ------------
                                                        9,773
                                                 ------------
MASSACHUSETTS -- 0.7%
  Worchester (BAN)
      4.500% ............. 08/30/00        4,000        4,004
                                                 ------------
MICHIGAN -- 3.6%
  Bellevue, Community School (GO)
      4.375% ............. 08/31/00        2,000        2,003
  Detroit, Sewer Dispense
    (RB) (A) Series A
      4.100% ............. 06/07/00        6,000        6,000
  Michigan State, Building
    Authority (TECP) (A)
    Series 2
      4.700% ............. 07/13/00        2,000        2,000
  Michigan State, Clean Air
    Initiatives (TECP) (A)
    Series A
      4.370% ............. 06/01/00        5,000        5,000
  Michigan State, Detroit Edison
    Project (RB) (A)
      4.350% ............. 06/01/00        2,000        2,000
  Mount Morris, Consolidated
    School District State (AN)
      4.050% ............. 08/30/00        2,500        2,502
                                                 ------------
                                                       19,505
                                                 ------------

                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                       ARMADA TAX EXEMPT MONEY MARKET FUND
================================================================================

MAY 31, 2000
                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
MUNICIPAL BONDS -- CONTINUED
MINNESOTA -- 7.1%
  Becker, Pollution Control Revenue,
    Northern States Power (TECP)
      4.000% ............. 07/20/00      $ 8,200 $      8,200
  Minneapolis (GO) (A) (B)
      4.100% ............. 06/01/00        7,075        7,075
  Minneapolis University
    Gateway Project (GO) (A)
      4.150% ............. 06/01/00        8,350        8,350
  Minnesota School District (TRAN)
      4.750% ............. 02/16/01        4,500        4,518
  Minnesota State,
    School District (TRAN)
      3.450% ............. 08/15/00        3,400        3,400
  Olmsted County,
    Human Services Campus
    Infrastructure (RB) (A) (B)
      4.150% ............. 06/01/00        7,430        7,430
                                                 ------------
                                                       38,973
                                                 ------------
MISSISSIPPI -- 0.8%
  Jackson County Water System,
    Chevron Project (GO)
      3.900% ............. 08/01/00        4,400        4,400
                                                 ------------
MISSOURI -- 0.5%
  Missouri State,
    Health & Educational Facility
    Authority (RB) (A) Series D
      4.250% ............. 06/01/00        3,000        3,000
                                                 ------------
NEVADA -- 0.3%
  Clarke County,
    University of Nevada Las Vegas,
    Development Project (RB) (A) (B)
      4.250% ............. 06/01/00        1,545        1,545
                                                 ------------
NEW YORK -- 1.5%
  New York City, Municipal
    Water Authority (TECP)
    Series 5-A
      4.750% ............. 08/31/00        3,000        3,000
  New York (GO) (A) Series J2
      3.950% ............. 06/07/00        5,000        5,000
                                                 ------------
                                                        8,000
                                                 ------------
NORTH CAROLINA -- 6.7%
  North Carolina State University,
    Raleigh Centennial Campus (RB) (A)
    Series A
      4.200% ............. 06/07/00        5,000        5,000
MUNICIPAL BONDS -- CONTINUED
NORTH CAROLINA -- CONTINUED
  North Carolina State,
    Educational Facilities,
    Bowman Gray School of Medicine
    Project (RB) (A) (B)
      4.250% ............. 06/01/00      $10,600     $ 10,600
  Raleigh Durham, Airport
    Authority, American Airlines
    Project (RB) (A)
      4.350% ............. 06/01/00        2,700        2,700
  Wake County, Industrial
    Facilities & Pollution
    Control (RB) (A)
      4.500% ............. 06/01/00       10,000       10,000
  Winston-Salem, Municipal
    Leasing (RB) (A) (B)
      4.500% ............. 06/01/00        8,300        8,300
                                                 ------------
                                                       36,600
                                                 ------------
OHIO -- 15.6%
  Ansonia
    Local School District (BAN)
      4.600% ............. 07/31/00        2,563        2,565
  Avon Lake (BAN)
      4.750% ............. 03/29/01        2,050        2,057
  Cardinal Ohio
    Local School District (BAN)
      4.500% ............. 06/15/00        4,700        4,701
  Columbus Sewer & Water
    Improvements (RB) (A) (B)
    Series 1995-1
      4.150% ............. 06/04/00        1,300        1,300
  Columbus Sewer
    Authority (RB) (A) (B)
      4.250% ............. 06/01/00        4,200        4,200
  Cuyahoga County,
    Hospital Facilities Authority,
    Cleveland Clinic Foundation
    (RB) (A) (B) Series 1997-D
      4.350% ............. 06/01/00        5,000        5,000
  Eastern Ohio, Regional
    Wastewater Authority (BAN)
      4.240% ............. 11/30/00        3,500        3,504
  Lima City School District (BAN)
      4.650% ............. 08/01/00        6,000        6,004
  Madison Ohio
    Local School District (BAN)
      4.600% ............. 02/01/01        2,770        2,775


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                       ARMADA TAX EXEMPT MONEY MARKET FUND
================================================================================

MAY 31, 2000
                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
MUNICIPAL BONDS -- CONTINUED
OHIO-- CONTINUED
  Mahoning County,
    Hospital Facilities Authority,
    Forum Health System,
    (RB) (MBIA) (A) (B)
      4.390% ............. 06/01/00      $ 6,600 $      6,600
  Mayfield Village (GO) (BAN)
      4.000% ............. 09/27/00        4,500        4,502
  Muskingum County,
    Juvenile Detention
    Center (GO) (BAN)
      5.150% ............. 06/01/01        2,650        2,656
  Muskingum County,
    Various Purpose (GO) (BAN)
      3.750% ............. 06/01/00        2,650        2,650
      4.050% ............. 09/20/00        1,980        1,981
  Ohio State University (RB) (A)
      3.900% ............. 06/07/00        1,000        1,000
  Ohio State University
    General Receipts (RB) (A)
      4.300% ............. 06/01/00        3,880        3,880
  Ohio State, Higher
    Education Authority,
    Lake Erie Project (RB) (A) (B)
      4.350% ............. 06/01/00        4,610        4,610
  Ohio State, Water Development
    Authority, Cleveland Electric
    Project (RB) (A) Series B
      4.200% ............. 06/07/00        1,200        1,200
  Olentangy School District (BAN)
      4.875% ............. 09/15/00        2,000        2,003
  Saint Mary (BAN)
      3.700% ............. 06/13/00        1,570        1,570
  Scioto County, V.H.A. Central
     Capital Asset Financing
    Program, Series F (AMBAC) (A)
      4.200% ............. 06/07/00        2,030        2,030
  Shaker Heights (GO) (BAN)
      5.000% ............. 05/31/01        3,935        3,941
  Streetsboro School District (BAN)
      4.750% ............. 04/27/01        4,000        4,010
  Summit County (GO) (BAN)
      3.800% ............. 06/01/00        8,000        8,000
      5.500% ............. 05/31/01        2,408        2,424
                                                 ------------
                                                       85,163
                                                 ------------
PENNSYLVANIA -- 7.5%
  Allegheny County, Industrial Development
    Authority, USX Project (RB) (A) (B)
      4.250%               06/01/00        5,000        5,000


                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
MUNICIPAL BONDS -- CONTINUED
PENNSYLVANIA -- CONTINUED
  Allegheny County,
    Residential Finance Authority,
    Mortgage Notes (RB)
    Series GG-1
      3.900% ............. 10/01/00      $ 4,755 $      4,755
  Delaware County,
    Industrial Development Authority,
    UPS Project (RB) (A) (B)
    Series 1985
      4.300% ............. 06/01/00        1,500        1,500
  Mercersburg, General Purpose
    Authority, Mercersburg College
    Project (RB) (A) (B) Series 1997
      4.300% ............. 06/07/00        8,000        8,000
  Montgomery County, Industrial
    Development Authority,
    Peco Energy (TECP)
      4.000% ............. 06/08/00        3,400        3,400
  Montour County,
    Health System Authority,
    Geisinger Authority (A)
    Series 1998 B
      4.350% ............. 06/01/00        5,000        5,000
  New Castle, Pennsylvania
    Hospital Revenue Authority,
    Jameson Memorial Hospital
    Project (RB) (A) (B)
      4.250% ............. 06/07/00        2,000        2,000
  Northampton County,
    Higher Education Authority,
    Lafayette College (RB) (A) (B)
    Series B
      4.400% ............. 06/01/00        2,000        2,000
  Quakertown, General Authority
    (RB) (A) Series A
      4.150% ............. 06/06/00        2,445        2,445
  Quakertown, Hospital Facilities
    Authority (RB) (A) (B)
      4.150% ............. 06/06/00        4,000        4,000
  Sayre, Healthcare Center
    Facility Authority
    (RB) (AMBAC) (A) (B)
      4.150% ............. 06/07/00        3,000        3,000
  University of Pennsylvania (GO) (A) (B)
      4.300% ............. 06/07/00          100          100
                                                 ------------
                                                       41,200
                                                 ------------
SOUTH CAROLINA -- 0.7%
  South Carolina Public Service,
    Santee Cooper (TECP)
      4.250% ............. 07/17/00        4,000        4,000
                                                 ------------

                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                       ARMADA TAX EXEMPT MONEY MARKET FUND
================================================================================

MAY 31, 2000

                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
MUNICIPAL BONDS -- CONTINUED
TENNESSEE -- 2.0%
  Metropolitan Government of
    Nashville & Davidson County,
    Health & Education Facilities Board,
    Vanderbilt University (RB) (A) (B)
    Series A
      4.300% ............. 06/01/00      $ 1,000 $      1,000
  Tennessee State School
    Bond Authority
    (TECP) Series A
      4.750% ............. 07/13/00        2,000        2,000
  Tennessee State (GO) (A) (B)
    Series 108
      5.000% ............. 06/01/00        2,000        2,000
  Tennessee State School
    Bond Authority (TECP)
    Series A
      3.700% ............. 06/13/00        5,800        5,800
                                                 ------------
                                                       10,800
                                                 ------------
TEXAS -- 4.8%
  ABN Amro Munitops, FortBend,
    Certificate Trust, (B)
    Series 1999-6
      4.250% ............. 06/07/00        3,000        3,000
  Deer Park, Independent
    School District (GO)
      6.250% ............. 02/15/01        1,000        1,013
  Forth Worth (TECP)
      4.450% ............. 06/13/00        5,000        5,000
  Harris County, Health Facilities
    Development, Methodist Hospital
    Project (RB) (A) Series A
      4.350% ............. 06/01/00        1,000        1,000
  Houston (TECP) Series 1999a
      4.250% ............. 07/18/00        2,000        2,000
  Houston (GO) Series B
      4.350% ............. 08/14/00        4,000        4,000
  Houston, Independent School
    District Asbestos Abatement (GO)
      4.000% ............. 07/15/00        1,600        1,601
  Northside, Independent School
    District (GO) Series A
      6.375% ............. 08/15/00          700          704
  Texas State (TRAN)
      4.500% ............. 08/31/00        8,000        8,015
                                                 ------------
                                                       26,333
                                                 ------------

                                           PAR       VALUE
                           MATURITY       (000)      (000)
                           --------       -----      -----
MUNICIPAL BONDS -- CONTINUED
UTAH -- 6.0%
  Emery County, Pollution
    Control Revenue, Pacificorp
    Project (RB) (A) (B)
      4.050% ............. 06/07/00      $12,100 $     12,100
  Intermountain Power
    Agency (TECP)
      3.900% ............. 06/28/00        2,000        2,000
  Intermountain Power
    Agency (TECP)
    Series 1985F
      4.050% ............. 06/14/00        3,300        3,300
      3.750% ............. 07/28/00        2,500        2,500
  Intermountain Power
    Agency (TECP)
    Series 1997B
      3.750% ............. 07/27/00        5,000        5,000
  Intermountain Power
    Agency (TECP)
    Series 97b
      4.450% ............. 10/16/00        4,000        4,000
  Utah University,
    Auxiliary & Campus
    Facilities (RB) (A) (B)
    Series 1997-A
      4.250% ............. 06/07/00        3,850        3,850
                                                 ------------
                                                       32,750
                                                 ------------
VIRGINIA -- 2.2%
  Norfolk Industrial
    Development Authority
    Pooled Financing Program (TECP)
      3.900% ............. 06/23/00        5,000        5,000
  Virginia Public School
    Authority (RB) (A) (B)
    Series 109
      4.400% ............. 06/01/00        7,000        7,000
                                                 ------------
                                                       12,000
                                                 ------------
WASHINGTON-- 3.9%
  Chelan County (RB) (A) (B)
      4.300% ............. 06/07/00        4,260        4,260
  Washington State,
    Healthcare Facility Authority,
    Fred Hutchinson Cancer
    Center (RB) (A)
      4.500% ............. 06/01/00       10,000       10,000


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
================================================================================
                       ARMADA TAX EXEMPT MONEY MARKET FUND


MAY 31, 2000
                                        NUMBER OF
                                         SHARES/     VALUE
                           MATURITY     PAR (000)    (000)
                           --------     ---------    -----
MUNICIPAL BONDS -- CONTINUED
WASHINGTON -- CONTINUED
  Washington State (GO) (MBIA) (A)
      4.250% ............. 06/07/00      $ 5,000 $      5,000
  Washington State, Healthcare
    Facility Authority,
    Fred Hutchinson Cancer
    Research Center (RB) (A) (B)
    Series 1991-A
      4.500% ............. 06/01/00        2,080        2,080
                                                 ------------
                                                       21,340
                                                 ------------
WISCONSIN -- 3.7%
  Oak Creek, Pollution Control
    Revenue, Electric Power
    Company Project (RB) (A) (B)
      4.350% ............. 06/07/00        3,100        3,100
  Wisconsin State (TECP)
    Series 1998B
      4.000% ............. 06/15/00        4,085        4,085
  Wisconsin State (TECP)
    Series A
      4.000% ............. 06/12/00        6,010        6,010
      4.550% ............. 08/10/00        6,850        6,850
                                                 ------------
                                                       20,045
                                                 ------------
TOTAL MUNICIPAL BONDS
   (Cost $544,304) .............................      544,304
                                                 ------------
CASH EQUIVALENTS -- 0.8%
  Federated Tax-Free
    Money Market Fund ................ 1,100,000        1,100
  Goldman Sachs Financial Square
    Tax-Exempt Money Market
    Fund ............................. 3,402,000        3,402
                                                 ------------
TOTAL CASH EQUIVALENTS
   (Cost $4,502) ...............................        4,502
                                                 ------------
TOTAL INVESTMENTS -- 100.4%
   (Cost $548,806)* ............................      548,806
                                                 ============
OTHER ASSETS AND LIABILITIES,
   NET -- (0.4%) ...............................       (2,053)
                                                 ------------

                                                     VALUE
                                                     (000)
                                                     -----
NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorization -- no par value)
   based on 327,342,794 outstanding shares of
   beneficial interest ......................... $    327,343
  Portfolio Shares of Class A
   (unlimited authorization -- no par value)
   based on 219,635,286 outstanding shares of
   beneficial interest .........................      219,635
  Distributions in excess of net investment
   income ......................................         (200)
  Accumulated net realized loss on
   investments .................................          (25)
                                                 ------------
TOTAL NET ASSETS -- 100.0% ..................... $    546,753
                                                 ============
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CLASS I ............................        $1.00
                                                 ============
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CLASS A ............................        $1.00
                                                 ============

--------------------------------------------
* ALSO COST FOR FEDERAL INCOME TAX PURPOSES.
(A) SECURITIES ARE BACKED BY A LETTER OF CREDIT BY A MAJOR FINANCIAL
    INSTITUTION.
(B) VARIABLE RATE SECURITY - THE RATE REFLECTED ON THE STATEMENT OF NETASSETS IS THE RATE IN EFFECT ON MAY 31, 2000. THE MATURITY DATE SHOWN IS THE LONGER OF THE NEXT RESET DATE OR THE DATE IN WHICH THE PRINCIPAL AMOUNT CAN BE RECOVERED THROUGH DEMAND.
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
AN--ANTICIPATION NOTE
BAN--BOND ANTICIPATION NOTE
GO--GENERAL OBLIGATION
MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION
RB--REVENUE BOND
TECP--TAX EXEMPT COMMERCIAL PAPER
TRAN--TAX AND REVENUE ANTICIPATION NOTE


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                        ARMADA TREASURY MONEY MARKET FUND
================================================================================

MAY 31, 2000
                                        NUMBER OF
                                         SHARES/     VALUE
                           MATURITY     PAR (000)    (000)
                           --------     ---------    -----
U.S. TREASURY OBLIGATIONS -- 91.4%
TREASURY BILLS+ -- 73.0%
  United States Treasury Bills
      4.424% ............. 06/15/00     $  25,000    $ 24,946
      4.498% ............. 06/29/00        50,000      49,786
      4.578% ............. 06/22/00        20,000      19,936
      4.641% ............. 07/06/00        25,000      24,865
      4.859% ............. 07/13/00        25,000      24,841
      4.981% ............. 07/20/00        20,000      19,854
      5.061% ............. 07/27/00         5,000       4,960
      5.401% ............. 06/01/00       120,000     120,000
      5.418% ............. 08/24/00        10,000       9,867
      5.500% ............. 08/31/00         5,000       4,926
      5.632% ............. 06/08/00        53,000      52,946
                                                     --------
                                                      356,927
                                                     --------
U.S. TREASURY NOTES -- 18.4%
  U.S. Treasury Notes
      5.125% ............. 08/31/00        45,000      44,877
      5.375% ............. 07/31/00        30,000      29,968
      4.000% ............. 10/31/00        15,000      14,854
                                                     --------
                                                       89,699
                                                     --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $446,626)                                    446,626
                                                     --------
CASH EQUIVALENTS -- 8.8%
  Federated U.S. Treasury Cash
    Reserve Money Market Fund ........ 21,719,000      21,719
  Goldman Sachs Financial Square
    Treasury Money Market Fund ....... 21,517,000      21,517
                                                     --------
TOTAL CASH EQUIVALENTS
   (Cost $43,236) ...............................      43,236
                                                     --------
TOTAL INVESTMENTS -- 100.2%
   (Cost $489,862)* .............................    $489,862
                                                     ========
OTHER ASSETS AND LIABILITIES,
   NET -- (0.2%) ................................        (980)
                                                     --------

NET ASSETS:
  Portfolio Shares of Class I
   (unlimited authorization --  no par value)
   based on 409,135,863 outstanding shares of
   beneficial interest ..........................    $409,136
  Portfolio Shares of Class A
   (unlimited authorization --  no par value)
   based on 79,715,514 outstanding shares of
   beneficial interest ..........................      79,716
  Distributions in excess of net investment
   income .......................................          (7)
  Accumulated net realized gain on
   investments ..................................          37
                                                     --------
TOTAL NET ASSETS -- 100.0% ......................    $488,882
                                                     ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CLASS I .............................       $1.00
                                                     ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- CLASS A .............................       $1.00
                                                     ========


------------------------------------------------
* ALSO COST FOR FEDERAL INCOME TAX PURPOSES.
+ EFFECTIVE YIELD

                             See Accompanying Notes

                       This page left intentionally blank.

                              FINANCIAL STATEMENTS
                                  ARMADA FUNDS
================================================================================

STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED MAY 31, 2000


                                                        CORE            EQUITY         EQUITY           EQUITY      INTERNATIONAL
                                                     EQUITY FUND      GROWTH FUND    INCOME FUND      INDEX FUND     EQUITY FUND
                                                     -----------      -----------    -----------      ----------    -------------

INVESTMENT INCOME:
   Dividends ......................................   $ 1,473         $ 10,915        $ 14,767         $  4,453        $ 3,988
   Interest .......................................       142            2,704             856              797          1,210
   Less: foreign taxes withheld ...................        --              (19)            (36)             (48)          (339)
                                                      -------         --------        --------         --------        -------
   Total investment income ........................     1,615           13,600          15,587            5,202          4,859
                                                      -------         --------        --------         --------        -------
EXPENSES:
   Investment Advisory fees .......................     1,179           11,127           3,921            1,339          3,743
   Less: Fees waived by Investment Adviser ........        --               --              --             (619)            --
   Administration fees ............................       110            1,038             366              268            228
   12b-1 fees .....................................       166            1,502             531              384            327
   Less: 12b-1 fees waiver ........................       (94)            (890)           (313)            (380)          (195)
   Transfer Agent fees ............................        77              172              88               78             77
   Custodian fees .................................        27              121              60               48            317
   Professional fees ..............................        17               99              37               32             36
   Printing and shareholder reports ...............         1              134              39               33             38
   Registration and filing fees ...................        87               32              42              104             63
   Trustees' fees .................................         3               25               9                7              3
   Miscellaneous ..................................         1               37              18                5             21
   Shareholder servicing fees --
      Class A and B Shares ........................        11              442              30               16              7
                                                      -------         --------        --------         --------        -------
   Total expenses .................................     1,585           13,839           4,828            1,315          4,665
                                                      -------         --------        --------         --------        -------
NET INVESTMENT INCOME/(LOSS) ......................        30             (239)         10,759            3,887            194
                                                      -------         --------        --------         --------        -------
REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:
   Net realized gain/(loss) on
     investments sold .............................    11,743          101,144          21,296          (13,687)        34,358
   Net realized gain/(loss) on foreign
      currency transactions .......................        --               --              --               --           (337)
   Net realized gain on futures ...................        --               --             192            3,689          2,711
   Net change in unrealized appreciation/
      depreciation on futures .....................        --               --              --              294           (147)
   Net change in unrealized
      appreciation/depreciation on foreign
      currency and translation of other
      assets and liabilities in
      foreign currencies ..........................        --               --              --               --           (593)
   Net change in unrealized appreciation/
      depreciation on investments .................     5,063          146,758         (78,388)          46,184         43,345
                                                      -------         --------        --------         --------        -------
   Net gain/(loss) on investments .................    16,806          247,902         (56,900)          36,480         79,337
                                                      -------         --------        --------         --------        -------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ......................   $16,836         $247,663        $(46,141)        $ 40,367        $79,531
                                                      =======         ========        ========         ========        =======


                                                                                                  BALANCED
                                                      SMALL CAP     SMALL CAP     TAX MANAGED    ALLOCATION
                                                     GROWTH FUND   VALUE FUND     EQUITY FUND       FUND        BOND FUND
                                                     ----------    ----------     -----------    ----------     ---------

INVESTMENT INCOME:
   Dividends ......................................   $   143       $ 8,152        $ 2,595        $   394       $     --
   Interest .......................................     1,105         1,357            584          2,148         49,189
   Less: foreign taxes withheld ...................        --            --            (23)           (11)            --
                                                      -------       -------        -------        -------       --------
   Total investment income ........................     1,248         9,509          3,156          2,531         49,189
                                                      -------       -------        -------        -------       --------
EXPENSES:
   Investment Advisory fees .......................     1,304         2,992          2,070            593          3,833
   Less: Fees waived by Investment Adviser ........        --            --             --             --             --
   Administration fees ............................        91           209            193             55            488
   12b-1 fees .....................................       132           303            333             82            702
   Less: 12b-1 fees waiver ........................       (78)         (179)          (161)           (47)          (418)
   Transfer Agent fees ............................        62           107             83             54             76
   Custodian fees .................................        25            40             34             43             70
   Professional fees ..............................        11            21             24              4             53
   Printing and shareholder reports ...............        19            37             34              7             54
   Registration and filing fees ...................        19            38             69              5            215
   Trustees' fees .................................         2             5              5              1             11
   Miscellaneous ..................................        23            36              7              1             24
   Shareholder servicing fees --
      Class A and B Shares ........................         6            28             55              9             11
                                                      -------       -------        -------        -------       --------
   Total expenses .................................     1,616         3,637          2,746            807          5,119
                                                      -------       -------        -------        -------       --------
NET INVESTMENT INCOME/(LOSS) ......................      (368)        5,872            410          1,724         44,070
                                                      -------       -------        -------        -------       --------
REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:
   Net realized gain/(loss) on
     investments sold .............................    16,567         7,441            377          8,621        (35,415)
   Net realized gain/(loss) on foreign
      currency transactions .......................        --            --             --             21             --
   Net realized gain on futures ...................     3,167         1,889             --             47             --
   Net change in unrealized appreciation/
      depreciation on futures .....................    (1,414)       (2,552)            --             --             --
   Net change in unrealized
      appreciation/depreciation on foreign
      currency and translation of other
      assets and liabilities in
      foreign currencies ..........................        --            --             --             (4)            --
   Net change in unrealized appreciation/
      depreciation on investments .................    20,224        28,022         43,939          1,222         (7,103)
                                                      -------       -------        -------        -------       --------
   Net gain/(loss) on investments .................    38,544        34,800         44,316          9,907        (42,518)
                                                      -------       -------        -------        -------       --------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ......................   $38,176       $40,672        $44,726        $11,631       $  1,552
                                                      =======       =======        =======        =======       ========


                                                       ENHANCED                                   TOTAL RETURN
                                                        INCOME                     INTERMEDIATE    ADVANTAGE
                                                         FUND         GNMA FUND      BOND FUND        FUND
                                                       --------       ---------    ------------   ------------

INVESTMENT INCOME:
   Dividends ......................................     $    --        $    --       $     --       $    --
   Interest .......................................       5,543          7,295         20,966        21,953
   Less: foreign taxes withheld ...................          --             --             --            --
                                                        -------        -------       --------       -------
   Total investment income ........................       5,543          7,295         20,966        21,953
                                                        -------        -------       --------       -------
EXPENSES:
   Investment Advisory fees .......................         391            587          1,693         1,814
   Less: Fees waived by Investment Adviser ........         (87)            --           (462)         (660)
   Administration fees ............................          61             75            216           231
   12b-1 fees .....................................          88            107            312           329
   Less: 12b-1 fees waiver ........................         (84)           (64)          (184)         (320)
   Transfer Agent fees ............................          40             40             72            51
   Custodian fees .................................          20             33             59            45
   Professional fees ..............................           9             14             28            27
   Printing and shareholder reports ...............           7              7             24            26
   Registration and filing fees ...................           8             44             20             2
   Trustees' fees .................................           1              2              6             5
   Miscellaneous ..................................          17              9             17            20
   Shareholder servicing fees --
      Class A and B Shares ........................           1              3             14            15
                                                        -------        -------       --------       -------
   Total expenses .................................         472            857          1,815         1,585
                                                        -------        -------       --------       -------
NET INVESTMENT INCOME/(LOSS) ......................       5,071          6,438         19,151        20,368
                                                        -------        -------       --------       -------
REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:
   Net realized gain/(loss) on
     investments sold .............................        (754)        (1,412)       (11,400)       (8,097)
   Net realized gain/(loss) on foreign
      currency transactions .......................          --             --             --            --
   Net realized gain on futures ...................          --             --             --            --
   Net change in unrealized appreciation/
      depreciation on futures .....................          --             --             --            --
   Net change in unrealized
      appreciation/depreciation on foreign
      currency and translation of other
      assets and liabilities in
      foreign currencies ..........................          --             --             --            --
   Net change in unrealized appreciation/
      depreciation on investments .................      (1,496)        (2,148)        (3,177)       (6,392)
                                                        -------        -------       --------       -------
   Net gain/(loss) on investments .................      (2,250)        (3,560)       (14,577)      (14,489)
                                                        -------        -------       --------       -------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ......................     $ 2,821        $ 2,878       $  4,574       $ 5,879
                                                        =======        =======       ========       =======




                             See Accompanying Notes
                                    132 & 133

                              FINANCIAL STATEMENTS
                                  ARMADA FUNDS
================================================================================

STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED MAY 31, 2000

                                                                                  OHIO       PENNSYLVANIA
                                                              NATIONAL TAX     TAX EXEMPT      MUNICIPAL       GOVERNMENT
                                                            EXEMPT BOND FUND    BOND FUND      BOND FUND    MONEY MARKET FUND
                                                            ----------------   ----------    ------------   -----------------

INVESTMENT INCOME:
   Interest ..................................................  $ 5,022         $ 9,751         $2,207          $87,468
                                                                -------         -------        -------          -------
EXPENSES:
   Investment Advisory fees ..................................      564           1,068            239            5,530
   Less: Fees waived by Investment Adviser ...................     (222)           (427)           (91)          (1,580)
   Administration fees .......................................       72             136             30            1,106
   12b-1 fees ................................................      104             194             43            1,578
   Less: 12b-1 fees waiver ...................................      (61)           (116)           (42)            (946)
   Transfer Agent fees .......................................       48              47             25               62
   Custodian fees ............................................       22              27             11              172
   Professional fees .........................................       11              17              7              114
   Printing and shareholder reports ..........................        8              14              3              103
   Registration and filing fees ..............................        3              38              4               31
   Trustees' fees ............................................        1               3              2               23
   Miscellaneous .............................................        1               7              1               33
   Shareholder servicing fees -- Class A and B Shares ........        5               5             --              857
                                                                -------         -------        -------          -------
   Total expenses ............................................      556           1,013            232            7,083
                                                                -------         -------        -------          -------
NET INVESTMENT INCOME ........................................    4,466           8,738          1,975           80,385
                                                                -------         -------        -------          -------
REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:
   Net realized gain/(loss) on investments sold ..............   (1,960)         (3,099)          (226)              --
   Net change in unrealized appreciation/depreciation
      on investments .........................................   (2,845)         (6,636)        (1,589)              --
                                                                -------         -------        -------          -------
   Net gain/(loss) on investments ............................   (4,805)         (9,735)        (1,815)              --
                                                                -------         -------        -------          -------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .................................  $  (339)        $  (997)       $   160          $80,385
                                                                =======         =======        =======          =======



                                                                                                         PENNSYLVANIA
                                                                                  OHIO MUNICIPAL          TAX EXEMPT
                                                            MONEY MARKET FUND    MONEY MARKET FUND     MONEY MARKET FUND
                                                            -----------------    -----------------     -----------------

INVESTMENT INCOME:
   Interest ................................................    $217,971               $5,723               $4,773
                                                                --------               ------               ------
EXPENSES:
   Investment Advisory fees ................................      13,393                  553                  533
   Less: Fees waived by Investment Adviser .................      (3,828)                (316)                (333)
   Administration fees .....................................       2,678                  111                   93
   12b-1 fees ..............................................       3,833                  158                  133
   Less: 12b-1 fees waiver .................................      (2,299)                 (95)                 (80)
   Transfer Agent fees .....................................          98                   52                   42
   Custodian fees ..........................................         315                   28                   26
   Professional fees .......................................         222                   13                   12
   Printing and shareholder reports ........................         237                   15                   11
   Registration and filing fees ............................          10                   13                    3
   Trustees' fees ..........................................          72                    2                    3
   Miscellaneous ...........................................         638                   21                   --
   Shareholder servicing fees -- Class A and B Shares ......       2,321                   42                   78
                                                                --------               ------               ------
   Total expenses ..........................................      17,690                  597                  521
                                                                --------               ------               ------
NET INVESTMENT INCOME ......................................     200,281                5,126                4,252
                                                                --------               ------               ------
REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:
   Net realized gain/(loss) on investments sold ............           2                   --                   --
   Net change in unrealized appreciation/depreciation
      on investments .......................................          --                   --                   --
                                                                --------               ------               ------
   Net gain/(loss) on investments ..........................           2                   --                   --
                                                                --------               ------               ------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...............................    $200,283               $5,126               $4,252
                                                                ========               ======               ======




                                                                 TAX EXEMPT            TREASURY
                                                              MONEY MARKET FUND    MONEY MARKET FUND
                                                              -----------------    -----------------

INVESTMENT INCOME:
   Interest ...............................................       $21,253              $21,687
                                                                  -------              -------
EXPENSES:
   Investment Advisory fees ...............................         2,081                1,287
   Less: Fees waived by Investment Adviser ................        (1,190)                (215)
   Administration fees ....................................           417                  300
   12b-1 fees .............................................           595                  429
   Less: 12b-1 fees waiver ................................          (357)                (257)
   Transfer Agent fees ....................................            39                   46
   Custodian fees .........................................            69                   52
   Professional fees ......................................            50                   32
   Printing and shareholder reports .......................            51                   37
   Registration and filing fees ...........................            48                   16
   Trustees' fees .........................................            12                    8
   Miscellaneous ..........................................           111                   84
   Shareholder servicing fees -- Class A and B Shares .....           310                  110
                                                                  -------              -------
   Total expenses .........................................         2,236                1,929
                                                                  -------              -------
NET INVESTMENT INCOME .....................................        19,017               19,758
                                                                  -------              -------
REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:
   Net realized gain/(loss) on investments sold ...........            --                   37
   Net change in unrealized appreciation/depreciation
      on investments ......................................            --                   --
                                                                  -------              -------
   Net gain/(loss) on investments .........................            --                   37
                                                                  -------              -------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..............................       $19,017              $19,795
                                                                  =======              =======


                             See Accompanying Notes
                                    134 & 135

                              FINANCIAL STATEMENTS
                                  ARMADA FUNDS
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (000)


                                                                     CORE EQUITY FUND                    EQUITY GROWTH FUND
                                                               -----------------------------         ---------------------------
                                                                 FOR THE          FOR THE              FOR THE        FOR THE
                                                                YEAR ENDED       YEAR ENDED           YEAR ENDED     YEAR ENDED
                                                               MAY 31, 2000     MAY 31, 1999         MAY 31, 2000   MAY 31, 1999
                                                               ------------     ------------         ------------   ------------
INVESTMENT ACTIVITIES:
Net investment income/(loss) ..................................  $     30         $   (167)           $     (239)    $   (1,632)
Net realized gain/(loss) on investments sold, futures and
   foreign currency transactions ..............................    11,743            4,677               101,144         (1,100)
Net unrealized appreciation/depreciation on investments,
   futures and foreign currency transactions ..................     5,063           25,111               146,758        287,003
                                                                 --------         --------            ----------     ----------
Net increase/(decrease) in net assets resulting
   from operations ............................................    16,836           29,621               247,663        284,271
                                                                 --------         --------            ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
   Class I ....................................................       (84)             (47)                 (271)            --
   Class A ....................................................        --               --                    --             --
   Class B ....................................................        --               --                    --             --
   Class C ....................................................        --               --                    --             --
  Dividends from realized capital gains:
   Class I ....................................................    (5,717)          (5,032)              (11,958)       (51,288)
   Class A ....................................................      (112)             (25)               (1,601)        (4,297)
   Class B ....................................................       (50)             (15)                  (22)           (16)
   Class C ....................................................        --               --                    --             --
                                                                 --------         --------            ----------     ----------
Total distributions ...........................................    (5,963)          (5,119)              (13,852)       (55,601)
                                                                 --------         --------            ----------     ----------
SHARE TRANSACTIONS:
   Class I
   Proceeds from shares issued ................................     6,527            6,590               126,832        654,266
   Proceeds from Common Fund Conversion (note 6) ..............        --               --                    --        257,675
   Reinvestment of cash distributions .........................     5,574            4,989                10,439         44,257
   Cost of shares redeemed ....................................   (27,094)            (794)             (355,351)*     (256,697)
                                                                 --------         --------            ----------     ----------
     Net Class I share transactions ...........................   (14,993)          10,785              (218,080)       699,501
                                                                 --------         --------            ----------     ----------
   Class A
   Proceeds from shares issued ................................     2,607            2,524                25,559        148,499
   Reinvestment of cash distributions .........................       110               25                 1,526          4,243
   Cost of shares redeemed ....................................      (497)          (1,360)              (30,083)       (27,176)
                                                                 --------         --------            ----------     ----------
     Net Class A share transactions ...........................     2,220            1,189                (2,998)       125,566
                                                                 --------         --------            ----------     ----------
   Class B
   Proceeds from shares issued ................................     1,081            1,071                 2,327          1,448
   Reinvestment of cash distributions .........................        49               15                    23             16
   Cost of shares redeemed ....................................      (477)             (36)                 (266)          (108)
                                                                 --------         --------            ----------     ----------
     Net Class B share transactions ...........................       653            1,050                 2,084          1,356
                                                                 --------         --------            ----------     ----------
   Class C
   Proceeds from shares issued ................................         4               --                   264             --
   Reinvestment of cash distributions .........................        --               --                    --             --
   Cost of shares redeemed ....................................        (2)              --                    --             --
                                                                 --------         --------            ----------     ----------
     Net Class C share transactions ...........................         2               --                   264             --
                                                                 --------         --------            ----------     ----------
Increase/(decrease) in net assets from share transactions .....   (12,118)          13,024              (218,730)       826,423
                                                                 --------         --------            ----------     ----------
Total increase/(decrease) in net assets .......................    (1,245)          37,526                15,081      1,055,093
                                                                 --------         --------            ----------     ----------
NET ASSETS:
Beginning of period ...........................................   148,440          110,914             1,419,910        364,817
                                                                 --------         --------            ----------     ----------
End of period .................................................  $147,195         $148,440            $1,434,991     $1,419,910
                                                                 ========         ========            ==========     ==========




                                                                     EQUITY INCOME FUND                 EQUITY INDEX FUND
                                                               ----------------------------      -----------------------------
                                                                 FOR THE         FOR THE           FOR THE          FOR THE
                                                                YEAR ENDED      YEAR ENDED        YEAR ENDED     PERIOD ENDED
                                                               MAY 31, 2000    MAY 31, 1999      MAY 31, 2000    MAY 31, 19991
                                                               ------------    ------------      ------------    -------------
INVESTMENT ACTIVITIES:
Net investment income/(loss) .................................. $ 10,759         $  8,703         $   3,887        $  1,995
Net realized gain/(loss) on investments sold, futures and
   foreign currency transactions ..............................   21,488           19,671            (9,998)          1,051
Net unrealized appreciation/depreciation on investments,
   futures and foreign currency transactions ..................  (78,388)          91,321            46,478          18,732
                                                                --------         --------         ---------        --------
Net increase/(decrease) in net assets resulting
   from operations ............................................  (46,141)         119,695            40,367          21,778
                                                                --------         --------         ---------        --------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
   Class I ....................................................  (10,606)          (6,836)           (3,813)         (1,309)
   Class A ....................................................     (202)             (73)              (53)             (9)
   Class B ....................................................      (14)              (5)               (1)             --
   Class C ....................................................       --               --                --              --
  Dividends from realized capital gains:
   Class I ....................................................  (26,347)          (6,668)           (2,207)             --
   Class A ....................................................     (623)             (70)              (28)             --
   Class B ....................................................      (71)              (8)               --              --
   Class C ....................................................       --               --                --              --
                                                                --------         --------         ---------        --------
Total distributions ...........................................  (37,863)         (13,660)           (6,102)         (1,318)
                                                                --------         --------         ---------        --------
SHARE TRANSACTIONS:
   Class I
   Proceeds from shares issued ................................  105,671           98,187           357,574         269,038
   Proceeds from Common Fund Conversion (note 6) ..............       --          212,347                --              --
   Reinvestment of cash distributions .........................   25,812            7,529             5,462           1,150
   Cost of shares redeemed ....................................  (97,848)         (68,381)         (296,136)        (36,603)
                                                                --------         --------         ---------        --------
     Net Class I share transactions ...........................   33,635          249,682            66,900         233,585
                                                                --------         --------         ---------        --------
   Class A
   Proceeds from shares issued ................................    6,456           11,058             5,801           4,339
   Reinvestment of cash distributions .........................      624              114                76               9
   Cost of shares redeemed ....................................   (7,121)          (3,429)           (1,905)           (647)
                                                                --------         --------         ---------        --------
     Net Class A share transactions ...........................      (41)           7,743             3,972           3,701
                                                                --------         --------         ---------        --------
   Class B
   Proceeds from shares issued ................................      814            1,036               526              --
   Reinvestment of cash distributions .........................       85               12                 1              --
   Cost of shares redeemed ....................................     (358)            (152)               --              --
                                                                --------         --------         ---------        --------
     Net Class B share transactions ...........................      541              896               527              --
                                                                --------         --------         ---------        --------
   Class C
   Proceeds from shares issued ................................      103               --               283              --
   Reinvestment of cash distributions .........................       --               --                --              --
   Cost of shares redeemed ....................................       --               --                (2)             --
                                                                --------         --------         ---------        --------
     Net Class C share transactions ...........................      103               --               281              --
                                                                --------         --------         ---------        --------
Increase/(decrease) in net assets from share transactions .....   34,238          258,321            71,680         237,286
                                                                --------         --------         ---------        --------
Total increase/(decrease) in net assets .......................  (49,766)         364,356           105,945         257,746
                                                                --------         --------         ---------        --------
NET ASSETS:
Beginning of period ...........................................  560,433          196,077           257,746              --
                                                                --------         --------         ---------        --------
End of period ................................................. $510,667         $560,433         $ 363,691        $257,746
                                                                ========         ========         =========        ========


                                                                  INTERNATIONAL EQUITY FUND         SMALL CAP GROWTH FUND
                                                                ----------------------------     ---------------------------
                                                                  FOR THE          FOR THE         FOR THE         FOR THE
                                                                 YEAR ENDED      YEAR ENDED       YEAR ENDED     YEAR ENDED
                                                                MAY 31, 2000    MAY 31, 1999     MAY 31, 2000   MAY 31, 1999
                                                                ------------    ------------     ------------   ------------
INVESTMENT ACTIVITIES:
Net investment income/(loss) ..................................   $    194        $    191         $   (368)      $  (180)
Net realized gain/(loss) on investments sold, futures and
   foreign currency transactions ..............................     36,732          (2,911)          19,734       (10,439)
Net unrealized appreciation/depreciation on investments,
   futures and foreign currency transactions ..................     42,605           5,406           18,810         3,126
                                                                  --------        --------         --------       -------
Net increase/(decrease) in net assets resulting
   from operations ............................................     79,531           2,686           38,176        (7,493)
                                                                  --------        --------         --------       -------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
   Class I ....................................................       (650)           (830)              --            (2)
   Class A ....................................................         (2)             (2)              --            --
   Class B ....................................................         --              --               --            --
   Class C ....................................................         --              --               --            --
  Dividends from realized capital gains:
   Class I ....................................................     (1,587)             --               --          (733)
   Class A ....................................................        (11)             --               --            (5)
   Class B ....................................................         (1)             --               --            --
   Class C ....................................................         --              --               --            --
                                                                  --------        --------         --------       -------
Total distributions ...........................................     (2,251)           (832)              --          (740)
                                                                  --------        --------         --------       -------
SHARE TRANSACTIONS:
   Class I
   Proceeds from shares issued ................................    172,183          71,205           80,084        48,064
   Proceeds from Common Fund Conversion (note 6) ..............        --               --              --             --
   Reinvestment of cash distributions .........................      1,021              42              --            382
   Cost of shares redeemed ....................................    (23,920)         (9,818)         (40,435)      (14,596)
                                                                  --------        --------         --------       -------
     Net Class I share transactions ...........................    149,284          61,429           39,649        33,850
                                                                  --------        --------         --------       -------
   Class A
   Proceeds from shares issued ................................      3,139           2,079            3,021           956
   Reinvestment of cash distributions .........................         10               2              --              5
   Cost of shares redeemed ....................................     (1,113)         (1,249)          (2,027)         (147)
                                                                  --------        --------         --------       -------
     Net Class A share transactions ...........................      2,036             832              994           814
                                                                  --------        --------         --------       -------
   Class B
   Proceeds from shares issued ................................        607              44              268           807
   Reinvestment of cash distributions .........................          1              --              --             --
   Cost of shares redeemed ....................................        (22)             (4)             (76)         (673)
                                                                  --------        --------         --------       -------
     Net Class B share transactions ...........................        586              40              192           134
                                                                  --------        --------         --------       -------
   Class C
   Proceeds from shares issued ................................        174              --               84            --
   Reinvestment of cash distributions .........................         --              --               --            --
   Cost of shares redeemed ....................................         --              --               (3)           --
                                                                  --------        --------         --------       -------
     Net Class C share transactions ...........................        174              --               81            --
                                                                  --------        --------         --------       -------
Increase/(decrease) in net assets from share transactions .....    152,080          62,301           40,916        34,798
                                                                  --------        --------         --------       -------
Total increase/(decrease) in net assets .......................    229,360          64,155           79,092        26,565
                                                                  --------        --------         --------       -------
NET ASSETS:
Beginning of period ...........................................    200,374         136,219           81,373        54,808
                                                                  --------        --------         --------       -------
End of period .................................................   $429,734        $200,374         $160,465       $81,373
                                                                  ========        ========         ========       =======

1  FUND COMMENCED OPERATIONS ON JULY 10, 1998.
* INCLUDES REDEMPTIONS AS A RESULT OF A REDEMPTION IN KIND ON MARCH 20, 2000. (SEE NOTE 9)


                             See Accompanying Notes
                                    136 & 137

                              FINANCIAL STATEMENTS
                                  ARMADA FUNDS
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (000)


                                                               SMALL CAP VALUE FUND                 TAX MANAGED EQUITY FUND
                                                           ------------------------------        ----------------------------
                                                             FOR THE            FOR THE            FOR THE          FOR THE
                                                            YEAR ENDED        YEAR ENDED          YEAR ENDED      YEAR ENDED
                                                           MAY 31, 2000      MAY 31, 1999        MAY 31, 2000    MAY 31, 1999
                                                           ------------      ------------        ------------    ------------

INVESTMENT ACTIVITIES:
Net investment income .....................................  $  5,872          $  1,768            $    410        $    773
Net realized gain/(loss) on investments sold, futures
   and foreign currency transactions ......................     9,330            (8,366)                377             312
Net unrealized appreciation/depreciation on
   investments, futures and foreign currency
   transactions ...........................................    25,470            (5,622)             43,939          58,031
                                                             --------          --------            --------        --------
Net increase/(decrease) in net assets resulting
   from operations ........................................    40,672           (12,220)             44,726          59,116
                                                             --------          --------            --------        --------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
   Class I ................................................    (4,422)             (867)               (463)           (776)
   Class A ................................................      (146)              (28)                 (3)             (3)
   Class B ................................................        (6)               --                  --              --
   Class C ................................................        --                --                  --              --
  Dividends from realized capital gains:
   Class I ................................................        --           (23,595)               (248)           (221)
   Class A ................................................        --            (1,101)                (15)             (2)
   Class B ................................................        --               (31)                 (9)             (1)
   Class C ................................................        --                --                  --              --
                                                             --------          --------            --------        --------
Total distributions .......................................    (4,574)          (25,622)               (738)         (1,003)
                                                             --------          --------            --------        --------
SHARE TRANSACTIONS:
   Class I
   Proceeds from shares issued ............................   121,599            73,379              17,987           4,526
     Proceeds from Common Fund Conversion (note 6) ........        --                --                  --          46,522
   Reinvestment of cash distributions .....................     2,240            13,812                 124             111
   Cost of shares redeemed ................................   (74,901)          (64,606)            (42,688)        (26,256)
                                                             --------          --------            --------        --------
     Net Class I share transactions .......................    48,938            22,585             (24,577)         24,903
                                                             --------          --------            --------        --------
   Class A
   Proceeds from shares issued ............................     2,482            11,093              12,777           7,809
   Reinvestment of cash distributions .....................       132             1,030                  14               3
   Cost of shares redeemed ................................    (5,429)           (9,865)             (4,847)           (776)
                                                             --------          --------            --------        --------
     Net Class A share transactions .......................    (2,815)            2,258               7,944           7,036
                                                             --------          --------            --------        --------
   Class B
   Proceeds from shares issued ............................       200               463               5,658           5,341
   Reinvestment of cash distributions .....................         5                30                   8               1
   Cost of shares redeemed ................................       (48)              (45)             (1,188)           (125)
                                                             --------          --------            --------        --------
     Net Class B share transactions .......................       157               448               4,478           5,217
                                                             --------          --------            --------        --------
   Class C
   Proceeds from shares issued ............................        67                --                 449              --
   Reinvestment of cash distributions .....................        --                --                  --              --
   Cost of shares redeemed ................................        --                --                  (5)             --
                                                             --------          --------            --------        --------
     Net Class C share transactions .......................        67                --                 444              --
                                                             --------          --------            --------        --------
Increase/(decrease) in net assets from  share
   transactions ...........................................    46,347            25,291             (11,711)         37,156
                                                             --------          --------            --------        --------
Total increase/(decrease) in net assets ...................    82,445           (12,551)             32,277          95,269
                                                             --------          --------            --------        --------
NET ASSETS:
Beginning of period .......................................   282,439           294,990             254,231         158,962
                                                             --------          --------            --------        --------
End of period .............................................  $364,884          $282,439            $286,508        $254,231
                                                             ========          ========            ========        ========



                                                                  BALANCED ALLOCATION FUND                 BOND FUND
                                                               ------------------------------     ----------------------------
                                                                 FOR THE           FOR THE           FOR THE         FOR THE
                                                                YEAR ENDED      PERIOD ENDED       YEAR ENDED      YEAR ENDED
                                                               MAY 31, 2000     MAY 31, 19991     MAY 31, 2000    MAY 31, 1999
                                                               ------------     -------------     ------------    ------------

INVESTMENT ACTIVITIES:
Net investment income .....................................     $   1,724         $  1,267          $  44,070       $ 35,495
Net realized gain/(loss) on investments sold, futures
   and foreign currency transactions ......................         8,689           (1,688)           (35,415)         6,607
Net unrealized appreciation/depreciation on
   investments, futures and foreign currency
   transactions ...........................................         1,218            2,268             (7,103)       (15,918)
                                                                ---------         --------          ---------       --------
Net increase/(decrease) in net assets resulting
   from operations ........................................        11,631            1,847              1,552         26,184
                                                                ---------         --------          ---------       --------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
   Class I ................................................        (1,599)            (948)           (43,769)       (35,439)
   Class A ................................................           (58)              (7)              (214)           (67)
   Class B ................................................            (6)              (2)               (35)           (18)
   Class C ................................................            --               --                 (1)            --
  Dividends from realized capital gains:
   Class I ................................................            --               --                 --        (10,610)
   Class A ................................................            --               --                 --            (25)
   Class B ................................................            --               --                 --             (7)
   Class C ................................................            --               --                 --             --
                                                                ---------         --------          ---------       --------
Total distributions .......................................        (1,663)            (957)           (44,019)       (46,166)
                                                                ---------         --------          ---------       --------
SHARE TRANSACTIONS:
   Class I
   Proceeds from shares issued ............................        20,521          109,461             55,018        334,224
     Proceeds from Common Fund Conversion (note 6) ........            --               --                --         444,085
   Reinvestment of cash distributions .....................         1,594              929              5,607         11,803
   Cost of shares redeemed ................................       (47,094)         (26,260)          (158,946)      (144,163)
                                                                ---------         --------          ---------       --------
     Net Class I share transactions .......................       (24,979)          84,130            (98,321)       645,949
                                                                ---------         --------          ---------       --------
   Class A
   Proceeds from shares issued ............................         3,518            1,810              4,737          4,207
   Reinvestment of cash distributions .....................            57                6                119             56
   Cost of shares redeemed ................................        (1,523)            (343)            (3,668)        (1,526)
                                                                ---------         --------          ---------       --------
     Net Class A share transactions .......................         2,052            1,473              1,188          2,737
                                                                ---------         --------          ---------       --------
   Class B
   Proceeds from shares issued ............................           321              390                243            845
   Reinvestment of cash distributions .....................             6                2                 32             24
   Cost of shares redeemed ................................           (73)              (7)              (401)          (113)
                                                                ---------         --------          ---------       --------
     Net Class B share transactions .......................           254              385               (126)           756
                                                                ---------         --------          ---------       --------
   Class C
   Proceeds from shares issued ............................             3               --                 40             --
   Reinvestment of cash distributions .....................            --               --                  1             --
   Cost of shares redeemed ................................            --               --                 --             --
                                                                ---------         --------          ---------       --------
     Net Class C share transactions .......................             3               --                 41             --
                                                                ---------         --------          ---------       --------
Increase/(decrease) in net assets from  share
   transactions ...........................................       (22,670)          85,988            (97,218)       649,442
                                                                ---------         --------          ---------       --------
Total increase/(decrease) in net assets ...................        12,702           86,878           (139,685)       629,460
                                                                ---------         --------          ---------       --------
NET ASSETS:
Beginning of period .......................................        86,878               --            762,242        132,782
                                                                ---------         --------          ---------       --------
End of period .............................................     $  74,176         $ 86,878          $ 622,557       $762,242
                                                                =========         ========          =========       ========


                                                                 ENHANCED INCOME FUND                  GNMA FUND
                                                             ----------------------------    ----------------------------
                                                                FOR THE         FOR THE         FOR THE         FOR THE
                                                              YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                             MAY 31, 2000    MAY 31, 1999    MAY 31, 2000    MAY 31, 1999
                                                             ------------    ------------    ------------    ------------

INVESTMENT ACTIVITIES:
Net investment income .....................................    $  5,071         $ 4,264        $  6,438        $ 5,291
Net realized gain/(loss) on investments sold, futures
   and foreign currency transactions ......................        (754)            236          (1,412)           234
Net unrealized appreciation/depreciation on
   investments, futures and foreign currency
   transactions ...........................................      (1,496)           (746)         (2,148)        (2,090)
                                                               --------         -------        --------        -------
Net increase/(decrease) in net assets resulting
   from operations ........................................       2,821           3,754           2,878          3,435
                                                               --------         -------        --------        -------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
   Class I ................................................      (5,027)         (4,259)         (6,440)        (5,162)
   Class A ................................................         (42)            (23)            (76)           (61)
   Class B ................................................          (5)             --              (4)            --
   Class C ................................................          --              --              (1)            --
  Dividends from realized capital gains:
   Class I ................................................          --            (405)             --           (581)
   Class A ................................................          --              (2)             --             (8)
   Class B ................................................          --              --              --             --
   Class C ................................................          --              --              --             --
                                                               --------         -------        --------        -------
Total distributions .......................................      (5,074)         (4,689)         (6,521)        (5,812)
                                                               --------         -------        --------        -------
SHARE TRANSACTIONS:
   Class I
   Proceeds from shares issued ............................      98,933          58,938          39,450         28,666
     Proceeds from Common Fund Conversion (note 6) ........         --              --               --             --
   Reinvestment of cash distributions .....................       2,659           2,437             634            470
   Cost of shares redeemed ................................     (78,000)        (60,044)        (13,646)       (13,612)
                                                               --------         -------        --------        -------
     Net Class I share transactions .......................      23,592           1,331          26,438         15,524
                                                               --------         -------        --------        -------
   Class A
   Proceeds from shares issued ............................       1,216             351             685          1,510
   Reinvestment of cash distributions .....................          35              23              56             60
   Cost of shares redeemed ................................        (909)           (376)           (958)          (585)
                                                               --------         -------        --------        -------
     Net Class A share transactions .......................         342              (2)           (217)           985
                                                               --------         -------        --------        -------
   Class B
   Proceeds from shares issued ............................         179              --             160             --
   Reinvestment of cash distributions .....................           5              --               4             --
   Cost of shares redeemed ................................          (1)             --              (2)            --
                                                               --------         -------        --------        -------
     Net Class B share transactions .......................         183              --             162             --
                                                               --------         -------        --------        -------
   Class C
   Proceeds from shares issued ............................          18              --              83             --
   Reinvestment of cash distributions .....................          --              --               1             --
   Cost of shares redeemed ................................          --              --              --             --
                                                               --------         -------        --------        -------
     Net Class C share transactions .......................          18              --              84             --
                                                               --------         -------        --------        -------
Increase/(decrease) in net assets from  share
   transactions ...........................................      24,135           1,329          26,467         16,509
                                                               --------         -------        --------        -------
Total increase/(decrease) in net assets ...................      21,882             394          22,824         14,132
                                                               --------         -------        --------        -------
NET ASSETS:
Beginning of period .......................................      72,841          72,447          98,305         84,173
                                                               --------         -------        --------        -------
End of period .............................................    $ 94,723         $72,841        $121,129        $98,305
                                                               ========         =======        ========        =======

1 FUND COMMENCED OPERATIONS ON JULY 10, 1998.


                             See Accompanying Notes
                                    138 & 139

                              FINANCIAL STATEMENTS
                                  ARMADA FUNDS
================================================================================


STATEMENTS OF CHANGES IN NET ASSETS (000)


                                                       INTERMEDIATE BOND FUND                       TOTAL RETURN ADVANTAGE FUND
                                                   -------------------------------                -------------------------------
                                                      FOR THE            FOR THE                     FOR THE            FOR THE
                                                    YEAR ENDED         YEAR ENDED                  YEAR ENDED         YEAR ENDED
                                                   MAY 31, 2000       MAY 31, 1999                MAY 31, 2000       MAY 31, 1999
                                                   ------------       ------------                ------------       ------------
INVESTMENT ACTIVITIES:
Net investment income .............................  $ 19,151          $ 13,769                     $ 20,368           $ 18,106
Net realized gain/(loss) on investments sold ......   (11,400)            2,105                       (8,097)             3,724
Net unrealized appreciation/depreciation
  on investments ..................................    (3,177)           (7,084)                      (6,392)           (11,244)
                                                     --------          --------                     --------           --------
Net increase/(decrease) in net assets
  resulting from operations .......................     4,574             8,790                        5,879             10,586
                                                     --------          --------                     --------           --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income:
     Class I ......................................   (18,864)          (13,608)                     (20,158)           (17,916)
     Class A ......................................      (294)             (205)                        (361)              (197)
     Class B ......................................       (34)              (13)                          --                 --
     Class C ......................................        --                --                           --                 --
    Dividends from realized capital gains:
     Class I ......................................      (195)           (1,679)                      (2,082)            (1,326)
     Class A ......................................        (3)              (20)                         (42)               (17)
     Class B ......................................        --                (2)                          --                 --
     Class C ......................................        --                --                           --                 --
                                                     --------          --------                     --------           --------
Total distributions ...............................   (19,390)          (15,527)                     (22,643)           (19,456)
                                                     --------          --------                     --------           --------
SHARE TRANSACTIONS:
   Class I
     Proceeds from shares issued ..................    84,807           168,983                       72,288             74,950
     Proceeds from Common Fund Conversion
       (note 6) ...................................        --            71,602                           --                 --
     Reinvestment of cash distributions ...........     5,677             5,353                       13,768             12,191
     Cost of shares redeemed ......................   (94,301)          (92,671)                     (66,995)           (46,083)
                                                     --------          --------                     --------           --------
       Net Class I share transactions .............    (3,817)          153,267                       19,061             41,058
                                                     --------          --------                     --------           --------
   Class A
     Proceeds from shares issued ..................     2,407             3,889                        2,437              4,953
     Reinvestment of cash distributions ...........       218               190                          379                197
     Cost of shares redeemed ......................    (3,649)           (2,127)                      (2,155)              (950)
                                                     --------          --------                     --------           --------
       Net Class A share transactions .............    (1,024)            1,952                          661              4,200
                                                     --------          --------                     --------           --------
   Class B
     Proceeds from shares issued ..................       319               742                            1                 --
     Reinvestment of cash distributions ...........        31                12                           --                 --
     Cost of shares redeemed ......................      (294)              (30)                          --                 --
                                                     --------          --------                     --------           --------
       Net Class B share transactions .............        56               724                            1                 --
                                                     --------          --------                     --------           --------
   Class C
     Proceeds from shares issued ..................       191                --                           --                 --
     Reinvestment of cash distributions ...........        --                --                           --                 --
     Cost of shares redeemed ......................        --                --                           --                 --
                                                     --------          --------                     --------           --------
       Net Class C share transactions .............       191                --                           --                 --
                                                     --------          --------                     --------           --------
Increase/(decrease) in net assets from share
  transactions ....................................    (4,594)          155,943                       19,723             45,258
                                                     --------          --------                     --------           --------
Total increase/(decrease) in net assets ...........   (19,410)          149,206                        2,959             36,388
                                                     --------          --------                     --------           --------
NETASSETS:
Beginning of period ...............................   319,206           170,000                      333,103            296,715
                                                     --------          --------                     --------           --------
End of period .....................................  $299,796          $319,206                     $336,062           $333,103
                                                     ========          ========                     ========           ========




                                                       NATIONAL TAX EXEMPT BOND FUND                    OHIO TAX EXEMPT BOND FUND
                                                      ------------------------------                 -------------------------------
                                                         FOR THE           FOR THE                      FOR THE            FOR THE
                                                       YEAR ENDED        YEAR ENDED                   YEAR ENDED         YEAR ENDED
                                                      MAY 31, 2000      MAY 31, 1999                 MAY 31, 2000       MAY 31, 1999
                                                      ------------      ------------                 ------------       ------------
INVESTMENT ACTIVITIES:
Net investment income .............................     $  4,466          $  4,217                     $  8,738           $  9,813
Net realized gain/(loss) on investments sold ......       (1,960)              412                       (3,099)               180
Net unrealized appreciation/depreciation
  on investments ..................................       (2,845)             (581)                      (6,636)            (2,191)
                                                        --------          --------                     --------           --------
Net increase/(decrease) in net assets
  resulting from operations .......................         (339)            4,048                         (997)             7,802
                                                        --------          --------                     --------           --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income:
     Class I ......................................       (4,239)           (4,193)                      (8,551)            (9,541)
     Class A ......................................         (185)              (67)                        (245)              (212)
     Class B ......................................           (9)               (2)                          --                 --
     Class C ......................................           (1)               --                           --                 --
    Dividends from realized capital gains:
     Class I ......................................         (146)             (257)                        (139)              (136)
     Class A ......................................           (8)               (1)                          (5)                (3)
     Class B ......................................           --                --                           --                 --
     Class C ......................................           --                --                           --                 --
                                                        --------          --------                     --------           --------
Total distributions ...............................       (4,588)           (4,520)                      (8,940)            (9,892)
                                                        --------          --------                     --------           --------
SHARE TRANSACTIONS:
   Class I
     Proceeds from shares issued ..................       30,472            20,912                       24,425             81,139
     Proceeds from Common Fund Conversion
       (note 6) ...................................           --            22,085                           --                 --
     Reinvestment of cash distributions ...........          128                67                          257                278
     Cost of shares redeemed ......................      (30,899)          (22,312)                     (54,218)           (39,407)
                                                        --------          --------                     --------           --------
       Net Class I share transactions .............         (299)           20,752                      (29,536)            42,010
                                                        --------          --------                     --------           --------
   Class A
     Proceeds from shares issued ..................        2,886             8,788                        2,770              1,246
     Reinvestment of cash distributions ...........          168                63                          154                120
     Cost of shares redeemed ......................       (3,040)           (4,551)                      (2,287)              (545)
                                                        --------          --------                     --------           --------
       Net Class A share transactions .............           14             4,300                          637                821
                                                        --------          --------                     --------           --------
   Class B
     Proceeds from shares issued ..................           38               277                           --                 --
     Reinvestment of cash distributions ...........           10                 2                           --                 --
     Cost of shares redeemed ......................          (86)               --                           --                 --
                                                        --------          --------                     --------           --------
       Net Class B share transactions .............          (38)              279                           --                 --
                                                        --------          --------                     --------           --------
   Class C
     Proceeds from shares issued ..................          100                --                           --                 --
     Reinvestment of cash distributions ...........           --                --                           --                 --
     Cost of shares redeemed ......................         (101)               --                           --                 --
                                                        --------          --------                     --------           --------
       Net Class C share transactions .............           (1)               --                           --                 --
                                                        --------          --------                     --------           --------
Increase/(decrease) in net assets from share
  transactions ....................................         (324)           25,331                      (28,899)            42,831
                                                        --------          --------                     --------           --------
Total increase/(decrease) in net assets ...........       (5,251)           24,859                      (38,836)            40,741
                                                        --------          --------                     --------           --------
NETASSETS:
Beginning of period ...............................      105,118            80,259                      210,173            169,432
                                                        --------          --------                     --------           --------
End of period .....................................     $ 99,867          $105,118                     $171,337           $210,173
                                                        ========          ========                     ========           ========




                                                         PENNSYLVANIA MUNICIPAL BOND FUND
                                                         --------------------------------
                                                             FOR THE           FOR THE
                                                           YEAR ENDED        YEAR ENDED
                                                          MAY 31, 2000      MAY 31, 1999
                                                          ------------      ------------
INVESTMENT ACTIVITIES:
Net investment income .............................          $ 1,975          $ 1,891
Net realized gain/(loss) on investments sold ......             (226)             116
Net unrealized appreciation/depreciation
  on investments ..................................           (1,589)            (433)
                                                             -------          -------
Net increase/(decrease) in net assets
  resulting from operations .......................              160            1,574
                                                             -------          -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income:
     Class I ......................................           (2,041)          (1,807)
     Class A ......................................              (10)              (8)
     Class B ......................................               --               --
     Class C ......................................               --               --
    Dividends from realized capital gains:
     Class I ......................................              (73)             (41)
     Class A ......................................               --               --
     Class B ......................................               --               --
     Class C ......................................               --               --
                                                             -------          -------
Total distributions ...............................           (2,124)          (1,856)
                                                             -------          -------
SHARE TRANSACTIONS:
   Class I
     Proceeds from shares issued ..................           12,840            6,378
     Proceeds from Common Fund Conversion
       (note 6) ...................................               --               --
     Reinvestment of cash distributions ...........               33               38
     Cost of shares redeemed ......................           (6,068)          (4,718)
                                                             -------          -------
       Net Class I share transactions .............            6,805            1,698
                                                             -------          -------
   Class A
     Proceeds from shares issued ..................              106              114
     Reinvestment of cash distributions ...........                3                1
     Cost of shares redeemed ......................             (101)             (20)
                                                             -------          -------
       Net Class A share transactions .............                8               95
                                                             -------          -------
   Class B
     Proceeds from shares issued ..................               --               --
     Reinvestment of cash distributions ...........               --               --
     Cost of shares redeemed ......................               --               --
                                                             -------          -------
       Net Class B share transactions .............               --               --
                                                             -------          -------
   Class C
     Proceeds from shares issued ..................              100               --
     Reinvestment of cash distributions ...........               --               --
     Cost of shares redeemed ......................             (101)              --
                                                             -------          -------
       Net Class C share transactions .............               (1)              --
                                                             -------          -------
Increase/(decrease) in net assets from share
  transactions ....................................            6,812            1,793
                                                             -------          -------
Total increase/(decrease) in net assets ...........            4,848            1,511
                                                             -------          -------
NETASSETS:
Beginning of period ...............................           40,389           38,878
                                                             -------          -------
End of period .....................................          $45,237          $40,389
                                                             =======          =======


                             See Accompanying Notes
                                    140 & 141

                              FINANCIAL STATEMENTS
                                  ARMADA FUNDS
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (000)


                                                               GOVERNMENT MONEY MARKET FUND                MONEY MARKET FUND
                                                               -----------------------------          ----------------------------
                                                                 FOR THE          FOR THE               FOR THE         FOR THE
                                                                YEAR ENDED       YEAR ENDED            YEAR ENDED      YEAR ENDED
                                                               MAY 31, 2000     MAY 31, 1999          MAY 31, 2000    MAY 31, 1999
                                                               ------------     ------------          ------------    ------------
INVESTMENT ACTIVITIES:
Net investment income .......................................   $   80,385       $   69,425            $  200,281      $  152,635
Net realized gain/(loss) on investments sold ................           --               --                     2              (1)
Net unrealized appreciation/depreciation on investments .....           --               --                    --              --
                                                                ----------       ----------            ----------      ----------
Net increase in net assets resulting from operations ........       80,385           69,425               200,283         152,634
                                                                ----------       ----------            ----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
   Class I ..................................................      (51,826)         (48,773)             (120,489)       (101,961)
   Class A ..................................................      (28,620)         (20,599)              (79,661)        (51,163)
   Class B ..................................................           --               --                   (19)             (3)
                                                                ----------       ----------            ----------      ----------
Total distributions .........................................      (80,446)         (69,372)             (200,169)       (153,127)
                                                                ----------       ----------            ----------      ----------
SHARE TRANSACTIONS:
  Class I
   Proceeds from shares issued ..............................    4,363,306        3,760,181             7,545,167       6,186,234
   Reinvestment of cash distributions .......................        2,087              873                 6,344             405
   Cost of shares redeemed ..................................   (4,512,497)      (3,802,485)           (7,343,190)     (5,964,073)
                                                                ----------       ----------            ----------      ----------
     Net Class I share transactions .........................     (147,104)         (41,431)              208,321         222,566
                                                                ----------       ----------            ----------      ----------
  Class A
   Proceeds from shares issued ..............................    1,208,638        1,375,632             5,325,371       3,828,467
   Reinvestment of cash distributions .......................        4,994            3,639                46,786          32,692
   Cost of shares redeemed ..................................   (1,257,022)      (1,062,178)           (5,015,185)     (3,197,331)
                                                                ----------       ----------            ----------      ----------
     Net Class A share transactions .........................      (43,390)         317,093               356,972         663,828
                                                                ----------       ----------            ----------      ----------
   Class B
   Proceeds from shares issued ..............................           --               --                 2,987             162
   Reinvestment of cash distributions .......................           --               --                    17               2
   Cost of shares redeemed ..................................           --               --                (2,781)           (142)
                                                                ----------       ----------            ----------      ----------
     Net Class B share transactions .........................           --               --                   223              22
                                                                ----------       ----------            ----------      ----------
Increase/(decrease) in net assets from share transactions ...     (190,494)         275,662               565,516         886,416
                                                                ----------       ----------            ----------      ----------
Total increase/(decrease) in net assets .....................     (190,555)         275,715               565,630         885,923
                                                                ----------       ----------            ----------      ----------
NET ASSETS:
Beginning of period .........................................    1,660,074        1,384,359             3,494,510       2,608,587
                                                                ----------       ----------            ----------      ----------
End of period ...............................................   $1,469,519       $1,660,074            $4,060,140      $3,494,510
                                                                ==========       ==========            ==========      ==========



                                                                      OHIO MUNICIPAL                PENNSYLVANIA TAX EXEMPT
                                                                     MONEY MARKET FUND                 MONEY MARKET FUND
                                                               ------------------------------    ----------------------------
                                                                 FOR THE          FOR THE           FOR THE         FOR THE
                                                                YEAR ENDED      PERIOD ENDED      YEAR ENDED      YEAR ENDED
                                                               MAY 31, 2000    MAY 31, 1999 1    MAY 31, 2000    MAY 31, 1999
                                                               ------------    --------------    ------------    ------------
INVESTMENT ACTIVITIES:
Net investment income .......................................    $  5,126         $  2,062         $  4,252        $  3,760
Net realized gain/(loss) on investments sold ................          --               --               --              --
Net unrealized appreciation/depreciation on investments .....          --               --               --              --
                                                                 --------         --------         --------        --------
Net increase in net assets resulting from operations ........       5,126            2,062            4,252           3,760
                                                                 --------         --------         --------        --------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
   Class I ..................................................      (4,220)          (1,958)          (2,656)         (2,667)
   Class A ..................................................        (887)            (124)          (1,612)         (1,112)
   Class B ..................................................          --               --               --              --
                                                                 --------         --------         --------        --------
Total distributions .........................................      (5,107)          (2,082)          (4,268)         (3,779)
                                                                 --------         --------         --------        --------
SHARE TRANSACTIONS:
  Class I
   Proceeds from shares issued ..............................     328,514          273,577          150,196         176,111
   Reinvestment of cash distributions .......................         272               27              --               --
   Cost of shares redeemed ..................................    (298,669)        (174,242)        (133,109)       (172,152)
                                                                 --------         --------         --------        --------
     Net Class I share transactions .........................      30,117           99,362           17,087           3,959
                                                                 --------         --------         --------        --------
  Class A
   Proceeds from shares issued ..............................     103,902           30,799          190,270         161,332
   Reinvestment of cash distributions .......................         904               98              969             490
   Cost of shares redeemed ..................................     (86,370)         (19,878)        (187,106)       (141,365)
                                                                 --------         --------         --------        --------
     Net Class A share transactions .........................      18,436           11,019            4,133          20,457
                                                                 --------         --------         --------        --------
   Class B
   Proceeds from shares issued ..............................          --               --               --              --
   Reinvestment of cash distributions .......................          --               --               --              --
   Cost of shares redeemed ..................................          --               --               --              --
                                                                 --------         --------         --------        --------
     Net Class B share transactions .........................          --               --               --              --
                                                                 --------         --------         --------        --------
Increase/(decrease) in net assets from share transactions ...      48,553          110,381           21,220          24,416
                                                                 --------         --------         --------        --------
Total increase/(decrease) in net assets .....................      48,572          110,361           21,204          24,397
                                                                 --------         --------         --------        --------
NET ASSETS:
Beginning of period .........................................     110,361               --          131,036         106,639
                                                                 --------         --------         --------        --------
End of period ...............................................    $158,933         $110,361         $152,240        $131,036
                                                                 ========         ========         ========        ========



                                                                          TAX EXEMPT
                                                                       MONEY MARKET FUND          TREASURY MONEY MARKET FUND
                                                                 ----------------------------     ---------------------------
                                                                    FOR THE         FOR THE          FOR THE        FOR THE
                                                                  YEAR ENDED      YEAR ENDED       YEAR ENDED     YEAR ENDED
                                                                 MAY 31, 2000    MAY 31, 1999     MAY 31, 2000   MAY 31, 1999
                                                                 ------------    ------------     ------------   ------------
INVESTMENT ACTIVITIES:
Net investment income .......................................      $  19,017       $ 17,732         $  19,758     $   16,787
Net realized gain/(loss) on investments sold ................             --            (36)               37             85
Net unrealized appreciation/depreciation on investments .....             --             --                --             --
                                                                   ---------       --------         ---------     ----------
Net increase in net assets resulting from operations ........         19,017         17,696            19,795         16,872
                                                                   ---------       --------         ---------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
   Class I ..................................................        (12,465)       (12,418)          (16,557)       (14,683)
   Class A ..................................................         (6,486)        (5,503)           (3,281)        (2,138)
   Class B ..................................................             --             --                --             --
                                                                   ---------       --------         ---------     ----------
Total distributions .........................................        (18,951)       (17,921)          (19,838)       (16,821)
                                                                   ---------       --------         ---------     ----------
SHARE TRANSACTIONS:
  Class I
   Proceeds from shares issued ..............................        902,935        760,407         1,509,998      1,602,785
   Reinvestment of cash distributions .......................            290             98                79             26
   Cost of shares redeemed ..................................     (1,010,338)      (745,079)       (1,446,965)    (1,616,371)
                                                                   ---------       --------         ---------     ----------
     Net Class I share transactions .........................       (107,113)        15,426            63,112        (13,560)
                                                                   ---------       --------         ---------     ----------
  Class A
   Proceeds from shares issued ..............................        708,282        654,175           834,520        647,257
   Reinvestment of cash distributions .......................          5,987          5,196               477            447
   Cost of shares redeemed ..................................       (685,116)      (601,426)         (838,296)      (571,910)
                                                                   ---------       --------         ---------     ----------
     Net Class A share transactions .........................         29,153         57,945            (3,299)        75,794
                                                                   ---------       --------         ---------     ----------
   Class B
   Proceeds from shares issued ..............................             --             --                --             --
   Reinvestment of cash distributions .......................             --             --                --             --
   Cost of shares redeemed ..................................             --             --                --             --
                                                                   ---------       --------         ---------     ----------
     Net Class B share transactions .........................             --             --                --             --
                                                                   ---------       --------         ---------     ----------
Increase/(decrease) in net assets from share transactions ...        (77,960)        73,371            59,813         62,234
                                                                   ---------       --------         ---------     ----------
Total increase/(decrease) in net assets .....................        (77,894)        73,146            59,770         62,285
                                                                   ---------       --------         ---------     ----------
NET ASSETS:
Beginning of period .........................................        624,647        551,501           429,112        366,827
                                                                   ---------       --------         ---------     ----------
End of period ...............................................      $ 546,753       $624,647         $ 488,882     $  429,112
                                                                   =========       ========         =========     ==========

1 FUND COMMENCED OPERATIONS ON SEPTEMBER 15, 1998.



                             See Accompanying Notes
                                    142 & 143

                          NOTES TO FINANCIAL STATEMENTS
================================================================================

1.  FUND ORGANIZATION
   Armada Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company. The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is comprised of 29 funds each of which is authorized to issue two classes of shares designated as Class I and Class A shares. Effective January 1, 1998, all funds except Government Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt MoneyMarket, and Treasury Money Market were authorized to offer a third class of shares designated as Class B shares. Effective January 1, 2000, all funds except Government Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt Money Market and Treasury MoneyMarket were authorized to offer a fourth class of shares designated as Class C shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution and/or shareholder service fees and investment minimums. Class A shares are sold subject to a front-end sales charge and Class B and Class C shares are sold with a contingent deferred sales charge, both of which may be reduced or waived under certain circumstances.

   The Trust currently has five Series that consist of the following Funds (each referred to as a "Fund" or collectively as the "Funds"):

EQUITY SERIES

Core Equity Fund, Equity Growth Fund, Equity Income Fund, Equity Index Fund, International Equity Fund, Large Cap Ultra Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, and Tax Managed Equity Fund;

ALLOCATION SERIES

Balanced Allocation Fund;

INCOME SERIES

Bond Fund, Enhanced Income Fund, GNMA Fund, Intermediate Bond Fund, Real Return Advantage Fund, Total Return Advantage Fund, and U.S. Government Income Fund;

TAX EXEMPT SERIES

Michigan Municipal Bond Fund, National Tax Exempt Bond Fund, Ohio Tax Exempt Bond Fund, and Pennsylvania Municipal Bond Fund;

MONEY MARKET SERIES

Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund, Treasury Money Market Fund, and Treasury Plus Money Market Fund.

   As of the date of this report, the Real Return Advantage Fund had not commenced operations. See Footnote 11 regarding the Large Cap Ultra Fund, Mid Cap Growth Fund, U.S. Government Income Fund, Michigan Municipal Bond Fund and the Treasury Plus Money Market Fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The following is a summary of significant accounting policies followed by the Funds.

   SECURITY VALUATION:
EQUITY AND BOND FUNDS

   An equity or bond fund generally values its investment portfolio at market price. In the event that a sale of a particular fixed income security is not reported for that day, fixed income securities are priced at the mean between the most recent quoted bid and asked prices. Unlisted securities and securities traded on a national securities market for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. In the event that a sale of a particular equity security is not reported for that day, shares are priced at the last bid quotation. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

   Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these Fund's investments may change on days when you cannot buy and hold shares of the Fund.

MONEY MARKET FUNDS

   For the money market funds, we generally value a Fund's investment portfolio using the amortized cost valuation method, which is described in detail in our

                          NOTES TO FINANCIAL STATEMENTS
================================================================================

Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is accrued on a daily basis. Dividends are recorded on the ex-dividend date. Expenses common to all of the Funds in the Trust are allocated among the Funds on the basis of average net assets. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from the net investment income of the Core Equity, Equity Growth, Equity Income, Equity Index, Tax Managed Equity and Balanced Allocation Funds are declared and paid quarterly; dividends from net investment income of the International Equity, Small Cap Growth and Small Cap Value Funds are declared and paid annually. With respect to the Core Equity, Equity Growth, Equity Income, Equity Index, International Equity, Small Cap Growth, Small Cap Value, Tax Managed Equity, and Balanced Allocation Funds, net investment income for dividend purposes consists of dividends, interest income, and discounts earned (including both original issue and market discount), less amortization of any market premiums and accrued expenses. Dividends from the net investment income of the Bond, Enhanced Income, GNMA, Intermediate Bond, Total Return Advantage, National Tax Exempt Bond, Ohio Tax Exempt Bond, Pennsylvania Municipal Bond, Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt Money Market, and Treasury Money Market Funds are declared daily and paid no later than five business days after the end of the month. Net investment income of the Bond, Enhanced Income, GNMA, Intermediate Bond, Total Return Advantage, Government Money Market, Money Market, and Treasury Money Market Funds consists of interest income, discount earned (including both original issue and market discount), less amortization of any market premiums and accrued expenses. Net investment income of the National Tax Exempt Bond, Ohio Tax Exempt Bond, Pennsylvania Municipal Bond, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, and Tax Exempt Money Market Funds consists of interest accrued, original issue discount earned, less amortization of any market premium and accrued expenses. Any net realized capital gains will be distributed at least annually for all the Funds.

   FEDERAL INCOME TAXES: Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to qualify or continue to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that distributions from net investment income and net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

   The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. These differences are primarily due to wash sales, foreign currency gains and losses and the "mark to market" of certain Passive Foreign Investment Companies (PFICs) for tax purposes. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions where the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. On the Statement of Net Assets the following adjustments were made:

                      ACCUMULATED   UNDISTRIBUTED
                     NET REALIZED  NET INVESTMENT    PAID-IN-
                      GAIN (LOSS)      INCOME        CAPITAL
FUND                     (000)          (000)         (000)
----                 ------------  --------------   ---------
Core Equity             $   (54)       $ 54         $    --
Equity Growth           (33,967)        510          33,457
Equity Income                 1          (1)             --
Equity Index                  2          (2)             --
International Equity       (484)        484              --
Small Cap Growth             --         368            (368)
Intermediate Bond             2          (2)             --
Total Return
    Advantage                 3          (3)             --

                          NOTES TO FINANCIAL STATEMENTS
================================================================================

   FOREIGN CURRENCY TRANSLATION: The books and records of the International Equity Fund are maintained in U.S. dollars as follows: (1) the foreign currency market values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the portion of gains and losses on investments which is due to fluctuations in foreign exchange rates from that which is due to fluctuations in the market prices of investments.

   FORWARD FOREIGN CURRENCY CONTRACTS: Certain of the Funds enter into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains or losses at the time the forward contracts are extinguished. At May 31, 2000, forward foreign currency contracts outstanding were as follows:

              CONTRACTS TO                             UNREALIZED
               (DELIVER)/   IN EXCHANGE               APPRECIATION
                 RECEIVE        FOR      SETTLEMENT  (DEPRECIATION)
                  (000)        (000)        DATE          (000)
              ------------  -----------  ----------  --------------
INTERNATIONAL EQUITY FUND:
FOREIGN CURRENCY SALES:
             CH    (2,074)   $(1,228)     06/02/00        $ (6)
             EU      (188)      (176)     06/05/00          (1)
             GB      (309)      (454)     06/02/00         (10)
             GB      (151)      (224)     06/05/00          (2)
             GB      (170)      (254)     06/06/00          (1)
             GB      (367)      (549)     06/07/00          (2)
             JP  (143,569)    (1,349)     06/02/00          17
FOREIGN CURRENCY PURCHASES:
             EU     4,257      3,976      06/30/00          20
             EU     3,320      3,099      06/30/00          17
BALANCED ALLOCATION FUND:
FOREIGN CURRENCY SALES:
             JP    (2,624)       (25)     06/02/00          --
             EU        (5)        (5)     06/05/00          --
             CH       (47)       (28)     06/02/00          --
             GB        (6)        (9)     06/05/00          --
             GB        (7)       (10)     06/06/00          --
             GB       (15)       (22)     06/07/00          --
FOREIGN CURRENCY PURCHASES:
             EU       190        177      06/30/00           1
             EU       154        144      06/30/00           1

CH--Swiss Francs       EU--Euro      GB--British Pounds
                       JP--Japanese Yen

   FUTURES CONTRACTS: Certain of the Funds may engage in futures contracts for the purpose of hedging against the value of the portfolio securities held and in the value of the securities a Fund intends to purchase, in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/(depreciation), if any, is shown in the financial statements.

   There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

   Financial futures contracts open at May 31, 2000 were as follows:

                   NUMBER     NOTIONAL                UNREALIZED
                     OF      COST AMOUNT  EXPIRATION  GAIN/(LOSS)
FUND              CONTRACTS     (000)        DATE        (000)
----              ---------  -----------  ----------  ----------
Equity Index-
    S&P 500
     Futures          14       $4,788       Jun-00     $   190
International Equity-
    CAC 40 Index     100        5,836       Jun-00         103
    DAX Index         40        6,703       Jun-00         (91)
    Topix Index       20        2,989       Jun-00        (159)
Small Cap Growth-
    Russell 2000
     Futures          72       17,559       Jun-00        (440)
Small Cap Value-
    Russell 2000
    Futures           40       12,062       Jun-00      (2,551)

   MORTGAGE DOLLAR ROLLS: For the purpose of enhancing the Fund's yield, the GNMA Fund may enter into mortgage dollar rolls (principally in securities referred to as TBA's or To Be Announced) in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Fund accounts for such dollar rolls as purchases and sales and maintains liquid high-grade securities in an amount at least equal to its commitment to repurchase.

                          NOTES TO FINANCIAL STATEMENTS
================================================================================

   REPURCHASE AGREEMENTS: Repurchase Agreements are considered loans under the 1940 Act. In connection therewith, the Trust's custodian receives and holds collateral of not less than 102% of the repurchase price plus accrued interest. If the value of the collateral falls below this amount, the Trust will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Trust maintains the right to sell the underlying securities at market value and any remaining loss may be subject to legal proceedings.

3. INVESTMENT ADVISER, DISTRIBUTION FEES AND OTHER RELATED PARTY
   TRANSACTIONS

   Fees paid by the Trust pursuant to the Advisory Agreements with National City Investment Management Company (the "Adviser"), an indirect wholly owned subsidiary of National City Corporation, are payable monthly based on an annual rate, listed in the table below, based on each Fund's average daily net assets. The Adviser may from time to time waive its fees payable by the Funds. At May 31, 2000, advisory fees accrued and unpaid amounted to:

                                            ANNUAL
                                             RATE       (000)
                                            ------      ----
Core Equity Fund........................     0.75%      $321
Equity Growth Fund......................     0.75%       891
Equity Income Fund......................     0.75%       303
Equity Index Fund.......................     0.35%        60
International Equity Fund...............     1.15%       419
Small Cap Growth Fund...................     1.00%       139
Small Cap Value Fund....................     1.00%       306
Tax Managed Equity Fund.................     0.75%       184
Balanced Allocation Fund................     0.75%        48
Bond Fund...............................     0.55%       289
Enhanced Income Fund....................     0.45%        38
GNMA Fund...............................     0.55%        52
Intermediate Bond Fund..................     0.55%       102
Total Return Advantage Fund.............     0.55%        65
National Tax Exempt Bond Fund...........     0.55%        36
Ohio Tax Exempt Bond Fund...............     0.55%        84
Pennsylvania Municipal Bond Fund........     0.55%        15
Government Money Market Fund............     0.35%       313
Money Market Fund.......................     0.35%       841
Ohio Municipal Money Market Fund........     0.35%        20
Pennsylvania Tax Exempt Money
   Market Fund..........................     0.40%        19
Tax Exempt Money Market Fund............     0.35%        66
Treasury Money Market Fund..............     0.30%       100

   National Asset Management Corporation serves as investment sub-adviser (the "Sub Adviser") to the Core Equity and Total Return Advantage Funds. No fees are paid to the Sub-Adviser directly from the Trust.

   The Trust maintains Shareholder Services Plans (the "Services Plan") with respect to the Class A, Class B and Class C shares in the Funds. Pursuant to such Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A, B, or C shares in consideration for payment, listed in the table below, on an annual basis of the net asset value of the Class A, B, or C shares.

                                 ANNUAL     ANNUAL     ANNUAL
                                  RATE       RATE       RATE
                                 CLASS A    CLASS B    CLASS C
                                 -------    -------    -------
Core Equity Fund..............    0.25%      0.25%      0.25%
Equity Growth Fund............    0.25%      0.25%      0.25%
Equity Income Fund............    0.25%      0.25%      0.25%
Equity Index Fund.............    0.25%      0.25%      0.25%
International Equity Fund.....    0.25%      0.25%      0.25%
Small Cap Growth Fund.........    0.25%      0.25%      0.25%
Small Cap Value Fund..........    0.25%      0.25%      0.25%
Tax Managed Equity Fund.......    0.25%      0.25%      0.25%
Balanced Allocation Fund......    0.25%      0.25%      0.25%
Bond Fund.....................    0.25%      0.25%      0.25%
Enhanced Income Fund..........    0.10%      0.25%      0.25%
GNMA Fund.....................    0.25%      0.25%      0.25%
Intermediate Bond Fund........    0.25%      0.25%      0.25%
Total Return Advantage Fund...    0.25%      0.25%      0.25%
National Tax Exempt
   Bond Fund..................    0.10%      0.10%      0.25%
Ohio Tax Exempt Bond Fund.....    0.10%      0.10%      0.25%
Pennsylvania Municipal
   Bond Fund..................    0.10%      0.10%      0.25%
Government Money
   Market Fund................    0.15%       N/A        N/A
Money Market Fund.............    0.15%      0.15%      0.25%
Ohio Municipal Money
   Market Fund................    0.15%       N/A        N/A
Pennsylvania Tax Exempt
   Money Market Fund..........    0.15%       N/A        N/A
Tax Exempt
   Money Market Fund..........    0.15%       N/A        N/A
Treasury Money
   Market Fund................    0.15%       N/A        N/A

                         NOTES TO FINANCIAL STATEMENTS
================================================================================

   National City Bank serves as the Fund's Custodian.

   The Trust and SEI Investments Distribution Co. ("SEI" or the "Distributor") are parties to a distribution agreement dated May 1, 1998. The Distributor receives no fees for its distribution services under this agreement. The Trust reimburses the Distributor for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services. The Class I and Class A share plans are reimbursement plans and are subject to a fee not to exceed .10% per annum of the average net assets of its Class I and Class A shares. The Class B and Class C shares of the Trust are a compensation plan and they pay the Distributor up to .75% per annum of the average net assets for the same services provided to the Class I and Class A shares.

   Each Trustee receives an annual fee of $15,000 plus $3,000 for each Board meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional $5,000 per annum for services in such capacity. The Trustees and Chairman fees are paid for services rendered to all of the Funds and are allocated on a prorata basis across the portfolios of Armada Funds, Parkstone Group of Funds and The Armada Advantage Fund. No person who is an officer, director, trustee, or employee of the Investment Adviser, Distributor, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

   Trustees who receive fees are eligible for participation in the Company's Deferred Compensation Plan (the "Plan"), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

   Expenses paid for the year ended May 31, 2000, include legal fees of $606,822 paid to Drinker, Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

   The Trust and SEI Investments Mutual Funds Services (the "Administrator") are parties to an Administration Agreement dated May 1, 1998, under which the Administrator provides administrative services for an annual fee of 0.07% of the aggregate average daily net assets of the Funds up to the first $18 billion and 0.06% of the aggregate average daily net assets of the Funds over $18 billion.

4.  INVESTMENTS

   During the period ended May 31, 2000, purchases and sales of securities, other than short-term investments or U.S. government obligations, aggregated:

                                  PURCHASES (000)  SALES (000)
                                  --------------  ------------
 Core Equity Fund..............    $   57,073     $   75,137
 Equity Growth Fund ...........       363,075        608,905
 Equity Income Fund ...........       218,593        205,015
 Equity Index Fund ............       249,954        171,886
 International Equity Fund ....       519,770        381,397
 Small Cap Growth Fund ........       207,840        173,510
 Small Cap Value Fund .........       361,558        333,082
 Tax Managed Equity Fund ......         8,123         16,654
 Balanced Allocation Fund .....       102,461        122,601
 Bond Fund ....................       556,956        611,814
 Enhanced Income Fund .........        49,419         34,662
 GNMA Fund ....................        25,230         28,902
 Intermediate Bond Fund .......       326,518         37,738
 Total Return Advantage Fund ..       117,840        107,445
 National Tax Exempt
   Bond Fund ..................        65,531         64,522
 Ohio Tax Exempt Bond Fund ....        59,087         81,991
 Pennsylvania Municipal
   Bond Fund ..................        23,426         16,003

   Purchases and sales of long-term U.S. government obligations were:

                                  PURCHASES (000)  SALES (000)
                                  --------------   -----------
 Balanced Allocation Fund......      $ 36,453       $ 37,730
 Bond Fund.....................       533,991        594,016
 Enhanced Income Fund..........        58,263         55,420
 GNMA Fund.....................        86,842         53,003
 Intermediate Bond Fund........       278,715        229,781
 Total Return Advantage Fund...       291,926        281,299

   As of May 31, 2000, the following funds have capital loss carryforwards:

                                     AMOUNT        EXPIRATION
                                     (000)            DATE
                                   ----------     -------------
 Bond Fund.....................     11,261              2008
 Enhanced Income Fund..........        373              2008
 GNMA Fund.....................        617              2008
 Intermediate Bond Fund........      4,204              2008
 Total Return Advantage Fund...      2,354              2008
 National Tax Exempt
   Bond Fund...................        327              2008
 Ohio Tax Exempt Bond Fund.....      1,198              2008
 Pennsylvania Municipal
   Bond Fund...................        102              2008
 Government Money
   Market Fund.................          2           2002-06
 Money Market Fund.............          9           2003-07
 Pennsylvania Tax Exempt
   Money Market Fund...........         13           2004-07
 Tax Exempt Money
   Market Fund.................         26           2006-07

                         NOTES TO FINANCIAL STATEMENTS
================================================================================


   Certain funds incurred losses from November 1, 1999 to May 31, 2000. As permitted by tax regulations, the funds intend to elect to defer and treat these losses as arising in the fiscal year ending May 31, 2001. The funds that elected to defer losses and the amounts deferred are as follows:

                                                       (000)
                                                      -------
 Equity Index Fund .............................      $ 9,588
 International Equity Fund .....................          243
 Small Cap Value Fund ..........................        2,029
 Bond Fund .....................................       23,233
 Enhanced Income Fund ..........................          485
 GNMA Fund .....................................          766
 Intermediate Bond Fund ........................        6,784
 Total Return Advantage Fund ...................        4,478
 National Tax Exempt
   Bond Fund ...................................        1,633
 Ohio Tax Exempt Bond Fund .....................        1,901
 Pennsylvania Municipal
   Bond Fund ...................................          124


   At May 31, 2000, the total cost of securities for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at May 31, 2000 is as follows:

                                AGGREGATE      AGGREGATE
                                  GROSS          GROSS
                              APPRECIATION   DEPRECIATION       NET
                                  (000)          (000)         (000)
                              ------------   ------------   ----------
Core Equity Fund .............. $ 43,745      $ (5,014)     $  38,731
Equity Growth Fund ............  511,440       (22,396)       489,044
Equity Income Fund ............   91,940       (32,198)        59,742
Equity Index Fund .............   81,442       (16,422)        65,020
International Equity Fund .....   69,638        (8,138)        61,500
Small Cap Growth Fund .........   35,746        (9,205)        26,541
Small Cap Value Fund ..........   51,232        (9,232)        42,000
Tax Managed Equity Fund .......  230,272            --        230,272
Balanced Allocation Fund ......    5,877        (2,388)         3,489
Bond Fund .....................    1,359       (22,798)       (21,439)
Enhanced Income Fund ..........      213        (2,175)        (1,962)
GNMA Fund .....................      158        (3,072)        (2,914)
Intermediate Bond Fund ........      419        (9,323)        (8,904)
Total Return Advantage Fund ...      735       (12,658)       (11,923)
National Tax Exempt
   Bond Fund ..................      300        (1,416)        (1,116)
Ohio Tax Exempt Bond Fund .....      715        (3,293)        (2,578)
Pennsylvania Municipal ........
   Bond Fund ..................      285          (621)          (336)


5. SHARES OF BENEFICIAL INTEREST

   The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized on the following pages for the Funds.

                          NOTES TO FINANCIAL STATEMENTS
================================================================================

                                                                                       (000)
                                                 --------------------------------------------------------------------------------
                                                        CLASS I                  CLASS A                 CLASS B          CLASS C
                                                 ---------------------     -------------------     ------------------     -------
                                                  YEAR          YEAR        YEAR        YEAR        YEAR       YEAR        YEAR
                                                  ENDED         ENDED       ENDED       ENDED       ENDED      ENDED       ENDED
                                                 5/31/00       5/31/99     5/31/00     5/31/99     5/31/00    5/31/99     5/31/00
                                                 -------       -------     -------     -------     -------    -------     -------
CORE EQUITY FUND
Shares sold ...................................      441           521         180         190         74         83         --
Shares reinvested .............................      388           396           8           2          3          1         --
Shares repurchased ............................   (1,930)          (64)        (34)       (102)       (33)        (3)        --
                                                 -------       -------     -------      ------      -----      -----        ---
Net increase/(decrease) .......................   (1,101)          853         154          90         44         81         --
                                                 =======       =======     =======      ======      =====      =====        ===
EQUITY GROWTH FUND
Shares sold ...................................    4,605        55,653         937       6,417         82         59          9
Shares sold from common fund ..................       --        11,713          --          --         --         --         --
Shares reinvested .............................      373         1,893          55         182          1         --         --
Shares repurchased ............................  (12,962)**    (34,479)     (1,102)       (809)       (10)        (3)        --
                                                 -------       -------     -------      ------      -----      -----        ---
Net increase/(decrease) .......................   (7,984)       34,780        (110)      5,790         73         56          9
                                                 =======       =======     =======      ======      =====      =====        ===
EQUITY INCOME FUND
Shares sold ...................................    6,385         8,741         376         634         47         60          6
Shares sold from common fund ..................       --        12,893          --          --         --         --         --
Shares reinvested .............................    1,617           443          39           7          5          1         --
Shares repurchased ............................   (5,956)       (3,977)       (438)       (174)       (20)        (8)        --
                                                 -------       -------     -------      ------      -----      -----        ---
Net increase/(decrease) .......................    2,046        18,100         (23)        467         32         53          6
                                                 =======       =======     =======      ======      =====      =====        ===
EQUITY INDEX FUND*
Shares sold ...................................   30,978        25,795         484         400         43         --         23
Shares reinvested .............................      453           113           6           1         --         --         --
Shares repurchased ............................  (24,918)       (3,478)       (160)        (56)        --         --         --
                                                 -------       -------     -------      ------      -----      -----        ---
Net increase ..................................    6,513        22,430         330         345         43         --         23
                                                 =======       =======     =======      ======      =====      =====        ===
INTERNATIONAL EQUITY FUND
Shares sold ...................................   11,564         6,630         214         189         40          4         11
Shares reinvested .............................       68             4           1          --         --         --         --
Shares repurchased ............................   (1,625)         (901)        (77)       (110)        (2)        --         --
                                                 -------       -------     -------      ------      -----      -----        ---
Net increase ..................................   10,007         5,733         138          79         38          4         11
                                                 =======       =======     =======      ======      =====      =====        ===
SMALL CAP GROWTH FUND
Shares sold ...................................    5,239         4,616         235          93         17         75          5
Shares reinvested .............................       --            36          --           1         --         --         --
Shares repurchased ............................   (2,589)       (1,409)       (160)        (14)        (5)       (61)        --
                                                 -------       -------     -------      ------      -----      -----        ---
Net increase ..................................    2,650         3,243          75          80         12         14          5
                                                 =======       =======     =======      ======      =====      =====        ===
SMALL CAP VALUE FUND
Shares sold ...................................    8,845         5,565         186         853         15         36          5
Shares reinvested .............................      171         1,099          10          84         --          3         --
Shares repurchased ............................   (5,441)       (4,939)       (404)       (757)        (3)        (4)        --
                                                 -------       -------     -------      ------      -----      -----        ---
Net increase/(decrease) .......................    3,575         1,725        (208)        180         12         35          5
                                                 =======       =======     =======      ======      =====      =====        ===

* FUND COMMENCED OPERATIONS ON JULY 10, 1998.
** INCLUDES REDEMPTION AS A RESULT OF A REDEMPTION IN KIND ON MARCH 20, 2000. (SEE NOTE 9).

                          NOTES TO FINANCIAL STATEMENTS
================================================================================

                                                                                       (000)
                                                 --------------------------------------------------------------------------------
                                                        CLASS I                  CLASS A                 CLASS B          CLASS C
                                                 ---------------------     -------------------     ------------------     -------
                                                  YEAR          YEAR        YEAR        YEAR        YEAR       YEAR        YEAR
                                                  ENDED         ENDED       ENDED       ENDED       ENDED      ENDED       ENDED
                                                 5/31/00       5/31/99     5/31/00     5/31/99     5/31/00    5/31/99     5/31/00
                                                 -------       -------     -------     -------     -------    -------     -------
TAX MANAGED EQUITY FUND
Shares sold ...................................    1,320         1,245         960         663        429        444         32
Shares sold from common fund ..................       --         4,949          --          --         --         --         --
Shares reinvested .............................        9            10           1          --          1         --         --
Shares repurchased ............................   (3,203)       (2,301)       (353)        (60)       (87)        (9)        --
                                                 -------       -------       -----       -----       ----       ----        ---
Net increase/(decrease) .......................   (1,874)        3,903         608         603        343        435         32
                                                 =======       =======       =====       =====       ====       ====        ===
BALANCED ALLOCATION FUND*
Shares sold ...................................    1,831        10,709         329         173         27         38         --
Shares reinvested .............................      145            90           5           1          1         --         --
Shares repurchased ............................   (4,269)       (2,552)       (136)        (32)        (6)        (1)        --
                                                 -------       -------       -----       -----       ----       ----        ---
Net increase/(decrease) .......................   (2,293)        8,247         198         142         22         37         --
                                                 =======       =======       =====       =====       ====       ====        ===
BOND FUND
Shares sold ...................................    5,697        54,213         490         407         25         81          4
Shares sold from common fund ..................       --        42,948          --          --         --         --         --
Shares reinvested .............................      582         1,144          12           5          4          3         --
Shares repurchased ............................  (16,499)      (35,024)       (380)       (147)       (42)       (11)        --
                                                 -------       -------       -----       -----       ----       ----        ---
Net increase/(decrease) .......................  (10,220)       63,281         122         265        (13)        73          4
                                                 =======       =======       =====       =====       ====       ====        ===
ENHANCED INCOME FUND
Shares sold ...................................   10,040         5,834         123          35         18         --          2
Shares reinvested .............................      270           241           3           2         --         --         --
Shares repurchased ............................   (7,920)       (5,959)        (92)        (37)        --         --         --
                                                 -------       -------       -----       -----       ----       ----        ---
Net increase ..................................    2,390           116          34          --         18         --          2
                                                 =======       =======       =====       =====       ====       ====        ===
GNMA FUND
Shares sold ...................................    4,015         2,788          69         146         16         --          9
Shares reinvested .............................       65            46           6           6         --         --         --
Shares repurchased ............................   (1,379)       (1,323)        (97)        (57)        --         --         --
                                                 -------       -------       -----       -----       ----       ----        ---
Net increase/(decrease) .......................    2,701         1,511         (22)         95         16         --          9
                                                 =======       =======       =====       =====       ====       ====        ===
INTERMEDIATE BOND FUND
Shares sold ...................................    8,335        15,932         236         363         32         69         19
Shares sold from common fund ..................       --         6,642          --          --         --         --         --
Shares reinvested .............................      560           503          21          18          3          1         --
Shares repurchased ............................   (9,261)       (8,677)       (359)       (197)       (29)        (2)        --
                                                 -------       -------       -----       -----       ----       ----        ---
Net increase/(decrease) .......................     (366)       14,400        (102)        184          6         68         19
                                                 =======       =======       =====       =====       ====       ====        ===
TOTAL RETURN ADVANTAGE FUND
Shares sold ...................................    7,510         7,279         250         478         --         --         --
Shares reinvested .............................    1,427         1,179          39          19         --         --         --
Shares repurchased ............................   (6,902)       (4,461)       (227)        (90)        --         --         --
                                                 -------       -------       -----       -----       ----       ----        ---
Net increase ..................................    2,035         3,997          62         407         --         --         --
                                                 =======       =======       =====       =====       ====       ====        ===

*FUND COMMENCED OPERATIONS ON JULY 10, 1998.

                          NOTES TO FINANCIAL STATEMENTS
================================================================================


                                                                                       (000)
                                                 ------------------------------------------------------------------------------
                                                        CLASS I                   CLASS A               CLASS B         CLASS C
                                                 --------------------      -------------------    ------------------    -------
                                                  YEAR         YEAR         YEAR        YEAR       YEAR       YEAR       YEAR
                                                  ENDED        ENDED        ENDED       ENDED      ENDED      ENDED      ENDED
                                                 5/31/00      5/31/99      5/31/00     5/31/99    5/31/00    5/31/99    5/31/00
                                                 -------      -------      -------     -------    -------    -------    -------
NATIONAL TAX EXEMPT BOND FUND
Shares sold ...................................    3,170         2,135        298         863          4         28         11
Shares sold from common fund ..................       --         2,165         --          --         --         --         --
Shares reinvested .............................       13             6         17           6          1         --         --
Shares repurchased ............................   (3,220)       (2,210)      (316)       (447)        (9)        --        (11)
                                                 -------      --------      -----       -----      -----      -----      -----
Net increase/(decrease) .......................      (37)        2,096         (1)        422         (4)        28         --
                                                 =======      ========      =====       =====      =====      =====      =====

OHIO TAX EXEMPT BOND FUND
Shares sold ...................................    2,288         7,248        260         111         --         --         --
Shares reinvested .............................       24            24         15          11         --         --         --
Shares repurchased ............................   (5,088)       (3,518)      (217)        (49)        --         --         --
                                                 -------      --------      -----       -----      -----      -----      -----
Net increase/(decrease) .......................   (2,776)        3,754         58          73         --         --         --
                                                 =======      ========      =====       =====      =====      =====      =====
PENNSYLVANIA MUNICIPAL BOND FUND
Shares sold ...................................    1,283           605         11          11         --         --         10
Shares reinvested .............................        3             4         --          --         --         --         --
Shares repurchased ............................     (604)         (449)       (10)         (2)        --         --        (10)
                                                 -------      --------      -----       -----      -----      -----      -----
Net increase ..................................      682           160          1           9         --         --         --
                                                 =======      ========      =====       =====      =====      =====      =====


   Since Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt Money Market, and Treasury Money Market Funds have each sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments, and redemptions is the same as the amounts shown in the Statement of Changes in Net Assets.

6. COMMON TRUST FUND CONVERSIONS

   On October 9, 1998, the Fort Wayne Large Cap Equity Fund, Fort Wayne Equity Fund, Fort Wayne Income Fund, and Fort Wayne Tax Free Fund of National City Bank of Indiana (formerly, Fort Wayne National Bank) were converted into the Armada Tax Managed Equity Fund, Armada Tax Managed Equity Fund, Armada Intermediate Bond Fund and Armada National Tax Exempt Bond Fund, respectively. The assets, which consisted of securities and related receivables, were converted on a tax-free basis at the respective Armada Fund's current day net asset value. At the time of the conversion, 3,582,852 of Class I shares of the Armada Tax Managed Equity Fund, 1,366,366 of Class I shares of the Armada Tax Managed Equity Fund, 6,642,146 of Class I shares of the Armada Intermediate Bond Fund and 2,165,202 of Class I shares of the Armada National Tax Exempt Bond Fund were issued. The net assets of the Fort Wayne Large Cap Equity Fund, Fort Wayne Equity Fund, Fort Wayne Income Fund, and Fort Wayne Tax Free Fund immediately before the conversion were $33,678,806, $12,843,563, $71,602,332 and
$22,085,062, respectively, which included unrealized appreciation of $3,966,820, $5,917,249, $1,094,445 and $588,915, respectively.

   On August 14, 1998, the National City Fixed Income Fund for Personal Trusts of National City Bank was converted into the Armada Bond Fund. The assets which consisted of securities and related receivables, were converted on a tax-free basis at the respective Armada Fund's current day net asset value. At the time of this conversion, 42,948,272 of Class I shares of the Armada Bond Fund were issued. The net assets of the National City Fixed Income Fund for Personal Trusts immediately before the conversion were $444,085,137 which included unrealized appreciation of $7,241,615.

   On August 7, 1998, the National City Equity Fund for Personal Trusts #1 and the National City Income Equity Fund for Personal Trusts #1 of National City Bank were converted into the Armada Equity Growth and Armada Equity Income Funds, respectively. The assets, which consisted of securities and related receivables, were converted

                          NOTES TO FINANCIAL STATEMENTS
================================================================================

on a tax-free basis at the respective Armada Fund's current day net asset value. At the time of the conversion, 11,712,500 of Class I shares of the Armada Equity Growth Fund and 12,892,934 of Class I shares of the Armada Equity Income Fund were issued. The net assets of the National City Equity Fund for Personal Trusts #1 and National City Income Equity Fund for Personal Trusts #1 immediately before the conversion were $257,675,010 and $212,346,617, respectively, which included unrealized appreciation of $102,201,766 and $51,916,108, respectively.

7. MARKET AND CREDIT RISK

   Some countries in which certain of the Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition of the Fund.

   The Balanced Allocation, Bond, Enhanced Income, GNMA, Intermediate Bond, and Total Return Advantage Funds may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of these respective obligations and may result in a loss of premium, if any has been paid.

   Each Fund, other than Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt Money Market, and Treasury Money Market Funds, may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt Money Market, and Treasury Money Market Funds may each invest up to 10% of total assets in illiquid securities. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

   The Ohio Tax Exempt Bond, Pennsylvania Municipal Bond, Ohio Municipal Money Market and the Pennsylvania Tax Exempt Money Market Funds follow an investment policy of investing primarily in municipal obligations of one state. The National Tax Exempt Bond and the Tax Exempt Money Market Funds follow an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the National Tax Exempt Bond, Ohio Tax Exempt Bond, Pennsylvania Municipal Bond, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, and the Tax Exempt Money Market Funds.

   Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Statement of Net Assets.

   The Funds invest in securities that include revenue bonds, tax and revenue anticipation notes, and general obligation bonds. At May 31, 2000, the percentage of portfolio investments by each revenue source were as follows:

                           NATIONAL     OHIO
                             TAX        TAX      PENNSYLVANIA
                            EXEMPT     EXEMPT      MUNICIPAL
                             BOND       BOND         BOND
Revenue Bonds:            ----------  --------  --------------
   Education ............      5%        10%          20%
   Hospital/Nursing
     Homes ..............      1          8            5
   Housing ..............      1          3           --
   Industrial
     Development ........      1          2           10
   Pollution Control ....      6          1            2
   Public Facilities ....      3          5            2
   Transportation .......     13          3            6
   Utilities ............     12         18           11
   Other ................     15          1           17
General Obligations .....     43         49           27
Anticipation Notes ......     --         --           --
                             ----       ----         ----
                             100%       100%         100%

                          NOTES TO FINANCIAL STATEMENTS
================================================================================

   The rating of long-term debt as a percentage of total value of investments at May 31, 2000, is as follows:

                        NATIONAL        OHIO
                          TAX           TAX      PENNSYLVANIA
 STANDARD & POOR'S/      EXEMPT        EXEMPT      MUNICIPAL
   MOODY'S RATINGS        BOND          BOND         BOND
 ------------------     --------      --------   -------------
      AAA/Aaa              70.0%        60.6%        81.8%
       AA/Aa               25.4         26.5         11.0
        A/A                 2.9          5.1          5.3
      BBB/Baa                --          0.3          0.6
        NR                  1.7          7.5          1.3
                           -----        -----        -----
                            100%         100%         100%

   Securities rated by only one agency are shown in that category. Securities rated by both agencies are shown with their lowest rating.

8.  SECURITIES LENDING

   The Funds may participate in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury Obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the U.S. and 105% of the market value of securities issued outside of the U.S. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's ratings group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the funds, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan, and related collateral received at May 31, 2000, and income generated for the period ended May 31, 2000 were as follows:

                            MARKET VALUE     MARKET
                           OF SECURITIES    VALUE OF
                              ON LOAN     COLLATERAL   INCOME
                               (000)         (000)      (000)
                           -------------  ----------   ------
Core Equity Fund .........   $ 22,413      $ 22,413     $ 19
Equity Growth Fund .......    168,810       168,810      328
Equity Income Fund .......     45,432        45,432      156


                            MARKET VALUE     MARKET
                           OF SECURITIES    VALUE OF
                              ON LOAN      COLLATERAL  INCOME
                               (000)         (000)      (000)
                           -------------   ----------  ------
Equity Index Fund ..........   36,168        36,168       84
International Equity Fund ..   94,670        94,670       45
Small Cap Growth Fund ......   40,281        40,281      116
Small Cap Value Fund .......   51,128        51,128       75
Tax Managed Equity Fund ....    9,421         9,421       51
Balanced Allocation Fund ...   10,544        10,544       17
Bond Fund ..................  127,343       127,343      217
Enhanced Income Fund .......    7,578         7,578       15
Intermediate Bond Fund .....   63,909        63,909      127
Total Return Advantage
   Fund ....................  105,853       105,853      180

9.  IN KIND TRANSFERS OF SECURITIES

   During the year ended May 31, 2000, the Equity Growth Fund distributed securities in lieu of cash for a Class I shareholder redemption. The shareholder received a pro-rata portion of the Equity Growth Fund's holdings. The value of the redemption was $65,043,736 (of which $33,458,166 was realized gain). Class I shares of 2,338,164 were redeemed as part of this transaction. This transaction was completed following guidelines approved by the Board of Trustees.

10. LINE OF CREDIT

   Certain funds may borrow, if permitted by prospectus, an amount up to its prospectus defined limitations, from a $350 million joint line of credit. In aggregate the Armada Funds can borrow up to $85.5 million of the total line of credit. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 2.000%. No fund had any borrowings during the year ended May 31, 2000.

11. SUBSEQUENT EVENTS -- PARKSTONE MERGER (UNAUDITED)

   The Board of Trustees and shareholders of the Parkstone Group of Funds approved a reorganization of certain Parkstone Group of Funds ("Reorganizing Funds") into similarly managed Armada Funds. The reorganization also provided for five Parkstone Funds ("Continuing Funds") to be merged into newly-established Armada investment portfolios. The tax-free reorganization of the Reorganizing Funds took place at the close of business on June 9, 2000. Similarly, the reorganization of the Continuing Funds took place on June 10, 2000, except the reorganization of the Parkstone Treasury Fund and the Armada Treasury Plus Money Market Fund occurred on June 19, 2000.

                          NOTES TO FINANCIAL STATEMENTS
================================================================================


PARKSTONE REORGANIZING FUNDS                    EXISTING ARMADA FUNDS
================================================================================
Prime Obligations                               Money Market 1
U.S. Government Obligations                     Government Money Market 1
Tax-Free                                        Tax Exempt Money Market 1
Bond1                                           Bond
Limited Maturity Bond                           Limited Maturity Bond
                                                   (formerly Enhanced Income)1
Intermediate Government Obligations             Intermediate Bond 1
Equity Income                                   Equity Income 1
Small Capitalization                            Small Cap Growth 1
International Discovery                         International Equity 1
Balanced Allocation                             Balanced Allocation 1
National Tax Exempt Bond                        National Tax Exempt Bond 1

PARKSTONE CONTINUING FUNDS                      NEW ARMADA FUNDS
================================================================================
Large Capitalization1                           Large Cap Ultra
Mid Capitalization1                             Mid Cap Growth
U.S. Government Income1                         U.S. Government Income
Michigan Municipal Bond1                        Michigan Municipal Bond
Treasury 1                                      Treasury Plus Money Market
--------------------------------------------------------------------------------

1 Denotes the surviving or continuing portfolio for purposes of maintaining the financial statements and performance history in the post-reorganization funds.

   Under the Agreement and Plan of Reorganization the Parkstone I shares were exchanged for Armada I shares, Parkstone A shares were exchanged for Armada A shares and Parkstone B shares were exchanged for Armada B shares.

   In subsequent financial reporting, the financial information for the Armada Bond Fund prior to June 9, 2000 will be that of the Parkstone Bond Fund. The Armada Bond Fund was the surviving net asset value. This means conversion factors were applied to the Parkstone Bond Fund's financial performance history for the respective share classes.

   The net assets before and after the reorganization and shares issued and redeemed by the corresponding Armada Funds were as follows:

                                                                                           EXISTING                   PARKSTONE
EXISTING                         COMBINED NET ASSETS        PRIOR NET ASSETS            ARMADA FUND'S         REORGANIZING FUND'S
ARMADA FUNDS                      AS OF JUNE 9, 2000      AS OF JUNE 9, 2000            SHARES ISSUED             SHARES REDEEMED
=================================================================================================================================
Money Market                          $5,008,943,683          $4,394,894,078              614,038,196                 614,038,196
Government Money Market                1,602,629,626           1,498,506,371              104,089,889                 104,089,889
Tax Exempt Money Market                  628,784,360             535,418,763               93,358,177                  93,358,177
Limited Maturity Bond                    202,393,175              92,554,395               11,273,126                  11,937,935
Intermediate Bond                        382,256,189             301,710,283                8,086,393                   8,470,934
Bond                                     934,865,789             626,266,871               32,620,288                  33,298,251
Equity Income                            734,773,889             501,897,326               15,013,663                  24,002,514
Small Cap Growth                         452,639,251             184,684,416               17,041,876                  11,204,423
International Equity                     754,601,736             445,440,153               20,943,493                  19,911,559
Balanced Allocation                      224,665,290              76,237,123               13,933,236                  11,739,478
National Tax Exempt Bond                 166,379,126             101,292,106                6,782,394                   6,518,841

                                                                                                                       PARKSTONE
NEW                              COMBINED NET ASSETS        PRIOR NET ASSETS        NEW ARMADA FUND'S           CONTINUING FUND'S
ARMADA FUNDS                     AS OF JUNE 10, 2000     AS OF JUNE 10, 2000            SHARES ISSUED             SHARES REDEEMED
=================================================================================================================================
Large Cap Ultra                       $  324,621,718                     N/A               15,601,834                  15,601,834
Mid Cap Growth                           368,457,916                     N/A               21,700,476                  21,700,476
U.S. Government Income                   163,774,447                     N/A               18,554,018                  18,554,018
Michigan Municipal Bond                  174,186,214                     N/A               16,624,617                  16,624,617
Treasury Plus Money Market*              233,032,281                     N/A              233,026,341                 233,026,341
---------------------------------------------------------------------------------------------------------------------------------

  *Assets moved into the Treasury Plus Money Market Fund on June 16, 2000.

                          NOTES TO FINANCIAL STATEMENTS
================================================================================

   Included in the net assets from the Parkstone Funds were the following components:

                                                        UNDISTRIBUTED         ACCUMULATED         NET UNREALIZED
                                      PAID IN           NET INVESTMENT         REALIZED            APPRECIATION/
PARKSTONE FUND                        CAPITAL           INCOME (LOSS)         GAIN (LOSS)         (DEPRECIATION)       NET ASSETS
=================================================================================================================================

REORGANIZING FUNDS
Prime Obligations                  $614,043,384          $        --        $      6,221          $         --       $614,049,605
U.S. Government
   Obligations                      104,125,202                   --              (1,947)                   --        104,123,255
Tax-Free                             93,362,642                   --               2,955                    --         93,365,597
Limited Maturity Bond               123,442,582                1,305         (10,400,608)           (3,204,499)       109,838,780
Intermediate Government
   Obligations                       96,419,523                   --         (13,925,554)           (1,948,063)        80,545,906
Bond                                336,598,871               56,588         (20,684,216)           (7,372,325)       308,598,918
Equity Income                       198,245,704               45,148          11,715,646            22,870,065        232,876,563
Small Capitalization                152,247,648           (2,448,519)         27,779,138            90,376,568        267,954,835
International Discovery             200,905,437           (4,121,937)         32,761,819            79,616,264        309,161,583
Balanced Allocation                 118,022,915                 (151)          6,708,109            23,697,294        148,428,167
National Tax Exempt Bond             66,180,190                   --          (1,307,610)              214,440         65,087,020
CONTINUING FUNDS
Large Capitalization                 68,963,390           (1,784,939)        127,491,685           129,951,582        324,621,718
Mid Capitalization                  114,098,702           (3,200,309)        138,423,500           119,136,023        368,457,916
U.S. Government Income              178,091,984               33,878          (9,826,242)           (4,525,173)       163,774,447
Michigan Municipal Bond             172,259,138                2,703            (762,940)            2,687,313        174,186,214
Treasury                            233,025,351                1,003               5,927                    --        233,032,281
---------------------------------------------------------------------------------------------------------------------------

                          THE PARKSTONE GROUP OF FUNDS
                                  ANNUAL REPORT
                                  MAY 31, 2000

PARKSTONE FUNDS

PARKSTONE LARGE CAPITALIZATION FUND OVERVIEW
================================================================================

COMMENTS FROM
THE EQUITY GROWTH TEAM

   Considerable gains in the technology sector -- despite a correction from March through May -- led to another year of strong returns for large cap growth investors. Effective stock selection throughout the portfolio played a significant role in the Parkstone Large Capitalization Fund's results. The portfolio also benefited from a focus on semiconductor and communications equipment stocks and an underweight in software and consumer noncyclicals.

   For the fiscal year ended May 31, 2000, the Parkstone Large Capitalization Fund produced a total return of 25.81% (before sales charges) for Investor B shareholders and 27.25% for Institutional investors. Over the same period, the Fund's benchmark, the S&P 500 BARRA Growth Index, had a return of 17.56%. As of June 10, 2000, the Fund was renamed the Armada Large Cap Ultra Fund due to the reorganization of the Parkstone Funds. The new name reflects its standing as the Armada family's most aggressive domestic large cap fund.

   We began adding to the Fund's semiconductor holdings last summer as the industry's cycle of overcapacity appeared to be nearing an end. The explosive growth of the Internet and wireless industries has driven sales of microprocessors, contributing to fourfold gains for holdings Analog Devices and Applied Materials and a three-fold increase for Texas Instruments. Among the Fund's holdings, Nortel Networks climbed 190%, with Cisco Systems up 109% and ADC Telecommunications up 100%.

   Outside the technology arena, drug maker Warner Lambert, ad agency Omnicom Group, and retailer Kohl's were among the portfolio's strongest performers. Warner Lambert doubled in value due to strong fundamentals and a bidding war to acquire the company. A strong advertising cycle contributed to the 32% return at Omnicom Group before the Fund's position was sold. Kohl's has prospered from the purchase of several former Caldor locations in the dense Northeast corridor, contributing to a 41% return since we added it to the portfolio in November.

   A modest holding in Microsoft paid off over the last five months of the reporting period as the stock dropped 46%. This single stock accounted for as much as 9.25% of the benchmark's value in December and finished the reporting period at only 5%. The Fund benefited from a modest exposure to consumer noncyclical stocks as well. Poor earnings results at bellwether companies like Procter & Gamble and Gillette and uncertainty about future revenue growth cast a cloud over the entire sector.

   After being as much as 5% overweight in technology stocks during the fall, the Fund has entered the new fiscal year with a slight underweight to the sector. Valuation concerns led the management team to take some profits in many of the Fund's top performers while the benchmark's annual re-balancing in January only increased its technology weighting. During that time, we added to our stake in Schlumberger and took a position in TransOcean. These oil field services stocks offered welcome diversification and their earnings are climbing as rising energy prices spur new exploration.

GROWTH OF A $10,000 INVESTMENT (4)

[line graph omitted--plot points as follows]

               Parkstone Large          Parkstone Large
             Capitalization Fund      Capitalization Fund      S&P 500/BARRA
           (Institutional Shares)   (Investor B Shares) 2,3     Growth Index
12/28/95           $10,000                  $10,000               $10,000
5/31/96            $11,221                  $11,176               $11,151
5/31/97            $13,861                  $13,688               $14,864
5/31/98            $18,485                  $18,086               $19,664
5/31/99            $22,860                  $22,133               $25,199
5/31/00            $29,089                  $27,646               $29,624


PARKSTONE LARGE CAPITALIZATION FUND
-----------------------------------
Average Annual Total Returns, as of 5/31/00

----------------------------------------------------------------------------
                                                                 CUMULATIVE
                                                  SINCE            SINCE
                        1 YEAR      3 YEARS     INCEPTION 1      INCEPTION 1
----------------------------------------------------------------------------
 Institutional Shares   27.25%       28.03%       27.36%           190.88%
----------------------------------------------------------------------------
 Investor A Shares      26.66%       27.65%       26.70%           177.92%
----------------------------------------------------------------------------
 Investor A Shares
  with Sales Charge     19.72%       25.25%       25.05%           162.66%
----------------------------------------------------------------------------
 Investor B Shares      25.81%       26.71%       25.80%           169.55%
----------------------------------------------------------------------------
 Investor B Shares
  with Sales Charge     20.84%       25.87%       25.59%           167.55%
----------------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: DECEMBER 28, 1995
  (INSTITUTIONAL SHARES); FEBRUARY 1, 1996 (INVESTOR A SHARES) AND FEBRUARY 1, 1996 (INVESTOR B SHARES).

2 INVESTOR B SHARES RETURNS FOR THE PERIOD PRIOR TO FEBRUARY 1, 1996 REFLECT THE
  PERFORMANCE OF THE FUND'S INSTITUTIONAL SHARES.

3 IN INSTANCES WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE
  HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

4 THE LINE GRAPH SHOWS PERFORMANCE OF INSTITUTIONAL SHARES AND INVESTOR B SHARES
  ONLY. INVESTOR A PERFORMANCE WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY INVESTOR A SHAREHOLDERS.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 162.

                                                                 PARKSTONE FUNDS

                                      PARKSTONE MID CAPITALIZATION FUND OVERVIEW
================================================================================

COMMENTS FROM THE SMALL AND
MID CAP GROWTH TEAM

   Technology and Internet stocks drove the outstanding performance of the mid-cap market over the past 12 months, as strong earnings growth and attractive valuations relative to large caps beckoned investors. At the same time, volatility held sway. After climbing 42% from December through February - the best three-month performance in its history - the Russell Midcap Growth Index dropped in value by 23% over the next three months.

   An emphasis on semiconductor and software stocks helped the Parkstone Mid Capitalization Fund record its best one-year returns to date. For the fiscal year ended May 31, 2000, the Fund produced a total return of 50.40% (before sales charges) for Investor B shareholders and 51.90% for Institutional investors. Over the same period, the Fund's benchmark, the Russell Midcap Growth Index had a return of 43.72%. As of June 10, 2000, the Fund was renamed the Armada Mid Cap Growth Fund as part of the reorganization of the Parkstone Funds.

   Although technology stocks accounted for a significant portion of the portfolio's assets, the management team largely steered clear of pure-play Internet companies. While this strategy had a negative impact on results in fiscal 1999, it proved beneficial in fiscal 2000. The Fund's emphasis on semiconductor stocks was the single-largest reason for the Fund's outperformance versus its benchmark, as this sector benefited from the recovery in emerging markets and the growing infrastructure needs of the Internet and wireless industries. JDS Uniphase and PMC-Sierra led the way, up 425% and 414%, respectively. In addition, Analog Devices, RF Micro Devices, and Xilinx all increased in value by more than 200%. Our holdings in software companies also benefited from the growth of the Internet, with Veritas Software up 494%, Mercury Interactive up 255%, and Seibel Systems up 209%.

   Lofty valuations led the management team to trim many of the Fund's semiconductor and software holdings in early 2000 and look for opportunities in other sectors. For example, the Fund added holdings in several oil field services companies-Global Marine, BJ Services, and Ensco among them-that are benefiting from the stepped-up exploration and production of oil and gas. These companies appear to offer accelerating earnings and have provided some welcome diversification.

   While the outlook for the mid-cap sector continues to look bright, the Manager believes many tech companies may find it difficult to sustain their torrid pace of earnings growth. Staying true to the Fund's investing discipline of growth at a reasonable price, the management team continues to seek opportunities elsewhere. For example, we like the prospects for Capital One, which is showing good growth in the credit card arena, and Concord EFS, a payment processor benefiting from the growing use of debit and credit cards. We believe Southwest Airlines, another holding, is one of the best-managed airlines in the world and still offers strong growth potential.

GROWTH OF A $10,000 INVESTMENT (4)

[line graph omitted--plot points as follows]

               Parkstone Mid            Parkstone Mid
            Capitalization Fund     Capitalization Fund     Russell Midcap
           (Institutional Shares) (Investor B Shares) 2,3    Growth Index
5/31/90            $10,000                 $10,000              $10,000
5/31/91            $10,567                 $10,567              $11,751
5/31/92            $12,153                 $12,153              $12,846
5/31/93            $13,931                 $13,951              $14,850
5/31/94            $14,796                 $14,005              $15,775
5/31/95            $16,063                 $15,060              $18,255
5/31/96            $23,130                 $21,479              $24,323
5/31/97            $22,788                 $21,035              $26,992
5/31/98            $27,692                 $25,381              $33,451
5/31/99            $29,963                 $27,205              $38,682
5/31/00            $45,514                 $40,917              $55,594


PARKSTONE MID CAPITALIZATION FUND
---------------------------------
Average Annual Total Returns, as of 5/31/00

------------------------------------------------------------------------------------------
                                                                               CUMULATIVE
                                                                    SINCE        SINCE
                          1 YEAR   3 YEARS   5 YEARS  10 YEARS   INCEPTION 1   INCEPTION 1
------------------------------------------------------------------------------------------
 Institutional Shares      51.90%   25.93%    23.16%   16.36%       17.11%       523.59%
------------------------------------------------------------------------------------------
 Investor A Shares         51.48%   25.73%    23.02%   16.26%       17.02%       518.10%
------------------------------------------------------------------------------------------
 Investor A Shares
  with Sales Charge        43.15%   23.38%    21.63%   15.60%       16.45%       484.21%
------------------------------------------------------------------------------------------
 Investor B Shares 2, 3    50.40%   24.83%    22.13%   15.13%       17.36%       175.17%
------------------------------------------------------------------------------------------
 Investor B Shares
  with Sales Charge 2, 3   45.40%   24.01%    21.97%    N/A          N/A           N/A
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: OCTOBER 31, 1988
  (INSTITUTIONAL SHARES); OCTOBER 31, 1988 (INVESTOR A SHARES) AND FEBRUARY 4, 1994 (INVESTOR B SHARES).

2 INVESTOR B SHARES RETURNS FOR THE PERIOD PRIOR TO FEBRUARY 4, 1994 REFLECT THE
  PERFORMANCE OF THE FUND'S INVESTOR A SHARES.

3 IN INSTANCES WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE
  HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

4 THE LINE GRAPH SHOWS PERFORMANCE OF INSTITUTIONAL SHARES AND INVESTOR B SHARES
  ONLY. INVESTOR A PERFORMANCE WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCE IN SALES LOADS AND FEES PAID BY INVESTOR A SHAREHOLDERS.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 162.

PARKSTONE FUNDS

PARKSTONE U.S. GOVERNMENT INCOME FUND OVERVIEW
================================================================================

COMMENTS FROM THE
TAXABLE FIXED INCOME TEAM

   In a difficult year for the bond market, the Parkstone U.S. Government Income Fund benefited from its emphasis on Ginnie Maes, premium mortgage-backed securities, and Treasuries. For the year ended May 31, 2000, the Fund produced a total return (before sales charges) of 1.10% for Investor B shareholders and 2.26% for Institutional investors. By comparison, the Fund's benchmark, Lehman Brothers Mortgage Backed Securities Index, had a return of 2.48%. On June 10, 2000, the Fund was renamed the Armada U.S. Government Income Fund due to the reorganization of the Parkstone Funds.

   As inflationary pressures, six attendant rate hikes, and an oversupply of new corporate issues took their toll on the non-Treasury (or spread-sectors), the portfolio's high credit quality insulated the Fund somewhat from the extremes of market volatility. No less than 80% of the Fund was invested in agency or government-backed securities throughout the reporting period.

   An overweight to Ginnie Maes, which are backed by the full faith and credit of the U.S. Treasury, proved particularly beneficial. Fannie Maes and Freddie Macs have come under some pressure as a bill proposing to modify or remove their implied government guarantee works it way through Congress. Exposure to Treasuries also helped performance from January forward as the Federal government's announced debt buyback spurred a rally in the Treasury market.

   Looking ahead, mortgage-backed securities should continue to offer superior credit quality and liquidity. Management is likely to maintain the Fund's overweight to Ginnie Maes in light of the uncertainty surrounding the Fannie Mae and Freddie Mac guarantee. At current interest rate levels, prepayments are not a concern since much of the mortgage market is trading at a discount.

   Meanwhile, we've made the portfolio roughly 5% less sensitive to interest rate movements than the benchmark. Even after rate increases in February, March, and May, the latter a 50-basis-point hike, more may be in the offing as the Fed attempts to stem the wealth effect caused by the stock market's precipitous rise. Although some of its speculative excess has been removed, rising energy prices and virtually full employment continue to make inflation a concern.

   As of May 31, 94% of the Fund's net assets were invested in mortgage-backed securities, 4% in asset-backed securities, and 2% in U.S. Treasuries. As of the same date, the average maturity of the Fund was 7.1 years. The Fund carries an Agency average credit quality.

GROWTH OF A $10,000 INVESTMENT (4)

[line graph omitted--plot points as follows]

           Parkstone U.S. Government     Parkstone U.S. Government
                  Income Fund                   Income Fund            Lehman Mortgage-Backed
             (Institutional Shares)      (Investor B Shares) 2,3           Securities Index
11/12/92             $10,000                      $10,000                      $10,000
5/31/93              $10,436                      $10,436                      $10,575
5/31/94              $10,641                      $10,591                      $10,567
5/31/95              $11,513                      $11,351                      $11,759
5/31/96              $12,190                      $11,908                      $12,348
5/31/97              $13,040                      $12,624                      $13,499
5/31/98              $14,194                      $13,600                      $14,804
5/31/99              $14,866                      $14,113                      $15,526
5/31/00              $15,202                      $14,268                      $15,911


PARKSTONE U.S. GOVERNMENT INCOME FUND
-------------------------------------
Average Annual Total Returns, as of 5/31/00

--------------------------------------------------------------------------------
                                                                     CUMULATIVE
                                                          SINCE         SINCE
                          1 YEAR   3 YEARS   5 YEARS   INCEPTION 1   INCEPTION 1
--------------------------------------------------------------------------------
 Institutional Shares      2.26%    5.24%     5.72%       5.70%        52.01%
--------------------------------------------------------------------------------
 Investor A Shares         1.96%    4.97%     5.47%       5.49%        49.73%
--------------------------------------------------------------------------------
 Investor A Shares
  with Sales Charge       (2.93)%   3.26%     4.45%       4.81%        42.60%
--------------------------------------------------------------------------------
 Investor B Shares 2,3     1.10%    4.16%     4.68%       4.46%        31.79%
--------------------------------------------------------------------------------
 Investor B Shares
  with Sales Charge 2,3   (3.70)%   2.97%     4.37%        N/A          N/A
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: NOVEMBER 12, 1992
  (INSTITUTIONAL SHARES); NOVEMBER 12, 1992 (INVESTOR A SHARES) AND FEBRUARY 4, 1994 (INVESTOR B SHARES).

2 INVESTOR B SHARES RETURNS FOR THE PERIOD PRIOR TO FEBRUARY 4, 1994 REFLECT THE
  PERFORMANCE OF THE FUND'S INVESTOR A SHARES.

3 IN INSTANCES WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE
  HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

4 THE LINE GRAPH SHOWS PERFORMANCE OF INSTITUTIONAL SHARES AND INVESTOR B SHARES
  ONLY. INVESTOR A PERFORMANCE WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCE IN SALES LOADS AND FEES PAID BY INVESTOR A SHAREHOLDERS.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 162.

                                                                 PARKSTONE FUNDS

                                 PARKSTONE MICHIGAN MUNICIPAL BOND FUND OVERVIEW
================================================================================

COMMENTS FROM THE TAX EXEMPT FIXED INCOME TEAM

   Robust economic growth and a string of Fed-driven interest rate hikes took their toll on fixed income securities during the past 12 months. Although the municipal market suffered along with taxable bonds, the management team's strategy of focusing on income and stability served the Fund well under difficult conditions.

   For the fiscal year ended May 31, 2000, the Parkstone Michigan Municipal Bond Fund produced a total return of (1.41)% (before sales charges) for Investor B investors and (0.42)% for Institutional shareholders. The Fund was renamed the Armada Michigan Municipal Bond Fund on June 10, 2000 as part of the reorganization of the Parkstone Funds.

   Over the same period, the Fund's benchmark, the Lehman 7-Year Municipal Bond Index had a return of 0.24% while the Lehman Intermediate Mutual Fund Index returned 0.18%. For internal purposes, the management team prefers to use the Intermediate Mutual Fund Index, because we feel it better reflects the range of maturities within the portfolio. Previously, the Fund used the Lehman 3-15 Year Municipal Bond Index as its benchmark; however this index is no longer widely tracked. Therefore, we've begun using the Lehman 7-Year Municipal Bond Index.

   More than 85% of the Fund was invested in issues rated double-A or higher with nearly 63% of assets in highest- quality, triple-A rated issues at year-end. During the fiscal year, the Fund held very few A rated and triple-B rated securities because the small spread between credit grades that characterized the past 12 months did not warrant adding any extra risk to the portfolio.

   The management team continued to keep a significant portion of assets--20.6% as of May 31--in school districts that participate in the state's School Bond Loan Fund program. Since the State of Michigan has agreed to honor their obligations in the unlikely event that these school districts cannot, we are reaping the benefit of bonds that pay a slightly higher coupon for the same low risk as the state's double-A-1 general obligations. Conversely, the Fund's exposure to hospitals, particularly those in the eastern half of the state, which are grappling with consolidation due to overcapacity has been reduced.

   At year-end, 44% of the Fund's assets were invested in general obligation securities, and 19% in pre-refunded and escrowed-to-maturity securities. Of the Fund's revenue bonds, agencies accounted for 24.6%, utilities for 13%, and hospitals for 18% of the total portfolio. As of May 31, 2000, the average maturity of the Fund was 7.07 years.

   Looking ahead, we remain optimistic on the credit quality of Michigan's state-issued debt. The recent opening of three casinos in the Detroit area will help diversify the state's tax base, which has long been reliant on the fortunes of the automotive industry. Once we see clear signs that the Fed is unlikely to hike rates further, we anticipate that the Fund's portfolio may be restructured to lengthen the Fund's average maturity and duration.

GROWTH OF A $10,000 INVESTMENT 4

[line graph omitted--plot points as follows]

            Parkstone Michigan       Parkstone Michigan
           Municipal Bond Fund      Municipal Bond Fund        Lehman 7-Year
          (Institutional Shares)  (Investor B Shares) 2,3   Municipal Bond Index
7/2/90            $10,000                  $10,000                $10,000
5/31/91           $10,713                  $10,713                $10,909
5/31/92           $11,530                  $11,530                $11,890
5/31/93           $12,622                  $12,621                $13,136
5/31/94           $12,991                  $12,942                $13,568
5/31/95           $13,973                  $13,798                $14,675
5/31/96           $14,470                  $14,154                $15,356
5/31/97           $15,365                  $14,880                $16,408
5/31/98           $16,455                  $15,781                $17,732
5/31/99           $17,038                  $16,178                $18,571
5/31/00           $16,966                  $15,950                $18,617


PARKSTONE MICHIGAN MUNICIPAL BOND FUND
--------------------------------------
Average Annual Total Returns, as of 5/31/00

--------------------------------------------------------------------------------
                                                                   CUMULATIVE
                                                        SINCE         SINCE
                         1 YEAR   3 YEARS   5 YEARS  INCEPTION 1   INCEPTION 1
--------------------------------------------------------------------------------
 Institutional Shares    (0.42)%   3.36%     3.96%      5.48%         69.69%
--------------------------------------------------------------------------------
 Investor A Shares       (0.68)%   3.10%     3.71%      5.30%         66.99%
--------------------------------------------------------------------------------
 Investor A Shares
  with Sales Charge      (5.37)%   1.44%     2.71%      4.79%         59.04%
--------------------------------------------------------------------------------
 Investor B Shares       (1.41)%   2.34%     2.94%      2.81%         19.17%
--------------------------------------------------------------------------------
 Investor B Shares
  with Sales Charge      (6.17)%   1.11%     2.60%       N/A           N/A
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: JULY 2, 1990 (INSTITUTIONAL
  SHARES); JULY 2, 1990 (INVESTOR A SHARES) AND FEBRUARY 4, 1994 (INVESTOR B SHARES).

2 INVESTOR B SHARES RETURNS FOR THE PERIOD PRIOR TO FEBRUARY 4, 1994 REFLECT THE
  PERFORMANCE OF THE FUND'S INVESTOR A SHARES.

3 IN INSTANCES WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE
  HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

4 THE LINE GRAPH SHOWS PERFORMANCE OF INSTITUTIONAL SHARES AND INVESTOR B SHARES
  ONLY. INVESTOR A PERFORMANCE WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCE IN SALES LOADS AND FEES PAID BY INVESTOR A SHAREHOLDERS.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 162.

                  ADDITIONAL PARKSTONE PERFORMANCE INFORMATION
================================================================================


   The following information is helpful for a complete understanding of the Parkstone performance figures presented within this report.

   The return and principal value of an investment will fluctuate. When redeemed, shares may be worth more or less than their original cost.

   Certain sales charges are associated with each share class based on a $10,000 purchase. The following summarizes the sales charges in effect as of May 31, 2000 which were used to calculate performance for the respective share classes.

o The Parkstone Large Capitalization Fund and the Parkstone Mid Capitalization Fund have a front-end sales charge of 5.50% for Investor A Shares.

o The Parkstone U.S. Government Income Fund and the Parkstone Michigan Municipal Bond Fund have a front-end sales charge of 4.75% for Investor A Shares.

o All Investor B Shares have a maximum deferred sales charge of 5.00%. This charge declines from 5.00% in the first year to 0.00% after five years, as outlined in the prospectus.

   Institutional Shares are for financial institutions investing for their own or their customers' accounts.

                          THE PARKSTONE GROUP OF FUNDS
                              FINANCIAL STATEMENTS

                         FOR THE YEAR ENDED MAY 31, 2000

                              FINANCIAL HIGHLIGHTS
                       PARKSTONE LARGE CAPITALIZATION FUND
================================================================================

                                                                           LARGE CAPITALIZATION FUND
                                           --------------------------------------------------------------------------------------
                                                    YEAR ENDED MAY 31, 2000                      YEAR ENDED MAY 31, 1999
                                           ----------------------------------------     -----------------------------------------
                                           INSTITUTIONAL   INVESTOR A    INVESTOR B     INSTITUTIONAL    INVESTOR A    INVESTOR B
                                           ------------    ----------    ----------     -------------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD .......  $  19.81      $ 19.67       $ 19.21         $  16.27         $16.19        $15.95
                                              --------      -------       -------         --------         ------        ------
INVESTMENT ACTIVITIES
   Net investment loss .....................     (0.02)       (0.06)        (0.13)           (0.06)         (0.11)        (0.23)
   Net realized and unrealized
     gain from investments .................      5.08         4.98          4.78             3.90           3.89          3.79
                                              --------      -------       -------         --------         ------        ------
       Total from Investment Activities ....      5.06         4.92          4.65             3.84           3.78          3.56
                                              --------      -------       -------         --------         ------        ------
DISTRIBUTIONS
   Net realized gains ......................     (4.78)       (4.78)        (4.78)           (0.30)         (0.30)        (0.30)
                                              --------      -------       -------         --------         ------        ------
       Total Distributions .................     (4.78)       (4.78)        (4.78)           (0.30)         (0.30)        (0.30)
                                              --------      -------       -------         --------         ------        ------
   NET ASSET VALUE, END OF PERIOD ..........  $  20.09      $ 19.81       $ 19.08         $  19.81         $19.67        $19.21
                                              ========      =======       =======         ========         ======        ======
Total Return (excludes sales and
    redemption charges) ....................     27.25%       26.66%        25.81%           23.67%         23.42%        22.38%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) ..........  $278,697      $21,550       $15,770         $409,107         $24,513       $14,128
Ratio of expenses to average net assets ....      1.05%        1.30%         2.05%            1.10%          1.35%         2.11%
Ratio of net investment loss to
    average net assets .....................     (0.36)%      (0.61)%       (1.36)%          (0.33)%        (0.59)%       (1.34)%
Portfolio turnover .........................     82.30%       82.30%        82.30%           50.51%         50.51%        50.51%


                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                       PARKSTONE LARGE CAPITALIZATION FUND
================================================================================

                                                  LARGE CAPITALIZATION FUND
                                   ---------------------------------------------------
                                            ELEVEN MONTHS ENDED MAY 31, 1998
                                   ---------------------------------------------------
                                   INSTITUTIONAL  INVESTOR A   INVESTOR B   INVESTOR C
                                   -------------  ----------   ----------   ----------
NET ASSET VALUE,
    BEGINNING OF PERIOD ............ $  14.48      $ 14.44      $ 14.34       $ 14.28
                                     --------      -------      -------       -------

INVESTMENT ACTIVITIES
   Net investment income/(loss) ....    (0.03)       (0.06)       (0.12)        (0.06)
   Net realized and unrealized
     gain from investments .........     3.52         3.51         3.43          3.32
                                     --------      -------      -------       -------

   Total from Investment
     Activities ....................     3.49         3.45         3.31          3.26
                                     --------      -------      -------       -------

DISTRIBUTIONS
   Net investment
     income ........................    (0.03)       (0.03)       (0.03)        (0.03)
   Net realized gains ..............    (1.67)       (1.67)       (1.67)        (1.67)
                                     --------      -------      -------       -------
    Total Distributions ............    (1.70)       (1.70)       (1.70)        (1.70)
                                     --------      -------      -------       -------
NET ASSET VALUE,
    END OF PERIOD .................. $  16.27      $ 16.19      $ 15.95       $ 15.84
                                     ========      =======      =======       =======
Total Return (excludes sales
   and redemption charges) .........    26.18%(a)    25.95%(a)    25.12%(a)     24.87%(a)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of
   period (000) .................... $358,221      $21,628      $10,169       $   268
Ratio of expenses to average
   net assets ......................     1.10%(b)     1.35%(b)     2.09%(b)      2.09%(b)
Ratio of net investment income/
   (loss) to average net assets ....    (0.19)%(b)   (0.45)%(b)   (1.21)%(b)    (1.24)%(b)
Portfolio turnover .................    24.74%       24.74%       24.74%        24.74%


                                              LARGE CAPITALIZATION FUND
                                  -------------------------------------------------
                                              YEAR ENDED JUNE 30, 1997
                                  -------------------------------------------------
                                  INSTITUTIONAL  INVESTOR A  INVESTOR B  INVESTOR C
                                  -------------  ----------  ----------  ----------
NET ASSET VALUE,
    BEGINNING OF PERIOD ...........  $  11.25      $ 11.23     $11.22      $11.16
                                     --------      -------     ------      ------

INVESTMENT ACTIVITIES
   Net investment income/(loss) ...      0.03        (0.00)     (0.05)      (0.06)
   Net realized and unrealized
     gain from investments ........      3.31         3.30       3.25        3.27
                                     --------      -------     ------      ------

   Total from Investment
     Activities ...................      3.34         3.30       3.20        3.21
                                     --------      -------     ------      ------

DISTRIBUTIONS
   Net investment
     income .......................     (0.03)       (0.01)     (0.00)      (0.01)
   Net realized gains .............     (0.08)       (0.08)     (0.08)      (0.08)
                                     --------      -------     ------      ------
    Total Distributions ...........     (0.11)       (0.09)     (0.08)      (0.09)
                                     --------      -------     ------      ------
NET ASSET VALUE,
    END OF PERIOD .................  $  14.48      $ 14.44     $14.34      $14.28
                                     ========      =======     ======      ======
Total Return (excludes sales
   and redemption charges) ........     29.81%       29.52%     28.62%      28.82%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of
   period (000) ...................  $338,388      $12,260     $4,130      $   42
Ratio of expenses to average
   net assets .....................      1.12%        1.37%      2.12%       2.12%
Ratio of net investment income/
   (loss) to average net assets ...      0.19%       (0.14)%    (0.88)%     (0.91)%
Portfolio turnover ................     48.44%       48.44%     48.44%      48.44%


(A) NOT ANNUALIZED
(B) ANNUALIZED
                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                       PARKSTONE LARGE CAPITALIZATION FUND
================================================================================

                                                                                   LARGE CAPITALIZATION FUND
                                                                    ------------------------------------------------------
                                                                             DECEMBER 28, 1995 TO JUNE 30, 1996 (A)
                                                                    ------------------------------------------------------
                                                                    INSTITUTIONAL   INVESTOR A    INVESTOR B    INVESTOR C
                                                                    -------------   ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ...............................   $  10.00       $10.00        $10.00        $10.00
                                                                       --------       ------        ------        ------
INVESTMENT ACTIVITIES
   Net investment income/(loss) ....................................       0.03         0.03          0.01         (0.00)
   Net realized and unrealized gain on investments .................       1.25         1.23          1.23          1.17
                                                                       --------       ------        ------        ------
      Total from Investment Activities .............................       1.28         1.26          1.24          1.17
                                                                       --------       ------        ------        ------
DISTRIBUTIONS
   Net investment income ...........................................      (0.03)       (0.03)        (0.00)        (0.00)
   Tax return of capital ...........................................      (0.00)       (0.00)        (0.02)        (0.01)
                                                                       --------       ------        ------        ------
      Total Distributions ..........................................      (0.03)       (0.03)        (0.02)        (0.01)
                                                                       --------       ------        ------        ------
    NET ASSET VALUE, END OF PERIOD .................................   $  11.25       $11.23        $11.22        $11.16
                                                                       ========       ======        ======        ======
Total Return (excludes sales and redemption charges) ...............      12.86%(b)     8.99%(b)      8.77%(b)      8.14%(b)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) ..................................   $274,150       $1,657         $ 832        $    2
Ratio of expenses to average net assets ............................       2.19%(c)     1.40%(c)      1.78%(c)      2.24%(c)
Ratio of net investment income (loss) to average net assets ........       1.26%(c)     0.31%(c)     (0.32)%(c)    (0.45)%(c)
Ratio of expenses to average net assets* ...........................       2.26%(c)     2.62%(c)      4.07%(c)      4.25%(c)
Portfolio turnover .................................................       0.86%        0.86%         0.86%         0.86%

  * DURING THE PERIOD CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIOS
    WOULD HAVE BEEN AS INDICATED.
(A) PERIOD FROM COMMENCEMENT OF OPERATIONS
(B) NOT ANNUALIZED
(C) ANNUALIZED

                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                        PARKSTONE MID CAPITALIZATION FUND
================================================================================


                                                                             MID CAPITALIZATION FUND
                                           -------------------------------------------------------------------------------------
                                                    YEAR ENDED MAY 31, 2000                      YEAR ENDED MAY 31, 1999
                                           -------------------------------------------------------------------------------------
                                           INSTITUTIONAL   INVESTOR A     INVESTOR B    INSTITUTIONAL   INVESTOR A    INVESTOR B
                                           -------------   ----------     ----------    -------------   ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ......  $  14.27        $ 14.10        $13.14         $  15.12       $ 14.98       $ 14.20
                                             --------        -------       -------         --------       -------       -------
INVESTMENT ACTIVITIES
   Net investment loss ....................     (0.12)(a)      (0.15)(a)     (0.24)(a)        (0.14)        (0.19)        (0.28)
   Net realized and unrealized
     gain on investments ..................      6.34           6.23          5.70             1.13          1.15          1.06
                                             --------        -------       -------         --------       -------       -------
       Total from Investment Activities ...      6.22           6.08          5.46             0.99          0.96          0.78
                                             --------        -------       -------         --------       -------       -------
DISTRIBUTIONS
   Net realized gains .....................     (4.65)         (4.65)        (4.65)           (1.84)        (1.84)        (1.84)
                                             --------        -------       -------         --------       -------       -------
       Total Distributions ................     (4.65)         (4.65)        (4.65)           (1.84)        (1.84)        (1.84)
                                             --------        -------       -------         --------       -------       -------
   NET ASSET VALUE, END OF PERIOD .........  $  15.84        $ 15.53       $ 13.95         $  14.27       $ 14.10       $ 13.14
                                             ========        =======       =======         ========       =======       =======
Total Return (excludes sales and
    redemption charges) ...................     51.90%         51.48%        50.40%            8.20%         8.08%         7.19%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) .........  $281,161        $46,183       $18,584         $319,733       $50,605       $16,629
Ratio of expenses to average net assets ...      1.29%          1.54%         2.29%            1.32%         1.57%         2.32%
Ratio of net investment loss to
    average net assets ....................      (0.75)%       (1.00)%        (1.75)%         (0.75)%       (1.00)%       (1.75)%
Portfolio turnover ........................    110.26%        110.26%       110.26%          100.19%       100.19%       100.19%


(A) CALCULATED BASED UPON AVERAGE SHARES OUTSTANDING.


                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                        PARKSTONE MID CAPITALIZATION FUND
================================================================================


                                                   MID CAPITALIZATION FUND
                                   ------------------------------------------------------
                                              ELEVEN MONTHS ENDED MAY 31, 1998
                                   ------------------------------------------------------
                                   INSTITUTIONAL   INVESTOR A    INVESTOR B    INVESTOR C
                                   -------------   ----------    ----------    ----------
NET ASSET VALUE,
    BEGINNING OF PERIOD ...........  $  15.82        $ 15.72       $ 15.12       $15.24
                                     --------        -------       -------       ------

INVESTMENT ACTIVITIES
   Net investment (loss) ..........     (0.11)         (0.14)        (0.23)       (0.23)
   Net realized and unrealized
     gain on investments ..........      2.52           2.51          2.42         2.46
                                     --------        -------       -------       ------
   Total from Investment
     Activities ...................      2.41           2.37          2.19         2.23
                                     --------        -------       -------       ------

DISTRIBUTIONS
   Net realized gains .............     (3.11)         (3.11)        (3.11)       (3.11)
                                     --------        -------       -------       ------
    Total Distributions ...........     (3.11)         (3.11)        (3.11)       (3.11)
                                     --------        -------       -------       ------
NET ASSET VALUE,
    END OF PERIOD .................  $  15.12        $ 14.98       $ 14.20       $14.36
                                     ========        =======       =======       ======
Total Return (excludes sales
   and redemption charges) ........     16.98%(a)      16.84%(a)     16.27%(a)    16.44%(a)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of
   period (000) ...................  $518,080        $90,183       $23,780       $2,228
Ratio of expenses to average
   net assets .....................      1.30%(b)       1.55%(b)      2.30%(b)     2.30%(b)
Ratio of net investment loss to
   average net assets .............     (0.77)%(b)     (1.02)%(b)    (1.77)%(b)   (1.77)%(b)
Portfolio turnover ................     38.41%         38.41%        38.41%       38.41%



                                                   MID CAPITALIZATION FUND
                                   -----------------------------------------------------
                                                  YEAR ENDED JUNE 30, 1997
                                   -----------------------------------------------------
                                   INSTITUTIONAL   INVESTOR A    INVESTOR B   INVESTOR C
                                   -------------   ----------    ----------   ----------
NET ASSET VALUE,
    BEGINNING OF PERIOD ...........   $  20.83       $ 20.71       $ 20.28      $20.36
                                      --------       -------       -------      ------

INVESTMENT ACTIVITIES
   Net investment (loss) ..........      (0.13)        (0.16)        (0.24)      (0.21)
   Net realized and unrealized
     gain on investments ..........       1.25          1.30          1.21        1.22
                                      --------       -------       -------      ------
   Total from Investment
     Activities ...................       1.12          1.14          0.97        1.01
                                      --------       -------       -------      ------

DISTRIBUTIONS
   Net realized gains .............      (6.13)        (6.13)        (6.13)      (6.13)
                                      --------       -------       -------      ------
    Total Distributions ...........      (6.13)        (6.13)        (6.13)      (6.13)
                                      --------       -------       -------      ------
NET ASSET VALUE,
    END OF PERIOD .................   $  15.82       $ 15.72       $ 15.12      $15.24
                                      ========       =======       =======      ======
Total Return (excludes sales
   and redemption charges) ........       5.58%         5.78%         4.94%       5.17%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of
   period (000) ...................   $544,082       $80,634       $21,994      $2,018
Ratio of expenses to average
   net assets .....................       1.31%         1.56%         2.31%       2.31%
Ratio of net investment loss to
   average net assets .............      (0.80)%       (1.05)%       (1.80)%     (1.80)%
Portfolio turnover ................      38.47%        38.47%        38.47%      38.47%


(A) NOT ANNUALIZED
(B) ANNUALIZED

                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                        PARKSTONE MID CAPITALIZATION FUND
================================================================================


                                                       MID CAPITALIZATION FUND
                                     ------------------------------------------------------
                                                  YEAR ENDED JUNE 30, 1996
                                     ------------------------------------------------------
                                     INSTITUTIONAL   INVESTOR A    INVESTOR B    INVESTOR C
                                     -------------   ----------    ----------    ----------
NET ASSET VALUE,
    BEGINNING OF PERIOD ..............  $  16.62      $ 16.56        $ 16.35       $16.40
                                        --------      -------        -------       ------

INVESTMENT ACTIVITIES
   Net investment loss ...............     (0.16)       (0.16)         (0.23)       (0.17)
   Net realized and unrealized
     gain on investments .............      5.03         4.97           4.82         4.79
                                        --------      -------        -------       ------

   Total from Investment
     Activities ......................      4.87         4.81           4.59         4.62
                                        --------      -------        -------       ------

DISTRIBUTIONS
   Net realized gains ................     (0.66)       (0.66)         (0.66)       (0.66)
   In excess of net realized
   gains .............................     (0.00)       (0.00)         (0.00)       (0.00)
                                        --------      -------        -------       ------
    Total Distributions ..............     (0.66)       (0.66)         (0.66)       (0.66)
                                        --------      -------        -------       ------
NET ASSET VALUE,
    END OF PERIOD ....................  $  20.83      $ 20.71        $ 20.28       $20.36
                                        ========      =======        =======       ======
Total Return (excludes sales
   and redemption charges) ...........     29.83%       29.57%         28.59%       28.69%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of
   period (000) ......................  $650,495      $66,260        $15,840       $1,088
Ratio of expenses to average
   net assets ........................      1.29%        1.54%          2.29%        2.29%

Ratio of net investment loss
   to average net assets .............     (0.68)%      (0.94)%        (1.70)%      (1.73)%
Ratio of expenses to average
   net assets* .......................      1.29%        1.54%          2.29%        2.29%
Ratio of net investment loss
    to average net assets* ...........     (0.68)%      (0.94)%        (1.70)%      (1.73)%
Portfolio turnover ...................     49.27%       49.27%         49.27%       49.27%



                                                   MID CAPITALIZATION FUND
                                    ------------------------------------------------------
                                                  YEAR ENDED JUNE 30, 1995
                                    ------------------------------------------------------
                                    INSTITUTIONAL   INVESTOR A    INVESTOR B    INVESTOR C
                                    -------------   ----------    ----------    ----------
NET ASSET VALUE,
    BEGINNING OF PERIOD .............  $  14.70       $ 14.69       $14.63        $16.29
                                       --------       -------       ------        ------

INVESTMENT ACTIVITIES
   Net investment loss ..............     (0.08)        (0.12)       (0.11)        (0.02)
   Net realized and unrealized
     gain on investments ............      3.47          3.46         3.30          1.60
                                       --------       -------       ------        ------

   Total from Investment
     Activities .....................      3.39          3.34         3.19          1.58
                                       --------       -------       ------        ------

DISTRIBUTIONS
   Net realized gains ...............     (0.49)        (0.48)       (0.48)        (0.00)
   In excess of net realized
   gains ............................     (0.98)        (0.99)       (0.99)        (1.47)
                                       --------       -------       ------        ------
    Total Distributions .............     (1.47)        (1.47)       (1.47)        (1.47)
                                       --------       -------       ------        ------
NET ASSET VALUE,
    END OF PERIOD ...................  $  16.62       $ 16.56       $16.35        $16.40
                                       ========       =======       ======        ======
Total Return (excludes sales
   and redemption charges) ..........     25.20%        24.85%       23.88%        23.56%(c)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of
   period (000) .....................  $683,320       $43,803       $6,073        $  153
Ratio of expenses to average
   net assets .......................      1.29%         1.51%        2.29%         2.27%(b)

Ratio of net investment loss
   to average net assets ............     (0.64)%       (0.87)%      (1.61)%       (1.43)%(b)
Ratio of expenses to average
   net assets* ......................      1.29%         1.54%        2.54%         2.53%(b)
Ratio of net investment loss
    to average net assets* ..........     (0.65)%       (0.90)%      (1.87)%       (1.70)%(b)
Portfolio turnover ..................     46.39%        46.39%       46.39%        46.39%


  * DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
    FEE REDUCTIONS HAD NOT OCCURRED, THE RATIOS WOULD HAVE BEEN AS INDICATED.
(A) PERIOD FROM NOVEMBER 16, 1994 (COMMENCEMENT OF OFFERING OF INVESTOR C SHARES) TO JUNE 30, 1995.
(B) ANNUALIZED.
(C) REPRESENTS TOTAL RETURN FOR THE INSTITUTIONAL SHARES FOR THE PERIOD FROM
    JULY 1, 1994 TO NOVEMBER 15, 1994 PLUS THE TOTAL RETURN FOR THE INVESTOR C
    SHARES FOR THE PERIOD FROM NOVEMBER 16, 1994 TO JUNE 30, 1995.


                            See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                      PARKSTONE U.S. GOVERNMENT INCOME FUND
================================================================================


                                                                        U.S. GOVERNMENT INCOME FUND
                                              -------------------------------------------------------------------------------------
                                                    YEAR ENDED MAY 31, 2000                      YEAR ENDED MAY 31, 1999
                                              ------------------------------------------   ----------------------------------------
                                              INSTITUTIONAL    INVESTOR A     INVESTOR B   INSTITUTIONAL   INVESTOR A    INVESTOR B
                                              -------------    ----------     ----------   -------------   ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD .......    $   9.13        $  9.13         $9.11         $   9.27       $  9.27       $  9.24
                                                --------        -------         -----         --------       -------       -------
INVESTMENT ACTIVITIES
   Net investment income ...................        0.56           0.54           0.48            0.57          0.55          0.47
   Net realized and unrealized
     loss on investments ...................       (0.36)         (0.37)         (0.38)          (0.14)        (0.14)        (0.13)
                                                --------        -------         -----         --------       -------       -------
       Total from Investment Activities ....        0.20           0.17           0.10            0.43          0.41          0.34
                                                --------        -------         -----         --------       -------       -------
DISTRIBUTIONS
   Net investment income ...................       (0.56)         (0.53)         (0.47)          (0.57)        (0.55)        (0.47)
                                                --------        -------         -----         --------       -------       -------
       Total Distributions .................       (0.56)         (0.53)         (0.47)          (0.57)        (0.55)        (0.47)
                                                --------        -------         -----         --------       -------       -------
   NET ASSET VALUE, END OF PERIOD ..........    $   8.77        $  8.77         $8.74         $   9.13       $  9.13       $  9.11
                                                ========        =======         =====         ========       =======       =======
Total Return (excludes sales and
    redemption charges) ....................        2.26%          1.96%          1.10%           4.73%         4.46%         3.76%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) ..........    $134,250        $20,790         $9,192        $150,113       $38,190       $16,373
Ratio of expenses to average net assets ....        0.83%          1.08%          1.83%           0.75%         1.00%         1.75%
Ratio of net investment income to
    average net assets .....................        6.28%          6.03%          5.28%           6.15%         5.92%         5.15%
Ratio of expenses to average net assets* ...        0.94%          1.19%          1.94%           1.09%         1.34%         2.09%
Portfolio turnover .........................       73.52%         73.52%         73.52%          52.60%        52.60%        52.60%

  * DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIOS WOULD HAVE BEEN AS INDICATED.

                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                      PARKSTONE U.S. GOVERNMENT INCOME FUND
================================================================================

                                               U.S. GOVERNMENT INCOME FUND
                                  -----------------------------------------------------
                                            ELEVEN MONTHS ENDED MAY 31, 1998
                                  -----------------------------------------------------
                                  INSTITUTIONAL   INVESTOR A    INVESTOR B   INVESTOR C
                                  -------------   ----------    ----------   ----------
NET ASSET VALUE,
    BEGINNING OF PERIOD ...........  $   9.15       $  9.15       $  9.13      $  9.10
                                     --------       -------       -------      -------

INVESTMENT ACTIVITIES
   Net investment income ..........      0.63          0.61          0.55         0.54
   Net realized and unrealized
     gain/(loss) on investments ...      0.08          0.08          0.07         0.08
                                     --------       -------       -------      -------
   Total from Investment
     Activities ...................      0.71          0.69          0.62         0.62
                                     --------       -------       -------      -------
DISTRIBUTIONS
   Net investment
     income .......................     (0.55)        (0.53)        (0.47)       (0.47)
   Tax return of  capital .........     (0.04)        (0.04)        (0.04)       (0.04)
                                     --------       -------       -------      -------
    Total Distributions ...........     (0.59)        (0.57)        (0.51)       (0.51)
                                     --------       -------       -------      -------
NET ASSET VALUE,
    END OF PERIOD .................  $   9.27       $  9.27       $  9.24      $  9.21
                                     ========       =======       =======      =======
Total Return (excludes sales
   and redemption charges) ........      8.04%(a)      7.80%(a)      6.98%(a)     7.03%(a)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of
   period (000) ...................  $161,567       $54,710       $23,739      $   363
Ratio of expenses to average
   net assets .....................      0.75%(b)      1.00%(b)      1.75%(b)     1.74%(b)
Ratio of net investment income
   to average net assets ..........      7.44%(b)      7.20%(b)      6.45%(b)     6.34%(b)
Ratio of expenses to average
   net assets* ....................      1.09%(b)      1.34%(b)      2.09%(b)     2.08%(b)
Portfolio turnover ................    278.94%       278.94%       278.94%      278.94%



                                             U.S. GOVERNMENT INCOME FUND
                                  ----------------------------------------------------
                                                YEAR ENDED JUNE 30, 1997
                                  ----------------------------------------------------
                                  INSTITUTIONAL   INVESTOR A   INVESTOR B   INVESTOR C
                                  -------------   ----------   ----------   ----------
NET ASSET VALUE,
    BEGINNING OF PERIOD ..........   $   9.25       $  9.25      $  9.21      $  9.19
                                     --------       -------      -------      -------

INVESTMENT ACTIVITIES
   Net investment income .........       0.72          0.70         0.63         0.64
   Net realized and unrealized
     gain/(loss) on investments ..      (0.10)        (0.10)       (0.09)       (0.11)
                                     --------       -------      -------      -------
   Total from Investment
     Activities ..................       0.62          0.60         0.54         0.53
                                     --------       -------      -------      -------
DISTRIBUTIONS
   Net investment
     income ......................      (0.61)        (0.59)       (0.52)       (0.50)
   Tax return of  capital ........      (0.11)        (0.11)       (0.10)       (0.12)
                                     --------       -------      -------      -------
    Total Distributions ..........      (0.72)        (0.70)       (0.62)       (0.62)
                                     --------       -------      -------      -------
NET ASSET VALUE,
    END OF PERIOD ................   $   9.15       $  9.15      $  9.13      $  9.10
                                     ========       =======      =======      =======
Total Return (excludes sales
   and redemption charges) .......       6.91%         6.86%        6.06%        6.07%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of
   period (000) ..................   $148,854       $58,589      $23,448      $    69
Ratio of expenses to average
   net assets ....................       0.77%         1.02%        1.77%        1.77%
Ratio of net investment income
   to average net assets .........       7.90%         7.64%        6.89%        6.89%
Ratio of expenses to average
   net assets* ...................       1.11%         1.36%        2.11%        2.11%
Portfolio turnover ...............     499.53%       499.53%      499.53%      499.53%


  * DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE
    REDUCTIONS HAD NOT OCCURRED, THE RATIOS WOULD HAVE BEEN AS INDICATED.
(A) NOT ANNUALIZED.
(B) ANNUALIZED.


                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                      PARKSTONE U.S. GOVERNMENT INCOME FUND
================================================================================


                                               U.S. GOVERNMENT INCOME FUND
                                   ----------------------------------------------------
                                                 YEAR ENDED JUNE 30, 1996
                                   ----------------------------------------------------
                                   INSTITUTIONAL   INVESTOR A   INVESTOR B   INVESTOR C
                                   -------------   ----------   ----------   ----------
NET ASSET VALUE,
    BEGINNING OF PERIOD ............  $   9.42      $  9.42      $  9.39      $  9.36
                                      --------      -------      -------      -------
INVESTMENT ACTIVITIES
   Net investment income ...........      0.75         0.73         0.66         0.66
   Net realized and unrealized
     gain/(loss) on investments ....     (0.17)       (0.17)       (0.18)       (0.17)
                                      --------      -------      -------      -------
   Total from Investment
     Activities ....................      0.58         0.56         0.48         0.49
                                      --------      -------      -------      -------
DISTRIBUTIONS
   Net investment
     income ........................     (0.67)       (0.65)       (0.59)       (0.66)
   Tax return of  capital ..........     (0.08)       (0.08)       (0.07)       (0.00)
                                      --------      -------      -------      -------
    Total Distributions ............     (0.75)       (0.73)       (0.66)       (0.66)
                                      --------      -------      -------      -------
NET ASSET VALUE,
    END OF PERIOD ..................  $   9.25      $  9.25      $  9.21      $  9.19
                                      ========      =======      =======      =======
Total Return (excludes sales
   and redemption charges) .........      6.34%        5.97%        5.22%        5.25%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of
   period (000) ....................  $130,615      $52,250      $19,556      $    70
Ratio of expenses to average
   net assets ......................      0.76%        1.01%        1.76%        1.76%
Ratio of net investment income
   to average net assets ...........      7.94%        7.70%        6.92%        6.92%
Ratio of expenses to average
   net assets* .....................      1.10%        1.35%        2.10%        2.10%
Portfolio turnover .................    348.01%      348.01%      348.01%      348.01%


                                                  U.S. GOVERNMENT INCOME FUND
                                   --------------------------------------------------------
                                                    YEAR ENDED JUNE 30, 1995
                                    -------------------------------------------------------
                                    INSTITUTIONAL   INVESTOR A   INVESTOR B   INVESTOR C(A)
                                    -------------   ----------   ----------   -------------
NET ASSET VALUE,
    BEGINNING OF PERIOD ...........    $   9.41       $  9.41      $  9.38       $  9.12
                                       --------       -------      -------       -------
INVESTMENT ACTIVITIES
   Net investment income ..........        0.76          0.75         0.68          0.28
   Net realized and unrealized
     gain/(loss) on investments ...        0.01         (0.00)        0.01          0.24
                                       --------       -------      -------       -------
   Total from Investment
     Activities ...................        0.77          0.75         0.69          0.52
                                       --------       -------      -------       -------
DISTRIBUTIONS
   Net investment
     income .......................       (0.68)        (0.66)       (0.61)        (0.25)
   Tax return of  capital .........       (0.08)        (0.08)       (0.07)        (0.03)
                                       --------       -------      -------       -------
    Total Distributions ...........       (0.76)        (0.74)       (0.68)        (0.28)
                                       --------       -------      -------       -------
NET ASSET VALUE,
    END OF PERIOD .................    $   9.42       $  9.42      $  9.39       $  9.36
                                       ========       =======      =======       =======
Total Return (excludes sales
   and redemption charges) ........        8.70%         8.46%        7.71%         5.26%(c)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of
   period (000) ...................    $110,190       $50,931      $ 8,478       $    29
Ratio of expenses to average
   net assets .....................        0.83%         1.04%        1.83%         2.88%(b)
Ratio of net investment income
   to average net assets ..........        8.25%         8.03%        7.28%        11.54%(b)
Ratio of expenses to average
   net assets* ....................        1.19%         1.44%        2.44%         2.88%(b)
Portfolio turnover ................      114.71%       114.71%      114.71%       114.71%



 *  DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
    FEE REDUCTIONS HAD NOT OCCURRED, THE RATIOS WOULD HAVE BEEN AS INDICATED.
(A) PERIOD FROM NOVEMBER 16, 1994 (COMMENCEMENT OF OFFERING OF INVESTOR C SHARES) TO
    JUNE 30, 1995.
(B) ANNUALIZED.
(C) REPRESENTS TOTAL RETURN FOR THE INSTITUTIONAL SHARES FOR THE PERIOD FROM JULY 1, 1994
    TO NOVEMBER 15, 1994 PLUS THE TOTAL RETURN FOR THE INVESTOR C SHARES FOR THE PERIOD
    FROM NOVEMBER 16, 1994 TO JUNE 30, 1995.


                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                     PARKSTONE MICHIGAN MUNICIPAL BOND FUND
================================================================================




                                                                        MICHIGAN MUNICIPAL BOND FUND
                                          --------------------------------------------------------------------------------------
                                                    YEAR ENDED MAY 31, 2000                      YEAR ENDED MAY 31, 1999
                                          -------------------------------------------    ---------------------------------------
                                           INSTITUTIONAL   INVESTOR A     INVESTOR B      INSTITUTIONAL  INVESTOR A  INVESTOR B
                                          --------------  ------------   ------------    -------------- -----------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD ....... $  10.91        $ 10.91        $10.92          $  11.06      $ 11.06      $11.07
                                             --------        -------        ------          --------      -------      ------
INVESTMENT ACTIVITIES
   Net investment income ...................     0.47           0.45          0.37              0.47         0.44        0.36
   Net realized and unrealized loss
     on investments ........................    (0.52)         (0.53)        (0.53)            (0.08)       (0.08)      (0.08)
                                             --------        -------        ------          --------      -------      ------
       Total from Investment Activities ....    (0.05)         (0.08)        (0.16)             0.39         0.36        0.28
                                             --------        -------        ------          --------      -------      ------
DISTRIBUTIONS
   Net investment income ...................    (0.47)         (0.44)        (0.36)            (0.47)       (0.44)      (0.36)
   Net realized gains ......................    (0.01)         (0.01)        (0.01)            (0.07)       (0.07)      (0.07)
                                             --------        -------        ------          --------      -------      ------
       Total Distributions .................    (0.48)         (0.45)        (0.37)            (0.54)       (0.51)      (0.43)
                                             --------        -------        ------          --------      -------      ------
   NET ASSET VALUE, END OF PERIOD .......... $  10.38        $ 10.38        $10.39          $  10.91      $ 10.91      $10.92
                                             ========        =======        ======          ========      =======      ======
Total Return (excludes sales and
    redemption charges) ....................    (0.42)%        (0.68)%       (1.41)%            3.54%        3.38%       2.52%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) .......... $156,734        $14,799        $1,881          $192,536      $28,305      $3,217
Ratio of expenses to average net assets ....     0.81%          1.06%         1.81%             0.76%        1.01%       1.76%
Ratio of net investment income to
    average net assets .....................     4.46%          4.21%         3.46%             4.21%        3.96%       3.21%
Ratio of expenses to average net assets* ...     0.91%          1.16%         1.91%             1.05%        1.29%       2.05%
Portfolio turnover .........................     9.60%          9.60%         9.60%             6.52%        6.52%       6.52%


  * DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.

                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                     PARKSTONE MICHIGAN MUNICIPAL BOND FUND
================================================================================

                                                                      MICHIGAN MUNICIPAL BOND FUND
                                           -------------------------------------------------------------------------------------
                                                    YEAR ENDED MAY 31, 1998                     YEAR ENDED JUNE 30, 1997
                                           ------------------------------------------     --------------------------------------
                                           INSTITUTIONAL   INVESTOR A     INVESTOR B      INSTITUTIONAL  INVESTOR A   INVESTOR B
                                           -------------  ------------   ------------     -------------  ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD ......  $  10.89       $  10.89        $10.90          $  10.77      $ 10.76       $10.76
                                             --------       --------        ------          --------      -------       ------
INVESTMENT ACTIVITIES
   Net investment income ..................      0.44           0.42          0.34              0.51         0.49         0.41
   Net realized and unrealized
     gain on investments ..................      0.23           0.23          0.23              0.14         0.14         0.13
                                             --------       --------        ------          --------      -------       ------
       Total from Investment Activities ...      0.67           0.65          0.57              0.65         0.63         0.54
                                             --------       --------        ------          --------      -------       ------
DISTRIBUTIONS
   Net investment income ..................     (0.47)         (0.45)        (0.37)            (0.49)       (0.46)       (0.36)
   Net realized gains .....................     (0.03)         (0.03)        (0.03)            (0.04)       (0.04)       (0.04)
                                             --------       --------        ------          --------      -------       ------
       Total Distributions ................     (0.50)         (0.48)        (0.40)            (0.53)       (0.50)       (0.40)
                                             --------       --------        ------          --------      -------       ------
   NET ASSET VALUE, END OF PERIOD .........  $  11.06       $  11.06        $11.07          $  10.89      $ 10.89       $10.90
                                             ========       ========        ======          ========      =======       ======
Total Return (excludes sales and
    redemption charges) ...................      6.30%(a)       5.96%(a)      5.32%(a)          6.11%        5.89%        5.05%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) .........  $206,246        $38,536        $3,983          $194,950      $38,302       $3,503
Ratio of expenses to average net assets ...      0.74%(b)       0.99%(b)      1.74%(b)          0.76%        1.01%        1.76%
Ratio of net investment income to
    average net assets ....................      4.34%(b)       4.09%(b)      3.34%(b)          4.73%        4.48%        3.73%
Ratio of expenses to average net assets* ..      1.03%(b)       1.28%(b)      2.03%(b)          1.05%        1.30%        2.05%
Portfolio turnover ........................     26.24%         26.24%        26.24%            28.48%       28.48%       28.48%

  * DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
(A) NOT ANNUALIZED.
(B) ANNUALIZED.

                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                     PARKSTONE MICHIGAN MUNICIPAL BOND FUND
================================================================================


                                               MICHIGAN MUNICIPAL BOND FUND
                                           ---------------------------------------
                                                   YEAR ENDED JUNE 30, 1996
                                           ---------------------------------------
                                           INSTITUTIONAL   INVESTOR A   INVESTOR B
                                           -------------   ----------   ----------
NET ASSET VALUE,
    BEGINNING OF PERIOD ...................  $  10.76       $ 10.75       $10.75
                                             --------       -------       ------
INVESTMENT ACTIVITIES
   Net investment income/(loss) ...........      0.50          0.47         0.40
   Net realized and unrealized gain
     on investments .......................      0.04          0.04         0.04
                                             --------       -------       ------
   Total from Investment
     Activities ...........................      0.54          0.51         0.44
                                             --------       -------       ------
DISTRIBUTIONS
   Net investment income ..................     (0.50)        (0.47)       (0.40)
   Net realized gains .....................     (0.03)        (0.03)       (0.03)
                                             --------       -------       ------
    Total Distributions ...................     (0.53)        (0.50)       (0.43)
                                             --------       -------       ------
NET ASSET VALUE, END OF PERIOD ............  $  10.77       $ 10.76       $10.76
                                             ========       =======       ======
Total Return (excludes sales
   and redemption charges) ................      5.12%         4.87%        4.13%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) .........  $185,191       $36,681       $3,565
Ratio of expenses to average net assets ...      0.77%         1.02%        1.77%
Ratio of net investment income/(loss)
   to average net assets ..................      4.57%         4.32%        3.57%
Ratio of expenses to average net assets* ..      1.06%         1.31%        2.06%
Portfolio turnover ........................     27.66%        27.66%       27.66%



                                                            MICHIGAN MUNICIPAL BOND FUND
                                           --------------------------------------------------------------
                                                               YEAR ENDED JUNE 30, 1995
                                            -------------------------------------------------------------
                                            INSTITUTIONAL    INVESTOR A    INVESTOR B   INVESTOR C (A)(B)
                                            -------------    ----------    ----------   -----------------
NET ASSET VALUE,
    BEGINNING OF PERIOD ...................   $  10.53        $ 10.53        $10.52          $10.11
                                              --------        -------        ------          ------
INVESTMENT ACTIVITIES
   Net investment income/(loss) ...........       0.50           0.48          0.40           (0.02)
   Net realized and unrealized gain
     on investments .......................       0.25           0.23          0.24            0.62
                                              --------        -------        ------          ------
   Total from Investment
     Activities ...........................       0.75           0.71          0.64            0.60
                                              --------        -------        ------          ------
DISTRIBUTIONS
   Net investment income ..................      (0.50)         (0.48)        (0.40)          (0.00)
   Net realized gains .....................      (0.02)         (0.01)        (0.01)          (0.17)
                                              --------        -------        ------          ------
    Total Distributions ...................      (0.52)         (0.49)        (0.41)          (0.17)
                                              --------        -------        ------          ------
NET ASSET VALUE, END OF PERIOD ............   $  10.76        $ 10.75        $10.75          $10.54
                                              ========        =======        ======          ======
Total Return (excludes sales
   and redemption charges) ................       7.33%          6.99%         6.28%           3.39%(d)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) .........   $176,068        $37,874        $2,270              --
Ratio of expenses to average net assets ...       0.78%          1.00%         1.78%           0.48%(c)
Ratio of net investment income/(loss)
   to average net assets ..................       4.79%          4.57%         3.80%          (0.32)%(c)
Ratio of expenses to average net assets* ..       1.07%          1.32%         2.32%           0.48%(c)
Portfolio turnover ........................      26.06%         26.06%        26.06%          26.06%


  * DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY
    FEE REDUCTIONS HAD NOT OCCURRED, THE RATIOS WOULD HAVE BEEN AS INDICATED.
(A) THERE WAS ONLY ONE SHARE OUTSTANDING FOR THE INVESTOR C SHARES AT JUNE 30, 1995.
(B) PERIOD FROM NOVEMBER 16, 1994 (COMMENCEMENT OF OFFERING OF INVESTOR C SHARES) TO JUNE 30, 1995.
(C) ANNUALIZED.
(D) REPRESENTS TOTAL RETURN FOR THE INSTITUTIONAL SHARES FOR THE PERIOD FROM
    JULY 1, 1994 TO NOVEMBER 15, 1994 PLUS THE TOTAL RETURN FOR THE INVESTOR C
    SHARES FOR THE PERIOD FROM NOVEMBER 16, 1994 TO JUNE 30, 1995, NOT ANNUALIZED.

                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                             PARKSTONE TREASURY FUND
================================================================================

                                                                  TREASURY FUND
                                             --------------------------------------------------------
                                               YEAR ENDED MAY 31, 2000       YEAR ENDED MAY 31, 1999
                                             ---------------------------   --------------------------
                                             INSTITUTIONAL    INVESTOR A   INSTITUTIONAL   INVESTOR A
                                             -------------    ----------   -------------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD .......   $  1.000        $ 1.000       $  1.000        $ 1.000
                                               --------        -------       --------        -------
   Investment Activities ...................      0.048          0.047          0.045          0.044
   Distributions ...........................     (0.048)        (0.047)        (0.045)        (0.044)
                                               --------        -------       --------        -------
   NET ASSET VALUE, END OF PERIOD ..........   $  1.000        $ 1.000       $  1.000        $ 1.000
                                               ========        =======       ========        =======
Total Return ...............................       4.90%          4.80%          4.61%          4.51%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) ..........   $227,447        $ 1,835       $269,534        $ 9,161
Ratio of expenses to average net assets ....       0.56%          0.66%          0.58%          0.67%
Ratio of net investment income to
    average net assets .....................       4.77%          4.67%          4.52%          4.77%
Ratio of expenses to average net assets* ...       0.60%          0.85%          0.68%          0.91%

  * DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.


                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                             PARKSTONE TREASURY FUND
================================================================================


                                                                        TREASURY FUND
                                                  ----------------------------------------------------------
                                                         ELEVEN MONTHS
                                                      ENDED MAY 31, 1998           YEAR ENDED JUNE 30, 1997
                                                  --------------------------      --------------------------
                                                  INSTITUTIONAL   INVESTOR A      INSTITUTIONAL   INVESTOR A
                                                  -------------   ----------      -------------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $  1.000       $  1.000       $  1.000         $  1.000
                                                    --------       --------       --------         --------
Investment Activities ..........................       0.046          0.045          0.048            0.047
Distributions ..................................      (0.046)        (0.045)        (0.048)          (0.047)
                                                    --------       --------       --------         --------
NET ASSET VALUE, END OF PERIOD .................    $  1.000       $  1.000       $  1.000         $  1.000
                                                    ========       ========       ========         ========
    Total Return ...............................        4.70%(a)       4.61%(a)       4.93%            4.82%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) ..............    $321,584       $240,208       $324,377         $176,006
Ratio of expenses to average net assets ........        0.57%(b)       0.67%(b)       0.57%            0.67%
Ratio of net investment income to
    average net assets .........................        5.00%(b)       4.90%(b)       4.83%            4.72%
Ratio of expenses to average net assets* .......        0.67%(b)       0.92%(b)       0.67%            0.92%


  * DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE
    REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
(A) NOT ANNUALIZED.
(B) ANNUALIZED.


                             See Accompanying Notes

                              FINANCIAL HIGHLIGHTS
                             PARKSTONE TREASURY FUND
================================================================================

                                                                          TREASURY FUND
                                                  --------------------------------------------------------
                                                   YEAR ENDED JUNE 30, 1996      YEAR ENDED JUNE 30, 1995
                                                  ---------------------------   --------------------------
                                                  INSTITUTIONAL    INVESTOR A   INSTITUTIONAL   INVESTOR A
                                                  -------------    ----------   -------------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD .............  $  1.000        $  1.000      $  1.000       $  1.000
                                                    --------        --------      --------       --------
Investment Activities ............................     0.050           0.049         0.048          0.047
Distributions ....................................    (0.050)         (0.049)       (0.048)        (0.047)
                                                    --------        --------      --------       --------
NET ASSET VALUE, END OF PERIOD ...................  $  1.000        $  1.000      $  1.000       $  1.000
                                                    ========        ========      ========       ========
    Total Return .................................      5.14%           5.04%         4.91%          4.81%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) ................  $223,416        $158,723      $192,232       $105,391
Ratio of expenses to average net assets ..........      0.60%           0.70%         0.64%          1.75%
Ratio of net investment income to
    average net assets ...........................      4.98%           4.87%         4.95%          4.82%
Ratio of expenses to average net assets* .........      0.70%           0.95%         0.78%          1.04%

  * DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                       PARKSTONE LARGE CAPITALIZATION FUND
================================================================================

MAY 31, 2000


                                                  NUMBER    VALUE
                                                OF SHARES   (000)
                                                ---------   -----
COMMON STOCK -- 96.6%
BIOLOGICAL TECHNOLOGY -- 1.1%
  Amgen* .....................................    56,600   $ 3,601
                                                           -------
BUSINESS SERVICES -- 4.3%
  Automatic Data Processing ..................    63,800     3,505
  Ceridian* ..................................    40,000       965
  Computer Sciences* .........................    61,200     5,871
  Concord EFS* ...............................    98,640     2,392
  Marchfirst* ................................    40,000       755
                                                           -------
                                                            13,488
                                                           -------
CABLE TELEVISION -- 0.2%
  Comcast, Cl A Special ......................    20,000       757
                                                           -------
COMMUNICATIONS EQUIPMENT -- 7.6%
  ADC Telecommunications* ....................    64,800     4,354
  Lucent Technologies ........................   148,384     8,514
  Motorola ...................................    16,200     1,519
  Nortel Networks ............................   126,800     6,887
  Qualcomm* ..................................    39,904     2,649
                                                           -------
                                                            23,923
                                                           -------
COMPUTER HARDWARE -- 13.6%
  Cisco Systems* .............................   320,776    18,264
  Dell Computer* .............................   124,000     5,347
  EMC* .......................................    56,632     6,587
  International Business Machines ............    71,320     7,654
  Sun Microsystems* ..........................    65,776     5,040
                                                           -------
                                                            42,892
                                                           -------
COMPUTER SOFTWARE -- 8.3%
  Amdocs Ltd.* ...............................    15,000       929
  BMC Software* ..............................    55,000     2,420
  Microsoft* .................................   201,544    12,609
  Oracle* ....................................   118,400     8,510
  Siebel Systems* ............................     5,000       585
  Veritas Software* ..........................    10,000     1,165
                                                           -------
                                                            26,218
                                                           -------
DIVERSIFIED MANUFACTURING -- 9.1%
  General Electric ...........................   300,024    15,789
  Honeywell International ....................    60,538     3,311
  Tyco International .........................   153,072     7,204
  United Technologies ........................    38,840     2,347
                                                           -------
                                                            28,651
                                                           -------
ENTERTAINMENT -- 2.0%
  Time Warner# ...............................    79,200     6,252
                                                           -------


                                                  NUMBER    VALUE
                                                OF SHARES   (000)
                                                ---------   -----
COMMON STOCK -- CONTINUED
FOOD & BEVERAGE -- 1.0%
  Anheuser Busch .............................    10,000   $   775
  Coca Cola ..................................    20,000     1,067
  PepsiCo ....................................    35,000     1,424
                                                           -------
                                                             3,266
                                                           -------
HEALTH CARE DIVERSIFIED -- 1.5%
  Johnson & Johnson ..........................    51,760     4,633
                                                           -------
HEALTH CARE MAJOR DRUGS -- 13.1%
  Bristol-Myers Squibb .......................    94,600     5,209
  Lilly (Eli) ................................    46,200     3,517
  Merck ......................................    99,280     7,409
  Pfizer .....................................   180,000     8,021
  Schering-Plough ............................   136,000     6,579
  Warner-Lambert .............................    87,800    10,723
                                                           -------
                                                            41,458
                                                           -------
HEALTH CARE MEDICAL PRODUCTS & SUPPLIES-- 2.7%
  Baxter International .......................    55,000     3,657
  Guidant* ...................................    21,960     1,112
  Medtronic ..................................    71,360     3,684
                                                           -------
                                                             8,453
                                                           -------
HOUSEHOLD PRODUCTS -- 2.2%
  Colgate Palmolive ..........................    56,304     2,963
  Procter & Gamble ...........................    57,824     3,845
                                                           -------
                                                             6,808
                                                           -------
INFORMATION RETRIEVAL SERVICES -- 0.4%
  America Online* ............................    25,000     1,325
                                                           -------
INSURANCE -- 1.5%
  American International Group ...............    42,986     4,839
                                                           -------
MISCELLANEOUS BUSINESS SERVICES -- 0.2%
  Sapient* ...................................     5,000       500
                                                           -------
OFFICE & BUSINESS EQUIPMENT -- 0.7%
  Lexmark International, Cl A* ...............    31,000     2,162
                                                           -------
PETROLEUM & FUEL PRODUCTS -- 2.7%
  Schlumberger ...............................    75,600     5,561
  Transocean Sedco Forex .....................    61,000     3,000
                                                           -------
                                                             8,561
                                                           -------
PETROLEUM REFINING -- 0.2%
  Coastal ....................................    10,000       614
                                                           -------
RETAIL DRUG STORES -- 1.1%
  Walgreen ...................................   125,640     3,565
                                                           -------
RETAIL FOOD CHAINS -- 1.2%
  Safeway* ...................................    84,960     3,919
                                                           -------


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                       PARKSTONE LARGE CAPITALIZATION FUND
================================================================================

MAY 31, 2000
                                             NUMBER       VALUE
                                           OF SHARES      (000)
                                           ---------      -----

COMMON STOCK -- CONTINUED
RETAIL STORES -- 5.6%
  Circuit City ......................        20,000    $       996
  Home Depot ........................        94,900          4,632
  Kohls* ............................        32,960          1,706
  Target ............................        43,560          2,731
  Wal-Mart ..........................       131,472          7,576
                                                       -----------
                                                            17,641
                                                       -----------
SEMI-CONDUCTOR EQUIPMENT -- 2.2%
  Applied Materials* ................        54,800          4,576
  KLA-Tencor* .......................        47,840          2,371
                                                       -----------
                                                             6,947
                                                       -----------
SEMI-CONDUCTORS/INSTRUMENTS -- 10.9%
  Altera* ...........................        30,400          2,611
  Analog Devices* ...................        51,400          3,958
  Intel .............................       142,000         17,706
  Micron Technology*# ...............        60,000          4,196
  Texas Instruments .................        83,808          6,055
                                                       -----------
                                                            34,526
                                                       -----------
TELEPHONE & TELECOMMUNICATION -- 3.2%
  Alltel ............................        47,304          3,095
  Nextel, Cl A* .....................        20,000          1,852
  SBC Communications ................        54,000          2,359
  Sprint ............................        15,000            907
  Worldcom* .........................        52,320          1,969
                                                       -----------
                                                            10,182
                                                       -----------
TOTAL COMMON STOCK
   (Cost $186,759) ..................                      305,181
                                                       -----------
CASH EQUIVALENT -- 3.7%
  Goldman Sachs Financial Square
    Prime Obligation
    Money Market Fund ...............    11,702,704         11,703
                                                       -----------
TOTAL CASH EQUIVALENT
   (Cost $11,703) ................... .............         11,703
                                                       -----------
TOTAL INVESTMENTS -- 100.3%
   (Cost $198,462) ................................        316,884
                                                       ===========
OTHER ASSETS AND LIABILITIES,
   NET -- (0.3%) ..................................           (867)
                                                       -----------

                                                          VALUE
                                                          (000)
                                                          -----
NET ASSETS:
  Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 13,875,178 outstanding
   shares of beneficial interest ..................    $   106,959
  Portfolio Shares of Investor A Class
   (unlimited authorization-- no par
   value) based on 1,087,565 outstanding
   shares of beneficial interest ..................         27,126
  Portfolio Shares of Investor B Class
   (unlimited authorization -- no par value)
   based on 826,698 outstanding
   shares of beneficial interest ..................         26,678
  Accumulated net realized gain on
   investments ....................................         36,832
  Net unrealized appreciation
   on investments .................................        118,422
                                                       -----------
TOTAL NET ASSETS -- 100.0% ........................    $   316,017
                                                       ===========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- INSTITUTIONAL CLASS ...................         $20.09
                                                       ===========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- INVESTOR A
   CLASS ..........................................         $19.81
                                                       ===========
MAXIMUM OFFERING PRICE PER
   SHARE -- INVESTOR A CLASS
   ($19.81 / 94.5%) ...............................         $20.96
                                                       ===========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- INVESTOR B
   CLASS ..........................................         $19.08
                                                       ===========

------------------------------------------------
* NON-INCOME PRODUCING SECURITY.
# SECURITY FULLY OR PARTIALLY ON LOAN.
CL--CLASS


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                        PARKSTONE MID CAPITALIZATION FUND
================================================================================

MAY 31, 2000
                                                  NUMBER    VALUE
                                                OF SHARES   (000)
                                                ---------   -----
COMMON STOCK -- 87.5%
AIR TRANSPORTATION -- 1.0%
  Southwest Airlines .........................   185,300   $ 3,555
                                                           -------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 2.9%
  GM, Hughes Electronics*# ...................    28,500     2,805
  Univision Communications* ..................    18,700     1,926
  Westwood One* ..............................   164,800     5,469
                                                           -------
                                                            10,200
                                                           -------
BUSINESS SERVICES -- 7.7%
  American Management Systems*# ..............   114,700     4,294
  Appnet* ....................................    39,200       853
  Computer Sciences* .........................    33,500     3,214
  Concord EFS* ...............................   241,200     5,849
  Exodus Communications*# ....................    36,800     2,597
  Fiserv* ....................................    40,800     1,907
  Jack Henry & Associates ....................    85,500     3,718
  Verisign* ..................................    20,800     2,816
  Viant*# ....................................    49,300     1,233
                                                           -------
                                                            26,481
                                                           -------
COMMUNICATIONS EQUIPMENT -- 3.4%
  Commscope* .................................    92,700     3,581
  Comverse Technology*# ......................    89,800     8,205
                                                           -------
                                                            11,786
                                                           -------
COMPUTER HARDWARE -- 2.1%
  American Power Conversion* .................    47,700     1,690
  Gateway*# ..................................    66,200     3,277
  Network Appliance* .........................    33,800     2,182
                                                           -------
                                                             7,149
                                                           -------
COMPUTER SOFTWARE -- 10.7%
  Adobe Systems ..............................    31,000     3,489
  Bea Systems* ...............................    72,400     2,615
  Citrix Systems*# ...........................    42,200     2,221
  i2 Technologies* ...........................    16,000     1,702
  Iona Technologies PLC* .....................    45,800     2,001
  Mercury Interactive* .......................    25,600     2,170
  Rational Software* .........................    63,600     4,663
  Remedy* ....................................    98,000     4,067
  Siebel Systems* ............................    37,300     4,364
  Symantec* ..................................    68,800     4,524
  Veritas Software*# .........................    44,400     5,173
                                                           -------
                                                            36,989
                                                           -------
DRUGS & HEALTH CARE -- 3.4%
  Forest Laboratories* .......................    84,800     7,505
  Immunex* ...................................    69,100     1,788
  Medimmune* .................................    16,100     2,502
                                                           -------
                                                            11,795
                                                           -------


                                                  NUMBER    VALUE
                                                OF SHARES   (000)
                                                ---------   -----
COMMON STOCK -- CONTINUED
ELECTRONICS -- 1.1%
  Gentex* ....................................   124,000   $ 3,844
                                                           -------
ENERGY SERVICES -- 6.8%
  BJ Services Companies* .....................    75,900     5,436
  Ensco International ........................   145,900     5,097
  Global Marine*# ............................   137,900     3,904
  Nabors Industries* .........................   102,800     4,420
  Noble Drilling* ............................   103,700     4,498
                                                           -------
                                                            23,355
                                                           -------
ENTERTAINMENT -- 0.7%
  Macrovision* ...............................    33,900     2,369
                                                           -------
FINANCIAL SERVICES -- 1.0%
  Capital One ................................    71,400     3,374
                                                           -------
INSURANCE -- 1.6%
  Aflac ......................................   105,200     5,438
                                                           -------
MEASURING DEVICES -- 0.5%
  PE Biosystems ..............................    31,300     1,737
                                                           -------
MISCELLANEOUS BUSINESS SERVICES -- 0.3%
  Inktomi*# ..................................    10,600     1,183
                                                           -------
OFFICE & BUSINESS EQUIPMENT -- 2.3%
  Electronics for Imaging*# ..................   100,600     3,703
  Lexmark International, Cl A* ...............    59,700     4,164
                                                           -------
                                                             7,867
                                                           -------
PETROLEUM & FUEL PRODUCTS -- 1.4%
  Apache .....................................    80,400     4,894
                                                           -------
PROFESSIONAL SERVICES -- 0.8%
  Paychex ....................................    80,400     2,814
                                                           -------
RESTAURANTS -- 0.9%
  Jack in the Box* ...........................   122,900     3,049
                                                           -------
RETAIL -- 5.9%
  Best Buy* ..................................    45,000     2,880
  BJ's Wholesale Club* .......................   166,300     5,155
  Circuit City ...............................    40,600     2,022
  Family Dollar Stores# ......................   194,000     3,832
  Linens 'N Things* ..........................    90,500     2,404
  Men's Wearhouse* ...........................   201,800     4,023
                                                           -------
                                                            20,316
                                                           -------
SEMI-CONDUCTORS/INSTRUMENTS -- 22.3%
  Advanced Micro Devices* ....................    82,500     6,719
  Altera*# ...................................    96,800     8,313
  Analog Devices* ............................    85,800     6,607
  Broadcom, Cl A*# ...........................    16,200     2,107
  JDS Uniphase* ..............................    66,300     5,834
  KLA-Tencor* ................................    77,600     3,846



                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                        PARKSTONE MID CAPITALIZATION FUND
================================================================================

MAY 31, 2000
                                    NUMBER OF SHARES/   VALUE
                                        PAR (000)       (000)
                                    ----------------    -----
COMMON STOCK -- CONTINUED
SEMI-CONDUCTORS/INSTRUMENTS -- CONTINUED
  LSI Logic* ..........................   68,400     $  3,604
  Maxim Integrated Products*# .........   72,700        4,612
  Novellus Systems* ...................   92,800        4,472
  PMC-Sierra* .........................   24,800        3,801
  RF Micro Devices* ...................   53,600        5,628
  SDL*# ...............................   12,700        2,877
  Teradyne* ...........................   72,400        6,226
  Vitesse Semiconductor* ..............   43,200        2,187
  Xilinx* .............................  135,200       10,292
                                                     --------
                                                       77,125
                                                     --------
TECHNOLOGY -- 2.9%
  Jabil Circuit* ......................  107,700        3,931
  Sanmina*# ...........................   69,300        4,409
  Symbol Technologies .................   42,000        1,851
                                                     --------
                                                       10,191
                                                     --------
TELEPHONE & TELECOMMUNICATION -- 5.1%
  Broadwing ...........................   93,600        2,229
  McLeodUSA, CL A*# ...................  175,500        3,510
  Nextel, Cl A* .......................   41,400        3,835
  NTL*# ...............................   28,000        1,654
  Voicestream Wireless*# ..............   37,400        4,282
  Winstar Communications*# ............   78,299        2,222
                                                     --------
                                                       17,732
                                                     --------
UTILITY SERVICES -- 2.7%
  AES*# ...............................  106,500        9,292
                                                     --------
TOTAL COMMON STOCK
   (Cost $208,066) ....................               302,535
                                                     --------
CASH EQUIVALENT -- 3.9%
  Goldman Sachs Financial Square
    Prime Obligation
    Money Market Fund ..............  13,628,009       13,628
                                                     --------
TOTAL CASH EQUIVALENT
   (Cost $13,628)                                      13,628
                                                     --------
REPURCHASE AGREEMENT -- 8.2%
  Prudential
    (dated 05/31/00, matures 06/01/00,
    repurchase price $28,505,067;
    collateralized by FHLMC and
    FNMA obligations: total
    value $29,161,518) ................   28,500       28,500
                                                     --------
TOTAL REPURCHASE AGREEMENT
   (Cost $28,500) ..............................       28,500
                                                     --------
TOTAL INVESTMENTS -- 99.6%
   (Cost $250,194) .............................     $344,663
                                                     ========
OTHER ASSETS AND LIABILITIES,
   NET -- 0.4% .................................        1,265
                                                     --------
NET ASSETS:
  Portfolio Shares of Institutional Class
   (unlimited authorization-- no par
   value) based on 17,749,955 outstanding
   shares of beneficial interest ...............       86,264
  Portfolio Shares of Investor A Class
   (unlimited authorization -- no par value)
   based on 2,973,929 outstanding
   shares of beneficial interest ...............       71,839
  Portfolio Shares of Investor B Class
   (unlimited authorization -- no par value)
   based on 1,332,568 outstanding
   shares of beneficial interest ...............       35,958
  Accumulated net realized gain on
   investments and futures .....................       55,908
  Net unrealized appreciation on
   investments and futures .....................       95,959
                                                     --------
TOTAL NET ASSETS -- 100.0% .....................     $345,928
                                                     ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- INSTITUTIONAL CLASS ................       $15.84
                                                     ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- INVESTOR A
   CLASS .......................................       $15.53
                                                     ========
MAXIMUM OFFERING PRICE PER
   SHARE -- INVESTOR A CLASS
   ($15.53 / 94.5%) ............................       $16.43
                                                     ========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- INVESTOR B
   CLASS .......................................       $13.95
                                                     ========

------------------------------------------------
* NON-INCOME PRODUCING SECURITY.
# SECURITY FULLY OR PARTIALLY ON LOAN.
CL--CLASS
FHLMC--FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION



                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                      PARKSTONE U.S. GOVERNMENT INCOME FUND
================================================================================

MAY 31, 2000

                                           PAR         VALUE
                          MATURITY        (000)        (000)
                          --------      ---------      -----
ASSET BACKED SECURITIES -- 5.6%
  Amresco Residential Mortgage,
    Series 1997-1, Cl B1A (A)
      7.410% ............. 03/25/27     $ 2,027       $ 1,984
  Cityfed Mortgage Trust,
    Series 1, Cl D
     10.000% ............. 01/01/18          87            88
  Option One Mortgage Loan Trust,
    Series 2000-1, Cl M2 (A)
      6.940% ............. 04/25/30       4,000         3,993
  Security Mortgage Acceptance
    Corporation, Series B, Cl 4
      9.000% ............. 12/01/16       2,545         2,615
  Structured Mortgage Asset
    Residential Trust,
    Series 1992-2, Cl I
      8.250% ............. 06/25/19         546           557
                                                      -------
TOTAL ASSET BACKED SECURITIES
   (Cost $9,394) ..............................         9,237
                                                      -------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 3.2%
  Credit Suisse First Boston Mortgage
     Securities, Series 1997-C1, Cl A1C
      7.240% ............. 04/20/07       2,200         2,131
  Drexel Burnham Lambert Trust,
    Series H, Cl 4
      8.500% ............. 04/01/17       1,394         1,384
  Mdc Asset Investors Trust,
    Series XI, Cl 8
      7.000% ............. 02/20/19         416           414
  Merrill Lynch Mortgage Investors,
    Series 1996-C1, Cl A1
      7.150% ............. 04/25/28       1,325         1,305
                                                      -------
TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS
   (Cost $5,470) ..............................         5,234
                                                      -------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 88.5%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 7.1%
      7.500% ................ 05/15/22    1,454         1,429
      8.000% ..... 09/01/03 - 03/01/22    1,822         1,845
      8.500% ..... 03/01/06 - 01/01/22    1,957         2,014
      8.750% ..... 06/01/16 - 07/01/17      646           669
      9.000% ..... 09/01/01 - 09/01/20    2,092         2,175
      9.250% ..... 08/01/13 - 11/01/19      178           187
      9.750% ..... 11/01/08 - 04/01/09      409           436
     10.000% ..... 06/01/05 - 09/01/16    1,969         2,080
     10.500% ..... 07/01/00 - 11/01/02       96            98
     11.500% ..... 10/01/00 - 01/01/01        9             9



                                           PAR         VALUE
                              MATURITY    (000)        (000)
                              --------  ---------      -----
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- CONTINUED
FEDERAL HOME LOAN MORTGAGE CORPORATION -- CONTINUED
     12.000% ..... 10/01/00 - 11/01/00  $     2       $     2
     12.250% ................ 08/01/15      687           785
                                                      -------
                                                       11,729
                                                      -------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 27.1%
      6.000% ..... 05/25/14 - 02/01/29   26,035        23,102
      6.500% ..... 02/01/28 - 07/01/29    9,204         8,531
      7.500% ..... 05/25/21 - 11/01/22    3,602         3,506
      8.000% ..... 12/01/17 - 03/01/23    6,656         6,624
      8.500% ..... 11/01/21 - 09/01/23      519           530
      9.000% ..... 06/01/09 - 10/01/19      408           422
      9.500% ...............  09/01/11      514           538
     10.000% ...............  06/01/21       93           100
     10.500% ..... 09/01/00 - 05/01/04      100           106
     11.000% ..... 08/01/00 - 09/01/06       43            45
     11.250% ..... 06/01/13 - 12/01/15       63            69
     11.500% ..... 08/01/00 - 11/01/00        3             3
     12.000% ...............  08/01/00        3             3
     12.500% ...............  05/01/15      645           738
     14.000% ...............  11/01/12      182           201
                                                      -------
                                                       44,518
                                                      -------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 44.2%
      6.000% ..... 11/15/28 - 07/20/29   29,342        26,608
      6.500% ..... 11/15/23 - 12/15/23      337           318
      7.000% ..... 10/15/22 - 03/15/29    6,407         6,174
      7.500% ..... 05/15/22 - 12/15/29    2,503         2,466
      8.000% ..... 04/15/17 - 05/20/24    1,785         1,799
      8.250% ..... 01/15/05 - 06/15/16      921           940
      8.500% ..... 03/20/17 - 09/15/24      512           521
      8.750% ..... 08/15/08 - 06/15/17      455           468
      9.000% ..... 10/15/04 - 12/15/22    3,808         3,928
      9.250% ..... 05/15/16 - 05/15/21    1,138         1,184
      9.500% ..... 06/15/09 - 05/15/22   10,645        11,154
     10.500% ..... 09/15/00 - 09/15/04      160           167
     11.000% ..... 08/15/00 - 02/15/01       57            57
     11.500% ..... 06/20/04 - 12/15/15      453           500
     12.000% ..... 08/15/12 - 05/15/18    1,930         2,186
     12.500% ..... 04/15/10 - 01/20/16    3,571         4,043
     12.750% ..... 09/20/13 - 12/20/14      183           207
     13.000% ..... 11/15/10 - 06/20/15    1,675         1,927
     13.500% ..... 05/15/10 - 06/20/15    1,688         1,981
     14.000% ..... 05/15/11 - 02/15/15    1,509         1,774
     14.500% ..... 09/15/12 - 08/15/14       28            32
     15.000% ..... 06/15/11 - 01/15/13    3,404         3,994
     16.000% ..... 11/15/11 - 12/15/11       10            12
     17.000% ...............  11/15/11       89           105
                                                      -------
                                                       72,545
                                                      -------

                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                      PARKSTONE U.S. GOVERNMENT INCOME FUND
================================================================================

MAY 31, 2000
                                        NUMBER OF      VALUE
                          MATURITY  SHARES/PAR (000)   (000)
                         ---------  ----------------   -----
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- CONTINUED
UNITED STATES DEPARTMENT OF VETERAN AFFAIRS -- 10.1%
      6.836% ............  01/15/30     $17,773      $ 16,570
                                                     --------
TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
   (Cost $150,656) ............................      $145,362
                                                     --------
CASH EQUIVALENT -- 2.6%
  Goldman Sachs
    Financial Square Government
    Money Market Fund ..............  4,205,000         4,205
                                                     --------
TOTAL CASH EQUIVALENT
   (COST $4,205) ..............................         4,205
                                                     --------
TOTAL INVESTMENTS -- 99.9%
   (COST $169,725) ............................       164,038
                                                     ========
OTHER ASSETS AND LIABILITIES,
   NET -- 0.1% ................................           194
                                                     --------

                                                       VALUE
                                                       (000)
                                                       -----
NET ASSETS:
  Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 15,312,265 outstanding
   shares of beneficial interest ..............      $145,253
  Portfolio Shares of Investor A Class
   (unlimited authorization -- no par value)
   based on 2,371,319 outstanding
   shares of beneficial interest ..............        24,920
  Portfolio Shares of Investor B Class
   (unlimited authorization -- no par value)
   based on 1,051,152 outstanding
   shares of beneficial interest ..............         9,517
  Undistributed net investment income .........            35
  Accumulated net realized loss on
   investments ................................        (9,806)
  Net unrealized depreciation
   on investments .............................        (5,687)
                                                     --------
TOTAL NET ASSETS -- 100.0% ....................      $164,232
                                                     ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- INSTITUTIONAL CLASS ...............         $8.77
                                                     ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE --  INVESTOR A
   CLASS ......................................         $8.77
                                                     ========
MAXIMUM OFFERING PRICE PER
   SHARE -- INVESTOR A CLASS
   ($8.77 / 95.25%) ...........................         $9.21
                                                     ========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- INVESTOR B
   CLASS ......................................         $8.74
                                                     ========


(A) VARIABLE RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 2000.
CL--CLASS


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                     PARKSTONE MICHIGAN MUNICIPAL BOND FUND
================================================================================

MAY 31, 2000

                                           PAR         VALUE
                           MATURITY       (000)        (000)
                           --------       ----         -----
MUNICIPAL BONDS -- 98.6%
MICHIGAN -- 88.7%
  Brighton Area School District (GO)
    (AMBAC) (A) Series II
      0.000% ............. 05/01/11      $ 2,000      $ 1,080
  Byron Center Public School (GO)
      8.250% ............. 05/01/08        1,380        1,639
      8.250% ............. 05/01/09        1,380        1,658
  Chippewa Valley Schools,
    Prerefunded
    05/01/01 @ 102 (GO)
      7.000% ............. 05/01/01        1,000        1,039
  Chippewa Valley Schools (GO)
      7.800% ............. 05/01/01        2,375        2,439
  Clarkeston State Community
    Schools (GO) (FGIC)
      6.250% ............. 05/01/05        1,000        1,047
  Clinton Township Building
    Authority (RB) (AMBAC)
      4.800% ............. 11/01/13        1,150        1,057
  Detroit Downtown Development
    (GO) (AMBAC)
      6.250% ............. 07/15/11        1,600        1,702
  Detroit Sewer Disposal System
    (RB) (MBIA) Series A
      6.000% ............. 07/01/07        2,500        2,600
  Detroit Sewer Disposal System
    (RB) (MBIA) Series B
      6.000% ............. 07/01/09        1,000        1,042
      6.000% ............. 07/01/10        1,380        1,433
  Detroit State Aid
    (GO) (AMBAC)
      5.250% ............. 05/01/08        2,000        1,990
  Detroit Water Supply System
    (RB) (FGIC)
      6.500% ............. 07/01/15        1,000        1,084
  Detroit Water Supply System
    (RB) (MBIA) Series A
      6.000% ............. 07/01/13        1,000        1,040
  Detroit Water Supply System
    (RB) (MBIA) Series B
      5.400% ............. 07/01/10        2,000        1,992
      5.550% ............. 07/01/12        2,000        2,005
  Ecorse Public School District
    (GO) (FGIC)
      6.500% ............. 05/01/07        1,350        1,448
  Flint (GO) (MBIA)
      6.000% ............. 11/01/04        1,110        1,149



                                           PAR         VALUE
                           MATURITY       (000)        (000)
                           --------       ----         -----
MUNICIPAL BONDS -- CONTINUED
MICHIGAN -- CONTINUED
  Forest Hills Public Schools
    Unlimited Tax (GO)
      5.000% ............. 05/01/12      $ 1,000       $  939
  Goodrich Area School
    District, Prerefunded
    05/01/05 @ 102 (GO) (AMBAC)
      7.650% ............. 05/01/05        1,125        1,264
  Grand Haven
    Area Public Schools
    (GO) (MBIA)
      7.000% ............. 05/01/07        1,235        1,357
  Grand Ledge
    Public School District
    (GO) (MBIA)
      5.250% ............. 05/01/09        1,500        1,492
      5.450% ............. 05/01/11        1,250        1,253
  Grand Rapids Building
    Authority (RB)
      5.000% ............. 04/01/15        1,570        1,435
  Grand Rapids Sewer Systems
    (RB) (FGIC) Series A
      5.375% ............. 01/01/16        1,535        1,477
  Greater Detroit Resource
    Recovery Authority
    (RB) (AMBAC) Series B
      6.250% ............. 12/13/08        1,500        1,577
  Holt Public Schools (GO)
      8.750% ............. 05/01/01          600          621
  Huron Valley School District
    (GO) (FGIC)
      5.750% ............. 05/01/06        1,000        1,029
  Jenison Public Schools
    (GO) (FGIC)
      5.250% ............. 05/01/12        1,000          981
  Kalamazoo (GO)
      6.200% ............. 10/01/06        1,650        1,710
  Kalamazoo Hospital
    Finance Authority,
    Borgess Medical Center
    (RB) (ETM) (FGIC) Series A
    6.000% ............... 06/01/03        2,000        2,052
    6.125% ............... 07/01/07        2,000        2,080
  Kalamazoo Hospital Finance
    Authority, Bronson Methodist
    (RB) (ETM) Series A
      5.875% ............. 05/15/03        1,440        1,471


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                     PARKSTONE MICHIGAN MUNICIPAL BOND FUND
================================================================================

MAY 31, 2000

                                           PAR         VALUE
                           MATURITY       (000)        (000)
                           --------       ----         -----
MUNICIPAL BONDS -- CONTINUED
MICHIGAN -- CONTINUED
  Kalamazoo Public Library
    (GO) (MBIA)
      5.200% ............. 05/01/11    $   1,000       $  979
  Kent Hospital Finance
    Authority, Butterworth
    Hospital (RB) Series A
      7.250% ............. 01/15/13        5,000        5,562
  Kentwood Public School System,
    Prerefunded
    05/01/02 @ 102 (GO) (A)
      5.900% ............. 05/01/04          500          517
  Kentwood Public School
    System (GO)
      5.900% ............. 05/01/04          500          514
  Lake Orion Community
    School District, Prerefunded
    05/01/05 @ 101 (GO) (AMBAC)
      7.000% ............. 05/01/05        2,000        2,177
  Lansing (GO)
      6.000% ............. 01/01/07        1,335        1,387
  Lansing Building Authority
    (GO) (ETM) (AMBAC)
      6.000% ............. 06/01/04        1,000        1,021
  Lansing School District,
    Prerefunded 05/01/05 @ 100
    (GO) Series III
      6.875% ............. 05/01/09        2,000        2,150
  Lansing Tax Increment
    Finance Authority
    (GO) (ETM)
      6.000% ............. 10/01/02        1,000        1,022
  Livonia Public School
    District (GO)
      6.350% ............. 05/01/04        1,000        1,040
  Michigan State Building
    Authority (RB)
      6.400% ............. 10/01/04        1,000        1,036
  Michigan State Building Authority,
    Adult General Hospital Facility,
    Prerefunded 12/01/02 @ 100 (RB)
      7.000% ............. 12/01/02        1,020        1,068
  Michigan State Building Authority
    (RB) (ETM) (AMBAC) Series II
      6.250% ............. 10/01/00        1,000        1,005
  Michigan State Building Authority
    Equipment Program (RB) Series B
      4.100% ............. 10/01/00          300          299
  Michigan State Building Authority
    (RB) Series II
      5.000% ............. 10/15/14        1,000          919
      5.375% ............. 10/15/10        1,000          995


                                           PAR         VALUE
                           MATURITY       (000)        (000)
                           --------       ----         -----
MUNICIPAL BONDS -- CONTINUED
MICHIGAN -- CONTINUED
  Michigan State, Environmental
    Protection Program,
    Prerefunded 11/01/02 @ 102 (GO)
      6.250% ............. 11/01/02      $ 1,000      $ 1,047
  Michigan State, Environmental
    Protection Program (GO)
      6.250% ............. 11/01/12        3,250        3,473
  Michigan State
    Hospital Finance Authority,
    Harper-Grace Hospitals
    (RB) (ETM)
      7.125% ............. 05/01/09        1,060        1,137
  Michigan State Hospital
    Finance Authority,
    Sisters of Mercy (RB) (MBIA)
      5.375% ............. 08/15/14        5,000        4,869
  Michigan State Hospital
    Finance Authority,
    Henry Ford Heath System
    (RB) (AMBAC)
      6.000% ............. 09/01/11          500          516
      6.000% ............. 09/01/12        2,000        2,057
  Michigan State Hospital
    Finance Authority,
    Genesys Health System,
    Prerefunded 10/01/05 @ 102
    (RB) Series A
      8.100% ............. 10/01/05        3,500        4,007
  Michigan State Hospital
    Finance Authority,
    Mercy Health Services
    (RB) Series T
      6.000% ............. 08/15/02        1,000        1,014
  Michigan State
    Housing Development
    Authority (RB) Series A
      6.450% ............. 06/01/04        1,000        1,029
  Michigan State
    Housing Development
    Authority, Parkway
    Meadows Project (RB) (FSA)
      6.625% ............. 10/15/06        1,000        1,045
  Michigan State Housing
    Development Authority
    (RB) (AMT) (AMBAC) Series A
      5.750% ............. 10/01/04        1,525        1,548
  Michigan State Municipal
    Bond Authority (RB)
      5.150% ............. 10/01/08        1,000          989


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                     PARKSTONE MICHIGAN MUNICIPAL BOND FUND
================================================================================

MAY 31, 2000
                                           PAR         VALUE
                           MATURITY       (000)        (000)
                           --------       ----         -----
MUNICIPAL BONDS -- CONTINUED
MICHIGAN -- CONTINUED
  Michigan State Municipal Bond
    Authority (RB) (AMBAC)
      6.200% ............. 05/01/04     $  1,000      $ 1,037
  Michigan State,
    Recreation Program (GO)
      5.750% ............. 11/01/01        1,000        1,013
  Michigan State South
    Central Power Agency
    (RB) (MBIA)
      5.700% ............. 11/01/04        1,055        1,079
      5.800% ............. 11/01/05        2,000        2,050
  Michigan State Strategic
    Fund Limited Obligation,
    Consumers Power
    Company (RB)
      5.800% ............. 06/15/10        1,000        1,015
  Michigan State Strategic
    Fund Limited Obligation,
    Ford Motor Project (RB)
    Series A
      7.100% ............. 02/01/06        5,950        6,433
  Michigan State Strategic
    Fund Limited Obligation,
    Detroit Edison Company
    (RB) (MBIA)
      7.000% ............. 07/15/08        3,000        3,311
  Michigan State Strategic
    Fund Limited Obligation,
    Detroit Edison Company
    (RB) (FGIC)
      6.950% ............. 05/01/11        2,000        2,245
  Michigan State Strategic
    Fund Pollution Control
    Revenue, General
    Motors Corporation (RB)
      6.200% ............. 09/01/20        1,000        1,009
  Michigan State Trunk
    Line (RB) (FGIC)
    Series A
      6.250% ............. 11/01/03        1,005        1,041
  Michigan State
    Underground Storage
    Tank (RB) (AMBAC)
    Series I
      6.000% ............. 05/01/05        1,000        1,032
  Michigan State University,
    Prerefunded 08/15/02 @ 101
    (RB) Series A
      5.700% ............. 08/15/02        1,000        1,024


                                           PAR         VALUE
                           MATURITY       (000)        (000)
                           --------       ----         -----
MUNICIPAL BONDS -- CONTINUED
MICHIGAN -- CONTINUED
  Mona Shores School District
    (GO) (FGIC)
      6.750% ............. 05/01/09      $ 2,075      $ 2,283
  Oakland County Economic
    Development Authority,
    Cranbrook Elderly Community
    Project, Prerefunded
    11/01/04 @ 100 (RB) Series B
      6.375% ............. 11/01/14        1,000        1,049
  Oakland County Community
    College Improvements
    Project (RB)
      6.650% ............. 05/01/11        1,000        1,049
  Paw Paw Public School District
    (GO) (FGIC)
      6.500% ............. 05/01/09        1,000        1,083
  Plymouth-Canton Community
    School District, Prerefunded
    05/01/01 @ 101 (GO) Series B
      6.500% ............. 05/01/01        1,000        1,025
  Rochester Community School
    District Authority, Prerefunded
    05/01/02 @ 100 (GO) (FGIC)
      6.300% ............. 05/01/02        2,000        2,048
  Rochester Community School
    District Authority, Prerefunded
    05/01/02 @ 100 (GO)
      6.500% ............. 05/01/02        1,000        1,028
  Rochester Community School
    District (GO) (FGIC)
      5.250% ............. 05/01/04        1,000        1,005
  Rockford Public School District
    (GO)
      5.750% ............. 05/01/07        1,135        1,156
  Rockford Public School District
    (GO) (FGIC)
      6.000% ............. 05/01/07          400          418
  Royal Oak Hospital Finance
    Authority, William Beaumont
    Hospital (RB)
      6.000% ............. 11/15/02        2,120        2,152
  St. Johns Public Schools
    (GO) (FGIC)
      5.000% ............. 05/01/21          955          840
  Southgate Community School
    District (GO) (FGIC)
      5.750% ............. 05/01/11        1,665        1,702



                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                     PARKSTONE MICHIGAN MUNICIPAL BOND FUND
================================================================================

MAY 31, 2000

                                           PAR         VALUE
                           MATURITY       (000)        (000)
                           --------       ----         -----
MUNICIPAL BONDS -- CONTINUED
MICHIGAN -- CONTINUED
  Traverse City Area Public Schools,
    Prerefunded 05/01/01 @ 101.50
    (GO) Series II
      7.000% ............. 05/01/01      $ 1,000      $ 1,034
  University of Michigan, Major
    Capital Project (RB) Series B
      5.600% ............. 04/01/08        2,000        2,033
  University of Michigan,
    Prerefunded 12/01/00 @ 102 (RB)
      7.000% ............. 12/01/00        2,000        2,062
  University of Michigan,
    Student Fee (RB) Series A
      6.000% ............. 04/01/05          500          519
      6.000% ............. 04/01/06        1,315        1,373
  Utica Community Schools (GO)
      5.600% ............. 05/01/05        1,975        2,012
  Wayne Charter County,
    Wayne County Airport Project
    (RB) (AMBAC) Series A
      7.250% ............. 12/01/10          285          293
  Wayne County Building
    Authority, Capital Improvements
    (RB) (MBIA) Series A
      6.000% ............. 06/01/07        2,000        2,090
  West Ottawa Public School
    District (GO) (FGIC)
      6.000% ............. 05/01/06        1,985        2,067
  Western Michigan University
    (GO) (FGIC) Series A
      5.400% ............. 07/15/08        1,500        1,500
  Western School District
    (GO) (MBIA)
      5.900% ............. 05/01/10        1,680        1,749
  Wyandotte City School
    District, Prerefunded
    05/01/01 @ 102 (GO)
      6.900% ............. 05/01/01        1,000        1,038
  Wyandotte Electric Authority
    (RB) (MBIA) (A)
      6.250% ............. 10/01/08        3,000        3,154
  Ypsilanti School District
    (GO) (FGIC)
      6.500% ............. 05/01/06        1,175        1,253
                                                     --------
                                                      153,908
                                                     --------


                                        NUMBER OF      VALUE
                          MATURITY  SHARES/PAR (000)   (000)
                         ---------  ----------------   -----
MUNICIPAL BONDS -- CONTINUED
OHIO -- 0.8%
  Hartland School District
     (GO) (FGIC)
         6.000% .......... 05/01/12       $1,325     $  1,378
                                                     --------
PUERTO RICO -- 8.3%
  Commonwealth of
    Puerto Rico (GO) (MBIA)
      6.250% ............. 07/01/09        3,500        3,789
      6.250% ............. 07/01/10        2,000        2,168
      6.250% ............. 07/01/12          500          541
  Commonwealth of
    Puerto Rico, Aqueduct & Sewer
    Authority (RB) (MBIA)
      6.000% ............. 07/01/07        1,000        1,060
  Commonwealth of
    Puerto Rico, Electric Power Authority
    (RB) (MBIA) Series W
      6.500% ............. 07/01/05        1,250        1,338
  Commonwealth of Puerto Rico,
    Public Buildings Authority
    (RB) (FSA) Series L
      5.500% ............. 07/01/07        4,000        4,110
  Commonwealth of Puerto Rico,
    Public Finance Corporation,
    Commonwealth Appropriation
    (RB) (AMBAC) Series A
      5.375% ............. 06/01/10          250          254
  University of Puerto Rico
    (RB) (MBIA) Series N
      6.250% ............. 06/01/07        1,000        1,071
                                                     --------
                                                       14,331
                                                     --------
VIRGIN ISLANDS -- 0.8%
  Virgin Islands Public Finance
    Authority (RB) (ETM)
      7.000% ............. 10/01/04        1,340        1,397
                                                     --------
TOTAL MUNICIPAL BONDS
   (Cost $169,995) ..............................     171,014
                                                     --------
CASH EQUIVALENT -- 0.6%
  Federated Michigan
    Tax Free Money Market Fund ......   1,025,000       1,025
                                                     --------
TOTAL CASH EQUIVALENT
   (Cost $1,025) ................................       1,025
                                                     --------


                             See Accompanying Notes

                            STATEMENT OF NET ASSETS
                     PARKSTONE MICHIGAN MUNICIPAL BOND FUND
================================================================================

MAY 31, 2000
                                                       VALUE
                                                       (000)
                                                       -----
TOTAL INVESTMENTS -- 99.2%
(Cost $171,019) ..................................   $172,039
                                                     ========
OTHER ASSETS AND LIABILITIES,
   NET -- 0.8% ...................................      1,375
                                                     --------
NET ASSETS:
  Portfolio Shares of Institutional Class
   (unlimited authorization-- no par
   value) based on 15,095,240 outstanding
   shares of beneficial interest .................    156,513
  Portfolio Shares of Investor A Class
   (unlimited authorization -- no par value)
   based on 1,425,893 outstanding
   shares of beneficial interest .................     14,599
  Portfolio Shares of Investor B Class
   (unlimited authorization -- no par value)
   based on 181,080 outstanding
   shares of beneficial interest .................      1,957
  Undistributed net investment income ............          2
  Accumulated net realized loss on
   investments ...................................       (677)
  Net unrealized appreciation
   on investments ................................      1,020
                                                     --------
TOTAL NET ASSETS -- 100.0% .......................   $173,414
                                                     ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- INSTITUTIONAL CLASS ..................     $10.38
                                                     ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- INVESTOR A
   CLASS .........................................     $10.38
                                                     ========
MAXIMUM OFFERING PRICE PER
   SHARE -- INVESTOR A CLASS
   ($10.38 / 95.25%) .............................     $10.90
                                                     ========
NET ASSET VALUE ANDOFFERING
   PRICE PER SHARE -- INVESTOR
   B CLASS .......................................     $10.39
                                                     ========

------------------------------------------------
(A) ZERO COUPON BOND
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
ETM--ESCROWED TO MATURITY
FGIC--FEDERAL GUARANTY INSURANCE COMPANY
FSA--FEDERAL SECURITY ASSURANCE
GO--GENERAL OBLIGATION
MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION
RB--REVENUE BOND


                             See Accompanying Notes

                             STATEMENT OF NET ASSETS
                             PARKSTONE TREASURY FUND
================================================================================

MAY 31, 2000

                                        NUMBER OF      VALUE
                          MATURITY  SHARES/PAR (000)   (000)
                         ---------  ----------------   -----
U.S. TREASURY OBLIGATIONS -- 16.9%
  U.S. Treasury Notes+
      4.000% ............. 10/31/00      $ 5,500     $  5,448
      4.500% ............. 01/31/01        3,000        2,965
      4.625% ............. 11/30/00        5,000        4,957
      5.000% ............. 04/30/01          500          492
      5.125% ............. 08/31/00       10,500       10,480
      5.375% ............. 06/30/00        5,500        5,500
      5.375% ............. 07/31/00        6,500        6,497
      5.375% ............. 02/15/01        2,500        2,477
                                                     --------
Total U.S. Treasury Obligations
   (Cost $38,816)                                      38,816
                                                     --------
REPURCHASE AGREEMENTS -- 83.4%
  BA Securities
(dated 05/31/00, matures 06/01/00,
    repurchase price $11,402,005;
    collateralized by U.S. Treasury Note:
    value $11,802,958) ...............    11,400       11,400
  Chase Manhattan
    (dated 05/31/00, matures 06/01/00,
    repurchase price $11,402,005;
    collateralized by U.S. Treasury Note:
    value $11,687,642) ...............    11,400       11,400
  Dresdner
    (dated 5/31/00, matures 06/01/00,
    repurchase price $58,510,286;
    collateralized by U.S. Treasury Notes:
    value $59,670,000) ...............    58,500       58,500
  Goldman Sachs
    (dated 05/31/00, matures 06/01/00,
    repurchase price $11,402,014;
    collateralized by U.S. Treasury Bond:
    value $11,628,986) ...............    11,400       11,400
  Greenwich
    (dated 05/31/00, matures 06/01/00,
    repurchase price $58,510,368;
    collateralized by various U.S. Treasury
    Obligations: total value
    $59,671,520) .....................    58,500       58,500

  J.P. Morgan
    (dated 05/31/00, matures 06/01/00,
    repurchase price $11,401,995;
    collateralized by U.S. Treasury Bond:
    value $11,868,507) ...............    11,400       11,400



                                           PAR         VALUE
                                          (000)        (000)
                                          ----         -----
REPURCHASE AGREEMENTS -- CONTINUED
  Merrill Lynch
    (dated 05/31/00, matures 06/01/00,
    repurchase price $5,693,988;
    collateralized by U.S. Treasury Bill:
    value $5,811,192) ................   $ 5,693      $ 5,693
  Morgan Stanley
    (dated 05/31/00, matures 06/01/00,
    repurchase price $11,402,005;
    collateralized by U.S. Treasury Note:
    value $11,674,440) ...............    11,400       11,400
  Prudential
    (dated 05/31/00, matures 06/01/00,
    repurchase price $11,401,995;
    collateralized by U.S. Treasury Note:
    value $11,730,155) ...............    11,400       11,400
                                                     --------
TOTAL REPURCHASE AGREEMENTS
   (Cost $191,093) .............................      191,093
                                                     --------
TOTAL INVESTMENTS -- 100.3%
   (Cost $229,909)* ............................      229,909
                                                     ========
OTHER ASSETS AND LIABILITIES,
   NET -- (0.3%) ...............................         (627)
                                                     --------
NET ASSETS:
  Portfolio Shares of Institutional Class
   (unlimited authorization-- no par
   value) based on 227,440,152
   outstanding shares of beneficial interest ...      227,440
  Portfolio Shares of Investor A Class
   (unlimited authorization -- no par value)
   based on 1,835,264 outstanding
   shares of beneficial interest ...............        1,837
  Undistributed net investment income ..........            3
  Accumulated net realized gain on
   investments .................................            2
                                                     --------
TOTAL NET ASSETS -- 100.0% .....................     $229,282
                                                     ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   SHARE -- INSTITUTIONAL CLASS ................        $1.00
                                                     ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE --
   INVESTOR A CLASS ............................        $1.00
                                                     ========

* ALSO COST FOR FEDERAL INCOME TAX PURPOSES
+ EFFECTIVE YIELD


                             See Accompanying Notes

                              FINANCIAL STATEMENTS
                          THE PARKSTONE GROUP OF FUNDS
================================================================================

STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED MAY 31, 2000

                                                                            YEAR ENDED MAY 31, 2000
                                                  -------------------------------------------------------------------------
                                                       LARGE            MID           U.S.         MICHIGAN
                                                  CAPITALIZATION  CAPITALIZATION   GOVERNMENT      MUNICIPAL      TREASURY
                                                       FUND            FUND        INCOME FUND     BOND FUND        FUND
                                                  --------------  --------------   -----------    -----------    ----------
INVESTMENT INCOME:
Interest ........................................   $    710       $  1,637          $ 13,105       $10,282        $13,665
Dividends .......................................      2,285            476                --            --             --
Less: foreign taxes withheld ....................         (3)            --                --            --             --
                                                    --------       --------          --------       -------        -------
     Total investment income ....................      2,992          2,113            13,105        10,282         13,665
                                                    --------       --------          --------       -------        -------
EXPENSES:
Investment Advisory fees ........................      3,313          3,835             1,141         1,209            864
Fees waived by Investment Adviser ...............         --             --              (191)         (135)            --
Administration and accounting fees ..............        812            706               369           389            462
Administration fee waiver .......................         --             --               (16)          (62)          (109)
12 B-1 fees .....................................        181            252               161            72             17
12 B-1 fees waived ..............................         --             --                --            --            (11)
Shareholder servicing fees ......................         40             44                31             6             --
Registration and filing fees ....................         28             21                27             4             13
Custodian fees ..................................         55             56                33            33             39
Professional fees ...............................         67             41                31            32             26
Trustees' fees ..................................          8              7                 3             4              4
Transfer Agent fees .............................        191            230               113            84             58
Printing and shareholder reports ................         48             40                21            22             19
Miscellaneous ...................................          9             14                 8             9             53
                                                    --------       --------          --------       -------        -------
     Total expenses .............................      4,752          5,246             1,731         1,667          1,435
                                                    --------       --------          --------       -------        -------
NET INVESTMENT INCOME/(LOSS) ....................     (1,760)        (3,133)           11,374         8,615         12,230
                                                    --------       --------          --------       -------        -------
REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:
Net realized gain on futures ....................         --          1,195                --            --             --
Net realized gain/(loss) on investments .........    168,385        164,254            (3,758)         (658)             2
Net change in unrealized appreciation/
   depreciation on investments ..................    (53,389)         4,060            (3,785)       (9,314)            --
Net change in unrealized appreciation
   on futures ...................................         --          1,490                --            --             --
                                                    --------       --------          --------       -------        -------
Net gain/(loss) on investments ..................    114,996        170,999            (7,543)       (9,972)             2
                                                    --------       --------          --------       -------        -------
NET INCREASE / (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ....................   $113,236       $167,866          $  3,831       $(1,357)       $12,232
                                                    ========       ========          ========       =======        =======



                             See Accompanying Notes

                              FINANCIAL STATEMENTS
                          THE PARKSTONE GROUP OF FUNDS
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                      LARGE CAPITALIZATION FUND                        MID CAPITALIZATION FUND
                                                   -------------------------------                -------------------------------
                                                      FOR THE            FOR THE                     FOR THE            FOR THE
                                                    YEAR ENDED         YEAR ENDED                  YEAR ENDED         YEAR ENDED
                                                   MAY 31, 2000       MAY 31, 1999                MAY 31, 2000       MAY 31, 1999
                                                   ------------       ------------                ------------       ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment loss ..............................  $ (1,760)          $ (1,629)                    $ (3,133)          $ (4,129)
Net realized gain on investments sold and
   futures .......................................   168,385             70,480                      165,449            134,749
Net change in unrealized appreciation/
   depreciation on investments and futures .......   (53,389)            22,143                        5,550           (104,609)
                                                    --------           --------                     --------           --------
Net increase in net assets
   resulting from operations .....................   113,236             90,994                      167,866             26,011
                                                    --------           --------                     --------           --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income:
     Institutional shares ........................        --                 --                           --                 --
     Investor A shares ...........................        --                 --                           --                 --
     Investor B shares ...........................        --                 --                           --                 --
   Dividends from realized capital gains:
     Institutional shares ........................   (89,263)            (6,438)                     (84,921)           (52,517)
     Investor A shares ...........................    (4,853)              (375)                     (11,635)            (8,203)
     Investor B shares ...........................    (3,384)              (211)                      (4,859)            (2,657)
                                                    --------           --------                     --------           --------
Total Distributions ..............................   (97,500)            (7,024)                    (101,415)           (63,377)
                                                    --------           --------                     --------           --------
SHARE TRANSACTIONS:
   Institutional shares
     Proceeds from shares issued .................    33,621             65,788                       66,336             34,083
     Reinvestment of cash distributions ..........    56,281              4,089                       64,513             38,894
     Cost of shares redeemed .....................  (234,745)*          (96,262)                    (226,049)*         (240,008)
                                                    --------           --------                     --------           --------
       Net Institutional shares transactions .....  (144,843)           (26,385)                     (95,200)          (167,031)
                                                    --------           --------                     --------           --------
   Investor A shares
     Proceeds from shares issued .................     7,860             11,843                        7,802            112,759
     Reinvestment of cash distributions ..........     4,600                357                       11,260              7,986
     Cost of shares redeemed .....................   (16,533)           (13,766)                     (31,116)          (156,097)
                                                    --------           --------                     --------           --------
       Net Investor A shares transactions ........    (4,073)            (1,566)                     (12,054)           (35,352)
                                                    --------           --------                     --------           --------
   Investor B shares
     Proceeds from shares issued .................     1,710              4,942                          685                916
     Reinvestment of cash distributions ..........     3,267                206                        4,743              2,600
     Cost of shares redeemed .....................    (3,528)            (3,437)                      (5,664)            (9,069)
                                                    --------           --------                     --------           --------
       Net Investor B shares transactions ........     1,449              1,711                         (236)            (5,553)
                                                    --------           --------                     --------           --------
   Investor C shares (a)
     Proceeds from shares issued .................        --                100                           --                181
     Reinvestment of cash distributions ..........        --                 --                           --                 --
     Cost of shares issued .......................        --               (368)                          --             (2,183)
                                                    --------           --------                     --------           --------
       Net Investor C shares transactions ........        --               (268)                          --             (2,002)
                                                    --------           --------                     --------           --------
   Decrease in net assets from
      share transactions .........................  (147,467)           (26,508)                    (107,490)          (209,938)
                                                    --------           --------                     --------           --------
   Total increase/(decrease) in net assets .......  (131,731)            57,462                      (41,039)          (247,304)
                                                    --------           --------                     --------           --------
NET ASSETS:
   Beginning of period ...........................   447,748            390,286                      386,967            634,271
                                                    --------           --------                     --------           --------
   End of period .................................  $316,017           $447,748                     $345,928           $386,967
                                                    ========           ========                     ========           ========

      * INCLUDES REDEMPTIONS AS A RESULT OF THE REDEMPTION IN KIND ON MARCH 1, 2000.
    (A) INVESTOR C CLASS OF SHARES CLOSED ON AUGUST 28, 1998.


                             See Accompanying Notes

                              FINANCIAL STATEMENTS
                          THE PARKSTONE GROUP OF FUNDS
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (000)


                                                     U.S. GOVERNMENT INCOME FUND                    MICHIGAN MUNICIPAL BOND FUND
                                                   -------------------------------                -------------------------------
                                                      FOR THE            FOR THE                     FOR THE            FOR THE
                                                    YEAR ENDED         YEAR ENDED                  YEAR ENDED         YEAR ENDED
                                                   MAY 31, 2000       MAY 31, 1999                MAY 31, 2000       MAY 31, 1999
                                                   ------------       ------------                ------------       ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income ............................  $ 11,374            $ 13,241                    $  8,615           $  9,903
Net realized gain/(loss) on investments sold .....    (3,758)              1,493                        (658)               981
Net change in unrealized appreciation/
   depreciation on investments ...................    (3,785)             (4,469)                     (9,314)            (2,440)
                                                    --------            --------                    --------           --------
Net increase/(decrease) in net assets
   resulting from operations .....................     3,831              10,265                      (1,357)             8,444
                                                    --------            --------                    --------           --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income:
     Institutional shares ........................    (9,044)             (9,491)                     (7,621)            (8,489)
     Investor A shares ...........................    (1,661)             (2,684)                       (890)            (1,303)
     Investor B shares ...........................      (634)             (1,063)                        (83)              (112)
     Investor C shares ...........................        --                  (3)                         --                 --
   Dividends from realized capital gains:
     Institutional shares ........................        --                  --                        (186)            (1,265)
     Investor A shares ...........................        --                  --                         (23)              (212)
     Investor B shares ...........................        --                  --                          (3)               (22)
   Return of capital:
     Institutional shares ........................        --                  --                          --                (17)
     Investor A shares ...........................        --                  --                          --                 (2)
                                                    --------            --------                    --------           --------
Total Distributions ..............................   (11,339)            (13,241)                     (8,806)           (11,422)
                                                    --------            --------                    --------           --------
SHARE TRANSACTIONS:
   Institutional shares
     Proceeds from shares issued .................    32,327              34,064                      18,911             30,857
     Reinvestment of cash distributions ..........     1,298                 818                         878              1,118
     Cost of shares redeemed .....................   (43,620)            (44,141)                    (46,756)           (43,116)
                                                    --------            --------                    --------           --------
       Net Institutional shares transactions .....    (9,995)             (9,259)                    (26,967)           (11,141)
                                                    --------            --------                    --------           --------
   Investor A shares
     Proceeds from shares issued .................    23,020              12,842                         977              3,633
     Reinvestment of cash distributions ..........     1,149               1,787                         777              1,127
     Cost of shares redeemed .....................   (40,449)            (30,609)                    (14,069)           (14,623)
                                                    --------            --------                    --------           --------
       Net Investor A shares transactions ........   (16,280)            (15,980)                    (12,315)            (9,863)
                                                    --------            --------                    --------           --------
   Investor B shares
     Proceeds from shares issued .................       290                 979                         122                 93
     Reinvestment of cash distributions ..........       407                 567                          69                 96
     Cost of shares redeemed .....................    (7,358)             (8,668)                     (1,390)              (914)
                                                    --------            --------                    --------           --------
       Net Investor B shares transactions ........    (6,661)             (7,122)                     (1,199)              (725)
                                                    --------            --------                    --------           --------
   Investor C shares (a)
     Proceeds from shares issued .................        --                   7                          --                 --
     Reinvestment of cash distributions ..........        --                   3                          --                 --
     Cost of shares redeemed .....................        --                (376)                         --                 --
                                                    --------            --------                    --------           --------
       Net Investor C shares transactions ........        --                (366)                         --                 --
                                                    --------            --------                    --------           --------
   Decrease in net assets from
       share transactions ........................   (32,936)            (32,727)                    (40,481)           (21,729)
                                                    --------            --------                    --------           --------
   Total decrease in net assets ..................   (40,444)            (35,703)                    (50,644)           (24,707)
                                                    --------            --------                    --------           --------
NET ASSETS:
   Beginning of period ...........................   204,676             240,379                     224,058            248,765
                                                    --------            --------                    --------           --------
   End of period .................................  $164,232            $204,676                    $173,414           $224,058
                                                    ========            ========                    ========           ========

(A) INVESTOR C CLASS OF SHARES CLOSED ON AUGUST 28, 1998.


                             See Accompanying Notes

                              FINANCIAL STATEMENTS
                          THE PARKSTONE GROUP OF FUNDS
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                                 TREASURY FUND
                                                         -----------------------------
                                                            FOR THE         FOR THE
                                                          YEAR ENDED       YEAR ENDED
                                                         MAY 31, 2000     MAY 31, 1999
                                                         ------------     ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income ..................................   $ 12,230        $   18,999
Net realized gain on investments sold ..................          2                24
                                                           --------        ----------
Net increase in net assets
   resulting from operations ...........................     12,232            19,023
                                                           --------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income:
     Institutional shares ..............................    (11,930)          (13,765)
     Investor A shares .................................       (298)           (5,234)
   Dividends in excess of net investment income:
     Institutional shares ..............................         --               (24)
     Investor A shares .................................         --                (9)
                                                           --------        ----------
Total Distributions ....................................    (12,228)          (19,032)
                                                           --------        ----------
SHARE TRANSACTIONS:
   Institutional shares
     Proceeds from shares issued .......................    875,864           992,405
     Reinvestment of cash distributions ................         30                --
     Cost of shares redeemed ...........................   (917,995)       (1,044,439)
                                                           --------        ----------
       Net Institutional share transactions ............    (42,101)          (52,034)
                                                           --------        ----------
   Investor A shares
     Proceeds from shares issued .......................     65,615           835,457
     Reinvestment of cash distributions ................        154               318
     Cost of shares redeemed ...........................    (73,085)       (1,066,829)
                                                           --------        ----------
       Net Investor A share transactions ...............     (7,316)         (231,054)
                                                           --------        ----------
   Decrease in net assets from share transactions ......    (49,417)         (283,088)
                                                           --------        ----------
   Total decrease in net assets ........................    (49,413)         (283,097)
                                                           --------        ----------
NET ASSETS:
   Beginning of period .................................    278,695           561,792
                                                           --------        ----------
   End of period .......................................   $229,282        $  278,695
                                                           ========        ==========


                             See Accompanying Notes

                          NOTES TO FINANCIAL STATEMENTS
================================================================================

1. ORGANIZATION:

   The Parkstone Group of Funds (the "Group") was organized on March 27, 1987, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust.

   The Group is authorized to issue an unlimited number of shares without par value. The Group presently offers shares of the Prime Obligations Fund, the U.S. Government Obligations Fund, the Tax-Free Fund, the Treasury Fund (collectively, "the money market funds"), the Small Capitalization Fund, the Mid Capitalization Fund, the Large Capitalization Fund, the International Discovery Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Bond Fund, the National Tax Exempt Bond Fund (formerly the Municipal Bond Fund), the Michigan Municipal Bond Fund, the Balanced Allocation Fund and the Equity Income Fund (collectively, "the variable net asset value funds").

   Each share class represents an interest in the same portfolio of investments of the respective fund and is substantially the same in all respects, except that the classes are subject to different distribution and/or shareholders service fees and investment minimums. Investor A shares are sold subject to a front-end sales charge and Investor B shares are sold with a contingent deferred sales charge, both of which may be reduced or waived under certain circumstances.

   These financial statements and related notes pertain to the Large Capitalization Fund, the Mid Capitalization Fund, the U.S. Government Income Fund, the Michigan Municipal Bond Fund, and the Treasury Fund (collectively, "the Funds" and individually, a "Fund").

LARGE CAPITALIZATION FUND

To provide capital appreciation with a diversified portfolio of publicly traded large cap equity securities.

MID CAPITALIZATION FUND

To provide capital appreciation with a diversified portfolio of publicly traded mid cap equity securities.

U.S. GOVERNMENT INCOME FUND

To provide current income as well as preservation of capital by investing primarily in U.S. government securities.

MICHIGAN MUNICIPAL BOND FUND

To provide current income exempt from federal income taxes and, to the extent possible, from Michigan personal income taxes, as is consistent with conservation of capital.

TREASURY FUND

To provide current income with liquidity and stability of principal.

2. SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States
(GAAP). The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies followed by the Funds.

     SECURITIES VALUATION:

EQUITY AND BOND FUNDS

   An equity or bond fund generally values its investment portfolio at market price. In the event that a sale of a particular fixed income security is not reported for that day, fixed income securities are priced at the mean between the most recent quoted bid and asked prices. Unlisted securities and securities traded on a national securities market for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. In the event that a sale of a particular equity security is not reported for that day, shares are priced at the last bid quotation. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

TREASURY FUND

   For the Treasury Fund, we generally value the Fund's investment portfolio using the amortized cost valuation method, which is described in detail in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is accrued on a daily basis. Dividends are recorded on the ex-dividend date. Expenses common to all of the Funds

                          NOTES TO FINANCIAL STATEMENTS
================================================================================

   in the Group are allocated among the Funds on the basis of average net assets. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities.

   REPURCHASE AGREEMENTS: Repurchase Agreements are considered loans under the 1940 Act. In connection therewith, the Group's custodian receives and holds collateral of not less than 102% of the repurchase price plus accrued interest. If the value of the collateral falls below this amount, the Group will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Group maintains the right to sell the underlying securities at market value and any remaining loss may be subject to legal proceedings.

    SECURITIES LENDING: The Funds may participate in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury Obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the U.S. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's ratings group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the funds, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan, and related collateral received at May 31, 2000, and income generated for the period ended May 31, 2000 were as follows:


                                                    INCOME
                         MARKET     MARKET VALUE  EARNED FROM
                        VALUE OF      OF LOANED   SECURITIES
                       COLLATERAL    SECURITIES     LENDING
                          (000)         (000)        (000)
                       ----------     ---------   -----------
Large Capitalization
     Fund              $  9,046      $  9,046        $  58
Mid Capitalization
     Fund                64,598        64,598          245
U.S. Government Income       --            --            3
     Fund

   FUTURES CONTRACTS: Certain of the Funds may engage in futures contracts for the purpose of hedging against the value of the portfolio securities held and in the value of the securities a Fund intends to purchase, in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/(depreciation), if any, is shown in the financial statements.

   Financial futures contracts open at May 31, 2000 were as follows:
                              NATIONAL
                    NUMBER      COST                UNREALIZED
                      OF       AMOUNT   EXPIRATION    GAINS
FUND               CONTRACTS    (000)      DATE       (000)
-----              ---------  --------  ----------  ----------

Mid Capitalization
  Fund .............  150     $34,345    Jun-00      $1,490
     S&P 400
     Mid Cap Futures

   There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

   MORTGAGE DOLLAR ROLLS: For the purpose of enhancing the Fund's yield, the U.S. Government Income Fund may enter into mortgage dollar rolls (principally in securities referred to as TBA's or To Be Announced) in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Fund accounts for such dollar rolls as purchases and sales and maintains liquid high-grade securities in an amount at least equal to its commitment to repurchase.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared daily and paid monthly for the U.S. Government Income Fund, the Michigan Municipal Bond Fund and the Treasury Fund. Dividends from net investment income are declared and paid monthly for the Large Capitalization Fund and the Mid Capitalization Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually. Effective

                          NOTES TO FINANCIAL STATEMENTS
================================================================================

December 1, 1998, the U.S. Government Income Fund changed from declaring and paying dividends from net investment income monthly to declaring dividends from net investment income daily and paying monthly.

   FEDERAL INCOME TAXES: It is the policy of each of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

   Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from GAAP. These "book/tax" differences are primarily due to differing treatments for mortgage-backed securities and deferrals of certain losses.

   These "book/tax" differences are either considered temporary or permanent in nature. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications.

     On the Statement of Net Assets the following adjustments were made:

                     ACCUMULATED   UNDISTRIBUTED
                    NET REALIZED   NET INVESTMENT   PAID IN
                        LOSS           INCOME       CAPITAL
FUND                    (000)           (000)        (000)
-----                 ---------       ---------    ---------

Large  Capitalization
   Fund ............  $(89,669)        $1,760       $87,909
Mid Capitalization
   Fund ............   (77,145)         3,133        74,012
Treasury Fund ......        (2)             2            --

EXPENSES: Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Group are allocated among the respective Funds based upon relative net assets or another appropriate basis. In addition, expenses that are directly attributable to a specific class are charged only to that class.

   The investment income and expenses of a Fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses are recognized and realized and unrealized gains and losses are incurred.

3. INVESTMENTS:

   During the year ended May 31, 2000, purchases and sales of securities, other than short-term investments or U.S. Government obligations, aggregated:

                                PURCHASES (000)  SALES (000)
                                 --------------  ----------
Large Capitalization Fund .....    $344,810       $591,727
Mid Capitalization Fund .......     395,907        631,965
U.S. Government Income Fund ...      37,671         28,202
Michigan Municipal Bond Fund ..      18,379         56,600

Purchases and sales of long-term U.S. Government obligations were:

                                PURCHASES (000)  SALES (000)
                                ---------------  ----------
U.S. Government Income Fund .....   $96,403       $139,464

As of May 31, 2000 the following funds have capital loss carry forwards:

                                  AMOUNT (000)  EXPIRATION DATE
                                  ------------  ---------------
U.S. Government Income Fund .....    $7,198        2002-2008
Michigan Municipal Bond Fund ....       172           2008

   Certain funds incurred losses from November 1, 1999 to May 31, 2000. As permitted by tax regulations, the Funds intend to elect to defer and treat these losses as arising in the fiscal year ending May 31, 2001. The funds that elected to defer losses and the amounts deferred are as follows:

                                      (000)
                                     -------

U.S. Government Income Fund .......  $2,607
Michigan Municipal Bond Fund ......    486

     At May 31, 2000 the total cost of securities for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at May 31, 2000, is as follows:

                                 AGGREGATE      AGGREGATE
                                   GROSS          GROSS
                               APPRECIATION   DEPRECIATION        NET
                                   (000)          (000)          (000)
                               ------------   ------------     --------
Large  Capitalization Fund ....  $123,017       $ (4,595)      $118,422
Mid Capitalization Fund .......   112,227        (16,268)        95,959
U.S. Government Income
  Fund ........................       150         (5,837)        (5,687)
Michigan Municipal Bond
  Fund ........................     2,593         (1,573)         1,020

                          NOTES TO FINANCIAL STATEMENTS
================================================================================

4. SHARES OF BENEFICIAL INTEREST:

     The Group's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Group into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in Capital Shares are summarized below for the Funds.


                                      LARGE                         MID                     U.S. GOVERNMENT
                                  CAPITALIZATION              CAPITALIZATION                    INCOME
                                       FUND                         FUND                         FUND
                           ---------------------------  ---------------------------  ---------------------------
                             FOR THE        FOR THE       FOR THE        FOR THE       FOR THE        FOR THE
                            YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED
                           MAY 31, 2000   MAY 31, 1999  MAY 31, 2000   MAY 31, 1999  MAY 31, 2000   MAY 31, 1999
                           ------------   ------------  ------------   ------------  ------------   ------------
SHARE TRANSACTIONS (000):
Institutional Shares:
   Issued .................    1,625         3,587         4,026            2,425       3,624           3,676
   Reinvested .............    2,997           214         5,112            3,097         145              88
   Redeemed ...............  (11,400)1      (5,165)      (13,789)1        (17,388)     (4,898)         (4,755)
                             -------        ------       -------          -------      ------          ------
   Change in Institutional
       Shares .............   (6,778)       (1,364)       (4,651)         (11,866)     (1,129)           (991)
                             =======        ======       =======          =======      ======          ======

Investor A shares
   Issued .................      383           636           498            7,624       2,557           1,387
   Reinvested .............      248            19           909              644         128             193
   Redeemed ...............     (789)         (745)       (2,022)         (10,699)     (4,497)         (3,300)
                             -------        ------       -------          -------      ------          ------
   Change in Investor A
       shares .............     (158)          (90)         (615)          (2,431)     (1,812)         (1,720)
                             =======        ======       =======          =======      ======          ======
Investor B shares
   Issued .................       86           273            48               66          32             105
   Reinvested .............      182            11           425              224          45              62
   Redeemed ...............     (176)         (186)         (406)            (699)       (824)           (937)
                             -------        ------       -------          -------      ------          ------
   Change in Investor B
       shares .............       92            98            67             (409)       (747)           (770)
                             =======        ======       =======          =======      ======          ======
Investor C shares*
   Issued .................       --             6            --               13          --               1
   Reinvested .............       --            --            --               --          --              --
   Redeemed ...............       --           (23)           --             (168)         --             (40)
                             -------        ------       -------          -------      ------          ------
   Change in Investor C
       shares .............       --           (17)           --             (155)         --             (39)
                             =======        ======       =======          =======      ======          ======



                                      MICHIGAN
                                      MUNICIPAL                    TREASURY
                                      BOND FUND                      FUND
                             ---------------------------  ---------------------------
                               FOR THE        FOR THE       FOR THE        FOR THE
                              YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED
                             MAY 31, 2000   MAY 31, 1999  MAY 31, 2000   MAY 31, 1999
                             ------------   ------------  ------------   ------------
SHARE TRANSACTIONS (000):
Institutional Shares:
   Issued .................      1,800          2,782        875,864         992,405
   Reinvested .............         83            101             30              --
   Redeemed ...............     (4,433)        (3,888)      (917,995)     (1,044,439)
                                ------         ------       --------      ----------
   Change in Institutional
       Shares .............     (2,550)        (1,005)       (42,101)        (52,034)
                                ======         ======       ========      ==========

Investor A shares
   Issued .................         92            328         65,615         835,456
   Reinvested .............         73            102            154             318
   Redeemed ...............     (1,334)        (1,320)       (73,085)     (1,066,829)
                                ------         ------       --------      ----------
   Change in Investor A
       shares .............     (1,169)          (890)        (7,316)       (231,055)
                                ======         ======       ========      ==========
Investor B shares
   Issued .................         12              8             --              --
   Reinvested .............          6              9             --              --
   Redeemed ...............       (132)           (82)            --              --
                                ------         ------       --------      ----------
   Change in Investor B
       shares .............       (114)           (65)            --              --
                                ======         ======       ========      ==========
Investor C shares*
   Issued .................         --             --             --              --
   Reinvested .............         --             --             --              --
   Redeemed ...............         --             --             --              --
                                ------         ------       --------      ----------
   Change in Investor C
       shares .............         --             --             --              --
                                ======         ======       ========      ==========

* INVESTOR C CLASS OF SHARES CLOSED ON AUGUST 28, 1998.
1 INCLUDES REDEMPTIONS AS A RESULT OF THE REDEMPTION IN KIND ON MARCH 1, 2000.

5. RELATED PARTY TRANSACTIONS:

   Fees paid by the Group pursuant to the Advisory Agreements with National City Investment Management Company (the "Adviser"), an indirect wholly owned subsidiary of National City Corporation, are payable monthly based on an annual rate, listed in the table on the next page, based on each Fund's average daily net assets. The advisor from time to time may waive its fees payable by the Funds. The Group and SEI Investments Mutual Funds Services (the "Administrator") are parties to an Administration Agreement dated January 1, 2000, under which the Administrator provides administrative services for an annual fee of 0.10% of the aggregate average daily net assets of the Funds. Prior to January 1, 2000, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), and BISYS Fund Services Ohio, Inc., which are wholly-owned subsidiaries of the BISYS Group, Inc. served as the Administrator to the Group. As compensation for services performed, each Fund paid BISYS an annual fee of 0.20% of the aggregate average daily net assets of the Funds.

   The Group and SEI Investments Mutual Funds Services are parties to a Fund Accounting Agreement dated April 1, 2000, under which SEI provides fund accounting services for an annual fee of 0.015% of the aggregate average daily net assets of the Funds. Prior to April 1, 2000, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), and BISYS Fund Services Ohio, Inc. are wholly-owned subsidiaries of the BISYS Group, Inc. served as Fund Accountant to the

                          NOTES TO FINANCIAL STATEMENTS
================================================================================

Group. As compensation for services performed, each fund paid BISYS an annual fee of 0.035% of the aggregate average daily net assets of the Funds plus reimbursement of reasonable out-of-pocket expenses.

   Each Trustee receives an annual fee of $15,000 plus $3,000 for each Board meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional $5,000 per annum for services in such capacity. The Trustees and Chairman fees are paid for services rendered to all of the Funds and are allocated on a prorata basis across the portfolios of Armada Funds, Parkstone Group of Funds and The Armada Advantage Fund. No person who is an officer, director, trustee, or employee of the Investment Adviser, Distributor, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

   Trustees who receive fees are eligible for participa- tion in the Company's Deferred Compensation Plan (the "Plan"), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

   The Group and SEI Investments Distribution Company are parties to a distribution agreement dated September 19, 1998. The distributor receives no fees for its distribution services under this agreement.

   The Group has adopted an Investor A Distribution and Shareholder Service Plan (the "Investor A Plan"), and an Investor B Distribution and Shareholder Service Plan (the "Investor B Plan"), each in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Investor A Plan, each Fund is authorized to pay or reimburse the distributor of Investor A shares, a periodic distribution and/or service fee, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of Investor A shares of that Fund. Pursuant to the Investor B Plan, each Fund is authorized to pay or reimburse the distributor of Investor B shares, (a) a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net assets of Investor B shares of that Fund and (b) a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net assets of the Investor B shares of that Fund. These fees may be used by the distributor to pay banks, including the IMC, broker dealers and other institutions, or to reimburse the distributor or its affiliates for administration, distribution, and shareholder service assistance in connection with the distribution of Fund shares.

   Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. Information regarding these transactions is as follows for the period ended May 31, 2000 (amounts in thousands):


                                               LARGE              MID           U.S. GOVERNMENT     MICHIGAN MUNICIPAL     TREASURY
                                           CAPITALIZATION    CAPITALIZATION       INCOME FUND           BOND FUND            FUND
                                           --------------    --------------     ---------------     ------------------     --------
INVESTMENT ADVISORY FEES:
Annual Fee
   (Percentage of average net assets) .......   0.75%             1.00%              0.55%                 0.55%             0.30%

INVESTMENT ADVISORY FEES
   ACCRUED AND UNPAID: ......................   $204              $297                $76                   $81               $57

ADMINISTRATION FEES:
Annual Fee
   (Percentage of average net assets) .......  0.115%            0.115%             0.115%                0.115%            0.115%

12B-1 FEES INVESTOR A:
Annual Fee
   (Percentage of average net assets) .......   0.25%             0.25%              0.25%                 0.25%             0.10%

12B-1 FEES INVESTOR B:
Annual Fee
   (Percentage of average net assets) .......   0.75%             0.75%              0.75%                 0.75%               --

SHAREHOLDER SERVICE FEES INVESTOR B:
Annual Fee
   (Percentage of average net assets) .......   0.25%             0.25%              0.25%                 0.25%               --


                             See Accompanying Notes

                          NOTES TO FINANCIAL STATEMENTS
================================================================================

6. CONCENTRATION OF CREDIT RISK

   The Michigan Municipal Bond Fund invests a substantial proportion of its assets in debt obligations issued by the State of Michigan and its political subdivisions, agencies and public authorities. This Fund is more susceptible to factors adversely affecting issuers of Michigan municipal securities than a fund that is not concentrated in these issuers to the same extent.

   At May 31, 2000, the percentage of portfolio investments by each revenue source were as follows:


REVENUE BONDS:

     Education .............................    5%
     Hospital/Nursing Home .................   18
     Housing ...............................    2
     Industrial Development ................    6
     PollutionControl ......................    2
     Public Facilities .....................    6
     Transportation ........................    1
     Utilities .............................   13
     Other .................................    2
     General Obligations ...................   45
                                              ---
                                              100%

   The rating of long-term debt as a percentage of total value of investments at May 31, 2000, is as follows:

     STANDARD & POOR'S/
     MOODY'S RATINGS
     ------------------
     AAA/Aaa ...............................   63%
     AA/Aa .................................   23
     A/A ...................................    7
     NR ....................................    7
                                              ---
                                              100%

Securities rated by only one agency are shown in that category. Securities rated by both agencies are shown with their lowest rating.

7. COMMON TRUST CONVERSION:

   On October 10, 1998, the Mid Capitalization Fund issued shares to acquire all the assets and liabilities of a certain common trust fund of National City Bank. The following is a summary of shares issued, net assets converted, net asset value per share and unrealized appreciation as of the conversion date.

                                       NET ASSET
                                NET    VALUE PER   UNREALIZED
                     SHARES   ASSETS     SHARE    APPRECIATION
                      (000)    (000)     (000)        (000)
                     -------  ------- ----------  ------------
Mid Capitalization
Fund ...............   323    $3,548    $10.99        $641

8. LINE OF CREDIT

   Certain funds may borrow an amount up to its prospectus defined limitations from a $350 million joint line of credit. In aggregate the Parkstone Group of Funds can borrow up to $58.0 million of the total line of credit. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 2.000%. No fund had any borrowings as of May 31, 2000.

9. IN KIND TRANSFERS OF SECURITIES

   During the year ended May 31, 2000, the Large Capitalization and Mid Capitalization Funds distributed securities in lieu of cash for an Institutional shareholder redemption. The shareholder received a pro-rata portion of the Large Capitalization and Mid Capitalization Fund's holdings. The value of the redemption was $130,393,186 and $68,697,399 for the Large Capitalization Fund and the Mid Capitalization Fund, respectively, (of which $67,290,904 and $32,770,364, respectively, was realized gain). Institutional shares of 6,385,562 and 3,890,000 were redeemed from the Large Capitalization and the Mid Capitalization Fund, respectively, as part of this transaction. This transaction was completed following guidelines approved by the Board of Trustees.

                             See Accompanying Notes

                          NOTES TO FINANCIAL STATEMENTS
================================================================================

10. SUBSEQUENT EVENT -- PARKSTONE MERGER (UNAUDITED)

   The Board of Trustees and shareholders of the Parkstone Group of Funds approved a reorganization of certain Parkstone Funds ("Reorganizing Funds") into similarly-managed Armada Funds. The Reorganization also provided for five Parkstone Funds ("Continuing Funds") to be merged into newly-established Armada investment portfolios. The tax-free reorganization of the reorganizing funds took place at the close of business on June 9, 2000. Similarly, the reorganization of the Continuing Funds took place on June 10, 2000, except the reorganization of the Parkstone Treasury Fund and the Armada Treasury Plus Money Market Fund occurred on June 16, 2000.


PARKSTONE REORGANIZING FUNDS                                     EXISTING ARMADA FUNDS
==================================================================================================================
Prime Obligations                                                Money Market 1
U.S. Government Obligations                                      Government Money Market 1
Tax-Free                                                         Tax Exempt Money Market 1
Bond1                                                            Bond
Limited Maturity Bond                                            Limited Maturity Bond 1 (formerly Enhanced Income)
Intermediate Government Obligations                              Intermediate Bond 1
Equity Income                                                    Equity Income 1
Small Capitalization                                             Small Cap Growth 1
International Discovery                                          International Equity 1
Balanced Allocation                                              Balanced Allocation 1
National Tax Exempt Bond                                         National Tax Exempt Bond 1

PARKSTONE CONTINUING FUND                                        NEW ARMADA FUNDS
==================================================================================================================
Large Capitalization 1                                           Large Cap Ultra
Mid Capitalization1                                              Mid Cap Growth
U.S. Government Income 1                                         U.S. Government Income
Michigan Municipal Bond 1                                        Michigan Municipal Bond
Treasury 1                                                       Treasury Plus Money Market
------------------------------------------------------------------------------------------------------------------

1 DENOTES THE SURVIVING OR CONTINUING PORTFOLIO FOR PURPOSES OF MAINTAINING THE
  FINANCIAL STATEMENTS AND PERFORMANCE HISTORY IN THE POST-REORGANIZATION FUNDS.

   Under the Agreement and Plan of Reorganization the Parkstone I shares were exchanged for Armada I shares, Parkstone A shares were exchanged for Armada A shares and Parkstone B shares were exchanged for Armada B shares.

   In subsequent financial reporting, the financial information for the Armada Bond Fund prior to June 9, 2000 will be that of the Parkstone Bond Fund. The Armada Bond Fund was the surviving net asset value. This means conversion factors were applied to the Parkstone Bond Fund's financial performance history for the respective share classes.

                             See Accompanying Notes

                          NOTES TO FINANCIAL STATEMENTS
================================================================================

   The net assets before and after the reorganization and shares issued and redeemed by the corresponding Armada Funds were as follows:


                                                                                             EXISTING                  PARKSTONE
EXISTING                           COMBINED NET ASSETS       PRIOR NET ASSETS           ARMADA FUND'S        REORGANIZING FUND'S
ARMADA FUNDS                        AS OF JUNE 9, 2000     AS OF JUNE 9, 2000           SHARES ISSUED            SHARES REDEEMED
================================================================================================================================
Money Market                            $5,008,943,683         $4,394,894,078              614,038,196               614,038,196
Government Money Market                  1,602,629,626          1,498,506,371              104,089,889               104,089,889
Tax Exempt Money Market                    628,784,360            535,418,763               93,358,177                93,358,177
Limited Maturity Bond                      202,393,175             92,554,395               11,273,126                11,937,935
Intermediate Bond                          382,256,189            301,710,283                8,086,393                 8,470,934
Bond                                       934,865,789            626,266,871               32,620,288                33,298,251
Equity Income                              734,773,889            501,897,326               15,013,663                24,002,514
Small Cap Growth                           452,639,251            184,684,416               17,041,876                11,204,423
International Equity                       754,601,736            445,440,153               20,943,493                19,911,559
Balanced Allocation                        224,665,290             76,237,123               13,933,236                11,739,478
National Tax Exempt Bond                   166,379,126            101,292,106                6,782,394                 6,518,841


                                                                                                  NEW                  PARKSTONE
NEW                                COMBINED NET ASSETS       PRIOR NET ASSETS           ARMADA FUND'S          CONTINUING FUND'S
ARMADA FUNDS                       AS OF JUNE 10, 2000    AS OF JUNE 10, 2000           SHARES ISSUED            SHARES REDEEMED
================================================================================================================================
Large Cap Ultra                           $324,621,718                    N/A               15,601,834                15,601,834
Mid Cap Growth                             368,457,916                    N/A               21,700,476                21,700,476
U.S. Government Income                     163,774,447                    N/A               18,554,018                18,554,018
Michigan Municipal Bond                    174,186,214                    N/A               16,624,617                16,624,617
Treasury Plus Money Market*                233,032,281                    N/A              233,026,341               233,026,341
--------------------------------------------------------------------------------------------------------------------------------

   *Assets moved into the Treasury Plus Money Market Fund on June 16, 2000.

   Included in the net assets from the Parkstone Funds were the following components:

                                                       UNDISTRIBUTED         ACCUMULATED        NET UNREALIZED
                                       PAID IN        NET INVESTMENT            REALIZED         APPRECIATION/
PARKSTONE FUNDS                         CAPITAL         INCOME (LOSS)        GAIN (LOSS)          DEPRECIATION         NET ASSETS
=================================================================================================================================
REORGANIZING FUNDS
Prime Obligations                  $614,043,384           $       --        $      6,221           $        --       $614,049,605
U.S. Government
   Obligations                      104,125,202                   --              (1,947)                   --        104,123,255
Tax-Free                             93,362,642                   --               2,955                    --         93,365,597
Limited Maturity Bond               123,442,582                1,305         (10,400,608)           (3,204,499)       109,838,780
Intermediate Government
   Obligations                       96,419,523                   --         (13,925,554)           (1,948,063)        80,545,906
Bond                                336,598,871               56,588         (20,684,216)           (7,372,325)       308,598,918
Equity Income                       198,245,704               45,148          11,715,646            22,870,065        232,876,563
Small Capitalization                152,247,648           (2,448,519)         27,779,138            90,376,568        267,954,835
International Discovery             200,905,437           (4,121,937)         32,761,819            79,616,264        309,161,583
Balanced Allocation                 118,022,915                 (151)          6,708,109            23,697,294        148,428,167
National Tax Exempt Bond             66,180,190                   --          (1,307,610)              214,440         65,087,020

CONTINUING FUNDS
Large Capitalization                 68,963,390           (1,784,939)        127,491,685           129,951,582        324,621,718
Mid Capitalization                  114,098,702           (3,200,309)        138,423,500           119,136,023        368,457,916
U.S. Government Income              178,091,984               33,878          (9,826,242)           (4,525,173)       163,774,447
Michigan Municipal Bond             172,259,138                2,703            (762,940)            2,687,313        174,186,214
Treasury                            233,025,351                1,003               5,927                    --        233,032,281
---------------------------------------------------------------------------------------------------------------------------------

                             See Accompanying Notes

                         REPORT OF INDEPENDENT AUDITORS
================================================================================

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE PARKSTONE GROUP OF FUNDS

   We have audited the accompanying statements of net assets of Large Capitalization Fund, Mid Capitalization Fund, U.S. Government Obligations Fund, MichiganMunicipal Bond Fund and Treasury Fund (the "Funds") as of May 31, 2000, and the related statements of operations, statements of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' managements. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.The statements of changes in net assets for the year ended May 31, 1999 and the financial highlights for the periods presented through May 31, 1999 were audited by other auditors whose report dated July 22, 1999 expressed an unqualified opinion on those financial statements and financial highlights.

   We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at May 31, 2000, and the results of their operations, changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                                            /s/signature omitted

Philadelphia, Pennsylvania
July 7, 2000

                       NOTICE TO SHAREHOLDERS (UNAUDITED)
================================================================================

   The information set forth below is for each fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax advisor for proper treatment of this information.

   For the fiscal year ended May 31, 2000, each Fund designated long term capital gains and exempt income with regards to distributions paid during the year as follows:


                                            (A)             (B)            (C)             (D)            (E)
                                         LONG TERM       ORDINARY
                                       CAPITAL GAINS      INCOME       TAX EXEMPT         TOTAL        QUALIFYING
                                       DISTRIBUTIONS   DISTRIBUTIONS  DISTRIBUTIONS    DISTRIBUTION     DIVIDENDS
FUND                                    (TAX BASIS)     (TAX BASIS)    (TAX BASIS)     (TAX BASIS)         (1)
----                                   -------------   -------------  -------------    ------------    ----------
Large Capitalization                       92.84%           7.16%         0.00%           100.00%         9.79%
Mid Capitalization                         74.56%          25.44%         0.00%           100.00%         0.66%
U.S. Government Income                      0.00%         100.00%         0.00%           100.00%         0.00%
Michigan Municipal Bond                     2.36%           0.01%        97.63%           100.00%         0.00%
Treasury                                    0.00%         100.00%         0.00%           100.00%         0.00%
International Discovery                    83.75%          16.25%         0.00%           100.00%         0.00%
Small Capitalization                       37.91%          62.09%         0.00%           100.00%         0.77%
Equity Income                              92.26%           7.74%         0.00%           100.00%        92.73%
Balanced Allocation                        69.23%          30.77%         0.00%           100.00%         0.00%
Bond                                        0.00%         100.00%         0.00%           100.00%         0.00%
Intermediate Government Obligations         0.00%         100.00%         0.00%           100.00%         0.00%
Limited Maturity Bond                       0.00%         100.00%         0.00%           100.00%         0.00%
National Tax Exempt                         5.55%           1.58%        92.87%           100.00%         0.00%
Prime Obligations                           0.00%         100.00%         0.00%           100.00%         0.00%
Tax-Free                                    0.00%           0.11%        99.89%           100.00%         0.00%
U.S. Government Obligations                 0.00%         100.00%         0.00%           100.00%         0.00%



     For the period ended June 9, 2000, each fund designated long term capital gains and exempt income with regards to distributions paid during the period of June 1, 2000 through June 9, 2000 as follows:

                                            (A)             (B)            (C)             (D)            (E)
                                         LONG TERM       ORDINARY
                                       CAPITAL GAINS      INCOME       TAX EXEMPT         TOTAL        QUALIFYING
                                       DISTRIBUTIONS   DISTRIBUTIONS  DISTRIBUTIONS    DISTRIBUTION     DIVIDENDS
FUND                                    (TAX BASIS)     (TAX BASIS)    (TAX BASIS)     (TAX BASIS)         (1)
----                                   -------------   -------------  -------------    ------------    ----------
International Discovery                    27.86%          72.14%          0.00%          100.00%         0.00%
Small Capitalization                       42.93%          57.07%          0.00%          100.00%         0.00%
Equity Income                               0.00%         100.00%          0.00%          100.00%         0.00%
Balanced Allocation                        56.96%          43.04%          0.00%          100.00%         0.00%
Bond                                        0.00%         100.00%          0.00%          100.00%         0.00%
Intermediate Government Obligations         0.00%         100.00%          0.00%          100.00%         0.00%
Limited Maturity Bond                       0.00%         100.00%          0.00%          100.00%         0.00%
National Tax Exempt                         0.00%           0.00%        100.00%          100.00%         0.00%
Prime Obligations                           0.00%         100.00%          0.00%          100.00%         0.00%
Tax-Free                                    0.00%           0.00%        100.00%          100.00%         0.00%
U.S. Government Obligations                 0.00%         100.00%          0.00%          100.00%         0.00%

Items (A), (B), (C) and (D) are based on a percentage of the Fund's total distribution.
Item (E) is based on a percentage of ordinary income distributions of the Fund.
(1) Qualifying Dividends represent dividends which qualify for the corporate dividends received deduction.

                      RESULTS OF PROXY VOTING (UNAUDITED)
================================================================================


May 10, 2000 Shareholder Meeting:

   A special meeting of the shareholders of the Large Capitalization, Mid Capitalization, U.S. Government Income, Michigan Municipal Bond and Treasury Funds was held on May 10, 2000. Shareholders approved the following proposal.

PROPOSAL:

   To approve an Agreement and Plan of Reorganization, attached to the Combined Prospectus/Proxy Statement for the meeting, which provides for: (a) transfer of substantially all of the assets and liabilities of each of the Parkstone Group of Funds into the corresponding fund of the Armada Funds in exchange for A shares, B shares or I shares, as applicable of such Armada Fund of equal value;
(b) the distribution of the shares of designated classes of the corresponding Armada Funds to the shareholders of the Parkstone Group of Funds; and (c) the dissolution under state law and the deregistration under the Investment Company Act of 1940, as amended, of the Parkstone Group of Funds.


                                % OF OUTSTANDING       % OF DOLLARS
FUND                              DOLLARS VOTED            VOTED
----                            ----------------       -------------
LARGE CAPITALIZATION
    Affirmative .................      92.022%              99.717%
    Against .....................       0.115%               0.124%
    Abstain .....................       0.146%               0.159%
                                   ----------           ----------
       Total ....................      92.283%             100.000%
                                   ==========           ==========

MID CAPITALIZATION
    Affirmative .................      86.621%              99.154%
    Against .....................       0.306%               0.350%
    Abstain .....................       0.434%               0.496%
                                   ----------           ----------
          Total .................      87.361%             100.000%
                                   ==========           ==========

U.S. GOVERNMENT INCOME
    Affirmative .................      89.464%              98.999%
    Against .....................       0.215%               0.239%
    Abstain .....................       0.689%               0.762%
                                   ----------           ----------
          Total .................      90.368%             100.000%
                                   ==========           ==========

MICHIGAN MUNICIPAL BOND
    Affirmative .................      85.569%              99.325%
    Against .....................       0.255%               0.295%
    Abstain .....................       0.327%               0.380%
                                   ----------           ----------
          Total .................      86.151%             100.000%
                                   ==========           ==========

TREASURY
    Affirmative .................      60.383%              99.996%
    Against .....................       0.000%               0.000%
    Abstain .....................       0.002%               0.004%
                                   ----------           ----------
          Total .................      60.385%             100.000%
                                   ==========           ==========

                                      NOTES

                                      NOTES

                                      NOTES

================================================================================

BOARD OF TRUSTEES


ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.
Strategic Distribution, Inc.


HERBERT R. MARTENS, JR.
PRESIDENT
Executive Vice President,
    National City Corporation
Chairman, President and Chief Executive
    Officer, NatCity Investments,Inc.


LEIGH CARTER
Retired President and Chief Operating
     Officer, B.F. Goodrich Company
Director:
Kirtland Capital Corporation
Morrison Products
TruSeal Technologies


JOHN F. DURKOTT
President and Chief Operating Officer,
    Kittle's Home Furnishings Center, Inc.


ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy


RICHARD W. FURST
Garvice D. Kincaid Professor of Finance
     and Dean, Gatton College of Business
     and Economics, University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation
Office Suites Plus, Inc.
ihigh.com, Inc.

GERALD L. GHERLEIN
Retired Executive Vice President and
    General Counsel, Eaton Corporation


J. WILLIAM PULLEN
President and Chief Executive Officer,
    Whayne Supply Company


  The Armada Trustees also serve as the Trustees of The Armada Advantage Fund. They served as Trustees of The Parkstone Group of Funds until the completion of its reorganization into Armada Funds on June 16, 2000.


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
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